              INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252
                      OF THE TELECOMMUNICATIONS ACT OF 1996

                                 by and between

                                  NEVADA BELL


                                      and

                            Pac-West Telecomm, Inc.

TABLE OF CONTENTS

 1. DEFINITIONS ......................................................7
 2. INTERPRETATION AND CONSTRUCTION .................................12

3. IMPLEMENTATION SCHEDULE AND INTERCONNECTION ACTIVATION
 DATES ................. . ............ . . .........................12

4. INTERCONNECTION PURSUANT TO SECTION 251(c)(2)(A),(B),(C);
   ---------------------------------------------------------
    47 CFR. Section51.305(a)(1) ..... ...............................13
-----------------------------------
 4.1 Scope ..........................................................13

   4.2 Interconnection Coverage Section 251(c)(2)(B) and (C),
       ------------------------------------------------------
       47 CFR 4 51.305(a)(2) ........................................13
---------------------------------------------------------------------
   4.3 Methods for Interconnection ..................................14
       --------------------------------------------------------------
     (a)     Ph.sical Collocation ...................................14
        -------------------------------------------------------------

    (b) Virtual Collocation .........................................14
        -------------------------------------------------------------

    (c)    Leased Facility Interconnection ("LFI") ..................14
           ----------------------------------------------------------

    (d) Fiber Meet ..................................................14
        -------------------------------------------------------------

    (e)    Other Interconnection Methods ............................14
           ----------------------

 4.4 Physical Architecture ..........................................15
     ----------------------------------------------------------------
 4.4.2 Mid-Point Meet ...............................................16
       --------------------------------------------------------------

   4.5 Single POI Model .............................................16
       -----------
   4.6 Additional Interconnection ...................................17
       --------------------------------------------------------------
   4.7 Responsibilities of the Parties ..............................17
       ------------------------

5. TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE
   ------------------------------------------------------

     TRAFFIC PURSUANT TO SECTION 251(c)(2)(D); 252(d)(1) and (2);
     ------------------------------------------------------------
      47 CFR 4 51.305(a)(5)   .......................................19
------------------------------

    5.1    Scope of Traffic ..........................................19
           -----------------------------------------------------------
    5.2    Responsibilities of the Parties ...........................21
           -----------------------------------------------------------
    5.3    Reciprocal Compensation for Termination of Local Traffic ..22
           -------------------------------------------------

       5.3.2 Applicability of Rates ..................................22
             ---------------------------------------------------------
       5.3.3 Rate Elements ...........................................22
             ---------------------------------------------------------
       5.3.4 Local Traffic Interconnection Rates .....................23
             ---------------------------------------------------------

    5.4    Reciprocal Compensation for Transit Traffic ...............23
           -----------------------------------------------------------
    5.5    Reciprocal Compensation for Termination of IntraLATA
           ----------------------------------------------------
           Interexchange Traffic .....................................24
----------------------------------------------------------------------
    5.6    Compensation for Origination and Termination of Switched
           --------------------------------------------------------
           Access Service Traffic to or from an IXC (Meet-Point
---------------------------------------------------------------
           Billing ("MPB") Arrangements) .............................24
----------------------------------------------------------------------

    5.7    Maintenance of Service ....................................26
           ---------------

 6. TRANSMISSION AND ROUTING OF SWITCHED ACCESS TRAFFIC
    ---------------------------------------------------
 PURSUANT TO 251(c)(2) ...............................................27
----------------------------------------------------------------------
 6.1 Scope of Traffic ................................................27
     -----------------------------------------------------------------
 6.2 Trunk Group Architecture and Traffic Routin .....................27
     -----------------------------------------------------------------
 7. TRANSPORT AND TERA41NATION OF OTHER TYPES OF TRAFFIC .............28
    ------------------------------------------------------------------
 7.1 Information Services Traffic ....................................28
     -----------------------------------------------------------------
 7.2 Busy Line Verification ("BLV")/Busy Line
     ----------------------------------------
     Verification/Interrupt ("BLVI") Traffic .........................28
----------------------------------------------------------------------
 S. SIGNALING ........................................................28

 9. NUMBERING .............. .........................................29

 9.9 NXX Migration ...................................................30
     -----------------------------------------------------------------
 10. RESALE - SECTIONS 251(b)(1); 251(c)(4); 252(d)(3);
     --------------------------------------------------
     and 271(c)(2)(B)(xiv) ...........................................30
----------------------------------------------------------------------
 10.1 Availability of NEVADA Retail Telecommunications Services
      ---------------------------------------------------------
      for Resale .....................................................30
----------------------------------------------------------------------

    10.2 Availability of CLEC Retail Telecommunication Services
         ------------------------------------------------------
        for Resale ...........................................................31
------------------------------------------------------------------------------

11.     UNBUNDLED NETWORK ELEMENTS -SECTIONS 251(c)(3),271(c)(2)(B)
   ----------------------------------------------------------------
        (ii),(iv),'(v),'(vi),(x) .............................................31
------------------------------------------------------------------------------
 12.    NOTICE OF CHANGES - SECTION 251(c)(5) ................................31
        ----------------------------------------------------------------------
 13.    COLLOCATION - SECTION 251(c)(6) ......................................31
        ----------------------------------------------------------------------
 14.    NUMBER PORTABILITY - SECTIONS 251(b)(2) and 271(c)(2)(B)(xi) .........31
        ----------------------------------------------------------------------
 15.    DIALING PARITY - SECTION 251(b)(3); 271(c)(2)(B)(xii); and 271(e)(2) .32
        ----------------------------------------------------------------------
 16.    ACCESS TO RIGHTS-OF-WAY - SECTION 251(b)(4) and 271(c)(2)(B)(iii) ....32
        ----------------------------------------------------------------------
 17.    DATABASE ACCESS -SECTION 271(c)(2)(B)(x) .............................32
        ----------------------------------------------------------------------
 18.    INTERCEPT REFERRAL ANNOUNCEMENTS .....................................32
        ----------------------------------------------------------------------
 19.    COORDINATED REPAIR CALLS .............................................32
        ----------------------------------------------------------------------
 20.    OTHER SERVICES 271(c)(B)(2)(vii) and 271(c)(2)(B)(viii) ..............33
        ----------------------------------------------------------------------
 20.1   White Pages ..........................................................33
        ----------------------------------------------------------------------

    20.2  911 and E91 I Services .............................................33
          --------------
    20.3  Directory Assistance ("DA") ........................................33
          --------------------------------------------------------------------
    20.4  Operator Services ..................................................33
          --------------------------------------------------------------------
    20.5  Signaling System 7 Interconnection .................................33
          --------------------------------------------------------------------

 21. GENERAL RESPONSIBILITIES OF THE PARTIES .................................34
             ------------------------
 21.1 Implementation Schedule ................................................34
      ------------------------------------------------------------------------
 22. EFFECTIVE DATE, TERM, AND TERMINATION ...................................36
     -------------------------------------------------------------------------
 23. DISCLAIMER OF REPRESENTATIONS AND WARRANTIES ............................37
     -------------------------------------------------------------------------
 24. CHANGES IN END USER LOCAL EXCHANGE SERVICE PROVIDER
     ---------------------------------------------------
 SELECTION ...................................................................37
------------------------------------------------------------------------------

 25.    SEVERABILITY .........................................................38
        ----------------------------------------------------------------------

 26.    INTELLECTUAL PROPERTY ................................................38
        ----------------------------------------------------------------------
 27.    INDEMNIFICATION ......................................................39
        ----------------------------------------------------------------------
 28.    LIMITATION OF LIABILITY ..............................................41
        ----------------------------------------------------------------------
 29.    REGULATORY APPROVAL ..................................................42
        ----------------------------------------------------------------------
 30.    MISCELLANEOUS ........................................................42
        ----------------------------------------------------------------------
 30.1   Authorization ........................................................42
        ----------------------------------------------------------------------

     30.2 Compliance and Certification .......................................43
          --------------------------------------------------------------------
     30.3 Law Enforcement ....................................................43
          --------------------------------------------------------------------
      (a) Intercept Devices: .................................................43
          --------------------------------------------------------------------
      (b) Subpoenas: .........................................................43
          --------------------------------------------------------------------
      (c) Emergencies: .......................................................44
          --------------------------------------------------------------------
     30.4 Independent Contractor .............................................44
          ------------
     30.5 Force Mai eure .....................................................44
          --------------------------------------------------------------------
     30.6 Confidentiality ....................................................45
          --------------------------------------------------------------------
     30.7 Governing Law ......................................................47
          --------------------------------------------------------------------
     30.8 Taxes ..............................................................47
     30.9 Non-Assignm ........................................................49
          --------------------------------------------------------------------

   30.10 Non-Waiver ..........................................................49
         ---------------------------------------------------------------------
   30.11 Audits ..............................................................49
   30.12 Disputed Amounts ....................................................50
         ---------

    30.13    Dispute   Resolution ............................................51
             -----------------------------------------------------------------

 30.14    Notices ...........................................................51
          -------------------------------------------------------------------

 30.15 Publicity and Use of Trademarks or Service Marks .....................52
       ----------------------------------------------------------------------
 30.16 Section 252(i) Obligations ...........................................52
       ----------------------------------------------------------------------
 30.17 Joint Work Product ...................................................53
       ----------------------------------------------------------------------
 30.18 Intervening Law ......................................................53
       ----------------------------------------------------------------------
 30.19 No Third Party Beneficiaries; Disclaimer of Agenc ....................53
       ----------------------------------------------------------------------
 30.20 No License ...........................................................54
       ----------------------------------------------------------------------
 30.21 Survival .............................................................54
 30.22 Scope of Agreement ...................................................54
       ----------------------------------------------------------------------

 30.23     Entire Agreement
 .............................................................................54

           INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996

         This Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996 ("Agreement"), is by and between Nevada Bell ("NEVADA"), a Nevada Corporation, and Pac-West Telecomm, Inc. ("CLEC"), a California Corporation.

         WHEREAS, the Parties want to interconnect their networks at mutually agreed upon points of interconnection to provide, directly or indirectly, Telephone Exchange Services and Exchange Access to residential and business end users predominantly over their respective telephone exchange service facilities in Nevada; and

         WHEREAS, the Parties arc entering into this Agreement to set forth the respective obligations of the Parties and the terms and conditions under which the Parties will interconnect their networks and provide other services as required by the Telecommunications Act of 1996 ("the Act") and additional services as set forth herein; and

         WHEREAS, for purposes of this Agreement, the Parties intend to operate where NEVADA is the incumbent local exchange carrier and CLEC, a competitive local exchange carrier, is certified by The Public Utilities Commission of Nevada, as required.

1.       DEFINITIONS

1.1 "Act" means the Communications Act of 1934 (47 U.S.C. 153(R)], as amended by the Telecommunications Act of 1996.

1.2      "Affiliate" is as defined in the Act.

     1.3 "AMA" means the Automated Message Accounting structure inherent in switch technology that initially records telecommunication message information. AMA format is contained in the Automated Message Accounting document, published by Bellcore as GR-1 100-CORE which defines the industry standard for message recording.

     1.4  "Automatic Number Identification" or "ANT' is a Feature Group D or a
          CAMA

         signaling parameter that forwards the telephone ("CAMA") or billing number ("FG-D") of the calling party.

     1.5 "Busy Line Verification Interrupt" or "BLVI" means a service in which an End User requests an operator to confirm the busy status of a line and requests an interruption of the call.

 1.6 "Calling Party Number" or "CPN" is a Signaling System 7 ("SS7") parameter whereby the ten (10) digit number of the calling party is forwarded from the End Office.

     1.7 "Central Office Switch" means a single switching system within the public switched telecommunications network, including the following:

(a)      "End Office Switches" which are Class 5 switches where

         End User Exchange Services are directly connected and offered; and

(b)      "Tandem Office Switches" or "Access Tandems" which are

         Class 4 switches used to connect and switch calls over interoffice trunks between Central Office Switches.

Central Offices may be employed as combination End Office/Tandem Office switches.

     1.8 "CLASS Features" mean certain CCS-based features available to End Users including, but not limited to: Automatic Call Back; Call Trace; Distinctive Ringing/Call Waiting; Selective Call Forward; and Selective Call Rejection.

 1.9 "Collocation" is defined in Appendix PHYSICAL COLLOCATION. Generally, however, "collocation" refers to an arrangement whereby one Party's (the "Collocating Party") facilities are terminated in its equipment necessary for Interconnection or for access to Network Elements on an unbundled basis which has been installed and maintained at the premises of a second Party (the "Housing Party"). Collocation may be "physical" or "virtual." "Physical Collocation" is defined in Appendix PHYSICAL COLLOCATION and generally refers to the Collocating Party installing and maintaining its own equipment in the Housing Party's premises. "Virtual Collocation is defined in Appendix NIM and generally refers to the "Housing Party" owning, installing and maintaining the collocated equipment in the Housing Party's premises.

1.10     "Commission" or "PUC" means the Public Utilities Commission of Nevada.

"Common Channel Signaling" or "CCS" is a special network, fully separate from the transmission path of the public switched network, that digitally transmits call set-up and network control data. Unless otherwise agreed by the Parties, the CCS protocol used by the Parties shall be SS7.

 1.12 "Control Office" means an exchange carrier center or office designated as its company's single point of contact for the provisioning and maintenance of its portion of interconnection arrangements.

     1.13 "Dialing Parity' is as defined in the Act. As used in this Agreement, Dialing Parity refers to both Local Dialing Parity and Toll Dialing Parity.

 1.14 "Digital Signal Level" means one of several transmission rates in the time-division multiplex hierarchy.

     1.15 "Digital Signal Level 0" or "DS-0" means the 64 Kbps zero-level signal in the time-division multiplex hierarchy.

     1.16 "Digital Signal Level 1" or "DS-1" means the 1.544 Mbps first-level signal in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS- I is the initial level of multiplexing.

     1.17 "Digital Signal Level 3" or "DS-3" means the 44.736 Mbps third-level in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS-3 is defined as the third level of multiplexing.

1.18 "End User" means a third-party residence or business that subscribes to Telecommunications Services provided by either of the Parties or by another telecommunications service provider.

1.19     "Exchange Access" see Switched Access.

1.20 "Exchange Message Record" or "EMR" means the standard used for exchange of Telecommunications message information among Telecommunications Carriers for billable, non-billable, sample, settlement and study data. EMR format is contained in Bellcore Practice BR-010-200-010 CRIS Exchange Message Record.

1.21 "Fiber Meet" means an Interconnection architecture method whereby the Parties physically interconnect their networks via an optical fiber interface (as opposed to an electrical interface) at a mutually agreed-upon location.

1.22     "Interconnection" is as defined in the Act.

1.23 "Interconnection Activation Date" is the date that the construction of the joint facility Interconnection arrangement has been completed, trunk groups have been established, and joint hunk testing is completed.

1.24 "Interexchange Carrier" or "IXC" (also referred to as "Switched Access Customer"), means a carrier that provides, directly or indirectly, interLATA or intraLATA Telephone Toll Services. For purposes of Section 6 of this Agreement, the term "IXC" includes any entity which purchases FGB or FGD Switched Access Service in order to originate or terminate traffic to/from CLEC's End Users.

1.25 "IntraLATA Toll Traffic" means those intraLATA station calls that are not defined as Local Traffic in this Agreement.

1.26 "Line Side" refers to End Office switch connections that have been programmed to treat the circuit as a local line connected to a terminating station (e.g., an ordinary subscriber's telephone station set, a PBX, answering machine, facsimile machine or computer). Line Side connections offer only those transmission and signal features appropriate for a connection between an End Office and such terminating station.

1.27 "Local Exchange Routing Guide" or "LERG" means a Bellcore Reference Document used by LECs and IXCs to identify NPA-NXX routing and homing information as well as Network Element and equipment designations.

1.28     "Local Exchange Traffic" is as defined in the Act.

 1.29 "Local Interconnection Trunks/Trunk Groups" are used for the termination of Local Exchange Traffic, using Bellcore Technical Reference GR-317-CORE ("GR-317").

 1.30 "Local Traffic," or "Local Calling Area" for purposes of intercompany compensation, is if

(a)  the call originates and terminates in the same NEVADA exchange area; or

         (b) originates and terminates within different NEVADA Exchanges that share a common local calling area, e.g., Extended Area Dialing ("EAD").

1.31 "Losses" means any and all losses, costs (including court costs), claims, damages (including fines, penalties, and criminal or civil judgments and settlements), injuries, liabilities and expenses (including attorneys' fees).

1.32 "MECAB" refers to the Multiple Exchange Carrier Access Billing ("MECAB") document prepared by the Billing Committee of the Ordering and Billing Forum ("OBF"), which functions under the auspices of the Carrier Liaison Committee ("CLC'~ of the Alliance for Telecommunications Industry Solutions ("ATIS"). The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of access services provided to an IXC by two or more LECs, or by one LEC in two or more states within a single LATA. The latest release is issue No. 5, dated June 1994.

1.33 "MECOD" refers to the Multiple Exchange Carriers Ordering and Design "MECOD") Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee of the Ordering and Billing Forum ("OBF"), which functions under the auspices of the Carrier Liaison Committee ("CLC") of the Alliance for Telecommunications Industry Solutions ("ATIS'). The MECOD document, published by Bellcore as Special Report SR STS-002643, establishes methods for processing orders for access service which is to be provided to an IXC by two or more telecommunications providers. The latest release is issue No. 3, dated February 1996.

1.34 "Meet-Point Billing" or "MPB" refers to a billing arrangement whereby two or more Telecommunications Carriers jointly provide for Switched Access Service to an IXC, with each LEC receiving an appropriate share of its switched access revenues as defined by its effective access tariffs.

 1.35 "Meet Point Trunks/Trunk Groups" ("MPTGs") are used for the joint provision of Switched Access services, utilizing Bellcore Technical References GR-394-CORE ("GR-394") and GR-317-CORE ("GR-317"). MPTGs are those between a local End Office and an Access Tandem as described in FSD 20-24-0000 and 20-24-0300.

 1.36 "Mid-Span Meet" means an interconnection between two LECs whereby each provides its own cable and equipment up to the meet point of the cable facilities. The meet point is the demarcation establishing ownership of and responsibility for each LEC's portion of the transmission facility.

 1.37 "Network Element Bona Fide Request" or "BFR" means the process described in Appendix UNE that is attached hereto and incorporated herein that prescribes the terms and conditions relating to a Party's request that the other Party provide a Network Element.

 1.38 "Originating Line Information ("OLI")" is an SS7 Feature Group D signaling parameter which refers to the number transmitted through the network identifying the billing number of the calling party.

 1.39 "Point of Interconnection" or "POI" means a physical location at which the Parties' networks meet for the purpose of establishing interconnection. POIs include a number of different technologies and technical interfaces based on the Parties' mutual agreement.

 1.40 "Rating Point" means the Vertical and Horizontal ("V&H") coordinates associated with a particular telephone number for rating purposes.

 1.41 "Routing Point" means a location which a LEC has designated on its own network as the homing or routing point for traffic inbound to Exchange Service provided by the LEC which bears a certain NPA-NXX designation. The Routing Point is employed to calculate mileage measurements for the distance-sensitive transport element charges of Switched Access services. The Routing Point need not be the same as the Rating Point, nor must it be located within the Rate Center area, but must be in the same LATA as the NPA-NXX.

 1.42 "Switched Access" service means an offering of access to services or facilities for the purpose of the origination or termination of traffic from or to Exchange Service customers in a given area pursuant to a Switched Access tariff. Switched Access Services includes: Feature Group A ("FGA)", Feature Group B ("FGB"), Feature Group C ("FGC"), Feature Group D ("FGD"), Toll Free Service, 700 and 900 access. Switched Access service does not include traffic exchanged between LECs for the purpose of local exchange interconnection.

 1.43 "Synchronous Optical Network" or "SONET" means an optical interface standard that allows inter-networking of transmission products from multiple vendors. The
base rate is 51.84 Mbps ("OC-1/STS-1") and higher rates are direct multiples of the base rate, up to 13.22 Gbps.

1.44     "Telephone Exchange Service" is as defined in the Act.

 1.45 "Toll Free Service" means service provided with any dialing sequence that invokes toll-free, i.e., 800-like, service processing. Toll Free Service includes calls to the Toll Free Service 800/888 NPA SAC codes.

 1.46 "Trunk-Side" refers to a Central Office Switch connection that is capable of, and has been programmed to treat the circuit as connecting to another switching entity, forexample, another Central Office switch. Trunk-Side connections offer those transmission and signaling features appropriate for the connection of switching entities and cannot be used for the direct connection of ordinary telephone station sets.

 1.47 "Wire Center" means an occupied structure or portion thereof in which a Party has the exclusive right of occupancy and which serves as a Routing Point for Switched Access Service.

2.       INTERPRETATION AND CONSTRUCTION

         In the event of any amendment of the Act or any legislative, regulatory, judicial order, rule or regulations, or other legal action that revises or reverses the Act, the FCC's Orders in FCC Docket Nos. 96-98 and 95-185 or any applicable order or arbitration award purporting to apply the provisions of the federal Act, the Parties reserve all of their rights and remedies, including those to amend, alter, or revise this Agreement. Wherever a tariffed rate is cited or quoted, it is understood that said cite incorporates any changes to said tariffs as required by the Act.

3.       IMPLEMENTATION SCHEDULE AND INTERCONNECTION ACTIVATION

         DATES

Subject to the terms and conditions of this Agreement, Interconnection of the Parties' facilities and equipment pursuant to Sections 4, 5, and 6 for the transmission and routing of Telephone Exchange Service Traffic and Exchange Access Traffic shall be established on or before the corresponding "Interconnection Activation Date" shown for each Exchange Area on Appendix DCO attached hereto and incorporated by reference. Appendix DCO may be revised and supplemented from time to time upon the mutual agreement of the Parties to reflect the Interconnection of additional Exchange Areas pursuant to Section 4.6 by modifying or upd. ating Appendix DCO.

4.       INTERCONNECTION PURSUANT TO SECTION 251(c)(2)(A),(B),(C); 47 CFR

         51.305(a)(1)

4.1      Scope

         This Section describes the physical architecture for Interconnection of the Parties' facilities and equipment for the transmission and routing of Telephone Exchange Service traffic and Switched Access traffic pursuant to Section 251(c)(2) of the Act. Such Interconnections shall be equal in quality to that provided by the Parties to themselves or to any subsidiary, affiliate or Third Party. Appendix ITR attached hereto and incorporated by reference prescribes the specific trunk groups (and traffic routing parameters) which will be configured over the physical connections described in this Section 4 to provide the facilities for the transmission and routing of Telephone Exchange Service traffic (as described in Section 5), Switched Access traffic (as described in
         Section 6) and BLV/BLV/I traffic (as described in Section 7.2).

4.2      Interconnection Coverage Section 251(c)(2)(B) and (C). 47 CFR Section
   ---------------------------------------------------------------------------
51.305(a)(2)

The Parties will establish Local Interconnection Trunks to exchange Local and IntraLATA Toll traffic. All Local Interconnection Trunk Groups established directly with the other Party's network, including facilities and Points of Interconnection ("POIs"), will conform with this Section of this Agreement. All traffic exchanged over Local Interconnection Trunk Groups will be treated as CLEC traffic and subject to the terms and conditions of this Agreement. Neither Party shall terminate Switched Access traffic over Local Interconnection Trunks. Separate two-way Meet Point trunks will be established for the joint provisioning of Switched Access traffic. Local Interconnection will be provided via two-way Minks unless both Parties agree to implement one-way trunks on a case-by-case basis.

4.2. 1. CLEC shall interconnect with NEVADA's facilities as follows:

(a)      Each Party will establish a Local Interconnection Trunk Group with each Access Tandem in the LATA(s) in which it originates or terminates Local and/or Toll traffic with the other Party. Parties may not route Local Interconnection traffic to an Access Tandem destined for an NXX that subtends another tandem. The Parties agree that direct trunking to an End Office from either Party's End Office or Access Tandem is permitted under the terms of this section.

CLEC will interconnect with any NEVADA Access Tandems in each of the LATA(s) in which it originates traffic and interconnects with NEVADA.

(b)      In addition to the tandem interconnection described above, either

         Party may establish End Office-to-End Office or End Office-to-tandem or tandem-to-tandem trunk groups. In the case of host remote End Offices, such interconnection shall occur at the location of the host or remote, at the option of the Party deploying the host-remote End Office.

     4.2.2. NEVADA shall interconnect with CLEC's facilities under terms and conditions no less favorable than those identified in Section 4.2. 1, above.

4.3      Methods for Interconnection

Where the Parties interconnect, for the purpose of exchanging traffic between networks, the Parties may use the following interconnection methods for each Tandem and End Office identified in Appendix DCO making use of facilities they own or lease from a third party or NEVADA:

(a)      Physical Collocation

          As set forth in Appendix PHYSICAL COLLOCATION.

          (b) Virtual Collocation

          As set forth in Appendix NIM.

(c)      Leased Facility Interconnection ("LFI")
   ---------------------------------------------

         Where facilities exist, either Party may lease facilities from the other Party as defined in Section 6 of Appendix NIM.

(d)      Fiber Meet

         The Parties agree to establish technical interface specifications for Fiber Meet arrangements that permit the successful interconnection and completion of traffic routed over the facilities that interconnect at the Fiber Meet. The technical specifications will be designed so that each Party may, as far as is technically feasible, independently select the transmission, multiplexing, and fiber terminating equipment to be used on its side of the Fiber Meet.

(e)      Other Interconnection Methods

     Other interconnection methods, as negotiated by the Parties, which interconnect CLEC's and NEVADA's networks for the transmission and routing of telephone exchange traffic, Switched Access traffic, or both; at any technically feasible point within NEVADA's network including:

the line-side of a local switch;

(ii)     the trunk-side of a local switch;

(iii)    the trunk interconnection points for a tandem switch;

(iv)     central office cross-connect points;

(v)      out-of-band signaling transfer points necessary to exchange traffic at these points and access call related databases; and

(vi)     the points of access to unbundled Network Elements;

                  shall be at a level of quality that is equal to that which NEVADA provides itself, a subsidiary, an affiliate, or any other party.

4.4      Physical Architecture

Using one or more of the Interconnection Methods described in Section 4.3 above, the Parties will agree on a physical architecture plan. This plan will be documented within Appendix DCO. CLEC and NEVADA agree to interconnect their networks through existing and/or new facilities between CLEC End Offices and/or Access Tandem Switches and the corresponding NEVADA End Office and/or Access Tandems set forth in Appendix DCO. The Parties will establish logical trunk groups referencing the appropriate CLEC Central Office or Routing Point and NEVADA Central Office. In addition, where necessary, and as mutually agreed to, the Parties will define facilities between their networks to permit trunk group(s) to be established between the points listed in Appendix DCO.

Nothing in the foregoing restricts either Party from ordering and establishing CLEC/NEVADA Local Interconnection Trunk Groups in addition to the initial combinations described above. Amendment to the Appendix DCO may be made by either Party, upon thirty (30) days written notice and acceptance by the other Party. Acceptance will not be unreasonably withheld. Such amendments may be made without the need to renegotiate the terms of the rest of this Agreement; however, such amendments will be effective upon filing with and approval by the Commission.

     4.4.1 The Parties will mutually agree on the appropriate sizing for facilities based on the standards set forth below and in Appendix NIM. The capacity of interconnection facilities provided by each Party will be based on mutual forecasts and sound engineering practice, as mutually agreed to by the Parties during planning and forecasting meetings. The interconnection facilities provided by each Party shall be formatted using either Alternate Mark Inversion Line Code or Superframe Format Framing. DS-3 facilities will be optioned for C-bit Parity.

4.4.1.1 When interconnecting at NEVADA's tandems, the Parties agree to optionally establish Bipolar 8 Zero Substitution Extended Super Frame ("B8ZS ESF") two-way trunks, where technically feasible, for the sole purpose of transmitting 64K CCC data calls. In no case will these trunks be used for calls for which the User Service Information parameter (also referred to as "Bearer Capability") is set for "speech". Where additional equipment is required, such equipment would be obtained, engineered, and installed on the same basis and with the same intervals as any similar growth job for IXC's, CLEC's, or NEVADA's internal customer demand for 64K CCC trunks.

         4.4.1.2 When interconnecting at NEVADA's digital End Offices, the Parties have a preference for use of B8ZS ESF two-way trunks for all traffic between their networks. Where available, such trunk equipment will be used for these Local Interconnection Trunk Groups. Where AMI trunks are used, either Party may request upgrade to B8ZS ESF when such equipment is available.

4.4.2    Mid-Point Meet

                  Using the Mid-Point Meet architecture, the Parties will agree upon a Point of Interconnection ("POI"). The POI functions as a demarcation point for each Party. Each Party is responsible to transport all trunking to its side of the POI utilizing any method of interconnection described in Section 4.3 above. Each Party is responsible for the appropriate sizing, operation, and maintenance of the transport facility and trunking to the POI.

4.5      Single POI Model

Unless otherwise agreed by the Parties, for each interconnection between the Parties for the exchange of Local, IntraLATA Toll, and Meet Point traffic, the Parties agree that there will be a single Point of Interconnection (at NEVADA's or another carrier's wire center located in the geographic area where NEVADA operates as an independent LEC) between any two switching entities.

4.6      Additional Interconnection

If CLEC decides to offer Telephone Exchange Services in any LATA in which NEVADA also offers Telephone Exchange Services, CLEC shall provide written notice to NEVADA of the need to establish Interconnection in such LATA pursuant to Section
4.4 of this Agreement.

4.7      Responsibilities of the Parties

4.7.1 CLEC and NEVADA shall work cooperatively to install and maintain a reliable network. CLEC and NEVADA shall exchange appropriate information (e.g., maintenance contact numbers, network information, information required to comply with law enforcement and other security agencies of the Government and such other information as the Parties shall mutually agree) to achieve this desired reliability.

4.7.2 CLEC and NEVADA agree to exchange such reports and/or data as provided in this Agreement to facilitate the proper billing of traffic. Either Party may request an audit of such usage reports on no fewer than ten
         (10) business days written notice and any audit shall be accomplished during normal business hours at the office of the Party being audited which shall be Stockton, California for CLEC and Reno, Nevada for NEVADA). Such audit must be performed by a mutually agreed-to independent auditor paid for by the Party requesting the audit and may include review of the data described above. Such audits shall be requested within six (6) months of having received the PLU factor and usage reports from the other Party, and may not be requested more than twice per year.

4.7.3 CLEC and NEVADA will review engineering requirements on a semi-annual basis and establish forecasts for trunk and facilities utilization provided under this Agreement. New wank groups will be implemented as dictated by engineering requirements of either NEVADA or CLEC.

4.7.4 CLEC and NEVADA shall share responsibility for all Control Office functions for Local Interconnection Trunks and Trunk Groups, and both Parties shall share the overall coordination, installation, and maintenance responsibilities for these trunks, and trunk groups.

4.7.5 CLEC is responsible for all Control Office functions for the Meet Point Trunks and Trunk Groups, and shall be responsible for the overall coordination, installation, and maintenance responsibilities for these trunks and trunk groups.

4.7.6 CLEC and NEVADA shall:

         (a)      provide trained personnel with adequate and compatible test
  - equipment to work with each other's technicians;

(b)      notify each other when there is any change affecting the service requested, including the due date;

(c)      coordinate and schedule testing activities of their own personnel,

         and others as applicable, to ensure its interconnection trunks/trunk groups are installed per the interconnection order, meet agreed upon acceptance test requirements, and are placed in service by the due date;

(d)      perform sectionalization to determine if a trouble is located in its facility or its portion of the interconnection trunks prior to referring the trouble to each other;

(e)      advise each other's Control Office if there is an equipment failure that may affect the interconnection trunks;

(f)      provide each other with a trouble reporting number that is readily accessible and available 24 hours per day/7 days a week;

(g)      provide to each other test-line numbers and access to test lines,

          including a test-line number that returns answer supervision in each NPA-NXX opened by a Party;

(h)      provide their respective billing contact numbers to one another on a reciprocal basis; and

(i)      will conduct cooperative testing for the proper recording of AMA records in each carrier switch(es) before establishing service.

4.7.7 Within ninety (90) days of the due date of the initial installation of local interconnection trunks, CLEC will provide to NEVADA CLEC's references or internal standards governing each topic in Appendix BILATERAL.

5.       TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE

         TRAFFIC PURSUANT TO SECTION 251(c)(2)(D); 252(d)(1) and (2); 47 CFR Section
         51.305(al(5)

5.1      Scope of Traffic

This Section 5 prescribes traffic routing parameters for Local Interconnection Trunk Group(s) the Parties shall establish over the Interconnections specified in Section 4.

 5.1.1 Either Party may opt at any time to terminate, i.e., overflow, to the other Party some or all Local Exchange Traffic and intraLATA Toll traffic originating on its network, together with Switched Access traffic, via Feature Group D or Feature Group B Switched Access Services. Either Party may otherwise purchase these Switched Access Services from the other Party subject to the rates, terms and conditions specified in its standard intrastate access tariffs, including any usage-sensitive rates for the Local Exchange or intraLATA Toll traffic terminated over the Switched Access service.

 5.1.2 Each Party shall deliver to the other Party over the Local Interconnection Trunk Group(s) only such traffic which is destined for those publicly dialable NPA-NXX codes served by End Offices that directly subtend the Access Tandem or to those Wireless Service Providers that directly subtend the Access Tandem.

 5.1.3 Unless otherwise agreed to, each Party shall deliver all traffic destined to terminate at either Party's End Office or tandem in accordance with the serving arrangements defined in the LERG.

 5.1.4 Where the Parties deliver over the Local Interconnection Trunk Group(s) miscellaneous calls (e.g., time, weather, NPA-555, Mass Calling Codes) destined for each other, they shall deliver such traffic in accordance with the serving arrangements defined in the LERG.

5.1.5    N1 1 codes (e.g., 611, 811, & 911) shall not be sent between CLEC's and

          NEVADA's network over the Local Interconnection Trunk Group(s).

 5.1.6 For purposes of compensation under this Agreement, the telecommunications traffic traded between CLEC and NEVADA will be classified as either Local Traffic, Transit Traffic, IntraLATA Interexchange Traffic, interLATA Interexchange Traffic, or FGA Traffic. The Parties agree that, notwithstanding the classification of traffic under this Agreement, either Party is free to define its own "local" calling area(s) for purposes of its provision of Telecommunications Services to its End Users.

 5.1.7 Reciprocal compensation should be paid by Nevada Bell to Pac-West for traffic originated by a Nevada Bell customer and terminated to any customer, including an Internet Service Provider ("ISP"), obtaining local access from Pac-West when those customers are located within the same Nevada Bell local calling area. Similarly, reciprocal compensation should be paid by Pac-West to Nevada Bell for traffic originated by a Pac-West customer and terminated to any customer, including an ISP, obtaining local access from Nevada Bell when those customers are located within the same Nevada Bell local calling area. [NPUC Docket No. 99-1007, Order Adopting Revised Arbitration Decision, April 12, 1999]

5.1.8 Calls originated by one Party's End User and terminated to the other Party's End User will be classified as "Local Traffic" for purposes of intercompany compensation, if;

(a)      the call originates and terminates in the same NEVADA exchange area; or

(b)      originates and terminates within different NEVADA Exchanges that share a common local calling area, e.g., Extended Area Dialing ("EAD").

 5.1.9 NEVADA shall deliver all traffic destined to terminate at CLEC's End Office in accordance with the serving arrangements defined in the LERG, except NEVADA will not deliver calls destined to CLEC End Office(s) via another LEC's or CLECs tandem.

5.1.10 NEVADA shall terminate traffic from third-party LECs, CLECs, or Wireless Service Providers delivered to NEVADA's network through CLEC's tandem. Prior to the routing of such traffic, the Parties agree to negotiate the issues of network capacity and forecasting caused by such termination. The Parties shall conduct such negotiations in good faith and shall not unreasonably withhold consent to the routing of such traffic.

 5.1.11 NEVADA shall complete traffic delivered from CLEC destined to thirdparty LECs, CLECs or WSPs in the LATA, when these third parties subtend NEVADA's tandem(s). NEVADA shall have no responsibility to ensure that any third-party LEC, CLEC or WSP will accept such traffic.

5.2      Responsibilities of the Parties

5.2.1 Each Party to this Agreement will be responsible for the accuracy and quality of its data as submitted to the respective Parties involved.

5.2.2 Each Party will include in the information transmitted to the other for each call being terminated on the other's network, where available, the originating Calling Party Number ("CPN").

5.2.3 If the percentage of calls passed with CPN is greater than ninety percent (90%), all calls exchanged without CPN information will be billed as either Local Traffic or IntraLATA Toll Traffic in direct proportion to the minutes of use ("MOU") of calls exchanged with CPN information. If the percentage of calls passed with CPN is less than ninety percent (90%), all calls passed without CPN will be billed as Switched Access.

5.2.4 For intraLATA Toll Free Service calls where such service is provided by one of the Parties, the compensation shall be charged by the Party originating the call, rather than the Party terminating the call. This includes originating charges as well as a Basic Toll Free Access Query charge as specified in Appendix PRICING or CLECs local exchange tariff.

5.2.5 Each Party will calculate terminating interconnection minutes of use based on standard Automatic Message Accounting ("AMA") recordings made within each Party's network. These recordings are the basis for each Party to generate bills to the other Party.

5.2.6 Measurement of minutes of use over Local Interconnection Trunk Groups shall be in actual conversation seconds. The total conversation seconds over each individual Local Interconnection Trunk Group will be totaled for the entire monthly bill and then rounded to the next whole minute.

5.2.7 Each Party will provide the other, within thirty (30) calendar days after the end of each calendar quarter, a usage report with the following information regarding traffic: it sent to (i.e., terminated over) the Local Interconnection Trunk arrangements.

 5.2.7.1 Total traffic volume described in terms of minutes and messages and by call type (local, toll and other) terminated to each other over the Local Interconnection Trunk Groups; and

5.2.7.2     Percent Local Usage ("PLU") and Percent Local Minutes.

 5.2.8 Upon mutual agreement of the Parties, originating records for local, transit, and intraLATA toll traffic shall be exchanged for the purposes of billing intercompany terminating compensation.

          5.2.8.1 On a monthly basis, each Party will record its originating MOUs including identification of the originating and terminating NXXs for all intercompany calls.

Each Party will transmit the summarized originating MOUs above to the transiting and/or terminating Party for subsequent monthly intercompany settlement billing.

          5.2.8.3 Bills rendered by either Party will be paid within thirty (30) days of receipt subject to subsequent audit verification.

                  5.2.8.4 MOUs for the rates contained herein will be measured in seconds by call type, and accumulated each billing period into one (1) minute increments for billing purposes in accordance with industry rounding standards.

                  5.2.8.5 Each Party will multiply the tandem routed and end office routed terminating MOUs by the appropriate rate contained in this Section to determine the total monthly billing to each Party.

5.3      Reciprocal Compensation for Termination of Local Traffic

 5.3.1 The Compensation set forth below will apply to all Local Traffic as defined in Section 5.1.8 of this Agreement.

5.3.2    Applicability of Rates

5.3.2.1 The rates, terms, conditions in this Section 5.3 apply only to the termination of Local Traffic, except as explicitly noted.

5.3.2.2 The Parties agree to compensate each other for the termination of Local Traffic on a minute of use ("MOU') basis.

5.3.3    Rate Elements

 5.3.3.1 A Tandem Served rate element is applicable to Tandem Routed Local Traffic on a terminating local MOU basis and includes compensation for the following sub-elements:

                    (a) Tandem Switching - compensation for the use of tandem switching functions.

                    (b) Tandem Transport ("Common Transport") compensation for the transmission facilities between the local tandem and the End Offices subtending that tandem.

               (c) End Office Switching ("Basic Switching Interoffice Terminating") - compensation for the local EO office switching and line termination functions necessary to complete the transmission.

                  5.3.3.2 An End Office Served rate element applies ("Basic Switching Interoffice Terminating") to direct-routed Local Traffic on a terminating local MOU basis and includes compensation for End Office Switching. This includes direct-routed Local Traffic that terminates to offices that have combined tandem and End Office functions.

         5.3.4 Local Traffic Interconnection Rates

                    Serving Method           Rates

                    Tandem Served            See Appendix PRICING
                    End Office Served        See Appendix PRICING

5.4      Reciprocal Compensation for Transit Traffic

         5.4.1 Transit Traffic allows one Party to send traffic to a third party network through the other Party's tandem. A Transit Traffic rate element applies to all MOUs between a Party and third party networks that transit the other Party's tandem switch. The originating Party is responsible for the appropriate rates unless otherwise specified. The Transit Traffic rate element is only applicable when calls do not originate with (or terminate to) the transit Party's End User.

                  The Tandem Transit Switching rate shall be equal to the Tandem Switching rate plus two times the Common Transport Fixed rate element as specified in Appendix PRICING.

               or Access Tandem switching when either Party 5.4.2 The transit rate provides f uses the other Party's Access Tandem to originate a call to a third party such as another LEC, CLEC, or Wireless Service Provider.

 5.4.3 If either Party receives a call through the other Party's Access Tandem that originates from another LEC, CLEC or Wireless Service Provider, the Party receiving the transited call will not charge the other Party any rate element for this call regardless of whether the call is local or toll. The Parties will establish appropriate billing relationships directly with the Wireless Service Provider, other CLEC or LEC with the exception of the independent LECs listed in Section 21.11 of this Agreement.

 5.4.4 If such traffic is passed without a third party agreement, CLEC will hold NEVADA harmless/indenmify/defend or impose a penalty so that NEVADA has protection against third party claims including recovery of attorney fees.

               5.5 Reciprocal Compensation for Termination of IntraLATA Interexchange Traffic

For intrastate intraLATA interexchange service traffic, compensation for termination of intercompany traffic will be at terminating access rates for Message Telephone Service ("MTS") and originating access rates for 800 Service as set forth in each Party's Intrastate Access Service Tariff. For interstate intraLATA intercompany service traffic, compensation for termination of intercompany traffic will be at terminating access rates for MTS and originating access rates for 800 Service including the CCL charge, as set forth in each Party's Interstate Access Service Tariff. The rates charged under this section by CLEC to NEVADA shall be no greater than the rates contained in NEVADA's Switched Access tariff.

5.6      Compensation for Origination and Termination of Switched Access Service
   -----------------------------------------------------------------------------
         Traffic to or from an IXC (Meet-Point Billing ("MPB") Arrangements)
----------------------------------------------------------------------------

5.6.1 The Parties will establish MPB arrangements in order to provide Switched Access Services to IXCs via NEVADA's Access Tandem switch in accordance with the MPB guidelines adopted by and contained in the Ordering and Billing Forum's MECOD and MECAB; documents. CLEC's Meet Points with NEVADA shall be those identified in Appendix DCO and any supplements thereto.

5.6.2 For interstate, interLATA traffic, the Parties will charge IXCs according to access rates as set forth in each Party's own applicable tariffs.

5.6.3 Billing to IXCs for the Switched Access Services jointly provided by the Parties via Meet-Point Billing arrangement shall be according to the multiple bill/single tariff method. As described in the MECAB document, each Party will render a bill in accordance with its own tariff for that portion of the service it provides. For the purpose of this Agreement, CLEC is the Initial Billing Company ("IBC") and NEVADA is the

Subsequent Billing Company ("SBC"). The assignment of revenues, by rate element, and the Meet-Point Billing percentages applicable to this Agreement are set forth in Appendix DCO. The actual rate values for each element shall be the rates contained in that Party's own applicable access tariffs.

5.6.4 The Parties will maintain provisions in their respective federal and state access tariffs, or provisions within the National Exchange Carrier Association ("NECA") Tariff No. 4, or any successor tariff, sufficient to reflect this MPB arrangement, including MIPB percentages.

5.6.5 As detailed in the MECAB document, the Parties will, in accordance with accepted time intervals, exchange all information necessary to accurately, reliably, and promptly bill third Parties for Switched Access Services traffic jointly handled by the Parties via the Meet Point Arrangement. Each Party reserves the right to charge the other Party for the recording/processing functions it performs. Information shall be exchanged in Exchange Message Record ("EMR") format, on magnetic tape or via a mutually acceptable electronic file transfer protocol.

5.6.6 Meet-Point Billing shall also apply to all jointly provided MOU traffic bearing the 900, 800, and 888 NPAs or any other non-geographic NPAs which may likewise be designated for such traffic in the future where the responsible party is an IXC. When NEVADA performs 800 database queries, NEVADA will charge the service provider for the database query in accordance with standard industry practices and applicable tariffs.

5.6.7 Each Party shall coordinate and exchange the billing account reference ("BAR") and billing account cross reference ("BACR") numbers for the Meet Point Billing service. Each Party shall notify the other if the level of billing or other BAR/BACR elements change, resulting in a new BAR/BACR number.

5.6.8 Each Party will provide the other with the Switched Access detailed usage data within thirty (30) days of the end of the billing period. Each Party will provide to the other the Switched Access summary usage data within ten (10) working days after the date that a bill is rendered to the IXC by the initial Party. To the extent CLEC provides NEVADA with Access Usage Records, NEVADA will compensate CLEC on the same terms as CLEC compensates NEVADA. NEVADA acknowledges that currently there is no charge for Summary Usage Data Records but that such a charge may be appropriate. At CLEC's request, NEVADA will negotiate a mutual and reciprocal charge for provision of Summary Usage Data Records.

         5.6.9 Errors may be discovered by CLEC, the IXC or NEVADA. Both NEVADA and CLEC agree to provide the other Party with notification of any discovered errors within two (2) business days of the discovery.

         5.6-10 In the event of a loss of data, both Parties shall cooperate to reconstruct the lost data within sixty (60) days of notification and if such reconstruction is not possible, shall accept a reasonable estimate of the lost data, based upon at least three (3), but no more than twelve (12) months of prior usage data, if available.

5.7      Maintenance of Service

         5.7.1 A Maintenance of Service charge applies whenever either Party requests the dispatch of the other Party's personnel for the purpose of performing maintenance activity on the interconnection trunks, and any of the following conditions exist:

               (a)  no trouble is found in the interconnection trunks; or

               (b) the trouble condition results from equipment, facilities or systems not provided by the Party whose personnel were dispatched; or

               (c) trouble clearance did not otherwise require dispatch and, upon dispatch requested for repair verification, the interconnection wink did not exceed Maintenance Limits.

         5.7.2 If a Maintenance of Service initial charge has been applied and trouble is subsequently found in the facilities of the Party whose personnel were dispatched, the charge will be canceled.

         5.7.3 Billing for Maintenance of Service is based on each half-hour or fraction thereof expended to perform the work requested-The time worked is categorized and billed at one of the following three rates:

                  (a)      basic time;

                  (b)      overtime; or

                  (c)      premium time,

               as defined for billing by NEVADA in NEVADA's revised tariff P.S.C.N. No. C Section 13 and in CLEC's Exchange tariff.

6.       TRANSMISSION AND ROUTING OF SWITCHED ACCESS TRAFFIC

         PURSUANT TO 251(c)(2)

6.1       Scope of Traffic

         Section 6 prescribes parameters for certain trunk groups ("Meet Point Trunks") to be established over the Interconnections specified in
         Section 4 above, for the transmission and routing of Switched Access traffic between CLEC Telephone Exchange Service End Users and IXCs via NEVADA's Access Tandem.

6.2      Trunk Group Architecture and Traffic Routing

 6.2.1 The Parties shall jointly establish two-way Meet Point Trunks as described in Appendix ITR, which will jointly provide tandem-transported Switched Access Services to IXCs to enable CLEC's End Users to originate and terminate traffic to/from such IXCs.

 6.2.2 Meet Point Trunks shall be used solely for the transmission and routing of Switched Access to allow CLEC End Users to originate and terminate traffic to/from any IXCs which are connected to NEVADA's Access Tandem. In addition, the trunks shall be used to allow CLEC's End Users to connect to, or be connected to, the Toll Free Services of any Telecommunications Carrier connected to NEVADA's Access Tandem.

 6.2.3 The Parties will use separate facilities and separate two-way trunk groups to NEVADA's Access Tandem, under which CLEC's NXXs home, using DS-1 or DS-3 facilities other than the facilities used for Local Interconnection Trunk Groups. Neither Party will charge the other any amount for any Meet Point facilities.

 6.2.4 NEVADA will not offer blocking capability for Switched Access customer traffic delivered to any NEVADA tandem for completion on CLECs network. The Parties understand and agree that Meet Point Trunking arrangements are available and functional only to/from Switched Access customers who directly connect with any NEVADA tandem that CLEC subtends; in each LATA. In no event will NEVADA be required to route such traffic through more than one tandem for connection to/from Switched Access customers. NEVADA shall have no responsibility to ensure that any Switched Access customer will accept traffic that CLEC directs to the Switched Access customer. NEVADA also agrees to furnish CLEC, upon request, a list of those IXCs which also interconnect with NEVADA's tandem.

                  6.2.5 CLEC will provide all CCS signaling including, without limitation, Charge Number and originating line information ("OLI"). For terminating FGD, NEVADA will pass all CCS signaling including, without limitation,

CPN  if it receives CPN from FGD carriers. All privacy indicators will be honored- Network signaling information such as Transit Network Selection ("TNS") parameter, Carrier Identification Codes ("CIC"), (CCS platform) and CIC/OZZ information (non-CCS environment) will be provided by CARRIER wherever such information is needed for call routing or billing. The Parties will follow all OBF adopted standards pertaining to TNS and CIC/OZZ codes.

7.       TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC

7.1      Information Services Traffic

         At such time as the Parties agree to route intraLATA Information Services Traffic to one another-, they shall agree to exchange rating and billing information to effectively allow the Parties to bill their End Users and to charge reciprocal rates.

7.2 Busy Line Verification ("BLV")/Busy Line Verification/Interrupt ("BLVI") Traffic

7.2.1 Each Party's operator bureau shall accept BLV and BLVI inquiries from the operator bureau of the other Party in order to allow transparent provision of BLV/BLVI Traffic between the Parties' networks.

               7.2.2 Each Party shall route BLV/BLVI Traffic inquiries betwee.
                    respective operator bureaus over Local Interconnection trunk Appendix ITR.

8.       SIGNALING

8.1 The Parties will interconnect their networks using SS7 signaling as defined in

         GR-000317-CORE7 and GR-000394-CORE, including ISDN User Part ("ISUP") for trunk signaling and Transaction Capabilities Application Part ("TCAP") for CCS-based features in the interconnection of their networks. Either Party may establish CCS interconnections either directly and/or through a third party. Whether direct, or by third party, CCS interconnection shall be pursuant to PUB L-780023-PB/NB: If CCS interconnection is established through a third party, the rates, terms, and conditions of the parties' respective tariffs will apply. If CCS Interconnection is established directly between CLEC and NEVADA, the rates, terms, and conditions of Appendix SS7 will apply.

8.2 The Parties will cooperate in the exchange of TCAP messages to facilitate full interoperability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each carrier offers such features and functions to its own End Users. All CCS signaling parameters deployed by both Parties will be provided including CPN. All privacy indicators will be honored.

8.3 CCS shall be used in conjunction with Meet Point Trunks; except multifrequency ("MF") signaling will be used on a separate Meet Point Trunk Group to complete originating calls to Switched Access customers that use MF FGD signaling protocol. MY and CCS trunk groups shall not be provided within a DS- I facility; a separate DS-1 per signaling type must be used.

         8.4 Originating FGB calls delivered to NEVADA's tandem shall use GR-317 signaling format unless the associated FGB carrier employs GR-394 signaling for its FGB traffic at the serving Access Tandem.

9.       NUMBERING

9.1 Nothing in this Agreement shall be construed to limit or otherwise adversely impact in any manner either Party's right to employ or to request and be assigned any North American Numbering Plan ("NANP") number resources including, but not limited to, central office ('NXX") codes pursuant to the Central Office Code Assignment Guidelines', or to establish, by tariff or otherwise, Exchanges and Rating Points corresponding to such NXX codes. Each Party is responsible for administering the NXX codes it is assigned.

9.2 At a minimum, in those areas where CLEC intends to provide facilities-based local exchange service, CLEC shall obtain one NXX per incumbent local exchange carrier rate center which is required to ensure compliance with the industry-approved Central Office Code NXX Assignment Guidelines (April, 1997) and the FCC's Second Report and Order in CC Docket 96-116 released August 18, 1997 (Local Number Portability).

9.3 Each Party agrees to make available via the LERG, up-to-date listings of its own assigned NPA-NXX codes, along with associated Rating Points and Exchanges.

9.4 To the extent NEVADA serves as Central Office Code Administrator for a given region, NEVADA commits to treat CLEC requests for assignment of central office code(s) in a neutral and nondiscriminatory manner, consistent with

I Last published by the Industry Numbering Committee ("INC") as INC 95-0407-008, Revision April 1997, formerly ICCF 93-0729-010.

     regulatory requirements, and ('NXX") Central Office Code Assignment Guidelines. Currently Pacific Bell performs this function for NEVADA.

9.5 Each Party is responsible to program and update its own switches and network systems to recognize and route traffic to the other Party's assigned NXX codes at all times. Neither Party shall impose fees or charges on the other Party for such required programming and updating activities.
9.6 Each Party is responsible to input required data into the Routing Data Base Systems ("RDBS") and into the Bellcore Rating Administrative Data Systems ("BRADS") or other appropriate system(s) necessary to update the Local Exchange Routing Guide ("LERG"), unless negotiated otherwise.

9.7 Upon the request of CLEC, NEVADA shall perform LERG input for CLEC. CLEC agrees to pay NEVADA the sum of $I 10 per NXX in exchange for NEVADA's input of required data necessary to update the Local Exchange Routing Guide ("LERG") on CLEC's behalf. NEVADA shall not be liable for any losses or damages arising out of errors, defects, or failures associated with the input of CLEC's data into the LERG.

9.8 Neither Party is responsible for notifying the other Parties' End Users of any changes in dialing arrangements, including those due to NPA exhaust, unless otherwise ordered by the law, the Commission, the FCC, or a court.
9.9      NXX Migration
         Where either Party has activated an entire NXX for a single End User, or activated more than half of an NXX for a single End User with the remaining numbers in that NXX either reserved for future use or otherwise unused, if such End User chooses to receive service from the other Party, the first Party shall cooperate with the second Party to have the entire NXX reassigned in the LERG (and associated industry databases, routing tables, etc.) to an End Office operated by the second Party. Such transfer will require development of a transition process to minimize impact on the Network and on the End User(s)' service and will be subject to appropriate industry lead times (currently forty-five (45) days) for movements of NXXs from one switch to another. The Party to whom the NXX is migrated will pay NXX migration charges of $10,000 per NXX to the Party formerly assigned the NXX.

               10.  RESALE - SECTIONS 251(b)(1); 251(c)(4); 252(d)(3); and
                    271(c)(2)(B)(xiv)

10.1     Availability of NEVADA Retail Telecommunications Services for Resale

         NEVADA shall offer to CLEC for resale at wholesale rates its Telecommunications Services, as described in Section 251(c)(4) of the Act, pursuant to the terms and conditions of Appendix RESALE attached hereto and incorporated herein by this reference.

         10.2 Availability of CLEC Retail Telecommunication Services for Resale

                  CLEC shall make available its Telecommunications Services for resale at wholesale rates to NEVADA in accordance with Section 25 1 (b)(1) of the Act.

11.      UNBUNDLED NETWORK ELEMENTS - SECTIONS 251(c)(3), 271(c)(2)(B)
   -------------------------------------------------------------------

         (ii),(iv),(v),(vi),(x)

         Pursuant to Appendix UNE, which is attached hereto and made a part hereof, NEVADA will provide CLEC access to Unbundled Network Elements for the provision of a telecommunication service as required by Sections 251 and 252 of the Act and in compliance with those portions of the FCC's First Report and Order in CC Docket No. 96-98 that are in effect, subject to any modifications on reconsideration, stay or appeal, under the terms and conditions described herein and in the Appendices hereto. CLEC agrees to provide access to network elements to NEVADA under the same terms, conditions and prices contained herein.

12.      NOTICE OF CHANGES - SECTION 251(c)(5)
   -------------------------------------------

         Nothing in this Agreement shall limit either Party's ability to upgrade its network through the incorporation of new equipment, new software or otherwise. Both Parties will comply with the Network Disclosure rules adopted by the FCC in CC Docket No. 96-98, Second Report and Order, as may be amended from time to time. Both Parties agree to coordinate interconnection matters consistent with the requirements of the Americans with Disabilities Act (42 U.S.C. 12101) and with Sections 255 and 256 of the Act.

13.      COLLOCATION - SECTION 251(c)(6)

 13.1 NEVADA shall provide to CLEC Physical Collocation pursuant to Appendix PHYSICAL COLLOCATION.

         13.2 NEVADA shall provide to CLEC Virtual Collocation pursuant to Appendix NIM.

14.      NUMBER PORTABILITY - SECTIONS 251(b)(2) and 271(c)(2)(B)(xi)
   ------------------------------------------------------------------

The Parties shall provide to each other Interim Number Portability ("INP") and Permanent Number Portability ("PNP") on a reciprocal basis. Pursuant to the provisions in the Act and the FCC's First Report and Order, and in accordance with the terms and conditions outlined in Appendix PORT, which is attached hereto and incorporated herein, NEVADA will provide CLEC Interim Number Portability through Remote Call Forwarding and Direct Inward Dialing technology.

15.      DIALING PARITY - SECTION 251(b)(3); 271(c)(2)(B)(xii). and 271(e)(2)
   --------------------------------------------------------------------------

               15.1 The Parties shall provide Local Dialing Parity to each other as required under

         Section 25 1 (b)(3) of the Act.

               15.2 NEVADA shall provide IntraLATA Dialing Parity in accordance with Section

               271(e)(2) of the Act and Section 8 of the Commission's
                    regulations in Docket 97-2010.

16.      ACCESS TO RIGHTS-OF-WAY - SECTION 251(b)(4) and 271(c)(2)(B)(iii)
         -----------------------------------------------------------------

Each Party shall provide the other Party access to its poles, ducts, rights-of-way and conduits it owns or controls, pursuant to Appendix ROW, in accordance with Section 224 of the Act on terms, conditions, and prices comparable to those offered to any other Telecommunications provider pursuant to each Party's applicable tariffs and/or standard agreements.

17.      DATABASE ACCESS -SECTION 271(c)(2)(B)(x)

In accordance with Section 27(c)(2)(B)(x) of the Act, NEVADA shall provide CLEC with nondiscriminatory access to databases and associated signaling necessary for call routing and completion. When requesting access to databases not otherwise provided for in this Agreement, or appropriate interfaces, regardless of whether they constitute Unbundled Network Elements, CLEC will use the Network Element Bona Fide Request process. This process is defined in Appendix UNE, which is attached hereto and incorporated herein by reference.

18.      INTERCEPT REFERRAL ANNOUNCEMENTS

When an End User customer changes from one Party to the other Party and does not retain its original telephone number, the Party formerly providing service to the End User will provide a referral announcement on the abandoned telephone number. This announcement will provide details on the new number to be dialed to reach this customer. These arrangements will be provided reciprocally, to either the other Party or the End User customer, for the same period of time and under the same terms and conditions as NEVADA provides to its existing End User customers.

19.      COORDINATED REPAIR CALLS

To avoid and minimize the potential for End User confusion, each Party shall inform their respective End Users of their respective repair bureau telephone number(s) to access such bureaus. In the event that either Party receives a misdirected repair call, the Parties agree to employ the following procedures for handling such calls:

               (a) To the extent the correct provider can be determined, misdirected repair calls will be referred to the proper provider of local exchange service in a courteous manner, at no charge, and the End User will be provided the correct contact telephone number.

               (b) In responding to repair calls, neither Party shall make disparaging remarks about the other, nor shall they use these repair calls as the basis for internal referrals, to solicit customers, or to market services, nor shall they initiate extraneous communications beyond the direct referral to the correct repair telephone number.

20.      OTHER SERVICES 271(c)(B)(2)(vii) and 271(c)(2)(B)(viii)

         20.1 White Pages

         In accordance with Section 271(c)(2)(B)(viii) of the Act, NEVADA will make nondiscriminatory access to White Pages service available under the terms and conditions of Appendix WP, attached hereto and incorporated by reference.

20.2     911 and E91 I Services

         Pursuant to Section 271(c)(2)(B)(vii)(I) of the Act, NEVADA will make nondiscriminatory access to 911 and E911 services available under the terms and conditions of Appendix 911, attached hereto and incorporated by reference.

20.3     Directory Assistance ("DA")

         Pursuant to Section 271(c)(2)(B)(vii)(II) of the Act, NEVADA will provide nondiscriminatory access to DA services under the terms and conditions identified in Appendix DA, attached hereto and incorporated by reference.

20.4     Operator Services

         Pursuant to Section 271(c)(2)(B)(vii)(III) of the Act, NEVADA shall provide nondiscriminatory access to Operator Services under the terms and conditions identified in Appendix OS, attached hereto and incorporated by reference.

20.5     Signaling System 7 Interconnection

At CLECs request, NEVADA shall perform SS7 interconnection services for CLEC pursuant to Appendix SS7, attached hereto and incorporated by reference.

21.      GENERAL RESPONSIBILITIES OF THE PARTIES

21.1     Implementation Schedule

         Upon approval by the PUC of Nevada, CLEC agrees to begin providing telephone exchange service to business customers within (NUMBER OF
         DAYS) days and to residential customers within (NUMBER OF DAYS) days within its certificated service area.

 21.2 NEVADA and CLEC shall each use their best efforts to meet the Interconnection Activation Dates.

 21.3 Each Party is individually responsible to provide facilities within its network that are necessary for routing, transporting, measuring, and billing traffic from the other Party's network and for delivering such traffic to the other Party's network in the standard format compatible with NEVADA's network as referenced in Bellcore's BOC Notes on LEC Networks Practice No. SR-TSV-002275, and to terminate the traffic it receives in that standard format to the proper address on its network. The Parties are each solely responsible for participation in and compliance with national network plans, including the National Network Security Plan and the Emergency Preparedness Plan.

 21.4 Neither Party shall use any service related to or use any of the services or elements provided in this Agreement in any manner that interferes with other persons in the use of their service, prevents other persons from using their service, or otherwise impairs the quality of service to other carriers or to either Party's End Users. Either Party may discontinue or refuse service, but only for so long as the other Party is violating this provision. Upon such violation, either Party shall provide the other Party notice of the violation at the earliest practicable time.

     21.5 Each Party is solely responsible for the services it provides to its End Users and to other Telecommunications Carriers.

 21.6 The Parties shall work cooperatively to minimize fraud associated with third-number billed calls, calling card calls, and any other services related to this Agreement.

     21.7 At all times during the term of this Agreement, each Party shall keep and maintain in force at each Party's expense all insurance required by law (e.g. workers' compensation insurance) as well as general liability insurance for personal injury or death to any one person, property damage resulting from any one incident, and automobile liability with coverage for bodily injury for property damage. Upon request from the other Party, each Party shall provide to the other Party evidence of such insurance (which may be provided through a program of self insurance).

 21.8 Unless otherwise stated, each Party will render a monthly bill to the other for service(s) provided hereunder. Remittance in full will be due within thirty (30) days of that billing date. Interest shall apply on overdue amounts (other than disputed amounts which are subject to Section 30.12) at the rate specified in Section 30.12, unless otherwise specified in an applicable tariff. Each Party reserves the right to net delinquent amounts against amounts otherwise due the other.

 21.9 NEVADA is participating with the industry to develop standardized methods through the OBF and shall implement ordering and billing formats/processes consistent with industry guidelines as capabilities are deployed. Where such guidelines are not available or NEVADA decides not to fully utilize industry guidelines, NEVADA will provide CLEC with information on its ordering and billing format/process and requirements at the earliest practicable time.

     21-10 NEVADA in its role as Designated Carrier for LATA 720, as established by the PUC of Nevada in Docket 86-711, has the responsibility to transport originating and terminating traffic for embedded independent local exchange carriers under special compensation arrangements. The independent LECs that participate in the Designated Carrier Plan ("DCP") are Churchill County Telephone & Telegraph, Continental Telephone Company of Nevada ("GTE"), C.P. National Corporation (Citizens Telecom), Lincoln County Telephone Company, Humboldt Telephone, and Rural Telephone Company. NEVADA is bound to continue this arrangement until such time as NEVADA has interconnection agreements with all of the embedded independent LECs and the PUC of Nevada agrees to discontinue the DCP. All traffic under this plan is independent LEC Int-aLATA Toll traffic. Under the DCP, the independent LECs bill NEVADA for both originating and terminating access at rates designed to recover their relevant costs. NEVADA does not bill the independent LECs any access for originating or terminating their traffic. The independent LECs pass the toll. revenue associated with their originating traffic to NEVADA as compensation to NEVADA for the =sport of their traffic. To meet the requirements of the DCP, CLEC agrees to the following stipulations for compensation as it pertains to both originating and terminating traffic from the participating independent LECs.

 21.10.1 All traffic for the participating independent LECs that transit NEVADA's network will be treated for compensation (rating) as if the call originated or terminated in NEVADA's network. At such time that the DCP is discontinued, this Section 21.11 will no longer apply and the compensation and rating defined in this Agreement will be used without exception.

21.10.2 CLEC will not be required to establish an appropriate billing relationship directly with the independent LECs for traffic under the DCP until such time as the DCP is discontinued.

 21-11 For the purposes of establishing provisioning and billing service- to the CLEC, the CLEC is required to provide to NEVADA its state-specific authorized and nationally recognized OCN/AECNs for facilities-based business (interconnection and/or Unbundled Network Elements) in each NEVADA state and a single separate and distinct OCN/AECN for resale services in any NEVADA state. CLEC name associated with specific resale OCN/AECN must be consistent among NEVADA states.

         21.12 Unless otherwise agreed, if the designated Party fails to file the jointly signed agreement with the Commission within thirty
                  (30) days of both Parties signatures, then the signed agreement is null and no longer valid. If the contract becomes null, either Party can initiate negotiations to a new agreement.

22.      EFFECTIVE DATE, TERM. AND TERMINATION

 22.1 This Agreement shall be effective ten (10) days after approval by the PUC of Nevada when it has determined that the Agreement complies with Sections 251 and 252 of the Act ("Effective Date').

22.2 The initial term of this Agreement shall expire on October 25, 2000. Absent the receipt by one Party of written notice from the other Party at least sixty (60) days prior to the expiration of the Term to the effect that such Party does not intend to extend the Term of this Agreement, this Agreement shall automatically renew and remain in full force and effect on and after the expiration of the Term until terminated by either Party pursuant to Section 22.3, below.

22.3 Either Party may terminate this Agreement in the event that the other-Party fails to perform a material obligation that disrupts the operation of either Party's network and/or End User service and fails to cure such material nonperformance within forty-five (45) days after written notice thereof

22.4 If pursuant to Section 22.2, above, this Agreement continues in full force and effect after the expiration of the Term, either Party may terminate. this Agreement ninety (90) days after delivering written notice to the other Party of its intention to terminate this Agreement, subject to Section 22.5, below. Neither Party shall have any liability to the other Party for termination of this Agreement pursuant to this
         Section 22.4 other than its obligations under Section 22.5, below.

          22.5 Upon termination or expiration of this Agreement in accordance with this Section 22, above:

     (a) each Party shall comply immediately with its obligations set forth in
Section 30.6, below; and

     (b) each Party shall promptly pay all amounts (including any late payment charges) owed under this Agreement; and

     (c) each Party's indemnification obligations shall survive.

          22.6 If upon expiration or termination the Parties are negotiating a successor agreement, during such period each Party shall continue to perform its obligations and provide the services described herein that are to be included in the successor agreement until such time as the latter agreement becomes effective; provided however, that if the Parties are unable to reach agreement within six (6) months after termination or expiration of this Agreement, either Party has the right to submit this matter to the Commission for resolution. Until a survivor agreement is reached or the Commission resolves the matter, whichever is sooner, the terms, conditions, rates, and charges stated herein will continue to apply, subject to a true-up based on the Commission action, if any.

         22.7 No remedy set forth in this Agreement is intended to be exclusive and each and every remedy shall be cumulative and in addition to any other rights or remedies now or hereafter existing under applicable law or otherwise.

23.      DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

         EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT, NO PARTY MAYES OR RECEIVES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, FUNCTIONS AND PRODUCTS IT PROVIDES UNDER OR CONTEMPLATED BY THIS AGREEMENT AND THE PARTIES DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE. ADDITIONALLY, NEITHER NEVADA NOR CLEC ASSUMES RESPONS113ELITY WITH REGARD TO THE CORRECTNESS OF DATA OR INFORMATION SUPPLIED BY THE OTHER WHEN THIS DATA OR INFORMATION IS ACCESSED AND USED BY A THIRD PARTY.

24.      CHANGES IN END USER LOCAL EXCHANGE SERVICE PROVIDER SELECTION

         Each Party will abide by applicable state or federal laws and regulations in obtaining End User authorization prior to changing End User's local service provider to itself and in assuming responsibility for any applicable charges as specified in Section 258(b) of the

         Telecommunications Act of 1996. CLEC shall make authorization available to NEVADA upon request and at no charge. Only an End User can initiate a challenge to a change in its local exchange service provider. If an End User notifies NEVADA or CLEC that the End User requests local exchange service, the Party receiving such request shall be free to immediately provide service to such End User. When an End User changes or withdraws authorization, each Party shall release customer-specific facilities in accordance with the End User's direction or the End User's authorized agent. Further, when an End User abandons the premise, NEVADA is free to reclaim the unbundled network element facilities for use by another customer and is free to issue service orders required to reclaim such facilities.

25.      SEVERABILITY

         25.1 The Parties negotiated the services, arrangements, Interconnection, terms and conditions of this Agreement as a total arrangement and it is intended to be nonseverable, subject only to Section 30.16 of this Agreement.

         25.2 In the event the Commission, the FCC, or a court rejects any portion or determines that any provision of this Agreement is contrary to law, or is invalid or unenforceable for any reason, the Parties shall continue to be bound by the terms of this Agreement, insofar as possible, except for the portion rejected or determined to be unlawful, invalid, or unenforceable. In such event, the Parties shall negotiate in good faith to replace the rejected, unlawful, invalid, or unenforceable provision and shall not discontinue service to the other Party during such period if to do so would disrupt existing service being provided to an End User. Nothing in this Agreement shall be construed as requiring or permitting either Party to contravene any mandatory requirement of federal or state law, or any regulations or orders adopted pursuant to such law.

26.      INTELLECTUAL PROPERTY

         CLEC as the provider of the Unbundled Network Elements will provide all features, functions, and capabilities of the individual elements. NEVADA will provide a list of all vendors/licensors applicable to the subject Unbundled Network Element(s) (which vendors have provided NEVADA a software license) within seven (7) days of a request for such a list by CLEC. NEVADA agrees to use its best efforts to facilitate the obtaining of any necessary license or right to use agreement. NEVADA makes no warranties, express or implied, concerning CLEC's (or any third party's) rights with the respect to use of intellectual property (including without limitation, patent, copyright, and trade secret rights). NEVADA reserves the right to amend the Intellectual Property provision of this Agreement to reflect the FCC ruling (and any appeal therefrom) in CC Docket No. 96-98 (File No. CCBPol 97-4), In the Matter of Petition of MCI for Declaratory Ruling.

27.      INDEMNIFICATION

         27.1 Except as otherwise provided herein or in specific appendices, each Party shall be responsible only for service(s) and facility(ies) which are provided by that Party, its authorized agents, subcontractors, or others retained by such parties, and neither Party shall bear any responsibility for the service(s) and facility(ies) provided by the other Party, its agents, subcontractors, or others retained by such parties.

         27.2 Except as otherwise provided herein or in specific appendices, and to the extent not prohibited by law and not otherwise controlled by tariff, each Party (the "Indemnifying Party") shall defend and indemnify the other Party (the "Indemnified Party) and hold such Indemnified Party harmless against any loss to a third party arising out of the negligence or willful misconduct by such Indemnifying Party, its agents, its End User, contractors, or others retained by such parties, in connection with the indemnifying provision of services or functions under this Agreement.

         27.3 In the case of any loss alleged or made by an End User of either Party, the Party whose End User alleged or made such loss ("Indemnifying Party") shall defend and indemnify the other Party ("Indemnified Party") against any and all such claims or loss by its End Users regardless of whether the underlying service was provided or unbundled element was provisioned by the Indemnified Party, unless the loss was caused by the gross negligence or intentional misconduct of the other ("Indemnified") Party.

         27.4 CLEC agrees to indemnify, defend and hold harmless NEVADA and Pacific Bell from any loss arising out of NEVADA's or Pacific Bell's provision of 911 services or out of CLECs End Users' use of the 911 service, whether suffered, made, instituted, or asserted by CLEC or its End Users, including for any personal injury or death of any person or persons, except for loss which is the direct result of NEVADA's or Pacific Bell's own negligence or willful misconduct.

         27.5 NEVADA shall not be liable for damages to an End User's premises resulting from the furnishing of unbundled elements, including the installation and removal of equipment and associated wiring, unless the damage is caused by NEVADA's negligence or willful misconduct. NEVADA does not guarantee or make any warranty with respect to unbundled elements when used in an explosive atmosphere.

         27.6 Each Party shall be indemnified, defended and held harmless by the other Party against any loss arising from a Party's use of services or elements provided under this Agreement involving:

(a)      tort claims, including claims for libel;

(b)      slander;

(c)      invasion of privacy; or

(d)      infringement of copyright arising from a Party's own communications or the communications of its End Users.

This includes, but is not limited to, suits arising from disclosure of any customerspecific information associated with either the originating or terminating numbers used to provision unbundled elements provided hereunder or all other claims arising out of any act or omission of the End User in the course of using services or functions provided pursuant to this Agreement.

 27.7 The Indemnifying Party agrees to defend any suit brought against the Indemnified Party for any loss identified in this Section or specific appendices. The Indemnified Party agrees to notify the Indemnifying Party promptly in writing of any written claims, lawsuits or demands for which the Indemnifying Party may be responsible under this Agreement. The Indemnified Party shall cooperate in every reasonable way to facilitate defense or settlement. The Indemnifying Party -shall have the right to control and conduct the defense and settlement of any action or claim subject to the consultation of the Indemnified Party. The Indemnifying Party shall not be responsible for any settlement unless the Indemnifying Party approved such settlement in advance and agrees to be bound by the settlement agreement.

 27.8 CLEC acknowledges that its right under this contract to interconnect with NEVADA's network and to unbundle and/or combine NEVADA's network elements (including combining with CLEC's network elements) may be subject to or limited by intellectual property (including, without limitation, patent, copyright, and trade secret rights) and contract rights of third parties. It is the sole obligation of CLEC to obtain any consents, authorizations, or licenses under intellectual property or proprietary rights held by third parties that may be necessary for its use of NEVADA network facilities under this Agreement. NEVADA hereby conveys no licenses to use such intellectual property rights and makes no warranties, express or implied, concerning CLEC's (or any third party's) rights with respect to such intellectual property and contract rights, including, without limitation, whether such rights will be violated by such interconnection or unbundling and/or combining of elements (including combining with CLEC's network elements) in NEVADA's network. NEVADA does not and shall not indemnify or defend, nor be responsible for indemnifying or defending CLEC for any liability losses, claims, costs, damages, demand, penalties, or other expenses arising out of, caused by, or relating to CLEC's interconnection with NEVADA's network and unbundling and/or combining NEVADA's network elements (including combining with CLEC's network elements).

 27.9 CLEC agrees to indemnify and hold NEVADA harmless from and against all liability, losses, claims, costs, damages, demand, penalties, or other expenses, including but not limited to costs of litigation and reasonable attorneys fees, arising out of, caused by, or relating to any real or potential claim, demand, or action that CLEC's interconnection with NEVADA's network, or CLEC's use of services or functions offered hereunder, or unbundling and/or combining of NEVADA's network elements (including combining with CLEC's network elements) violates or infringes upon any intellectual property rights of any third party or constitutes a breach of contract. CLEC shall notify NEVADA in writing within ten (10) days after CLEC receives notification of any claim or suit subject to this provision. NEVADA shall undertake and control the defense and settlement of any such claim or suit and CLEC shall cooperate fully with NEVADA in connection herewith. In no event shall NEVADA be liable for any consequential damages or loss of profits which CLEC may suffer arising out of same.

         27.10 CLEC shall reimburse NEVADA for damages to NEVADA facilities utilized to provide unbundled elements hereunder caused by the negligence or willful act of CLEC or resulting from CLEC's improper use of NEVADA facilities, or due to malfunction of any facilities or equipment provided by other than NEVADA. Nothing in the foregoing provision shall be interpreted to hold one CLEC liable for another local service provider or End User's actions. Upon reimbursement for damages, NEVADA will cooperate with CLEC in prosecuting a claim against the person causing such damage. CLEC shall be subrogated to the right of recovery by NEVADA for the damages to the extent of such payment.

28.      LIMITATION OF LIABILITY

 28.1 Except for indemnity obligations under this Agreement, or except as otherwise provided in specific appendices, each Party's liability to the other Party for any loss relating to or arising out of any negligent act or omission in its performance under this Agreement, whether in contract or tort, shall not exceed in total the amount NEVADA or CLEC has to or would have charged the other Party for the affected service(s) or function(s) which were not performed or were otherwise improperly performed.

 28.2 Except for losses alleged or made by an End User of either Party, or except as otherwise provided in specific appendices, in the case of any loss alleged or made by a third party arising under the negligence or willful misconduct of both Parties, each Party shall bear, and its obligation under this section shall be limited to, that portion (as mutually agreed to by the Parties) of the resulting expense caused by its own negligence or willful misconduct or that of its agents, servants, contractors, or others acting in aid or concert with it.

         28.3 In-no event shall either Party have any liability whatsoever to the other Party for any indirect, special, consequential, incidental, or punitive damages, including but not limited to, loss of anticipated profits or revenue or other economic loss in connection with or arising from anything said, omitted, or done hereunder (collectively, "Consequential Damages"), even if the other Party has been advised of the possibility of such damages; provided that the foregoing shall not limit a Party's obligation under this Agreement to indemnify, defend, and hold the other Party harmless against any amounts payable to a third party, including any losses, costs, fines, penalties, criminal or civil judgments or settlements, expenses (including attorney's fees) and Consequential Damages of such third party.

29.      REGULATORY APPROVAL

 29.1 The Parties understand and agree that this Agreement will be filed with the Commission and may thereafter be filed with the FCC. The Parties believe in good faith and agree that the services to be provided under this Agreement satisfy the specifically mentioned sections of the Act and are in the public interest. Each Party covenants and agrees to fully support approval of this Agreement by the Commission or the FCC under Section 252 of the Act without modification.

         29.2 The Parties agree that the performance of the terms of this Agreement will satisfy NEVADA's obligation to provide Interconnection under Section 251 of the Act, and the requirements of the Competitive Checklist, under Section 271 of the Act. CLEC represents that it is, or intends to become, a provider of Telephone Exchange Service to residential and business subscribers offered exclusively over its own Telephone Exchange Service facilities or predominantly over its own Telephone Exchange Service facilities in combination with the use of unbundled Network Elements purchased from another entity and the resale of the Telecommunications Services of other carriers.

30.      MISCELLANEOUS

30.1     Authorization

 30.1.1 NEVADA is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full power and authority to execute and deliver this Agreement and to perform the obligations hereunder.

 30-1.2 CLEC is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

30.2     Compliance and Certification

 30.2.1 Each Party shall comply with all federal, state, and local laws, rules, and regulations applicable to its performance under this Agreement.

 30.2.2 Each Party wan-ants that it has obtained all necessary state certification required in those states in which it has ordered services from the other Party pursuant to this Agreement. Upon request by any state governmental entity, each Party shall provide proof of certification.

         30.2.3 Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with the Communications Law Enforcement Act ("CALEA"). Each Party shall indemnify and hold the other Party harmless from any and all penalties imposed upon the other Party for such noncompliance and shall at the non-compliant Party's sole cost and expense, modify or replace any equipment, facilities or services provided to the other Party under this Agreement to ensure that such equipment, facilities and services fully comply with CALEA.

30.3     Law Enforcement

NEVADA and CLEC shall handle law enforcement requests as follows:

(a)      Intercept Devices:
   ------------------------

         Local and federal law enforcement agencies periodically request information or assistance from local telephone service providers. When either Party receives a request associated with an End User of the other Party, it shall refer such request to the Party that serves such End User, unless the request directs the receiving Party to attach a pen register, trapand-trace or form of intercept on the Party's facilities, in which case that Party shall comply with any valid request.

(b)      Subpoenas:
   ----------------

If a Party receives a subpoena for information concerning an End User the Party knows to be an End User of the other Party, it shall refer the subpoena to the requesting party with an indication that the other Party is the responsible company, unless the subpoena requests records for a period of time during which the Party was the End User's service provider, in which case the Party will respond to any valid request.

          (c)     Emergencies:

                  If a Party receives a request from a law enforcement agency for temporary number change, temporary disconnect, or one-way denial of outbound calls for an End User of the other Party by the receiving Party's switch, that Party will comply with a valid emergency request. However, neither Party shall be held liable for any claims or damages arising from compliance with such requests on behalf of the other Party's End User and the Party serving such End User agrees to indemnify and hold the other Party harmless against any and all such claims.

30.4 Independent Contractor

         Each Party and each Party's contractor shall be solely responsible for the withholding or payment of all applicable federal, state and local income taxes" social security taxes and other payroll taxes with respect to its employees, as well as any taxes, contributions or other obligations imposed by applicable state unemployment or workers' compensation acts. Each Party has sole authority and responsibility to hire, fire and otherwise control its employees.

30.5 Force Mai eure

         Neither Party shall be liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence including, without limitation, acts of nature, acts of civil or military authority, government regulations, embargoes, epidemics, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, work stoppages, equipment failure, cable cuts, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities or acts or omissions of transportation carriers In such event, the Party affected shall, upon giving prompt notice to the other Party, be excused from such performance on a day-to-day basis to the extent of such interference (and the other Party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such Party's obligations related to the performance so interfered with). The affected Party shall use its best efforts to avoid or remove the cause of nonperformance and both Parties shall proceed to perform with dispatch once the causes are removed or cease.

30.6     Confidentiality

 30.6.1 All information, including but not limited to specifications, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models,

         samples, tools, technical information, data, employee records, maps, financial reports, and market data:

(a)      furnished by one Party (the "Disclosing Party") to the other Party

         (the "Receiving Party") dealing with customer-specific, facility specific, or usage-specific information, other than customer information communicated for the purpose of publication or directory database inclusion, 911, call processing, billing or settlement or as otherwise mutually agreed upon; or

(b)      in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary;";
         or

          (c)     communicated orally and declared to the Receiving Party at the time of delivery, or by written notice given to the Receiving Party within ten (10) days after declaration to be "Confidential" or "Proprietary" (collectively referred to as "Proprietary Information"), shall remain the property of the Disclosing Party.

30.6.2 Upon request by the Disclosing Party, the Receiving Party shall return all tangible copies of Proprietary Information, whether written, graphic, or otherwise. In the event of the expiration or termination of this Agreement for any reason whatsoever, each Party shall return to the other Party or destroy all Proprietary Information and other documents, work papers and other material (including all copies thereof) obtained from the other Party in connection with this Agreement.

 30.6.3 Each Party shall keep all the other Party's Proprietary Information confidential in the same mariner in which it keeps its own Proprietary Information confidential, and shall use the other Party's Proprietary Information only for performing the covenants contained in the Agreement -and shall disclose such Proprietary Information only to those employees, contractors, agents or Affiliates who have a need to know. Neither Party shall use the other Party's Proprietary Information for any other purpose except upon such terms and conditions as may be agreed upon between the Parties in writing.

 30.6.4 Unless otherwise agreed, the obligations of confidentiality and nonuse set forth in the Agreement do not apply to such Proprietary Information that:

(a)      was at the time of receipt, already known to the Receiving Party,

         free of any obligation to keep confidential and evidenced by written records prepared prior to delivery by the Disclosing Party;

(b)      is, or becomes publicly known through no wrongful act of the receiving Party;

(c)      is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligation to the Disclosing Party with respect to such information;

(d)      is independently developed by an employee, agent, or contractor of the Receiving Party which individual is not involved in any manner with the provision of services pursuant to the Agreement and does not have any direct or indirect access to the Proprietary Information;

(e)      is disclosed to a third person by the Disclosing Party without similar restrictions on such third person's rights;

(f)      is approved for release by written authorization of the Disclosing

         Party

(g)      is required to be made public by the Receiving Party pursuant to applicable law or regulation provided that the Receiving Party shall provide the Disclosing Party with written notice of such requirement as soon as possible and prior to such disclosure. The Disclosing Party may then either seek appropriate protective relief from all or part of such requirement or, if it fails to successfully do so, it shall be deemed to have waived the Receiving Party's compliance with Section 30.6 with respect to all or part of such requirement. The Receiving Party shall use all commercially reasonable efforts to cooperate with the Disclosing Party in attempting to obtain any protective relief which such Disclosing Party chooses to obtain. Notwithstanding the foregoing, NEVADA shall be entitled to disclose confidential information on a confidential basis to regulatory agencies upon request for information as to NEVADA's activities under the Act.

 30.6.5 Notwithstanding any other provision of this Agreement, the Proprietary Information provisions of this Agreement shall apply to all information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the date of this Agreement.

         30.6.6 Pursuant to Section 222(b) of the Act, both Parties agree to limit their use of Proprietary Information received from the other to the permitted purposed identified in the Act.

30.7 Governing Law

         For all claims under this Agreement that are based upon issues within the jurisdiction (primary or otherwise) of the FCC, the exclusive jurisdiction and remedy for all such claims shall be as provided for by the FCC and the Act. For all claims under this Agreement that are based upon issues within the jurisdiction (primary or otherwise) of the Commission, the exclusive jurisdiction for all such claims shall be with such Commission, and the exclusive remedy for such claims shall be as provided for by such Commission. In all other respects, this Agreement shall be governed by the domestic laws of the State of Nevada with-out reference to conflict of law provisions.

30.8 Taxes

               30.8.1 Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees, or surcharges (hereinafter "Tax") imposed on or with respect to the services provided by or to such Party, except for any Tax on either Party's corporate existence, status, or income. Whenever possible, these amounts shall be billed as a separate item on the invoice. To the extent a sale is claimed to be for resale tax exemption, the purchasing Party shall furnish the providing Party a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale tax exemption. Failure to timely provide said resale tax exemption certificate will result in no exemption being available to the purchasing Party until such time as the purchasing Party presents a valid certificate.

         30.8.2 With respect to any purchase of services, facilities or other arrangements, if any Tax is required or permitted by applicable law to be collected from the purchasing Party by the providing Party, then:

               (a) the providing Party shall bill the purchasing Party for such Tax;

               (b) the purchasing Party shall remit such Tax to the providing Party; and

          (c) the providing Party shall remit such collected Tax to the applicable taxing authority.

 30.8.3 With respect to any purchase hereunder of services, facilities or arrangements that are resold to a third party, if any Tax is imposed by applicable law on the End User in connection with any such purchase, then:

(a)      the purchasing Party shall be required to impose and/or collect such Tax from the End Useq and

(b)      the purchasing Party shall remit such Tax to the applicable taxing authority.

The purchasing Party agrees to indemnify and hold harmless the providing Party on an after-tax basis for- any costs incurred by the providing Party as a result of actions taken by the applicable taxing authority to collect the Tax from the providing Party due to the failure of the purchasing Party to pay or collect and remit such tax to such authority.

30.8.4 If the providing Party fails to collect any Tax as required herein, then, as between the providing Party and the purchasing Party:

          (a) the purchasing Party shall remain liable for such uncollected Tax; and

 (b) the providing Party shall be liable for any penalty and interest assessed with respect to such uncollected Tax by such authority.

However, if the purchasing Party fails to pay any taxes properly billed, then, as between the providing Party and the purchasing Party, the purchasing Party will be solely responsible for payment of the taxes, penalty and interest.

 30.8.5 If the purchasing Party fails to: impose and/or collect any Tax from End Users as required herein, then; a.& between the providing Party and the purchasing Party, the purchasing Party shall remain liable for such uncollected Tax and any interest and penalty assessed thereon with respect to the uncollected Tax by the applicable taxing authority. With respect to any Tax that the purchasing Party has agreed to pay or impose on and/or collect from End Users, the purchasing Party agrees to indemnify and hold harmless the providing Party on an after-tax basis for any costs incurred by the providing Party as a result of actions taken by the applicable taxing authority to collect the Tax from the providing Party due to the failure of the purchasing Party to pay or collect and remit such Tax to such authority.

30.9 Non-Assignment

         Each Party covenants that, if it sells or otherwise transfers to a third party its Telephone Exchange and Switched Access network facilities within any territory within which NEVADA is an Incumbent Local Exchange Carrier as of the date of this Agreement ("NEVADA's Territory"), or any portion thereof, to a third party, it will require as a condition of such transfer that the transferee agree to be bound by this Agreement with respect to services provided over the transferred facilities. Except as provided in this paragraph, neither Party may assign or transfer (whether by operation of law or otherwise) this Agreement (or any rights or obligations hereunder) to a third party without the prior written consent of the other Party; provided that each Party may assign this Agreement to a corporate Affiliate or an entity under its common control or an entity acquiring all or substantially all of its assets or equity by providing prompt written notice to the other Party of such assignment or transfer. Any attempted assignment or transfer that is not permitted is void ab initio. Without limiting the generality of the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties' respective successors and assigns.

30.10 Non-Waiver

         Failure of either Party to insist on performance of any term or condition of this Agreement or to exercise any right or privilege hereunder shall not be construed as a continuing or future waiver of such term, condition, right or privilege.

30.11 Audits

Each Party to this Agreement will be responsible for the accuracy and quality of its data as submitted to the respective Parties involved.

 30.11.1 Upon reasonable written notice and at its own expense, each Party or its authorized representative (providing such authorized representative does not have a conflict of interest related to other matters before one of the Parties) shall have the right to conduct an audit of the other Party to give assurances of compliance with the provisions of this Agreement; provided, that neither Party may request more than two (2) such audits within any twelve (12) month period. This includes on-site audits at the other Party's or the Party's vendor locations. Each Party, whether or not in connection with an audit, shall maintain reasonable records for a minimum of twenty-four (24) months and provide the other Party with reasonable access to such information as is necessary to determine amounts receivable or payable under this Agreement. Each Party's right to access information for audit purposes is limited to data not in excess of twenty-four (24) months in age.

30.12 Disputed Amounts

 30.12.1 No claims, under this Agreement or its Appendices, shall be brought for disputed amounts more than twenty-four (24) months from the date of occurrence which gives rise to the dispute. Under this Section 30.12, if any portion of an amount due to a Party (the "Billing Party") under this Agreement is subject to a bona fide dispute between the Parties, the Party billed (the "Non-Paying Party") shall within sixty (60) days of its receipt of the invoice containing such disputed amount give notice to the Billing Party of the amounts it disputes ("Disputed Amounts") and include in such notice the specific details and reasons for disputing each item. The Non-Paying Party shall pay when due:

            (a) all undisputed amounts to the Billing Party; and

            (b) all Disputed Amounts to the Billing Party.

 30.12.2 If the Parties are unable to resolve the issues related to the Disputed Amounts in the normal course of business within sixty (60) days after delivery to the Billing Party of notice of the Disputed Amounts, each of the Parties shall appoint a designated representative who has authority to settle the dispute and who is at a higher level of management than the persons with direct responsibility for administration of this Agreement. The designated representatives shall meet as often as they reasonably deem necessary in order to discuss the dispute and negotiate in good faith in an effort to resolve such dispute.

 30-12.3 If the Parties are unable to resolve issues related to the Disputed Amounts within forty-five (45) days after the Parties' appointment of designated representatives pursuant to Section 30.12.2, above, then either Party may file a complaint with the Commission to resolve such issues or proceed with any other remedy pursuant to law or equity.

 30.12.4    The Parties agree that all negotiations pursuant to this Section
            30.12 shall remain confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

 30.12.5 Any undisputed amounts not paid when due shall accrue interest from the date such amounts were due at the lesser of.

                    (a)    one and one-half percent (1-1/2%) per month; or

     (b) the highest rate of interest that may be charged under applicable law.

30.13 Dispute Resolution

         30.13.1 No claims shall be brought for disputes arising under this Agreement or its Appendices more than twenty-four (24) months from the date of occurrence which gives rise to the dispute.

         30.13.2 For disputes other than disputed amounts under this Agreement or its Appendices, each Party shall appoint a designated representative as set forth in Section 30.12.2, above, and if unable to resolve the dispute, proceed as set forth in Section 30.12.3, above.

30.14 Notices

         Any notice to a Party required or permitted under this Agreement shall be in writing and shall be deemed to have been received on the date of service if served personally; on the date receipt is acknowledged in writing by the recipient if delivered by regular mail; or on the date stated on the receipt if delivered by certified or registered mail or by a courier service that obtains a written receipt. Notice may also be provided by facsimile, which shall be effective on the next Business Day following the date of transmission as reflected in the facsimile confirmation sheet. "Business Day" shall mean Monday through Friday, NEVADA/CLEC holidays excepted. Any notice shall be delivered using one of the alternatives mentioned in this section and shall be directed to the applicable address indicated below or such address as the Party to be notified has designated by giving notice in compliance with this section.

           NOTICE CONTACT         CLEC CONTACT          NEVADA CONTACT
           NAME/TITLE             John Sumpter, Vice    Account Manager

                                  President Regulatory  LPAT
           STREET ADDRESS         4210 Coronado Ave.    370 3rd Street, Room 716
           CITY, STATE, ZIP CODE  Stockton, CA 95204    San Francisco, CA
                                                        94107
           TELEPHONE NUMBER
           FAX NUMBER

30.15 Publicity and Use of Trademarks or Service Marks

34-15.1 The Parties agree not to use in any advertising or sales promotion, press releases, or other publicity matters any endorsements, direct or indirect quotes, or pictures implying endorsement by the other Party or any of its employees without such Party's prior written approval. The Parties will submit to each other for written approval, prior to publication, all publicity matters that mention or display one another's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied; the Party to whom a request is directed shall respond promptly. Nothing herein, however, shall be construed as preventing either Party from publicly stating the fact that it has executed this Agreement with the other Party.

         30.15.2 Nothing in this Agreement shall grant, suggest, or imply any authority for one Party to use the name, trademarks, service marks, or trade names of the other for commercial purposes without prior written approval.

30.16 Section 252(i) Obligations

If either Party enters into an agreement (the "Other Agreement") approved by the Commission or FCC pursuant to Section 252 of the Act (regardless of whether the approved agreement was negotiated or arbitrated) which provides for the provision of arrangements covered in this Agreement to another requesting Telecommunications Carrier, including an Affiliate, such Party shall make available to the other Party such arrangements upon the same rates, terms and conditions as those provided in the Other Agreement. At its sole option, the other Party may avail itself of either:

30.16.1     the Other Agreement in its entirety; or

30.16.2 the prices, terms and conditions of the Other Agreement that directly relate to any of the following duties as a whole:

               (a) Interconnection - Section 25 1 (c)(2); 252(d)(1); and 271(c)(2)(B)(i) of the Act; or

(b)      Switched Access - Section 251(c)(2) and 271(c)(2)(B)(ii) of the

         Act; or

(c)      Unbundling - Section 251(c)(3) and 271(c)(2)(B)(ii) of the Act;

         or

(d)      Resale - Section 25 1 (c)(4) and 27 1 (c)(2)(B)(xiv) of the Act; or

(e)      Collocation - Section 25 1 (c)(6) and 27 1 (c)(2)(B)(i) of the Act; or

(f)      Number Portability - Section 251(b)(2) and 271(c)(2)(B)(xi) of

         the Act; or

(g)      Database Access - Section 271(c)(2)(B)(x) of the Act; or

(h) Access to Rights of Way - Section 251(b)(4) and 271(c)(2)(B)(iii) of the Act; or

(i)      Operator Services - Section 271 (c)(2)(B)(vii)(P; or

               0)   Directory Assistance - Section 27 1 (c)(2)(B)(vii)(II).

30.17 Joint Work Product


         This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

30.18 Intervening Law

         This Agreement is entered into as a result of both private negotiation between the Parties and the incorporation of some of the results of arbitration by the Public Utilities Commission of Nevada. If the actions of the State of Nevada or federal legislative bodies, courts, or regulatory agencies of competent jurisdiction invalidate, modify, or stay the enforcement of laws or regulations that were the basis for a provision of the contract, the affected provision shall be invalidated, modified, or stayed, consistent with the action of the legislative body, court, or regulatory agency. In such event, the Parties shall expend diligent efforts to arrive at an agreement respecting the modifications to the Agreement. If negotiations fail, disputes between the Parties concerning the interpretation of the actions required or provisions affected by such governmental actions shall be resolved pursuant to the dispute resolution process provided for in this Agreement.

30.19 No Third Party Beneficiaries; Disclaimer of Agency

This Agreement is for the sole benefit of the Parties and their permitted assigns, and nothing herein express or implied shall create or be construed to create any third-party beneficiary rights hereunder. Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a

         Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

30.20 No License

         No license under patents, copyrights or any other intellectual property right (other than the limited license to use consistent with the terms, conditions and restrictions of this Agreement) is granted by either Party or shall be implied or arise by estoppel with respect to any transactions contemplated under this Agreement.

30.21 Survival

         The Parties' obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.

30-22 Scope of Agreement

         This Agreement is intended to describe and enable specific Interconnection and compensation arrangements between the Parties. This Agreement does not obligate either Party to provide arrangements not specifically provided herein.

30.23 Entire Agreement

The terms contained in this Agreement and any Schedules, Exhibits, Appendices, tariffs and other documents or instruments referred to herein, which are incorporated into this Agreement by this reference, constitute the entire agreement between the Parties with respect to the subject matter hereof superseding all prior understandings, proposals and other communications, oral or written. Neither Party shall be bound by any preprinted terms additional to or different from those in this Agreement that may appear subsequently in the other Party's form documents, purchase orders, quotations, acknowledgments, invoices or other communications. This Agreement may only be modified in writing signed by an officer of each Party.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of this 25th day of

Pac-West Telecomm, Inc.                      *Nevada Bell
                                        By its agent, SBC Communications. Inc.

AECN/OCN
Signature:                                    Signature: Sandy Ke

Name: Richard      Bryson                 Name:          Sandy Kinney

                  (Print or Type)                               (Print or Type)

Title:           e         n a A ci         Title: President - Industry Markets
                 (Print or Type)

   This Agreement is entered into pursuant to an arbitration order of the Nevada Public Utility Commission, Docket No. 99-1007, Order Adopting Revised Arbitration Decision, April 12, 1999. It contains provisions with which Nevada Bell does not agree and as to which there was and is no meeting of the minds of the parties. In particular, there was and is no agreement that Internet traffic would be subject to reciprocal compensation as Local Traffic under this agreement. The FCC has repeatedly asserted its interstate jurisdiction over Internet traffic, including as recently as in its Declaratory Ruling in CC Docket 96-98, released February 26, 1999, in which the FCC expressly confirmed that Internet bound traffic is non-local interstate traffic. For this reason, Nevada Bell believes that Internet traffic is excluded from this Agreement and is not subject to reciprocal compensation. Nevada Bell fully reserves it rights on this issue. Nevada Bell believes it is entitled, under this Agreement, to receive access charges for facilities used in the carriage of traffic originated in a local calling area but transported beyond that local calling area to centralized modem locations in Nevada by a toll-free incoming service, including, but not limited to, 800 service, 800-like service and foreign exchange-like service.

**Pac-West disagrees with Nevada Bell's characterization of both this agreement and the FCC's ruling on the issues regarding telephone calls terminating on the Internet. Pac-West disagrees with Nevada Bell's characterization of the impact of the FCC's ruling on this agreement. This agreement speaks for itself. The addendum to the Pacific Bell signature has no bearing on the fashion in which the respective rights of the parties to this agreement are determined.

APPENDIX AIN

TABLE OF CONTENTS

 1. SERVICE .....................................................I
    -------------------------------------------------------------

 1.2 Access to NEVADA's SCE ...................................I
     ----------------------------------------------------------

 (a)    Option I . .........................................I
        ---------

 (b) Option 2 . ............................................I
     ---------

 (c)    Option 3 . ..........................................I
        ---------

APPENDIX AIN

AIN CALL RELATED DATABASE

1.       SERVICE

Advanced Intelligent Network ("AIN") is a Network Architecture that uses distributed intelligence in centralized databases to control call processing and manage network information, rather than performing those functions in every switch.

At such time as NEVADA deploys AIN in its network, the following provisions will apply:

1.1      NEVADA will provide CLEC access to NEVADA's Service Creation

         Environment ("SCE") to design, create, test, and deploy AIN-based features. All AIN services will require testing in Pacific Bell's AIN laboratory prior to deployment into the network. Testing will ensure compatibility with NEVADA's network nodes and interaction with other AIN, 800/888 and LIDB services. Testing will validate billing of both switched and database services and other switch-based features, and ensure appropriate use of network resources.

1.2      Access to NEVADA's SCE
         CLEC may choose among the following forms of access to NEVADA's SCE:

         (a)      Option I -
            ---------------

                  CLEC provides NEVADA with documentation and logic design for the desired service. NEVADA personnel will operate the AIN SCE terminal to create the service as described by CLEC.

(b)      Option 2 -
   ---------------

         CLEC personnel will operate NEVADA's SCE terminal themselves. Option 2 will be made available when partitioning of NEVADA's SCE is completed.

(c)      Option 3 -
   ---------------

         CLEC will develop service logic using CLEC's Bellcore SPACE platform and will transfer the file to NEVADA for testing and deployment. The CLEC SPACE platform must be generically compatible with NEVADA'S network.

1.3  When CLEC utilizes NEVADA's Local Switching network element and requests

         NEVADA to provision such network element with an AIN trigger which has been tested in NEVADA's network, NEVADA will provide access to the appropriate

AIN Call-Related Database residing in NEVADA's SCP for the purpose of invoking either an unbundled NEVADA AIN feature or a CLEC-developed AIN feature as per
Section 1. 1 above.

 1.4 When CLEC utilizes NEVADA's Resold Exchange Lines and requests NEVADA to provision such lines with an AIN trigger which has been tested in NEVADA's network, NEVADA will provide access to the appropriate AIN Call-Related Database residing in NEVADA's SCP for the purpose of invoking a Carrierdeveloped AIN feature as per Section 1. 1.

1.5 When CLEC utilizes its own switch, NEVADA will provide access to the appropriate AIN Call-Related Database residing in NEVADA's SCP for the purpose of invoking either NEVADA's unbundled AIN feature or a CLEC developed AIN feature as per Section 1. 1. CLEC access to NEVADA's AIN databases will be via interconnection at NEVADA's regional or NEVADA's local STPs consistent with existing network interface specifications and using messages conforming with Bellcore's Technical References TR-NWT-001284 and TR- NWT-001285. The requirements for these messages may be modified by AIN access mediation (specifications not yet available).

 1.6 NEVADA will provide access to AIN Call-Related Databases in a nondiscriminatory and competitively neutral manner. Any mediation, static or dynamic will only provide network reliability, protection, security and network management functions consistent with the access service provided. Any network management controls found necessary to protect the AIN SCP from an overload condition will be applied based on non-discriminatory guidelines and procedures. Such management controls will be applied to the specific problem source, wherever that source is, including NEVADA, and not to all services unless a problem source cannot be identified.

 1.7 As requested by CLEC, NEVADA will provide specifications and information reasonably necessary for CLEC to utilize NEVADA's SCE as provided above.

 1.8 NEVADA will partition and take reasonable steps to protect CLEC service logic and data from unauthorized access, execution, or other types of compromise, where technically feasible.

 1.9 NEVADA will provide CLEC with access to NEVADA's Service Management Systems ("SMS") allowing CLEC to update AIN service data residing in NEVADA's AIN network for use on CLEC lines. Access to AIN Service Management will be provided via electronic file transfer of CLEC data to NEVADA for entry by NEVADA at one of NEVADA's AIN administrative terminals as will be used by NEVADA for maintenance of AIN service and subscriber data.

APPENDIX BILATERAL


Worksheet Current As Of.

                  Topic                           NEVADA Reference(s)                                CLEC Reference(s)
                  Notes Status

I    Internetwork provisioning          CLEC Handbook, Section 16.5, Provisions of
     information and guidelines.        LISA.

                                        CLEC Handbook, Appendix F 1, CLEC ISR
Users' Guide.

              Interconnection Agreement between and Nevada, _(date)

2    SS7 & other critical internetwork  CLEC Operations Handbook-SS7, Section
     compatibility testing.             16.7. 3, Pre-service & Protocol Testing.

                                        CCS Network Interface, Section 6.3, Protocol Compatibility Testing.
                                                                                     ----------------------

                                        NOF Handbook, Section III, 3G, SS7

                                        Compatibility Testing.

3 Special protocol implementation CCS Network Interface, Section 2.3, Interface

     agreements.                        Protocol Messages.

                                        TR-246, T 1. 114 (SCCP) & T1. 116 (SCCP); GR-317 and GR-394.

                                        CCS Questionnaire, Section IV, D-2 Switch Parameters.

4 Diversity requirements.               CCS Network Interface, Section 4. 1, Diversity Definition.
                                                                                       -----------

                                        NOF Handbook, Section 111, 2D, Link Responsibilities - Diversity.




                   Topic                            NEVADA Reference(s)                                 CLEC Reference(s)
                   Notes Status

5    Installation, maintenance          CLEC Operations Handbook-LISA, Section
     guidelines and responsibilities.   16.6.2, Responsibilities.

                                        CLEC Operations Handbook-SS7, Section

                                        16.7.2, Responsibilities.

6 Network security requirements. CLEC Operations HB-LISA, Section 16.6.11 &

                                        .12, Call Trace (Emergency & Fraud).

7    Performance standards and          LISA Interface Specification, Section 4,
     service level agreements.          Performance.

8    Specific versions/issues of        CCS Network Interface, Section 1.4, Related
     protocol or interface              Documents.
     specification.




    I              Topic               I             NEVADA Reference(s)                                CLEC Reference(s)
    Notes Status

9    Maintenance procedures,            CLEC Operations Handbook-LISA, Section
     including trouble reporting,       16.6.4, Maintenance
     status, etc.

            CLEC Operations Handbook-SS7, Section 16.7.4, Maintenance

 10 Internetwork trouble resolution     CLEC Operations HB-LISA, Section 16.6.4 &
     and escalation procedures.         .6, Sectionalization; Escalations.

                                        CLEC Operations HB-SS7, Section 16.7.4
&.6, Sectionalization; Escalations.

                                        Interconnection Agreement between

                              and Nevada, _ (date)

I I  In-depth root cause analysis of    S.I. 131 - Customer Service Quality Failure
     significant failures.              Report (Analysis).

12   Explicit forecasting information CLEC HB, Appendix C, Interconnection re: direct and subtending traffic. Forecasts.


                   Topic                             NEVADA Reference(s)                                CLEC Reference(s)
                   No                                Status

13 Explicit expectations regarding CLEC Operations Handbook-SS7, Section

     interoperabiliy testing             16.7.3, Protocol/Acceptance Tests.

                                        CCS Network Interface, Section 6.3, Protocol

                                        Compatibility Testing.

                                        CLEC Operations Handbook-LISA, Section 16.6.3 Acceptance Tests.
                                                                                      -----------

14 Network management.                  CLEC Operations HB-LISA, Section 16.6.2, Network Management Guidelines.
                                                                                 -------------------

                                        NOF Handbook, Section VI, Network Management Guidelines.
                                                                          -----------

             Interconnection Agreement between and Nevada, _ (date)

15   Operating procedures.              CLEC Operations Handbook - LISA (all
                                        sections).
                                        CLEC Operations Handbook - SS7, (all
                                        sections).
16 Routing and screening                   LISA Interface Specification, Section 2.2,
     administration.                    Routing & Screening.

                                        CCS Network Interface, Section 2.2, Routing &

                                        Screening (MTP/SCCP).

                                        Interconnection Agreement between

                               and Nevada, _(date)



Topic                             NEVADA Reference(s)                                CLEC Reference(s)                        Notes
/ Status

17   Synchronization design and         CLEC Operations Handbook-SS7, Section
     Company-wide coordinator(s).       16.7.3., Synchronization.
18   Performance requirements.          LISA Interface Specification, Section 4,
                                        Performance.
                                        CCS Network Interface, Section 5, Performance
19   Responsibility assignment          CLEC Operations Handbook - LISA
     (testing, control, etc.).          (throughout).

                                        CLEC Operations Handbook - SS7,

                                         (throughout).

             Interconnection Agreement between and Nevada, _ (date)

  20 Information sharing for analysis   CLEC Oprs HB-LISA, Section 16.6.4 & 16.6.5
      and problem identification.       Sectionalization & Intercarrier Testing.

                 NOF Handbook, Section VII, Information Sharing.


                   Topic                             NEVADA Reference(s)                                CLEC Reference(s)
                   Notes Status

21   Network transition and service      CLEC Operations Handbook-LISA, Section
     rearrangement management,           16.6.3.7, Rearrangements.

                                        CLEC Operations HB-SS7, Section 16.7.3,

                                         Signaling Link Rearrangements.

                                        CCS Questionnaire, Section 111, 2 Trunk Conversion Considerations.

22   Calling Party Number privacy        CLEC HB-LISA, Section 16.5.6, Prerequisites,
     management.                         Limitations &Restrictions.

              Interconnection Agreement between and Nevada, _(date)

23   Traffic engineering design          Interconnection Agreement between
     criteria and capacity                              and Nevada,             (date)

     management.

   24 Tones and announcements for       CLEC Operations HB-LISA, Section 16.6.9,
    unsuccessful call attempts.         Tones and Announcements.

                                        CCS Network Interface, Section 3.4, Tones and Announcements.

                                        NO Handbook, Section III, Pg. 17, Tones and Announcements.


Bilateral Agreement Template                                                       APPENDIX BILATERAL
                                                                                          Page 7 of 7
                                                                       NEVADA/PAC-WEST TELECOMM, INC.
                                                                                               020999

                   Topic                             NEVADA Reference(s)                                CLEC Reference(s)
                   Notes Status

 25 Mutual aid agreement(s).             CLEC Handbook, Section 48, Emergency Preparedness.
                                                                              -------------

                                         Agreement between BOCs for National;

                                        Security Emergency Preparedness.

                                         Mutual Aid Agreement Among IEC and LEC
                                         Carriers in Nevada ....

26   Emergency communications            Emergency Preparedness &Response Program,
     plan.                               Tab 4, Communications.

                                        NOF Handbook, Section III, Pg. 16, Emergency Communications.

27 Billing records data exchange.

28 Pre-cutover internetwork trunk CCS Network Interface, Section 6.3, Protocol

     testing.                            Compatibility Testing.

                                        CLEC Operations HB-LISA, Secfion
16.6.3.,

                                        Pre-Service/Acceptance Tests.

                                        CLEC Operations HB-SS7, Section 16.7.3,

                                        Protocol/Acceptance Tests.


APPENDIX DA

                           NEVADA/PAC-W

TABLE OF CONTENTS

 1. SERVICES ........................................................1
 1.1 Directory Assistance ("DA ") ...................................1
     ----------------------------------------------------------------
 1.2 Express Call Completion Service ("ECCS") .......................I
     ----------------------------------------------------------------
 2. DEFINITIONS .....................................................1
    -----------------------------------------------------------------
 2.1 Non-Published Number ...........................................1
     ----------------------------------------------------------------
 2.2 Published Number ...............................................1
     ----------------------------------------------------------------
 2.3 Call Branding ..................................................1
     ----------------------------------------------------------------
 3. CALL BRANDING AND RATE REFERENCE REQUIREMENTS ...................2
         ------------------------------------------------------------
 3.1 Requirements ...................................................2
     ----------------------------------------------------------------
 3.2 Call Branding ..................................................2
     ----------------------------------------------------------------
 3.3 Directory Assistance ("DA) Rate/Reference Information ..........2
     ----------------------------------------------------------------
 4. RESPONSIBILITIES OF THE PARTIES .................................2
    ------------------------
 5. METHODS AND PRACTICES ...........................................3
    -----------------------------------------------------------------
 6. PRICING .........................................................4

 7.   MONTHLY BILLING ...............................................4
      ---------------------------------------------------------------


 8.  LIABILITY ......................................................4

 9.  TERMS OF APPENDIX ..............................................4
     ----------------------------------------------------------------

APPENDIX DA

DIRECTORY ASSISTANCE SERVICE

This Appendix sets forth the terms and conditions under which Nevada Bell ("NEVADA") agrees to provide nondiscriminatory access to Directory Assistance Services ("DA Services") to allow CLEC's End User's to obtain telephone numbers.

1.       SERVICES

         NEVADA -will provide the following DA Services:

          1.1     Directory Assistance ("DA")

                  Consists of providing subscriber listing information (name, address, and published telephone number) to CLEC's End Users who dial NPA+555+1212 and whenever appropriate, performing Non-Published service according to current NEVADA methods and practices.

          1.2     Express Call Completion Service ("ECCS")

                  An optional service where available, in which NEVADA completes a call to the requested number on behalf of CLEC's End User, utilizing an automated voice system or with operator assistance. NEVADA agrees to provide DA with ECCS upon request where available.

2.       DEFINITIONS

The following terms are defined as set forth below:

2.1      Non-Published Number

         A telephone number that, at the request of the telephone subscriber, is neither published in a telephone directory nor provided by NEVADA's DA operator.

2.2      Published Number

         A telephone number that is published in a telephone directory and/or listed with directory assistance, and is available upon request by calling NEVADA's DA operator.

2.3      Call Branding

         The procedure of identifying a provider's name audibly and distinctly to the consumer at the beginning of each DA Services call, and when technically feasible, prior to completion of an ECCS request.

3.       CALL BRANDING AND RATE REFERENCE REQUIREMENTS

3.1      Requirements

         Pursuant to Section 226 (b) of The Telecommunications Act of 1996, each provider of Operator Services is required to:

               (a) Provide its brand at the beginning of each telephone call and before the consumer incurs any charge for the call; and

               (b) Disclose immediately to the consumer, upon request, a quote of its rates or charges for the call.

3.2      Call Brandin

         Currently NEVADA is unable to provide unique branding for CLEC. All DA calls will be unbranded. When NEVADA has the capability to uniquely brand CLEC DA calls, the Parties shall negotiate the specific price, terms and conditions for this service.

3.3      Directory Assistance ("DA") Rate/Reference Information

         Currently, NEVADA is unable to provide unique Rate/Reference Information. When NEVADA has the capability to provide unique Rate/Reference Information for CLECs, the Parties shall negotiate the specific price, terms and conditions for this service. In the interim, CLEC-specific rate quotes will only be provided when CLEC's DA Rates exactly mirror NEVADA's rates. To the extent CLEC provides NEVADA its customer service center number, NEVADA will provide such referral number to CLEC's End User customer for all other rate quotes.

4.       RESPONSIBILITIES OF THE PARTIES

4.1 NEVADA will be the sole provider of DA Services for CLECs local serving area(s) beginning on the service effective date.
4.2 CLEC will be responsible for providing the equipment and facilities necessary for signaling and routing calls with Automatic Number Identification ("ANI") to each NEVADA operator switch. Should CLEC seek to provide interexchange DA Service under this agreement, it is responsible for ordering the necessary facilities through NEVADA's intrastate or interstate Access Service tariffs. Nothing in this agreement in any way changes the manner in which an interexchange carrier obtains access service for the purpose of originating or terminating interexchange traffic.

4.3 Except where CLEC is purchasing NEVADA's Unbundled Local Switching ("ULS") Port as defined in Appendix UNE, CLEC must separately purchase Traffic Operating Position System ("TOPS") Access at a DS-1 level to connect its switch to NEVADA's TOPS switch for purposes of delivering
                    Directory Assistance traffic.

4.3.1 NEVADA will provide nondiscriminatory access to Directory Assistance Services via any of the following methods:

(a)      CLEC provides its own facilities and orders DA hunks and TOPS

         Access from NEVADA;

 (b) CLEC is collocated in the Wire Center where NEVADA's TOPS switch is located and purchases Expanded Interconnection Service Channel Termination from NEVADA's tariff FCC 1, Section 18 in addition to the TOPS Access and DA hunks; or

(c)      CLEC purchases facilities, DA hunks and TOPS Access from

         NEVADA.

               4.3.2 Rates for TOPS Access are displayed in Appendix PRICING.
                    Rates, terms and conditions for NEVADA's facilities and DA hunks are available per NEVADA's tariff P.S.C.N. C.

         4.3.3 TOPS trunking requirements are described in Appendix ITR.

4.4 Facilities necessary for the provision of DA Services shall be provided by the Parties hereto, using standard trunk traffic engineering procedures to insure that the objective grade of service is met. Each Party shall bear the costs for its own facilities and equipment.

4.5 CLEC will furnish in writing to NEVADA, forty-five (45) days in advance of the date when the DA Services are to be undertaken, all End User listing records and information required by NEVADA to provide the DA Services.

4.6 CLEC will provide NEVADA timely updates to the OS questionnaire when changes are necessary. CLEC will send the DA listing records to NEVADA via electronic white page gateway as described in Appendix WP.

4.7 NEVADA will accumulate and provide CLEC such data as necessary for CLEC to bill its End Users.

5.       METHODS AND PRACTICES

NEVADA will provide the DA Services to CLEC's End Users in accordance with NEVADA's DA methods and practices that are in effect at the time the DA call is made, unless otherwise agreed in writing by both Parties.

6.       PRICING

Pricing for DA Services shall be based on the rates specified in Exhibit I, which is attached-hereto and made part of this Appendix and Appendix PRICING. The prices will apply from the service effective date through the term of this agreement as specified in Section 9.1 below. Beyond the specified term of this Appendix, NEVADA may change the prices for the provision of DA Services upon one hundred-twenty (120) days notice to CLEC.

7.       MONTHLY BILLING

         NEVADA will render monthly billing statements to CLEC, and remittance in full will be due within thirty (30) days of receipt.

8.       LIABILITY

         The limitation of liability and indemnification provisions of the Agreement shall govern performance under this Appendix. CLEC also agrees to release, defend, indemnify, and hold harmless NEVADA from any claim, demand or suit that asserts any infringement or invasion of privacy or confidentiality of any person or persons caused or claimed to be caused, directly, or indirectly, by CLEC employees and equipment associated with provision of the DA Services. This provision includes but is not limited to suits arising from disclosure of the telephone number, address, or name associated with the telephone called or the telephone used to call the DA Services.

9.       TERMS OF APPENDIX

9.1 This Appendix will continue in force for the length of this Agreement, but no less than 12 months. Thereafter, either Party may terminate this agreement upon 90 day written notice to the other Party.

9.2 If CLEC terminates this agreement prior to the agreed-upon term of this Appendix, CLEC shall pay NEVADA, within thirty (30) days of the issuance of a final bill by NEVADA, all amounts due for actual services provided under this Appendix, plus estimated monthly charges for the remainder of the term. Estimated charges will be based on an average of the actual monthly amounts billed by NEVADA pursuant to this Appendix prior to its termination.
9.3 The rates applicable for determining the amount(s) under the terms outlined in this Section are those specified in Exhibit I and Appendix PRICING.

EXHIBIT I

PRICING - FACILITIES BASED

EFFECTIVE:

(mm/dd/yr)

The following rates will apply for each service element:

               A. DIRECTORY ASSISTANCE (DA) This usage rate applies to each DA call. Rate per call $.40 B. EXPRESS CALL COMPLETION SERVICE
                    (ECCS) This usage rate applies to each DA call that has been completed to the requested number. Rate per completed call $.43 C. CALL SET-UP This usage rate applies to each attempted or completed ECCS call in addition to the ECCS per completed call rate. Rate per attempted or completed ECCS call $.0057 D. LATA-WIDE CALL COMPLETION This usage rate applies to each completed ECCS call in addition to the ECCS per completed call rate and the Call Set-Up rate. Rate per MOU for each completed ECCS call $.0120 E. TOPS ACCESS Nonrecurring and monthly charges apply to each TOPS Access arrangement ordered. See Appendix PRICING

APPENDIX DAL

TABLE OF CONTENTS

 1. PREAMBLE ..............................................................I

 2. SERVICE PROVIDED ......................................................1
    -----------------------------------------------------------------------
 3. USE OF SUBSCRIBER LISTING INFORMATION .................................2
        -------------------------------------------------------------------

 4.  ASSIGNMENT ...........................................................2
     ----------------------------------------------------------------------
 5.  BREACH OF CONTRACT ...................................................2
     ----------------------------------------------------------------------
 6.  LIABILITY ............................................................2
 7.  TERM OF CONTRACT .....................................................3
     ----------------------------------------------------------------------

 8.  COMPENSATION .........................................................3
     ----------------------------------------------------------------------

APPENDIX DAL

MUTUAL LICENSE AND COMPENSATION AGREEMENT
- FOR LOCAL DIRECTORY ASSISTANCE LISTINGS

This Appendix contains the terms and conditions under which NEVADA and CLEC agree to the mutual licensing of subscriber listing information, as follows:

1.       PREAMBLE

1.1 NEVADA and CLEC each own and maintain databases containing the subscriber listing information (name, address and published telephone number) of their respective telephone subscribers.

1.2 NEVADA uses the subscriber listing information in its databases to provide directory assistance ("DA") service to individuals who call NEVADA's DA to obtain such information.

1.3      Inasmuch as NEVADA provides DA service under contract for other Local

         Exchange Carriers ("LECs") and Competitive Local Exchange Carriers, ("CLECs'~, NEVADA's databases also contain subscriber listing information for other LEC and CLEC End Users.

          1.4 Now, therefore, in consideration of these premises, NEVADA and CLEC agree to license to each other certain subscriber listing information contained in each Party's database, under the following terms and conditions:

2.       SERVICE PROVIDED

2.1 NEVADA and CLEC shall license to each other the subscriber listing information of their End Users for the book codes listed in Exhibit A.

 2.2 NEVADA shall provide to CLEC published subscriber listing information contained in NEVADA's database pertaining to subscribers of all CLECs and other LECs that have granted NEVADA written authorization to release such subscriber listing information to CLEC.

 2.3 NEVADA currently utilizes manual processes in obtaining and inputting subscriber listings of independent Local Exchange Carriers ("LECs") into its DA database. CLEC requests for independent LEC subscriber listing information will be handled on an individual case basis and priced accordingly.

               2.4 CLEC shall provide NEVADA a minimum of thirty (30) days notice prior to the date when the initial load of listing information is to occur.

3.       USE OF-SUBSCRIBER LISTING INFORMATION

         3.1 CLEC may use the subscriber listing information licensed and provided pursuant to this Appendix for the sole purpose of providing DA services.
         3.2 Upon termination of this Agreement, CLEC shall cease using, for any purpose whatsoever, the subscriber listing information provided hereunder by NEVADA, and shall promptly return such subscriber listing information to NEVADA.

4.       ASSIGNMENT

         The subscriber listing information shall remain the property of NEVADA. CLEC shall not sublicense, assign, sell or transfer the subscriber listing information licensed hereunder, nor shall CLEC authorize any other company or any person to use the subscriber listing information for any other purpose. CLEC shall take appropriate measures to guard against any unauthorized use of the listings provided to it hereunder (at least the same measures it takes to protect its own listings from unauthorized use), whether by CLEC, its agents, employees or others.

5.       BREACH OF CONTRACT

In the event a Party is found to have materially breached this Appendix, such breach shall be remedied immediately and the non-breaching Party shall have the right to terminate, upon fifteen (15) days notice, until the other Party's breach is remedied. Further, should CLEC breach this agreement, it shall immediately cease use of NEVADA's subscriber listing information.

6.       LIABILITY

6.1      NEVADA makes no express or implied warranties whatsoever regarding the correctness of the subscriber listing information provided to CLEC. NEVADA will not be held liable for any errors or omissions in or arising out of CLEC's use of such information

 6.2 CLEC hereby releases NEVADA from any and all liability for damages due to errors or omissions in the subscriber listing information provided under this Appendix, or by reason of delay in providing the subscriber listing information, including, but not limited to, special, indirect, consequential, punitive or incidental damages.

 6.3 CLEC shall indemnify, protect, save harmless and defend NEVADA (or NEVADA's officers, employees, agents, assigns and representatives) from and against any and all losses, liability, damages and expense arising out of any demand, claim, suit or judgment by a third party in any way related to NEVADA supplying subscriber listing information, or any actual error or omission. CLEC shall so indemnify regardless of whether the demand, claim or suit by the third party is brought jointly against CLEC and NEVADA, and/or against NEVADA alone. However, if such demand, claim or suit specifically alleges that an error or omission appears in DA listing information, NEVADA may, at its option, assume and undertake its own defense, or assist in the defense of CLEC, in which event CLEC shall reimburse NEVADA for reasonable attorneys fees and other expenses incurred by it in handling and defending such demand, claim and/or suit. CLEC shall not enter into any settlement of any such demand, claim or suit without the prior written consent of NEVADA.

7.       TERM OF CONTRACT

This Appendix shall continue in force until terminated by one hundred-twenty
(120) days prior written notice by either Party to the other.

8.       COMPENSATION

CLEC shall compensate NEVADA for the licensing of subscriber listing information ("Directory Listings") as displayed in Appendix PRICING. Each addition, deletion, or change to the subscriber listing information constitutes an "update listing", which shall be priced at the same Directory Listings price.

EXHIBIT A

Database Exchanges Covered

STATE                        Directory                        WPDC
NPA(s)

APPENDIX DCO

APPENDIX DCO

CLEC Central Office CLEC Routing Point                             POI
NEVADA Central Office

I

APPENDIX 911

TABLE OF CONTENTS

 1. DEFINITIONS .............................................................I
    -------------------------------------------------------------------------

   1.1    Automatic Location Identification ( "ALI") ........................1
          -------------------------------------------------------------------
   1.2    Automatic Number Identification ("ANI") ...........................1
          -------------------------------------------------------------------
   1.3    Centralized Automatic Message Accounting ("CAMA") Trunk ...........1
          --------------------------------------------------
   1.4    Database Management System ("DBMS") ...............................1
          -------------------------------------------------------------------
   1.5    E911 Customer .....................................................1
          -------------------------------------------------------------------
   1.6    E911 Router .......................................................2
          -------------------------------------------------------------------

    1.7   E911 Universal Emergency Number Service ............................2
          --------------------------------
    1.8   Public Safety Answering Point ("PSAP') .............................2
          --------------------------------------------------------------------

 2. RESPONSIBILITIES (Network) ...............................................2
    --------------------------------------------------------------------------
 3. METHODS AND PRACTICES ....................................................3
    --------------------------------------------------------------------------
 4. CONTINGENCY ..............................................................3
    --------------------------------------------------------------------------
 5. RATES ....................................................................3
 6. RESPONSIBILITIES - DATA BASE MANAGEMENT ..................................A
    --------------------------------------------------------------------------
 6.1 E91 I Data Management Services Descriptio ...............................4
     -------------------------------------------------------------------------
 6.2 Responsibilities of the Parties .........................................4
     ------------------------
 7. RATES - DATA MANAGEMENT SERVICES .........................................5
    --------------------------------------------------------------------------
 7.1 Data Management Support for Automatic Location Information ( "ALI")
     Retrieval ...............................5
     --------------------------------------------------------------------------

    7.2   Manual Initial Input of CLEC Subscriber Records (Optional) .........5
          -------------------------------------------------------------------

 7.3    Error Correction to CLEC Subscriber Records (Optional) .............5
        --------------------------------------------------------------------

 7.4    MSAG Requests ......................................................5
        --------------------------------------------------------------------
 7.5    Security ...........................................................6
        --------------------------------------------------------------------

 8. RESPONSIBILITIES - BILLING - DATA BASE MANAGEMENT .........................6
    ---------------------------------------------------------------------------

 9. LIABILITY .................................................................6

 7. MUTUALITY .................................................................7

APPENDIX 911

This Appendix between NEVADA and CLEC sets forth the terms and conditions upon which NEVADA will provide CLEC's network connection to E911 Universal Emergency Number Service. This Appendix also addresses Data Management Services operated by Pacific Bell ("PACIFIC"') on its own behalf, on behalf of NEVADA and that of participating LECs and CLECs.

This Appendix addresses only Enhanced 911 services which are offered only in NEVADA's Reno Extended Dialing Area Number 1, as described in P.S.C.N. Tariff A5.1.2. In locations where E911 is not deployed by NEVADA and PACIFIC, CLEC shall arrange for Basic 911 services directly with appropriate 911 Customers.

1.       DEFINITIONS

         As used herein and for the purpose of this Appendix, the following terms shall have the meanings set forth below:

          1.1     Automatic Location Identification ("ALM

                  A feature that forwards the name and street address associated with the calling party's telephone number (identified by ANI) to the Public Safety Answering Point ("PSAP") for display. Current ALI deployment status may be obtained from CLEC's NEVADA Account Manager.

1.2      Automatic Number Identification ("ANI")

         A feature that automatically forwards the telephone number of the calling party to the E911 Router from which it is switched-to the PSAP and is displayed at an attendant position console.

1.3      Centralized Automatic Message Accounting: ("CAMA") Trunk

         A bunk capable of transmitting Automatic Number Identification ("ANI") associated with E91 I customer calls from a switch to the E91 I Network.

1.4      Database Management System ("DBMS")

         A system of manual procedures and computer programs used to create, store, and update the data required for the ALI service features of E91 I service.

1.5      E911 Customer

         A municipality or other state or local government unit, or an authorized agent of one or more municipalities or other state or local government units to whom authority has been lawfully. delegated to respond to public emergency telephone call s, at the minimum, for emergency police and fire services through the use of one telephone number, 911.

1.6      E91 I Router

         The central office switch feature that provides the capability to route a 911 call to the designated primary PSAP based upon the incoming trunk group number. NEVADA's E911 Router does not have the capability at this time to selectively route by the End User Calling Number.

          1.7     E911 Universal Emergency Number Service

                  (also referred to as Expanded 911 Service or Enhanced 911 Service) - A telephone exchange communications service whereby a PSAP designated by the E911 customer may receive and answer telephone calls placed by dialing the number 911. E91 1 includes the service provided by the lines and equipment associated with the service arrangement for the answering, transferring, and dispatching of public emergency telephone calls dialed to 911.

          1.8     Public Safety Answering Point ("PSAP")

                  An answering location for 911 calls originating in a given area. The E911 Customer may designate a PSAP as primary or secondary, which refers to the order in which calls are directed for answering. Primary PSAPs respond -first; secondary PSAPs receive calls on a transfer basis. PSAPs are public safety agencies such as police, fire, emergency medical, etc., or a common bureau serving a group of such entities.

2.       RESPONSIBILITIES (Network)

               2.1 NEVADA shall provide and maintain such equipment as the E911 Router as is necessary to perform the E911 services set forth herein. This shall include some or all of the following:

(a)      transporting the E911 calls from the meet-point with CLEC's facilities connecting CLEC's exchanges;

(b)      switching the E911 calls through the E911 Router to the designated primary PSAP, according to the incoming trunk group number;

(c)      transmission of ANI and ALI information associated with CLEC's End

         Users accessing E911 service to the PSAP for display at an attendant position console.

 2.2 NEVADA shall provide and maintain sufficient dedicated E911 circuits from NEVADA's E911 Router to the PSAP of the E911 Customer, according to provisions of the E91 1 tariff and specifications of the E91 1 Customer.

               2.3 NEVADA shall provide CLEC with a description of the geographic area and PSAPs served by the E911 Router according to industry standards for E911 information sharing.

 2.4 CLEC shall connect its switches to the E911 Router by one-way outgoing CAMA hunks dedicated for originating 911 emergency service calls. CLEC must forward its End User's full 7-digit Calling Number from the CLEC End Office to NEVADA's E911 Router.

         2.5 CLEC acknowledges that its End Users in a single local calling scope may be served by different PSAPs, and CLEC shall be responsible for providing facilities to route calls from its End Users to the proper E91 1 Router.

3.       METHODS AND PRACTICES

         With respect to all matters covered by this Appendix, each Party will adopt and comply with standard industry operating methods and practices and will observe the terms and conditions of NEVADA's tariff, rules and regulation of the FCC, the Public Utilities Commission of Nevada, and any Nevada Administrative Codes or Nevada Revised Statutes that may apply to the provision of E91 I Service.

4.       CONTINGENCY

4.1 The Parties agree that the E911 service is provided for the use of the E911 Customer, as regulated by NEVADA's P.S.C.N. Tariff A9.2, and agree to work cooperatively with the E911 customer to facilitate a satisfactory emergency service arrangement.

         4.2 The terms and conditions of this Appendix are subject to renegotiation in the event that the E91 I customer orders changes to the E91 1 service that necessitate revision of this Appendix.

5.       RATES

CLEC will be charged recurring and nonrecurring rates to provide transport and termination of CLEC hunks that terminate at NEVADA's E911 Router as outlined in Appendix PRICING. The rate elements that will be charged are:

(a)      Installation charge (per trunk) -nonrecurring;

(b)      Per Trunk Monthly - recurring; and

(c)      Mileage (per mile) -.monthly recurring

6.       RESPONSIBILITIES - DATA BASE MANAGEMENT

Whereas, PACIFIC operates E911 Data Base Management Services, as described below on its own behalf, on behalf of NEVADA and that of participating LECs and CLECs.

The Parties agree to the following:

6.1      E911 Data Management Services Description

         E911 Data Management Services allows CLECs to provide the Public Safety Answering Points ("'PSAPs") with detailed information about the location of a 911 caller when the call to 911 originated from CLEC's End User's telephone number. CLEC can send the End User's data, including name, address and telephone number for inclusion in PACIFIC's E91 Database Management System ("'DBMS"). The Automatic Location Identification ("ALI") database is created and updated from telephone company records by the E91 1 DBMS. This feature is provided by a data storage and retrieval system that translates -the telephone number of the calling party into the address of the calling party. The ALI feature permits display of the address of the calling party at the Public Safety Answering Point ("PSAP').

6.2      Responsibilities of the Parties

 6.2.1 CLEC agrees that at a reasonable time prior to establishment of F-911 Service, CLEC shall download and maintain thereafter all information required to establish records necessary for furnishing connection to E911 Service and shall promptly notify PACIFIC via PACIFIC's E911 DBMS Gateway of any changes to be made to such records. CLEC shall adopt and comply with operating methods applicable to downloading and maintaining CLEC's End User records in PACIFIC's DBMS, as set forth in materials distributed to CLEC by PACIFIC's DBMS Coordinator at the time of E91 I establishment.

 6.2.2 PACIFIC shall provide CLEC with a file containing the Master Street Address Guide ("MSAG") for the exchanges or communities requested by CLEC in accordance with the rate referenced in Section 7 of this Appendix.

 6.2.3 PACIFIC will store the names, addresses, and associated telephone numbers from CLEC exchanges in the electronic data processing database for the E911 DBMS. CLEC is responsible for downloading and updating this information to the E911 DBMS Gateway. In addition, PACIFIC shall provide CLEC with a statistical report in a timely fashion of CLEC's base files downloaded by CLEC to PACIFIC's DBMS, so that CLEC may ensure the accuracy of the End User records.

7.       RATES - DATA MANAGEMENT SERVICES

7.1      Data Management Support for Automatic Location Information ("ALI")
Retrieval

7.1.1 This service provides the data processing systems support necessary to create ALI records for ALI Retrieval, and to provide ALI Retrieval service. This includes CLEC subscriber record updates.

7.1.2 The rate for this service includes the costs associated with the use of the E911 DBMS, the ALI Retrieval System, and the personnel/labor costs associated with supporting these operations.

                                             Nonrecurrin                Monthl

 Data Management Support/Storage                                         $99.00
 (Per 1000 main stations)

7.2      Manual Initial Input of CLEC Subscriber Records (Optional)
                ---------------------------------------------------

         This service provides for the manual input of CLEC subscriber records, or manual input of periodic updates to CLEC subscriber records. CLEC is to provide the subscriber records in the format defined by PACIFIC's DBMS Coordinator.

                                                Nonrecurring             Monthl
Manual entry of CLEC subscriber                      $342.00
Telephone Numbers ("IN') Records
(each 0- 100 increments
each additional 0-100 increments)

7.3      Error Correction to CLEC Subscriber Records (Optional)
               ------------------------------------------------

         This service provides for error investigation and correction for CLEC subscriber records.

                                                 Nonrecurring             Monthl
         Telephone Number Error Correction            $3.50
         (Per chargeable record)

7.4      MSAG Requests

7.4.1 The Master Street Address Guide ("MSAG") is a computerized index of virtually all community names, street names, and street ranges that are served by the E911 system. It is a database built by the local government and the serving telephone company and managed by PACIFIC's E911 DBMS.

7.4.2 MSAGs are available by County on magnetic tape or paper.

                                                         Nonrecurring    Monthl
                           Copy(ies) of MSAG per County       $60.00

         7.5      Securi

                  The Access Control Encryption System ("ACES") provides security for the dialup network for access to the E911 DBMS
                                             Nonrecurring               Monthl

                  ACES Card Management                                  $6.00
                  (each card)
                  ACES Card Replacement          $140.00
                  (each card)

8.       RESPONSIBILITIES - BILLING - DATA BASE MANAGEMENT

PACIFIC will generate a monthly bill to CLEC for Data Base Management Services rendered.

9.       LIABILITY

 9.1 NEVADA's and PACIFIC's liability and potential damages, if any, for its gross negligence, recklessness or intentional misconduct, is not limited by any provision of this Appendix. NEVADA and PACIFIC shall not be liable to CLEC, its End Users or its E911 calling parties or any other parties or persons for any loss or damages arising out of errors, interruptions, defects, failures or malfunctions of the E911 Service, including any and all equipment and data processing systems associated therewith. Damages arising out of such interruptions, defects, failures or malfunctions of the system after NEVADA and PACIFIC have been notified and have had reasonable time to repair, shall in no event exceed an amount equivalent to any charges made for the service affected for the period following notice from CLEC until service is restored.

 9.2 CLEC's liability and potential damages, if any, for its gross negligence, recklessness or intentional misconduct is not limited by any provision of this Appendix. In the event, CLEC provides E911 Service to NEVADA, CLEC shall not be liable to NEVADA, its End Users or its E911 calling parties or any other parties or persons for any loss or damages arising out of errors, interruptions, defects, failures or malfunctions of the E911 Service, including any and all equipment and data processing systems associated therewith. Damages arising out of such interruptions, defects, failures or malfunctions of the system after CLEC has been notified and has had reasonable time to repair, shall in no event exceed an amount equivalent to any charges made for the service affected for the period following notice from NEVADA until service is restored.

9.3 CLEC agrees to release, indemnify, defend and hold harmless NEVADA and PACIFIC from any and all loss, claims, demands, suits and other action, or any liability whatsoever, except for claims arising from NEVADA's or PACIFIC's own negligence or other wrongful act, arising out of NEVADA's or PACIFIC's provision of service hereunder or out of CLECs End Users' use of the E911 Service, whether suffered, made, instituted or asserted by CLEC, its End Users, or by any other parties or persons, for any personal injury or death of any person or persons, or for any loss, damage or destruction of any property, whether owned by CLEC, its End Users or others.

         9.4 CLEC also agrees to release, indemnify, defend and hold harmless NEVADA and PACIFIC from any and all loss, claims, demands, suits or other actions involving an allegation of the infringement or invasion of the right of privacy or confidentiality of any person or persons, caused or claimed to have caused, directly or indirectly, by the installation, operation, failure to operate, maintenance, removal, presence, condition, occasion or use of the E911 Service features and the equipment associated therewith, including by not limited to the identification of the telephone number, address or name associated with the telephone used by the party or parties accessing E911 Service hereunder, except which arise out of the negligence or other wrongful act of NEVADA or PACIFIC.

7.       MUTUALITY

CLEC agrees that to the extent it offers the type of services covered by this Appendix to any company, that should NEVADA request such services, CLEC will provide such services to NEVADA under terms and conditions comparable to the terms and conditions contained in this Appendix.

APPENDIX FGA

                                         TABLE OF CONTENTS

 1. DEFINITIONS ....................................................1
    ----------------------------------------------------------------
 2. UNDERTAKING OF THE PARTIES .....................................2
    ----------------------------------------------------------------
 3. ADMINISTRATION OF REVENUE DISTRIBUTION .........................2
    ----------------------------------------------------------------
 4. MINUTES OF USE ("MOU") DEVELOPMENT .............................3
    ----------------------------------------------------------------
 5. TERMINATING MOU DEVELOPMENT ....................................3
    ----------------------------------------------------------------
 6. CALCULATION OF REVENUE DISTRIBUTION ............................3
    ----------------------------------------------------------------
 7. REVENUE DISTRIBUTION AMOUNTS, MONTHLY STATEMENTS AND
    ----------------------------------------------------
 PAYMENTS ..........................................................3
--------------------------------------------------------------------

 8.  MISCELLANEOUS PROVISIONS ......................................4
     ---------------------------------------------------------------

APPENDIX FGA

This Appendix sets forth the terms and conditions under which the Parties will distribute revenue from the joint provision of Feature Group A ("FGA") Switched Access Services.

These services will be provided within a Local Access and Transport Area ("LATA"). The Primary Company will compensate the Secondary Company only to the extent that it has not already been compensated under its interstate or intrastate access service tariffs or other settlement/contract arrangements. This Appendix is subject to applicable tariffs.

1.       DEFINITIONS

1.1      Access Minutes or Minutes of Use ("MOUs")

         Those minutes of use as described in Part 69 of the Federal Communications Commission's Rules, and are limited to those FGA MOUs which terminate in the Secondary Office(s) covered by this Appendix.

1.2      Currently Effective Tariff Rate

         The approved tariff rate effective on the first day of the month for which compensation is being calculated.

1.3      Feature Group A ("FGA") Switched Access Service

         Includes all facilities and services rendered in furnishing FGA access service, LATA wide terminating areas, in accordance with the schedule or charges, regulations, terms and conditions stated in the interstate or intrastate access service tariffs of the Parties.

1.4      Local Access and Transport Area ("LATA")

         LATA is as defined in the Act.

1.5      Primary Company

         The Party with the Primary Office(s).

1.6      Primary Office

         An office which:

 (a) directly or jointly connects to an interexchange carrier and/or End User; and;

 (b) provides joint FGA switched access service to that interexchange carrier and/or End User with other end offices.

1.7      Revenues

         Under this Appendix, Revenues are those FGA Switched Access amounts due the Primary and Secondary Companies under their applicable tariffs, less uncollectible revenues. Revenues for any other services are not included. Uncollectible revenues are those revenues the Primary Company is unable to collect, using its regular established collection procedures. The Primary Company may offset uncollectibles against current revenue distribution.

1.8      Secondary Compan

         The Party with the secondary office(s).

1.9      Secondary Offic

         Any office involved in providing joint FGA switched access to an interexchange carrier and/or End User through the switching facilities of the Primary office.

1.10     Subscriber Access Line

         A communication facility provided under a general and/or exchange service tariff extended from a customer premise to a central office switch which may be used to make and receive exchange service calls, intrastate toll service or interstate toll service calls.

2.       UNDERTAKING OF THE PARTIES

2.1 The Secondary Company will notify the Primary Company of all tariff rate revisions affecting this Appendix, which the FCC or other appropriate regulatory authority allows to take effect, at least thirty
         (30) days in advance of their effective date. Revenue distribution will be based on the revised rates forty-five (45) days after the effective date of the tariff revisions. However, if the secondary Company fails to notify the Primary Company of a new rate within thirty (30) days of its effective date, the Primary company may delay implementation of the new rate until the next month's revenue distribution cycle, and will not be required to adjust the previous bills retroactively.

         2.2 Each party will furnish to the other such information as may reasonably be required for the administration, computation and distribution of revenue, or otherwise to execute the provisions of this Appendix.

3.       ADMINISTRATION OF REVENUE DISTRIBUTION

The Primary Company will be responsible for the administration, computation and distribution of the FGA access service revenues collected on behalf of the Secondary Company.

4.       MINUTES OF USE ("MOU") DEVELOPMENT

         The Parties will calculate the amount of FGA revenues due each Party, by determining the amount of FGA MOUs attributable to each Party as described below. The Primary Company will then multiply the MOUs by the rates in the Secondary Company's applicable tariff to determine the amounts tentatively due to the Secondary Company.

5.       TERMINATING MOU DEVELOPMENT

         5.1 Actual monthly premium (charged at equal access end offices) and non-premium (charged at non-equal access end offices) terminating FGA access MOUs for each office in the LATA will be measured by the Primary Company.
         5.2 Where the Primary Company cannot measure or identify the terminating FGA MOUs by end office, terminating MOUs will be total unmeasured MOUs allocated to the LATA. In this event, those MOUs will be distributed based upon the ratio of each Party's subscriber access lines, as identified in Exhibit A, which is attached hereto and made a part hereof, to the total subscriber access lines in the FGA access area as determined by the Primary Company.

6.       CALCULATION OF REVENUE DISTRIBUTION

6.1      The amount of premium or non-premium revenues due each party each month will be equal to the sum of Terminating premium or non-premium revenue for each end office. These revenues will be calculated by the Primary Company by multiplying each of the Secondary Company's effective interstate and/or intrastate FGA switched access tariff rate elements (except the Local Transport element described below) by the appropriate MOU calculation under Section 5 above.

 6.2 Local Transport (or its equivalent under the Secondary Company's tariff and called Transport in this agreement) compensation will be determined for each company by multiplying each of the Secondary Company's Transport rates by the appropriate MOUs (as calculated under Section 5 above) by the Secondary Company's percentage ownership of facilities agreed on by the Parties and set out in Exhibit A, which is attached hereto and made a part hereof.

7.       REVENUE DISTRIBUTION AMOUNTS, MONTHLY STATEMENTS AND

         PAYMENTS

7.1 The Primary Company each month will calculate and prepare a monthly compensation statement reflecting the revenue distribution amounts for FGA, access service due the Secondary Company.

7.2 The monthly compensation statement will show, where applicable, for each Secondary Office, separately:

(a)      the total number of non-premium or premium terminating MOUs and revenue;

(b)      the total compensation due the Secondary Company, by rate element;
(c)      the number of terminating MOUs recorded by the Primary Company;
(d)      the percent ownership factor, if any, used to prorate Local Transport revenues; and

(e)      adjustments for uncollectibles.

         7.3 Within sixty (60) calendar days after the end of each billing period, the Primary Company will remit the compensation amount due the Secondary Company. Where more than one compensation amount is due, they may be combined into a single payment.

8.       MISCELLANEOUS PROVISIONS

This Appendix will remain in effect until terminated by thirty (30) calendar day's notice by either Party to the other.

                                   EXHIBIT A

                       Location for LATA Wide Termination

-                 of Feature Group A Access Service

                            SECONDARY OFFICE COMPANY

                                                     % Ownership of
CLLI CODE      NPA-NXX                Access Line    Transport Facilities  LATA

APPENDIX ITR

                                TABLE OF CONTENTS

1. LOCAL AND INTRALATA TOLL, TRAFFIC .....................................1
   ----------------------------------
  1.1 Tandem Trunking - Single Tandem LATA~ ..............................1
      --------------------------------
  1.2 Direct End Office Trouncing ........................................I
      ------------------
  2. MEET POINT TRUNKS ...................................................1
     -----------
  3. 800 (SSS) TRAFFIC ...................................................1
     ----------
  4. E911 ................................................................2
     -----
  s. HIGH VOLLIME CALL-IN NETWORK ........................................!
     ---------------------
  6. OPERATOR SERVICES ...................................................3
  6.1 No Operator Contract - Inward Operator Assistance ..................3
      ---------------------------------------
      6.1.1 Option 1 - Interexchange Carrier ("IXC") .....................3
            -----------------------------------------
  6.2 Operator Contract with NEVADA ......................................3
      ------------------------------
        6.2.1   Directory Assistance ("DA") ..............................3
                ----------------------------
        6.2.2   Express Call Completion Service ("ECCS") .................3
                -----------------------------------------
        6.2.3   Busy Line Verification ...................................3
                ----------
        6.2.4   Operator Assistance (0% 0-) ..............................4
                ----------------------------
7.    TRUNK DESIGN BLOCKING CRITERIA .....................................4
      ----------------------
8.    FORECASTING/SERVICING RESPONSIBILITIES .............................4
      ----------------------
9.    TRUNK SERVICING ....................................................5
      ------
10. SERVICING OBJECTIVE/DATA EXCHANGE ....................................6
    -------------------------

 11.    TRUNK FACILITY UNDER UTILIZATION ................................6
        ---------------------------------
 12.    NETWORK MANAGEMENT ..............................................6
        -------------------
    12.1 Restrictive Controls ...........................................6
         ---------------------
    12.2 Expansive Controls .............................................6
         ----------
    12.3 Mass Calling ...................................................6
         -----

                                  APPENDIX ITR
                                                      (TRUNKING REQUIREMENTS)

This Appendix provides descriptions of the trunking requirements for CLEC and NEVADA interconnection. The attached scenarios depict the recommended trunk groups for local, intraLATA toll, interLATA "meet point" and mass calling, E911 and Operator Services Interconnection. All references to incoming and outgoing trunk groups are from the perspective of CLEC.

1.       LOCAL AND INTRALATA TOLL TRAFFIC

1.1 Tandem Trunking - Single Tandem LATAs
                  Where NEVADA has a single Access Tandem in a LATA, IntraLATA Toll and Local traffic shall be combined on a single Local Interconnection mink group at the tandem for calls destined to or from all End Offices that "home" on NEVADA's tandem. This trunk group shall be two-way and will utilize Signaling System 7 ("SS7") signaling.

1.2Direct End Office Trunking
                    The Parties shall establish direct End Office primary high usage Local Interconnection trunk groups for the exchange of IntraLATA Toll and Local traffic where actual or projected traffic demand justifies such a trunk group. These trunk groups shall be two-way and will utilize SS7 signaling.

2.         MEET POINT TRUNKS

         InterLATA traffic shall be transported between CLEC's Central Office and NEVADA's Access Tandem over a "Meet Point" Trunk Group separate from Local and IntraLATA Toll traffic. The Meet Point Trunk Group will be established for the transmission and muting of Switched Access traffic between CLEC's End Users and Interexchange Carriers via a NEVADA Access Tandem. These trunk groups shall be set up as two-way and will utilize SS7 signaling, except multifrequency ("MF') signaling will be used on a separate Meet Point Trunk Group to complete originating calls to Switched Access customers that use MF FGD signaling protocol. (See ITR Scenario #1).

3.         800 (888) TRAFFIC

          3.1 All originating Toll Free Service calls for which CLEC requests that NEVADA perform the Service Switching Point ("SSP") function (e.g., perform the database query) shall be delivered using GR-394 format over the Meet Point Trunk Group. Carrier Code "0110' and Circuit Code of"08" shall be used for all such traffic.

                    3.2 All post-query Toll Free Service calls for which CLEC performs the SSP function, if delivered to NEVADA, shall be delivered using GR-394 format over the Meet Point Trunk Group for calls destined to IXCs, or shall be delivered by CLEC using GR-317 format over the Local Interconnection Trunk Group for calls dustined to End Offices that directly subtend the tandem.

4.          E911

           A segregated trunk group will be required to interconnect with NEVADA's E911 tandem within the exchange in which CLEC offers the Exchange Service. This trunk group shall be set up as a one-way outgoing only and shall utilize MI: CAMA signaling.

5.         HIGH VOLUME CALL-IN NETWORK

 5.1 A separate High Volume Call In-Local Interconnection ("HVCI-LI") trunk group may be provisioned between CLEC's end office(s) and NEVADA's LERG- designated High Volume Call-In tandem(s) for each of NEVADA's Mass Calling NPA-NXX(s) in a LATA or, alternately, between CLEC's tandem and NEVADA's LERG-designated HVCI tandem(s). This HVCI-LI trunk group shall be designed and built as one-way (CLEC Central Office-to-NEVADA tandem) only and shall use MF signaling. As the I-IVCI-IJ trunk group is designed to block all excessive attempts toward HVCI/Mass Calling NXXs, it is. necessarily exempt fi-om the one percent blocking standard described elsewhere for other final Local Interconnection Trunk Groups. It is recommended that this group be sized as follows:

              Number of Access Lines Served           Number of ltVCI-LI Trunks.
                                 0 - 10,000                                    2
                            10,000 - 20,000                                    3
                            20,000 - 30,000                                    4
                            30,000 - 40,000                                    5
                            40,000 - 50,000                                    6
                            50,000 - 60,000                                    7
                            60,000 - 75,000                                    8
                                   75,000 +                            9 Maximum

5.2 Ail applicable compensation arrangements described elsewhere-for Local Interconnection Trunks/Trunk Groups and terminating access shall apply to HVCI-LI Trunks/Trunk Groups and traffic.

               5.3 Should CLEC assign a Mass Calling code and establish an HVCI-LI interface for traffic destined to its HVCI central office(s), CLEC must "home" its HVCI- serving office on a NEVADA HVCI tandem, and a similar HVCI-LI thinking arrangement (1-way outgoing with MI: signaling) will be provided from NEVADA's tandem to CLEC. In order to allow the parties time to order and install such H-VCI-LI thinks, CLEC must provide NEVADA notification of its intention to deploy Mass Calling code(s) at least ninety (90) days before such crudesx are opened in the LERG.

          5.4 MF and SS7 trunk groups shall not be provided within a DS-1 facility; a separate DS-1 per signaling type must be used. Where NEVADA and CLEC both provide ffVCI-LI miniring, both parties' HVCI-LI trunks may ride the same DS-1.

6.       OPERATOR SERVICES

6.1    No Operator Contract - Inward Operator Assistance
         CLEC may choose from two interconnection options for Inward Operator Assistance as follows:

         6.1.1 Option 1 - Interexchange Carrier ("IXC")
                  CLEC may utilize the Interexchange Carrier Network. CLEC operator will route its calls requiring inward operator assistance through its designareal IXC POP to NEVADA's TOPS tandem. NEVADA shall route its calls requiring inward operator assistance to CLEC's Designated Operator Switch through the designated IXC POP.

         6.1.2 BLV and BLVI inquiries between operator bureaus shall be routed using network-routable access codes published in the LERG over the Local Interconnection Thinks.

 6.2     Operator Contract with NEVADA

          6.2.1   Directory Assistance ("DA")
                  CLEC may contract for DA services only. A segregated tnmk group for these services would be required to NEVADA's TOPS tandem. This trunk group is set up as one-way outgoing only and utilizes MF and Operator Services signaling.

         6.2.2 Express Call Completion Service ("ECCS")
                  CLEC contracting for DA services may also contract for ECCS. This requires a segregated one-way trunk group to NEVADA's TOPS tandem. This trunk group is set up as one-way outgoing only and utilizes MI: signaling.

         6.2.3 Busy Line Verification
                  When NEVADA's operator is under contract to verify CLEC's End User loop, NEVADA will utilize a segregated one-way trunk group with MF signaling from NEVADA's Access Tandem to CLEC switch.

                  6.2.4 Operator Assistance (0+, 0-)
                           This service requires a one-way trunk group from CLEC's switch to NEVADA's TOPS tandem. This trunk group may carry ECCS calls in addition to OA calls. MF and Operator Services signaling will be required - on the trunk group.

7.       TRUNK DESIGN BLOCKING CRITERIA

A blocking standard of one half of one percent (.005) during the average busy hour, for alternate final trunk groups between the Parties networks carrying Meet Point traffic shall be maintained. All other direct final trunk groups shall be engineered with a blocking standard of one percent (.01).

8.       FORECASTING/SERVICING RESPONSIBILITIES

8.1 Both Parties agree to provide an initial forecast for establishing the initial interconnection facilities and equipment. Subsequent forecasts will be provided on a semi-annual basis concurrent with the publication of NEVADA's General Trunk Forecast including yearly forecasted mink quantities for all trunk groups described in this Appendix for a minimun of three years, and the use of Common Language Location Identifier ("CLLI-MSG") which is described in Bellcore documents BR795-100-100 and BR795-400-100.

 8.2 The Parties shall work towards the development of joint forecasting responsibilities for traffic utilization over trunk groups. Orders for trunks that exceed forecasted quantities for forecasted locations will be accommodated as facilities and/or equipment becomes available. Parties shall make all reasonable efforts and cooperate in good faith to develop alternative solutions to accommodate orders when facilities are not available. Intercompany forecast information must be provided by the Parties to each other twice a year. The semi-annual forecasts shall include:

(a) yearly forecasted trunk quantities (which include measurements that reflect actual tandem Local Interconnection and Meet Point minks, End Office Local Interconnection minks, and tandem-subtending Local Interconnection end office equivalent trunk requirements) for a minimum of three (current and plus-1 and plus-2) years; and

(b) a description of major network projects anticipated for the following six months. Major network projects include romking or network rearrangements, shifts in anticipated traffic patterns, orders for greater than four (4) DS-ls, or other activities that are reflected by a significant increase or decrease in trunking demand for the following forecasting period.

         8.3 If differences in semi-annual forecasts of the Parties vary by more than 48 additional DS-0 two-way trunks for each Local Interconnection Trunk Group, the
                    Parties shall meet to reconcile the forecast to within 48 DS-0 trunks.

            8.4 Each Party shall provide a specified point of contact for planning, forecasting and trunk servicing purposes.

9.       TRUNK SERVICING

               9.1 Orders between the Parties to establish, add, change or disconnect thinks shall be processed by using an Access Service Request ("ASR").

   9.2 As discussed in this Appendix, both Parties will jointly manage the capacity of Local Interconnection Trunk Groups. Both Parties will send a Trunk Group Service Request ("TGSR") to the other Party to trigger changes to the Local Interconnection Trunk Groups based on capacity assessment. Either Party upon receipt of the TGSR will issue an ASR to the other Party:

               (a) within ten (10) business days after receipt of the TGSR, upon review of and in response to the TGSR received; or

           (b) at any time as a result of either Party's own capacity management assessment, in order to begin the provisioning process. The intervals used for the provisioning process will be the same as those used for NEVADA's Switched Access service.

 9.3 Orders that comprise a major project shall be submitted at the same time, and their implementation shall be jointly planned and coordinated. Major projects are those that require the coordination and execution of multiple orders or related activities between and among NEVADA and CLEC work groups, including but not limited to the initial establishment of Local Interconnection or Meet Point trunk groups and service in an area, NXX code moves, re-homes, facility grooming, or network rearrangements.

           9.3.1 Orders that comprise a major project, i.e., five (5) DS-I's or more, shall be submitted in a timely fashion, and their implementation shall be jointly planned and coordinated.

     9.4 CLEC will be responsible for engineering its network on its side of the POI. NEVADA will be responsible for engineering its network on its side of the POI.

 9.5 Due dates for the installation of Local Interconnection and Meet Point Trunks covered by this Appendix shall be based on NEVADA's intrastate Switched Access intervals.

          9.6 Trunk serving responsibilities for TOPS minks used for stand-alone operator service or Directory Assistance are the sole responsibility of CLEC.

 10.     SERVICING OBJECTIVE/DATA EXCHANGE
         ---------------------------------

         Each Party agrees to service trunk groups to the foregoing blocking criteria in a timely manner when trunk groups exceed measured blocking thresholds on an average time consistent busy hour for a twenty
         (20)-business day study period. Upon request, each Party will make available to the other trunk group measurement reports for trunk groups terminating in the requesting Party's network. These reports will contain offered load, measured in CCS (100 call seconds), that has been adjusted to consider the effects of overflow, retrials, and day-to-day variation. They will also contain overflow CCS associated with the offered load, day-to-day variation, peakedness factor, the date of the last week in the four-week study period and the number of valid days of measurement. These reports shall be made available at a minimum on a semi-annual basis upon request.

11. TRUNK FACILITY UNDER UTILIZATION
    --------------------------------

         If a trunk group is under 75 percent (75%) of CCS capacity on a monthly average basis, for each month of any six month period, either Party may request the issuance of an order to resize the trunk group, which shall be left with not less than 25 percent excess capacity. In all cases, grade of service objectives identified in Section 7 above shall be maintained.

12. NETWORK MANAGEMENT
    ------------------

  12.1   Restrictive Controls
         Either Party may use protective network traffic management controls such as 7- digit and 10-digit code gaps on traffic toward each other's network, when required, to protect the public switched network from congestion due to facility failures, switch congestion, or failure or focused overload. CLEC and NEVADA will immediately notify each other of any protective control action planned or executed.

12.2     Expansive Controls
         Where the capability exists, originating or terminating traffic reroutes may be implemented by either Party to temporarily relieve network congestion due to facility failures or abnormal calling patterns. Reroutes will not be used to circumvent normal trunk servicing. Expansive controls will only be used when mutually agreed to by the Parties.

  12.3   Mass Calling
         CLEC and NEVADA shall cooperate and share pre-planning information regarding cross-network call-ins expected to generate large or focused temporary increases in call volumes.

                                  SCENARIO 1

                                    [CHART]

APPENDIX - NCS

TABLE OF CONTENTS

~'      I~ESCRII~TION O1~ Sl~aRVIC~ .............................1
        ------------------
2,      T~R~S A.NI~ CONDITIONS ..................................
        ------------
3,      I~RICI~G ................................................2
        ---------
4,      GI~i~aRAL R~SPO~SIBILITI~S OF T1 "1'~ PA.RTIE~ ..........2
        --------------------------------------                   -

1.       DESCRIPTION OF SERVICE

Network Component Service ("NCS") is a discretionary offering which NEVADA is willing to provide under the terms and conditions in this Appendix that are above and beyond NEVADA's obligations under the Act. Through NCS NEVADA performs the combining of certain UNEs on behalf of the CLEC for the purpose of the CLEC providing an end-to-end telecommunications service to end users exclusively utilizing NEVADA Unbundled Network Elements. Appendix UNE contains a description of Unbundled Network Elements or, as used herein, "network components" along with the terms and conditions under which NEVADA will provide Unbundled Network Elements. NCS will be provided by NEVADA at the prices contained herein. NCS is market-based priced and is neither subject to me-up nor arbitration. Prices for NCS that are in addition to the prices for the individual Unbundled Network Elements are listed in Section 3 of this Appendix.

2.       TERMS AND CONDITIONS

 2.1 The CLEC shall identify on a single NCS order all of the network components, all associated ordering codes (as determined by NEVADA), and the sequence in which NEVADA is to combine those elements on behalf of CLEC. When this order involves only NEVADA's network, the order will be for Network Component Service (NCS), even though the individual element types are to be derived from Appendix UNE.

 2.2 In addition to the recurring and non-recurring charges for the individual Unbundled Network Elements ordered, the Network Component Service will be priced as described in section 3 of this Appendix.

 2.3 Any changes or rearrangements of the components shall constitute a new NCS offering and applicable non-recurring and service order charges apply.

 2.4 The network components provided by NEVADA under the provision of this Appendix shall remain the property of NEVADA.

 2.5 Provisioning of NCS under this Appendix may be accomplished over such routes, technologies, and facilities as NEVADA may elect as long as the connection being requested by the CLEC is functional.

               2.6 NEVADA is responsible only for the installation, operations and maintenance of the NCS originally defined and ordered by the CLEC. NEVADA is not responsible for the Telecommunication Services provided by the CLEC through the use of NCS. 2.7 X~here NCS is provided to CLEC and it is dedicated to a single end user, if NCS is for any reason disconnected, the individual network components shall be made available to NEVADA for future provisioning needs, unless NCS is disconnected in error.
2.8 Network elements identified through the Bona Fide Request process will not be provisioned under this Appendix.
3. PRICING
3.1 For each NCS arrangement, the CLEC shall pay the full recurring and non recurring rate per Unbundled Network Element, feature, function, or ancillary charge as shown in Appendix PRICING plus the additional NCS recurring and nonrecurring market-based rates, as shown in Section 3.2.
3.2 The prices for providing NCS for NEVADA LINExxs are as follows:
Nonrecurring

                                             Service Order                  Connect                     Disconnect
                        Recurring      First Addi6onal             First    Additional          First   Additional
Network Component
Service (NCS)           $5.00          $40.00$40.00                N/A      N/A                 N/A     N/A
2-wire cross connect
analog 1oo13 to         N/A            $31.60$15.80                $42.85   $35.25              $24.50  $11.80
analog line port
Other NCS as            Negotiated     NegotiNegotiated            NegotiateNegotiated          NegotiatNegotiated
negotiated by the
Parties

          3.3 This Appendix is available as a package offering. Any changes to prices, terms and conditions of UNEs offered pursuant to Appendix LINE shall not be incorporated into this Appendix without the mutual agreement of the Parties.

          3.4 Since this offering is discretionary and not subject to the Act, any prices set by NEVADA to provide NCS, even if zero (or no charge), are fully at NEVADA's discretion. The prices for NCS are subject to change.

4. GENERAL RESPONSIBILITIES OF THE PARTIES
4.1 Each Party is solely responsible for the services it provides to its end users and to other Telecommunications Carriers.

 4.2 The Parties shall work cooperatively to minimize fraud associated with third-number billed calls, calling card calls, and any other services related to this Agreement.

 4.3 At all times during the term of an Agreement, executed pursuant to this STC, each Party shall keep and maintain in force at each Party's expense all insurance required by law (e.g. workers' compensation insurance) as well as general liability insurance for personal injury or death to any one person, property damage resulting from any one incident, automobile liability with coverage for bodily injury for property damage. Upon request from the other Party, each Party shall provide to the other Party evidence of such insurance (which may be provided through a program of self insurance).

4.4 Unless otherwise stated, NEVADA will render a monthly bill to CLEC for service(s) provided hereunder. Remittance in full will be due within thirty (30) days of that billing date. Interest shall apply on overdue amounts at the highest rate allowed by applicable law.

 4.5 For purposes of pre-order, ordering, provisioning, maintenance and billing, CLEC will use the same processes, as used in connection with Unbundled Network Elements obtained through Appendix UNE.

APPENDIX NlM

                                TABLE OF CONTENTS

 1.                    FIBER MEETS ............................................1
                       ------
 2.           AVOIDANCE OF OVER PROVISIONING ..................................2
              ------------------
 3.           JOINT FACILITY GROWTH PLANNING ..................................2
              ----------------------

    3.1 Criteria ............................ .................................2
        ---------

    3.2 Processes .............................................................2

 4.   VIRTUAL COLLOCATION INTERCONNECTION .....................................3
      --------------------
 5.   PHYSICAL COLLOCATION INTERCONNECTION ....................................6
      -------------------------------------
 6.   LEASING OF NEVADA'S FACILITIES ..........................................6
      --------------------

APPENDIX NETWORK INTERCONNECTION METHODS ("NIM')

Network Interconnection Architecture designates Network Interconnection Methods ("NIMs") to be used by the Parties. These include: Fiber Meets; Virtual Collocation Interconnection; Physical Collocation Interconnection; leasing of NEVADA facilities; and other methods as mutually agreed to by the Parties.

1.         HBER MEETS

1.1 Where the Parties interconnect their networks pursuant to a Fiber Meet, the Parties shall jointly engineer and operate such interconnection as a single SONET transmission system for the purposes of terminating calls intended for a End User of one of the Parties, Transit Traffic, and jointly provided Exchange Access. The Parties agree to establish technical interface specifications for Fiber-Meet arrangements that permit the successful interconnection and completion of traffic routed over the facilities that interconnect at the Fiber Meet. Each Party is responsible for designing, provisioning, ownership, and maintenance of equipment and facilities on its side of the POI. Each Party is free to select the manufacturer of its Fiber Optic Terminal ("FOT"). Neither Party will be allowed to access the Data Communications Channel ("DCC') of the other Party's EOT. The technical specifications will be designed so that each Party may, as far as is technically feasible, independently select the transmission, multiplexing, and fiber terminating equipment to be used on its side of the Fiber Meet. The Parties will work cooperatively to achieve equipment compatibility. Requirements for such interconnection specifications will be defined in joint engineering planning sessions between the Parties. The Parties will use good faith efforts to develop and agree on these specifications within ninety (90) days of the determination by the Parties that such specifications shall be implemented, and in any case, prior to the establishment of any Fiber Meet arrangements between them.

               1.2 NEVADA shall, wholly at its own expense, procure, install, and maintain the agreed-upon Optical Line Terminating Multiplexer ("OLTM") equipment in each NEVADA Wire Center where the Parties establish a Fiber Meet in capacity sufficient to provision and maintain all logical trunk groups prescribed by Appendix 1TR, Sections 1 and 2. CLEC shall, wholly at its own expense, procure, install and maintain the agreed upon OLTM equipment in each CLEC Wire Center where the Parties establish a Fiber Meet in capacity sufficient to provision and maintain all logical trunk groups prescribed by Appendix ITK, Sections 1 and 2.

1.3NEVADA shall designate a manhole or other suitable entry way immediately outside the Wire Center as a Fiber Meet entry point and shall make all necessary preparations to receive and to allow and enable CLEC to deliver fiber optic facilities into that manhole with sufficient spare length to reach the OLTM equipment in NEVADA's Wire Center. CLEC shall deliver and maintain such strands wholly at its own expense.

          1.4 CLEC shall designate a manhole or other suitable entry way immediately outside CLEC's Wire Center as a Fiber Meet entry point and shall make all necessary preparations to receive and to allow and enable NEVADA to deliver fiber optic facilities into that manhole with sufficient spare length to reach the OLTM equipment in CLEC's Wire Center. NEVADA shall deliver and maintain such strands wholly at its own expense.

2. AVOIDANCE OF OVER PROVISIONING Underutilization is the inefficient deployment and use of the network due to forecasting a need for more capacity than actual usage requires and results in unnecessary costs for interconnection facilities. To avoid over provisioning, the Parties will agree to joint facility growth planning as detailed below.


3.         JOINT FACILITY GROWTH PLANNING

The initial interconnection facility deployed for each interconnection shall be the smallest standard available, e.g., for SONET this is an OC-3 system. The following lists the criteria and processes needed to satisfy additional capacity requirements beyond the initial system.

3.1 Criteria

           3.1.1  Investment is to be minimized.
           3.1.2 Facilities are to be deployed in a "just-in-time" fashion. 3.1.3Facilities will be planned for in accordance with the trunk forecasts exchanged between the Parties as described in Appendix ITR.

3.2 Processes

3.2.1 Discussions to provide relief to existing facilities will be triggered when either Party recognizes that the overall system facility ("DS-Is") is at 90% of capacity.

3.2.2 Both Parties will perform a joint validation to ensure interconnecting facilities have not been over provisioned. If any systems are over provisioned, they will be turned down as appropriate. If any interconnecting-facilities resizing lowers the fill level of the interconnecting facilities below 90%, the growth planning process will be suspended and will not be reinitiated until a 90% fill level is achieved. Trunk design blocking criteria described in Appendix ITR will be used in - determining trunk group sizing requirements and forecasts.

 3.2.3 If based on the forecasted equivalent DS-1 growth the existing fiber optic system is not projected to exhaust within one year, the Parties will suspend further relief planning on this interconnection until a date one year prior to the projected exhaust date. If growth patterns change during the suspension period, either Party may re-initiate the joint planning process.

3.2.4 If the placement of a minimum size system will not provide adequate augmentation capacity for the joint forecast over a two-year period and the forecast appears reasonable based upon history, the next larger system may be deployed. In the case of a SONET system, the OC-3 system could be upgraded to an OC-12. If the forecast does not justify a move to the next larger system, another minimal size system (such as on OC-3) could be placed. This criteria assumes both Parties have adequate fibers for either scenario. If adequate fibers do not exist, both Parties would negotiate placement of additional fibers and/or equipment.

 3.2.5 Both Parties will negotiate a project service date and corresponding work schedule to consmet relief facilities in an effort to achieve "just-in-time" deployment.

3.2.6 The joint planning process/negotiations should be completed within two months of identification of 90% fill.

4.         VIRTUAL COLLOCATION INTERCONNECTION

 4.1 Subject to space availability and technical feasibility, NEVADA will provide Virtual Collocation in accordance with the Act, the FCC rules promulgated thereunder (e.g., 47 C.F.R. ss. 51.323), and any Commission decision. Unless inconsistent with this Section 4, Virtual Collocation Interconnection will be provided as set forth in Nevada Bell's interstate Virtual Collocation tariffs (Nevada Bell's Tariff FCC No.
         1).

               4.1.1 If CLEC designates permitted telecommunications equipment for Virtual Collocation that is not set forth in Nevada Bell's ("NEVADA's") interstate tariff, the provisioning of such telecommunications equipment shall be handled in the same manner as is used by NEVADA for provisioning non-tariffed equipment under its interstate Virtual Collocation tariffs; provided, however, that in no event shall NEVADA be required to file any tariff, whether interstate or intrastate in jurisdiction. By way of example and not limitation, CLEC would apply for, and NEVADA would price, provide, and bill such telecommunications equipment as if under Nevada Bell's interstate virtual collocation tariff.

 4.2 When providing Virtual Collocation, NEVADA will, at a minimum, install, maintain, and repair Virtual Collocation equipment for CLEC within the same time periods and with failure rates that are no greater than those that apply to the performance of similar functions for comparable equipment of NEVADA.

               4.3 NEVADA will provide Virtual Collocation in "Eligible Structures", as defined in Appendix PHYSICAL COLLOCATION, and permit the Virtual Collocation of telecommunications equipment permitted by 47 U.S.C.ss.251(c) (6), FCC roles promulgated thereunder (e.g., 47 C.F.R.ss.51.323), and Commission decisions.

4.3.1Notwithstanding any other provision hereof, NEVADA is under no obligation to provide and shall not provide Virtual Collocation for any equipment that, by its nature or due to its characteristics and methods of operation, interferes with or impairs service over NEVADA's network equipment, or facilities, or the network, equipment, or facilities of any other person or entity; creates hazards for or cause damage to those networks, equipment, or facilities, the Premises, or the Eligible Structure; impairs the privacy of any communications carded in, fi:om, or through the Eligible Structure; or creates hazards or cause physical harm to any person, entity, or the public. The terms "Premises' and "Eligible Structure" are as defined in Appendix PHYSICAL COLLOCATION.

4.4 Unless otherwise agreed to by NEVADA or required by law, the telecommunications equipment that is permitted in any Eligible Structure for Virtual Collocation is limited to the same or substantially similar telecommunications equipment (determined with reference to power and environmental requirements and conditions) that NEVADA already places in that particular Eligible Structure (determined on an Eligible Structure-by-Eligible Structure basis, and not by class of Eligible Structures). To the extent that permitted Virtual Collocation equipment is not the same or substantially similar, the preparation of the Eligible Structure (e.g., power, environmental) for the Vimmi Collocation equipment will be charged to CLEC on an ICB basis.

               4.5Unless otherwise agreed to by NEVADA or required by law, all
                    Virtual Collocation equipment shall comply with Bellcore Network Equipment Building System (NEBS) Generic Requirements (GR-63-CORE and GR-1089-CORE) and any successor document(s), including as such may be modified at any time and from time to time and such modifications are adopted and followed by NEVADA, and then where and how adopted and followed by NEVADA ("NEBS Standards"). To the extent that permitted Virtual Collocation equipment does not meet the NEBS Standards, the preparation of the Eligible Structure for placement of such non-compliant Virtual Collocation equipment (e.g., firewall construction), if any, will be charged to CLEC on an ICB basis.

4.6Virtual Collocation provided hereunder is made available subject to and in accordance with:

         (a) Nevada Bell's Technical Publication for Expanded Interconnection with Nevada Bell - Virtual Collocation & SBI dated October, 1995, and any successor document(s), as may be modified from time to time as set forth below ("Virtual Collocation Technical Publication"). NEVADA concurs in the Virtual Collocation Technical Publication (ignoring any provisions that are applicable only to SONET-Based Interconnection) and adopts it as its own and, therefore, for purposes of this Appendix, any reference therein to Nevada Bell shall be deemed to refer to NEVADA only.

         Co) any statutory and/or regulatory requirements in effect at the time of the submission of the Virtual Collocation application or subsequently become effective and then when effective.

         CLEC shall strictly observe and abide by each.

 4.7 The Virtual Collocation Technical Publication is attached hereto and, along with the NEBS Standards, are incorporated herein by this reference. CLEC may obtain a copy of the NEBS Standards by contacting Bell Communications Research, Inc. at 1-800--421-2674.

 4.8 If the Virtual Collocation Technical Publication is modified from the attached, the following shall apply:.

               (a) If a modification is made alter the date on which CLEC has or orders a Virtual Collocation arrangement, NEVADA shall provide CLEC with those modifications or with revised versions of such, listing or noting the modifications as appropriate. Any such modification shall become effective and thereafter applicable under this Agreement thirty (30) days after such amendment is released by NEVADA, except for those specific amendments to which CLEC objects to within thirty (30) days of receipt, providing therewith an explanation for each such objection. The Parties shall pursue such objections informally with each other and, if not resolved within forty-five (45) days, either Party will have fourteen (14) days to invoke the dispute resolution procedures applicable to this Agreement. If neither Party invokes those procedures, the modification is deemed effective and applicable.

(b) If a modification is made after this Appendix becomes pan of an effective "Statement of Terms and Conditions" or similar document for NEVADA (and the modification has not been included in a change to that - "Statement" or this Appendix), and before CLEC's initial virtual collocation arrangement, then NEVADA will provide CLEC with a copy of such modifications or the most recent version or revision of the particular document promptly after receipt of CLEC's virtual collocation application. Any CLEC objection to those modifications must be received by NEVADA by the thirtieth (30th) day after receipt by CLEC. Thereafter, the same process and procedure (including timelines) for resolving any objection made under Section 4.8(a) shall apply.

(c) Notwithstanding Sections 4.8(a) and/or (b), any modification made to address situations potentially harmful to NEVADA's or another's network, equipment, or facilities, the Eligible Structure, the Premises, or to comply with statutory or regulatory requirements shall become effective immediately and shall not be subject to objection. NEVADA will immediately notify CLEC of any such modification.

 4.9 The terms and conditions expressly set forth in this Appendix shall control in the event of an irreconcilable conflict with the Virtual Collocation Technical Publication or the NEBS Standards (including any modification to any of them that can be objected to under this Section 4.8, regardless of whether CLEC objected to such modification pursuant to Section 4.8). Notwithstanding the immediately preceding, modifications that are governed by Section 4.8(c) shall apply regardless of any conflict or inconsistency with any other term or condition governing a Virtual Collocation arrangement unless contrary to law.

  4.10 Sections 14.3, 14.4, and 14.6 of Appendix PHYSICAL COLLOCATION are incorporated by this reference into this Appendix NIM for purposes of virtual collocation.

5.         PHYSICAL COLLOCATION INTERCONNECTION

          NEVADA will provide Physical Collocation in accordance with the Act, the FCC rules promulgated thereunder (e.g., 47 C.F.R. ss.51.323), any Commission decision and subject to Appendix PHYSICAL COLLOCATION.

6.       LEASING OF NEVADA'S FACILITIES

 6.1 CLEC's leasing of NEVADA's facilities for purposes of Appendix FrR, Sections 1 and 2: Network Interconnection Architecture will be subject to the mutual agreement of the Parties.

 6.2 CLEC's leasing of NEVADA's facilities for purposes of Section 4.3 of the Main Agreement: Network Interconnection Methods, will be subject to the mutual agreement of the Parties.

6.3 CLEC will provide a written leased facility request that will specify the A- and Z-ends (CLLI codes, where known), equipment and muxing required and provide quantities requested. Requests for leasing of NEVADA's facilities for the purposes of interconnection and any future augmentations are subject to facility availability at the time of the request.

 6.4 Any request by the CLEC for leased facilities where facilities, equipment, or riser cable do not exist will be considered, and NEVADA may agree to provide under a Leased Facilities Bona Fide Request ("BFR") Process as defined below:

          6.4.1 A Leased Facilities BFR will be submitted by CLEC in writing and will include a description of the facilities needed including the quantity, size (DS-3 or DS-l), A- and Z-end of the facilities, equipment and muxing requirements, and date needed.


          6.4.2 The CLEC may cancel a Leased Facilities BFR at any time, but will pay NEVADA any reasonable and demonstrable costs of processing and/or implementing the Leased Facilities BFR up to the date of cancellation.

          6.4.3 Within ten (10) business days of its receipt, NEVADA will acknowledge receipt of the Leased Facilities BFR.

         6.4.4 Except under extraordinary circumstances, within thirty (30) days of its receipt of a Leased Facilities BFR, NEVADA will provide to CLEC a written response to the request. The response will confirm whether NEVADA will offer the leased facilities or not. If NEVADA determines it will offer the leased facilities, NEVADA will provide the CLEC a Leased Facilities BFR quote which will include the applicable recurring and nonrecurring rates and installation intervals.

         6.4.5 Within sixty-five (65) business days of its receipt of the Leased Facilities BFR quote, CLEC must confirm its order. If not confirmed within sixty-five (65) business days, NEVADA reserves the fight to modify or withdraw its Leased Facilities BFR quote.

APPENDIX PORT

-                        TABLE OF CONTENTS

    1. INTERIM NUMBER PORTABILITY ("INP") .................................1
       -----------------------------------
    1.1 General ...........................................................1
    1.2 Terms, Conditions Under Which NEVADA Shall Provide INP ............1
        ---------------------------------------------------

        1.2.1   Service Provided ..........................................1
                --------
        1.2.2   Obligations of NEVADA .....................................2
                ------------
        1.2.3   Obligations of CLECs ......................................2
                ------------
        1.2.4   Limitations Of Service ....................................3
                ------------
    1.3 Service Descriptions ..............................................3
        ---------------------
    1.3.1 INP - DNCF ......................................................3
          -----------
    1.3.2 ~ - FlexDID .....................................................4
          ----
    1.4 Intercompany Terminating Compe~qation .............................4
        --------------------------------------
    1'.5 Pricing ..........................................................5
    2. PERM. ANENT NUMBER PORTABILITY ("PNP") .............................5
       -------------------------------
    2.1 General ...........................................................5
    2.2 Terms and Conditions Under Which NEVADA Shall Provide PNP .........5
        ----------------------------------------------------------
      2.2.1    Service Provided ...........................................5
               --------
      2.2.2    Obligations Of NEVADA ......................................6
               ------------
      2.2.3    Obligations of CLEC ........................................6
               --------------------

2.2.4Obligations of Both Parties ...........................................7
     --------------------
        2.2.5   Limitations Of Service .....................................8
                ------------
        2.2.6   Service Descriptions .......................................8
                ---------------------
        2.2.7   Pricing ....................................................9

 3.      INP TO PNP TRANSITION ..............................................9
         -----------
 4.      MASS CALLING CODES .................................................9
         -------------------
     4.1 General.: ..........................................................9
     4.2 Service Provided ..................................................10
         --------

     4.3   Obligations of NEVADA ...........................................l0
           ----------------------
           ..................................................................?
     4.4   Obligations of CLEC .............................................11
           --------------------
     4.5   CLEC Mass CailinE Codes .........................................11
           ------------------------
     4.6   Limitations of Service ..........................................11
           ------------

5. PROVISION OF INP AND PNP BY CLEC TO NEVAD.s .............................11
   --------------------------------------------

1.       INTERI~ NUMBER PORTABILITY ("INP")
         ----------------------------------

         1.1 General
                  NEVADA and CLEC will provide Interim Number Portability ("INP") in accordance with requirements of the Act. INP will be provided by each Party to the other upon request. INP will be provided with minimum impairment of functionality, quality, reliability and convenience to subscribers of CLEC or NEVADA. As described herein, INP is a service arrangement whereby an End User,, who switches subscription of exchange service from one provider to another is permitted to retain, for its use, the existing assigned number provided that the End. User remains in the same serving wire center.

          1.2     Terms, Conditions Under Which NEVADA Shall Provide INP
                  1.2.1 Service Provided

1.2.1.1 NEVADA shall only provide INP, as described herein, to CLEC.

1.2.1.2 NEVADA shall only provide INP services and facilities where technically feasible, subject to the availability of facilities, and only from properly equipped central offices. NEVADA does not offer INP services and facilities for NXX codes 555, 800, 888, 950 or any NXX codes that are not specific to a geographic location and wire center.

1.2.1.3 NEVADA shall not provide INP services for End User accounts where the End User's payments are thirty (30) days or more in arrears, or where contract termination liabilities would be assessed by NEVADA to the End User, unless full payment is made, or an agreement is reached where CLEC agrees to make full payment on the End User's behalf, including any termination amounts due.

1.2.1.4 When the exchange service offerings associated with INP service are provisioned using DNCF switching arrangements, NEVADA shall, for technical reasons, provide service - from host central offices. INP service for remote arrangements will be served from the host central office.

 1.2-2   Obligations of NEVADA
         NEVADA's sole responsibility is to comply with the service requests it receives from CLEC and to provide INP in accordance with this
-        Appendix.

1.2.3    Obligations of CLECs

 1.2.3.1 CLEC shall coordinate the provision of service with NEVADA to assure that CLEC's switch is capable of accepting INP ported traffic.

1.2.3.2 CLEC is solely responsible to provide equipment and facilities that are compatible with NEVADA's service parameters, interfaces, equipment and facilities. CLEC shall provide sufficient terminating facilities and services at the terminating end of an INP call to adequately handle all traffic to that location and shall ensure that its facilities, equipment and services do not interfere with or impair any facility, equipment or service of NEVADA or any of its End Users. In the event that NEVADA determines, in its sole judgment, that CLEC will likely impair or is impairing, or interfering with any equipment, facility, or service of NEVADA or any of its End Users, NEVADA may either refuse to provide INP service or terminate it in accordance with other provisions of this Agreement or NEVADA's tariffs, where applicable.

1.2.3.3 CLEC shall provide an appropriate intercept announcement service for any telephone numbers subscribed to INP service for which CLEC is not presently providing exchange service or terminating to an End User.

1.2.3.4 When a ported telephone number becomes vacant, e.g., the telephone number is no longer in service by the original End User and a period for intercept and referral equivalent to that which is provided by NEVADA to its own End User subscribers has elapsed, the ported telephone number will be released back to NEVADA.

1.2.3.4.1Formerly ported telephone numbers which revert to NEVADA as described above shall be reassigned or provided with a standard NEVADA intercept announcement in accordance with NEVADA's standard operating procedures then in effect.

               1.2.3.5 CLEC shall designate to NEVADA at the time of its initial service request for INP service one of the following options for handling and processing of Calling Card, Collect, Third Party, - and other operator handled non-sent paid calls from or to CLEC assigned telephone numbers:

                               (a) CLEC may elect to block the completion of third number and calling card calls through the use of LIDB to select ported numbers.

                             Co) For non-sent paid calls billed to INP assigned numbers, a separate sub-clearinghouse billing arrangement must be established which will provide for the transmission of the ElYIR 01-01-01 billing records, and settlement of toll revenues.

         1.2.4 Limitations Of Service

                  1.2.4.1 NEVADA is not responsible for adverse effects on any service, facility or equipment from the use of IN'P service.

                  1.2.4.2 End-to-end transmission characteristics cannot be specified by NEVADA for calls over INP facilities because end-to-end transmission characteristics may vary depending on the distance and routing necessary to complete calls over INP facilities and the fact that another carder is involved in the provisioning of service.

 1.3     Service Descriptions

         1.3.1 INP - DNCF
                  INP-DNCF is a service whereby a call dialed to an INP-DNCF equipped telephone number, assigned to NEVADA, is automatically forwarded to CLEC-assigned, 7- or 10-digit telephone number. The forwarded-to-number must be specified by CLEC at the same wire center wherein the ported number resides.

                    1.3.1.1 INP-DNCF provides an initial call path and one additional path for the forwarding of no more than two (2) simultaneous calls to CLEC's specified forwarded-to number. Additional call paths are available on a per path basis up to a maximum of ninety-nine (99) call paths.

          1.3.1.2 CLEC-assigned forwarded-to number shall be treated as two separate calls with respect to interconnection compensation, End User toll billing, and intercompany settlement and access billing, i.e., an incoming call to NEVADA's ported number shall be handled like any other NEVADA call being terminated to that End Office and the ported call to CLEC's assigned telephone number in CLEC's switch shall be handled as any local calls between NEVADA and CLEC.

          1.3.1.3 Where facilities exist, NEVADA will provide identification of the originating telephone number, via SS7 signaling, to CLEC.

1.3.2 INP - FlexDID'

         INP-FlexDID is a service which provides for the delivery of the called (dialed) number to CLEC's switching (central office or premises) equipment for identification and subsequent routing and call completion over a dedicated direct final trunk group.

          1.3-2.1 R%TP-FlexDD:) is available either on a per voice grade channel basis or a per DS-1 (24 equivalent voice grade channels) basis.

          1.3.2.1.1 Where the location of CLEC's switching equipment to which NEVADA is providing voice grade or DS- I INP-FlexDID service resides outside the exchange or central office serving area from which the INP-FlexDID service is purchased, CLEC shall pay applicable interoffice mileage charges as specified in NEVADA's Tariff P.S.C.N. C, Section 7.

          1.3.2.2 INP-FlexDID service must be established with a minimum configuration of two (2) voice grade channels and one unassigned telephone number per NEVADA switch. Transport facilities arranged for INP-FlexDID may not be mixed with any other type of trunk group. Outgoing calls may not be placed over facilities arranged for INP-FlexDID service.

               1.3.2.3 SS7 Signaling is not available on the INP-FlexDID
                    facilities.

1.4      Interco any Terminating Compensation

         With regard to the division of intercompany compensation and switched access revenues associated with interim number portability, the Porting Party shall pay the Ported-to-Party $1.75 per month for each business line and $1.25 per month for each residence line associated with the INP arrangement. Determination of the number of lines to which the above payment shall apply will be made at the time the INP arrangement is established. Such payment shall continue until the INP arrangement is disconnected or PNP is made available for the INP number, whichever occurs first. Such amount is in consideration of the Switched Access compensation and reciprocal compensation that would have been received by each Party if PNP had been in effect.

1.5      Pricin

          1.5.1 The Parties will comply with all effective FCC, Commission and/or court orders governing INP cost recovery and compensation. The Parties acknowledge that the Telephone Number Portability Order is subject to pending Petitions for Reconsideration and may be appealed. As such, the Number Portability Order may be reconsidered, revised and remanded, or vacated, subject to further proceedings before the FCC. As such, until a final decision is rendered on INP cost recovery, the Parties agree to track the costs associated with the implementation and provision of INP and to "true-up" INP-related accruals to reflect the final terms of any such order.

          1.5.2 Neither Party waives its rights to advocate its views on INP cost recovery, or to present its views before any appropriate regulatory agency.

          1.5.3 Charges associated with the Provision of INP are described in Appendix PRICING.

2.       PERMANENT NUMBER PORTABILITY ("PNP")

         2.1      General

                  The FCCs Telephone Number Portability, CC Docket No. 95-116, First Memorandum Opinion and Order on Reconsideration, 12 FCC Rcd. 7236 (1997), requires " . . all LECs to implement a long term service provider portability method in the 100 largest Metropolitan Statistical Areas ("MSA") according to a phased schedule that commences October 1, 1997, and concludes December 31, 1998." While the FCC declined " . . . (to] choose[s] a particular technology for providing number portability", it did establish performance criteria that LECs must meet. The technology that meets the FCC's performance criteria is Location Routing Number ("LRN"). LRN is currently being used by the telecommunications industry to provide PNP.

         2.2      Terms and Conditions Under Which NEVADA Shall Provide PNP

2.2.1 Service Provided

2.2. 1.1 NEVADA will provide CLEC the use of NEVADA's PNP

            database via the Service Provider Number Portability ("SPNP")

Database Query. CLEC's STP, Tandem, and/or End Office's LRN software will determine the need for accessing NEVADA's PNP database, and triggers the query. NEVADA's PNP database will determine if the number has, or has not, been ported and will provide LRN if a number is ported.

          2.2.1.2 NEVADA will provide CLEC the use of th NEVADA PNP database, PNP software, and SS7 network via the SPNP Query.

          2.2.1.3 NEVADA shall only provide PNP services and facilities where technically feasible, subject to the availability of facilities, and only from properly equipped central offices.

          2.2.1.4 NEVADA does not offer PNP services and facilities for NXX codes 555, and 950.

2.2.2 Obligations Of NEVADA

          2.2.2.1 NEVADA will deploy LRN in the followin MSAs per the timelines set forth by the FCC, unless such timelines are extended by the FCC:

MSA                          DEPLOYNENT COMPLETED BY

Las Vegas                                June 30, 1998 *

         2.2.2.2 After December 31, 1998, NEVADA will deploy LRN in other MSAs within six (6) months after receipt of a Bona Fide Request (see ATTACHMENT 1) from CLEC.

2.2.3 Obligations of CLEC

          2.2.3.1 When purchasing the SPNP Database Query, CLEC will access NEVADA's facilities via an SS7 link (Section 6 of FCC No. 1 Access Service Tariff) to NEVADA's STP.

          2.2.3.2 When purchasing the SPNP Query - Prearranged, CLEC will advise NEVADA of the entry point(s) of queries to NEVADA's network and provide a query forecast for each entry point.

* If one or more switches are selected to become PNP capable

          2.2.3.3 CLEC is responsible for advising the Number Portability Administration Center ("NPAC"), of telephone numbers that they import, and the associated data as identified in industry forums as being required for PNP.

          2.2.3.4 After the initial deployment of PNP in an MSA, CLEC shall submit a Bona Fide Request (see ATTACHMENT 1) to request that a NEVADA switch become LRN capable. The requested switch will be made LRN capable within the time frame stipulated by the FCC.

          2.2.3.5 When CLEC requests that an NXX in an LRN-capabl NEVADA switch become portable, CLEC shall follow the industry standard LERG procedures.

          2.2.3.6 CLEC shall be certified by the Regional NPAC prior to scheduling Intercompany testing of PNP.

          2.2.3.7 CLEC shall adhere to NEVADA's Local Service Request ("LSR") format and PNP due date intervals.

          2.2.3.8 CLEC shall adhere to NEVADA's reserved number terms and conditions.

2.2.4 Obligations of Both Parties

          2.2.4.1 When a ported telephone number becomes vacant, e.g., the telephone number is no longer in service by the original End User, the ported telephone number will be released back to the carrier owning the switch in which the telephone number's NXX is native.

          2.2.4.2 Each Party has the right to block a default routed call entering a network in order to protect the public switched network from overload, congestion, or failure propagation.

          2.2.4.3 Industry guidelines shall be followed regarding all aspects of porting numbers from one network to another.

          2.2.4.4 Intracompany testing shall be performed prior t scheduling of intercompany testing.

          2.2.4.5 Each Party shall designate a single point of contact ("SPOC") to schedule and perform required testing. These tests will be performed during a mutually agreed upon time frame and must meet the criteria set forth by the Pacific West Region for porting.

          2.2.4.6 Each Party shall abide by NANC and Pacific West Region provisioning and implementation processes.

          2.2.4.7 The Parties agree to implement PNP in compliance with the FCC or Commission orders, and pursuant to PUBL-780050-PB/NB, Pacific Bell/Nevada Bell Number Portability Network Interface Specification.

2.2.5 Limitations Of Service

          2.2.5.1 Telephone numbers can be ported only within NEVADA wire centers as approved by the State Commission.

          2.2.5.2 Telephone numbers in the following NEVADA NXXs shall not be ported:

(a) wireless NXXs.

          2.2.5.3 Telephone numbers with NXXs dedicated to High Volume Call In ("HVCI") networks are not portable via LRN. HVCI numbers will be ported as described in Section 4 of this Appendix.

2.2.6 Service Descriptions

          2.2.6.1 The switch's LRN software determines if the called party is in a portable NXX. If the called party is in a portable NXX, a query is launched to the PNP database to determine whether or not the called number is ported.

          2.2.6.2 When the called number with a portable NXX is ported, an LRN is returned to the switch that launched the query. Per industry standards, the LRN appears in the CdPN ("Called Party Number") field of the SS7 message and the called number then appears in the GAP ("Generic Address Parameters") field.

          2.2.6.3 When the called number with a portable NXX is not ported, the call is completed as in the pre-PNP environment.

          2.2.6.4 The FCI ("Forward Call Identifier") field's entry is changed from 0 to 1 by the switch triggering the query when a query is made, regardless of whether the called number is ported or not.

          2.2.6.5 The N- I carrier (N carrier is the responsible Party for terminating a call to the End User) has the responsibility to determine if a query is required, to launch the query, and to route the call to the switch or network in which the telephone number resides.

          2.2.6.6 If CLEC chooses not to fulfill their N-1 carrie responsibility, NEVADA will perform queries on calls to telephone numbers with portable NXXs received from the N- I carrier and route the call to the switch or network in which the telephone number resides.

          2.2.6.7 CLEC shall be responsible for payment of charge to NEVADA for any queries made on the N-1 carrier's behalf

2.2.7 Pricing

         The price of PNP queries shall be the same as those in the FCC No. 1

         Access Services Tariff, Section 19.

3.       INP TO PNP TRANSITION

          3.1 NEVADA will deploy LRN in the switches requested as a result of the State Commission's poll of CLECs to name the switches in which they want LRN deployed.

          3.2 CLECs shall issue LSRs to change their existing INP accounts to PNP within a 90 day window for all the selected switches in an MSA which starts immediately after the PNP Phase completes for that MSA, e.g., for all selected switches in the Los Angeles MSA the window starts 7/19/98 and completes 10/17/98.

          3.3 New requests for INP will not be provided in a NEVADA switch once LRN has been deployed in that switch.

          3.4 The Parties shall coordinate each MSA's transition from INP to PNP. When a service provider's INP lines exceed eight (8) in an NXX and/or fifty (50) lines in a MSA, they shall send advance notice to the owner of the switch(es) in which those TNs are homed, indicating the volume of orders involved in the INP to PNP transition.

4.       MASS CALLING CODES

4.1      General

         Mass calling codes, i.e., High Volume Call-In ("HVCI") NXXs, are used in a network serving arrangement provided by NEVADA in special circumstances where large numbers of incoming calls are solicited by an End User and the number of calls far exceeds the switching capacity of the terminating office, the number of lines available for terminating those calls, and/or the STP's query capacity to the PNP database. The following two different sets of End User objectives usually create this condition:

(a)      low call completion; and

(b)      high call completion.

Given the potentially hazardous effect calling conditions of this nature could have on the network, NEVADA will provide mass calling code portability using a non-LRN solution.

4.2      Service Provided

          4.2.1 NEVADA will offer the ability to port telephone numbers with a mass calling NXX code via the use of pseudo codes or route index numbers. In this non-LRN scenario, calls to the NEVADA mass calling NXX code will leave the originating end office over dedicated NT trunk groups to the NEVADA mass calling tandem. The mass calling tandem will then route the calls over dedicated MF trunks to the NEVADA HVCI serving office. The HVCI serving office will translate the dialed mass calling number to a non-dialable pseudo code or a route index number that mutes the call to the mass calling customer.

          4.2.2 When a CLEC requests that a NEVADA number with a mass calling NXX code be ported to their network, NEVADA will build translations at the HVCI serving office to route the incoming calls to a CLEC provided dedicated Direct Inward Dial (DID) MY trunk group from the HVCI serving office to the CLEC central office.

4.3      Obligations of NEVADA

          4.3.1 NEVADA will port its numbers with mass calling NXXS upon request by the CLEC. Non-LRN porting will be done via pseudo code or route index translation in the NEVADA HVCI serving office rather than STP queries to the PNP database. This method of porting mass call numbers will be used during both INP and PNP period in each market.

          4.3.2 NEVADA will not charge the CLEC for the use of its HVCI network by the CLEC's mass calling customer. In exchange, NEVADA will not pay intercompany terminating compensation for terminating minutes of use
          (MOU) for ported HVCI calls.

4.4      Obligations of CLEC

4.4.1 CLEC shall adhere to NEVADA's Local Service Request (LSR) format and mass calling due date intervals.

               4.4.2 The CLEC shall provide the facility and DID trunk group from the NEVADA HVCI serving office to the CLEC's serving office. The CLEC shall size this one-way MF trunk group.

               4.4.3 The CLEC shall forego any inter-company terminating MOU compensation for termination calls coming in on this trunk group.

4.5      CLEC Mass Calling Codes

               4.5.1 Should the CLEC assign a mass calling NXX code(s) and establish a mass calling interface for traffic destined to its HVCI serving office(s), the CLEC shall home its HVCI serving office(s) on a NEVADA mass calling tandem and a similar mass calling trunking arrangement (one-way outgoing with MF signaling) will be provided from NEVADA's tandem to the CLEC. In order to allow the Parties time to order and install such mass calling trunks, the CLEC shall provide NEVADA notification of its intention to deploy mass calling NXX code(s) at least 90 days before such codes are opened in the LERG. See Appendix ITR for more information regarding this mass local interconnection trunk group.

               4.5.2 MF and SS7 trunk groups shall not be provided within a DS1 facility. A separate DS1 facility per signaling type shall be used. Where NEVADA and CLEC both provide mass calling trunking, both Parties' mass calling trunks may ride the same DS I facility.

4.6      Limitations of Service

               CLEC shall adhere to NEVADA's reserved number terms and
                    conditions. When a ported number with a mass calling NXX code becomes vacant, e.g., the ported number is no longer in service by the original end user, the ported number shall be released back to the carrier owning the switch in which the telephone number's NXX is native.

5.       PROVISION OF INP AND PNP BY CLEC TO NEVADA

CLEC shall provide INP and PNP to NEVADA under no less favorable terms and conditions as when NEVADA provides such services to CLEC.

ATTACHMENT I

                      PERMANENT NUMBER PORTABILITY ("PNP")
                        BONA FIDE REQUEST ("BFR") PROCESS

The Permanent Number Portability ("PNP") Bona Fide Request ("BFR") is a process which Competitive Local Exchange Carriers ("CLECs") shall use to request that PNP be deployed:

     (a) in a Metropolitan Statistical Area ("MSA") beyond the 100 largest MSAs in the country, and

(b) in additional switch(es) in an MSA in which PNP has been deployed. Per the FCC's First Report And Order And Further Notice Of Proposed Rulemaking (July, 1996, paragraph 80), CLEC can request that PNP be deployed in additional MSAs beginning January 1, 1999. NEVADA is to provide PNP in that MSA in the requested switches within six (6) months of receipt of a BFR.

Per the FCC's First Memorandum Opinion And Order On Reconsideration (March, 1997, 165,66), switches that were not requested to be PNP capable in the initial PNP deployment in the top 100 MSAs can be requested to be made PNP capable. The following time frames begin after an MSA's phase end date has been reached:

(a)      equipped DNCF switches within 30 days

(b)      hardware capable switches within 60 days

(c)      capable switches requiring hardware within 180 days

(d)      non-capable switches within 180 days

These time frames begin after the receipt of a BFR.

ATTACHMENT 1

REQUEST FOR INSTALLATION OF PNP SOFTWARE

The request to make one or more switches in an MSA PNP capable shall be made in the form of a letter from CLEC to its NEVADA Account Manager which shall specify the following:

(a)      the MSA in which requested switch(es) are located;

(b)      the- switch(es), by CLLI code, that are to become PNP capable;

(c) the date when PNP capability is requested with the FCC established time frames being the least amount of time; and

(d) the projected quantity of queries that result from this new capability with a demand forecast per Tandem or End Office with which CLEC interconnects.

An initial response from NEVADA's Account Manager, acknowledging receipt of the BFR and the date when requested switch(es) will be PNP capable, must be made to CLEC within ten (10) business days of receipt of the BFR.

NEVADA BELL                          PAC-WEST TELECOMM, INC.

Signature                       Signature

Title                            Title

Date                              Date

APPENDIX OS

                            APPENDIX OS

                                 Page i of ii NEVADAIPAC-WEST TELECOMM, INC.

                                     020999

TABLE OF CONTENTS

  1. SERVICES ..............................................................I

  1. 1 Fully Automated Call Processin .......................................1
       -------------------------------

  1.2 Operator-Assisted Call Processin ......................................1
      ---------------------------------

  2. DEFINITIONS ............................................................I
     ------------

  2.1 Fully Automated Call Processin ........................................1
      -------------------------------

  2.1.1 Fully Automated Calling Card Station-To-Station .....................1
        ------------------------------------------------

  2.2 Operator-Assisted Call Processin ......................................2
      ---------------------------------
  2.2.1   Semi-Automated Station-To-Station .................................2
          ----------------------------------

  2.2.2   Semi-Automated Person-To-Person ...................................2
          --------------------------------

  2.2.3   Semi-Automated Calling Card Station-To-Station ....................2
          -----------------------------------------------

  2.2.4   Station-To-Station ("Operator Handled") ...........................3
          ----------------------------------------

  2.2.5   Person-To-Person ("Operator Handled") .............................3
          --------------------------------------

  2.2.6   Line Status Verification ..........................................3
          -------------------------

  2.2.7   Busy Line Interrupt ...............................................3
          ----------

  2.2.8   Miscellaneous .....................................................3
          --------------

  3. CALL BRANDING AND RATE REFERENCE REQUIREMENTS ..........................4
     ----------------------------------------------

  3.1 Requirements ..........................................................4
      -------------

  3.2 Call Branding .........................................................4
      --------------

  3.3   Operator Services ("'OS") Rate/Reference Information ................4
        -----------------------------------------------------

  4. HANDLING OF EMERGENCY CALLS TO OPERATOR ................................4
     ----------------------------------------

  5. RESPONSIBILITIES OF THE PARTIES ........................................4
     --------------------------------
  6. METHODS AND PRACTICES ..................................................6
     ----------------------

  7. PRICING ................................................................6

  8. MONTHLY BILLING ........................................................6
     ----------------

  9. LIABILITY ..............................................................6

  10.........................................................................
TERM OF
-------
APPENDIX ....................................................................6
---------

OPERATOR SERVICES

This Appendix sets forth the terms and conditions under which Nevada Bell ("NEVADA") agrees to provide nondiscriminatory access to Operator Services for CLEC.

1.       SERVICES

NEVADA will provide the following Operator Services:

1.1      Fully Automated Call Processing

         Allows the caller to complete a call utilizing equipment without the assistance of NEVADA's operator, hereafter called "Operator."

                  This allows the caller the option of inputting calling card numbers using the Mechanized Calling Card Service ("MCCS").

          1.2     Operator-Assisted Call Processing

                  Allows the caller to complete a call by receiving assistance from an Operator.

2.       DEFINITIONS

2.1      Fully Automated Call Processin

         NEVADA will support the following fully automated call types for CLEC:

         2.1.1 Fully Automated Calling Card Station-To-Station

                  This service is provided when the caller dials zero ("0'% plus the desired telephone number and the telecommunications calling card number to which the call is to be charged. The call is completed without the assistance of an Operator. An authorized telecommunications calling card for the purpose of this Appendix is one for which NEVADA can perform billing validation. Fully- Automated Calling Card Call Service may also include the following situations:

               (a) When an individual with a disability dials zero ("0") and identifies himself or herself as disabled, he or she will provide the Operator the desired telephone number and the calling card number to which the call is to be billed.


               (b) When due to trouble-on the network, or lack of service components (facilities to the MCCS network), the automated call processing cannot be completed without assistance from an Operator.

               (c) When an Operator reestablishes an interrupted call that meets any of the situations described in this call type.

2.2      Operator-Assisted Call Processin

         NEVADA will support the following operator-assisted call types for
CLEC:

         2.2.1    Semi-Automated Station-To-Station

                  A service provided when the caller dials zero ("0") plus the telephone number desired and the call is completed with the assistance of an Operator. Semi-Automated Station-to-Station service may also include the following situations:

          (a)     Where the caller does not dial zero ("0") prior to calling the number desired from a public or semi-public telephone, or from a telephone where the call is routed directly to an Operator (excluding calling card calls).

               (b) When an Operator re-establishes an interrupted call that meets any of the situations described in this call type.

2.2.2    Semi-Automated Person-To-Person

         A service in which the caller dials zero ("0") plus the telephone number desired and specifies to the Operator the particular person to be reached or a particular PBX station, department or office to be reached through a PBX attendant. This service applies even if the caller agrees, after the connection is established, to speak to any party other than the party previously specified. Semi- Automated Person-to- Person service may also include:

(a)      Where the caller does not dial a zero ("0") prior to dialing the number from a public or semi-public telephone, or where the call is routed directly to an Operator.

               (b) When an operator reestablishes an interrupted call that meets any of the situations described in this call type.

2.2.3 Semi-Automated Calling Card Station-To-Station

         A service provided when the caller dials zero ("0") plus the desired telephone number and provides the Operator the calling card number to which the call is to be charged. Semi-Automated Calling Card Station-toStation service may also include the following situations:

(a)      When the caller does not dial zero ("0") prior to dialing the number desired from a public or semi-public telephone, or from a telephone that is directly routed to an Operator, and the call is billed to a calling card.

               (b) When an Operator reestablishes an interrupted call that meets any of the situations described in this call type.

2.2.4 Station-To-Station ("Operator Handled")

         A service provided when the caller dials zero ("0") and places a sent paid, collect, third number or calling card station-to-station call using an Operator's assistance. These calls may originate from a private, public or semi-public telephone. The service may also include the situation when an Operator reestablishes an interrupted call that meets any of the situations described in this call type.

2.2.5 Person-To-Person ("Operator Handled")

         A service in which the caller dials zero ("0") and specifies to the Operator the number desired and the person to be reached, or a particular PBX station, department or office to be reached through a PBX attendant. The call remains a person-to-person call even if the caller agrees, after the connection is established, to speak to any party other than the party previously specified. The service may also include situations when an Operator reestablishes an interrupted call that meets any of the situations described in this call type.

2.2.6 Line Status Verification

         A service in which the caller asks the Operator to determine the condition of a telephone line.

2.2.7 Busy Line Interrupt

         A service in which the caller asks the Operator to interrupt a conversation in progress, to determine if one of the parties is willing to speak to the caller requesting the interrupt. A Busy Line Interrupt charge will apply even if no conversation is in progress at the time of the interrupt attempt, or when the parties interrupted refuse to terminate the conversation in progress.

2.2.8 Miscellaneous

         Includes the following call types: General Assistance 800, 888 and connections to all other Toll Free services, CLEC Repair Bureau and Business Office requests, credit requests, NPA-NXX location requests, and all other 0- No Attempt services.

3.       CALL BRANDING AND RATE REFERENCE REQUIREMENTS

3.1      Requirements

         Pursuant to Section 226 (b) of The Telecommunications Act of 1996, each provider of Operator Services is required to:

          (a) provide its brand at the beginning of each telephone call and before the consumer incurs any charge for the call; and (b) disclose immediately to the consumer, upon request, a quote of its rates or charges for the call.

          3.2      Call Brandin

                  Currently NEVADA is unable to provide unique branding for CLEC. All OS calls will be unbranded. When NEVADA has the capability to uniquely brand CLEC's OS calls, the Parties shall negotiate the specific price, terms and conditions for this service.

          3.3      Operator Services ("OS") Rate/Reference Information

                   Currently, NEVADA is unable to provide unique Rate/Reference Information.

                  When NEVADA has the capability to provide unique Rate/Reference Information for CLECs, the Parties shall negotiate the specific price, terms and conditions for this service. In the interim, CLEC specific rate quotes will only be provided when CLEC's OS Rates exactly mirror NEVADA rates. To the extent CLEC provides NEVADA its customer service center number, NEVADA will provide such referral number to CLEC's End User customer for all other rate quotes.

4.       HANDLING OF EMERGENCY CALLS TO OPERATOR

         To the extent CLEC's NXX encompasses multiple emergency agencies, NEVADA will agree to query the caller on his/her community and to transfer the caller to the appropriate emergency agency for the caller's area. CLEC must provide NEVADA with the correct information to enable the transfer. CLEC will also provide default emergency agency numbers to use when the customer is unable to provide his/her community. When the assistance of another Carrier's operator is required, NEVADA will attempt to reach the appropriate operator if the network facilities for inward assistance exist. CLEC agrees to indemnify NEVADA for any misdirected calls.

5.       RESPONSIBILITIES OF THE PARTIES

          5.1 NEVADA will be the sole provider of Operator Services fo CLEC's local service area(s) beginning on the service effective date. NEVADA will provide Operator Services only where the necessary physical facilities are available and in place and under conditions previously stated in this Appendix.

          5.2 CLEC will be responsible for providing the equipment and facilities necessary for signaling and routing calls with Automatic Number Identification ("ANI") to each NEVADA operator switch. Should CLEC seek to provide interexchange Operator Services under this agreement, it is responsible for ordering the necessary facilities through NEVADA's interstate or intrastate Access Service tariffs. Nothing in this agreement in any way changes the manner in which an interexchange carrier obtains access service for the purpose of originating or terminating interexchange traffic.

          5.3 Except where CLEC is purchasing Unbundled Local Switchin ("ULS") Port as defined in Appendix UNE, CLEC must separately purchase TOPS Access at a DS-1 level to connect its switch to NEVADA's TOPS switch for purposes of delivering operator traffic. 5.3.1 NEVADA will provide nondiscriminatory access to Operator Services via any of the following methods

          (a) CLEC provides its own facilities and orders OS trunks and TOPS

                  Access from NEVADA;

(b)      CLEC is collocated in the Wire Center where NEVADA's TOPS

         switch is located and purchases Expanded Interconnection Service Channel Termination from NEVADA's tariff FCC 1, Section 18 in addition to the TOPS Access and OS trunks; or

(c)      CLEC purchases facilities, OS trunks and TOPS Access from

         NEVADA.

          5.3.2 Rates for TOPS Access are displayed in Appendix PRICING. Rates, terms and conditions for NEVADA's facilities and OS trunks are available per NEVADA's tariff P.S.C.N. C.

          5.3.3 TOPS trunking requirements are described in Appendix ITR.

          5.4 Facilities necessary for the provision of Operator Services shall be provided by the Parties hereto, using standard trunk traffic engineering procedures to insure that the objective grade of service is met. Each Party shall bear the costs for its own facilities and equipment.

5.5 CLEC will furnish to NEVADA a completed Operator Services questionnaire, forty-five (45) days in advance of the date when the Operator Services are to be undertaken, unless otherwise agreed to by the Parties.

          5.6 CLEC will provide NEVADA timely updates to the OS questionnaire when changes are necessary. CLEC will provide any necessary records and changes to records to NEVADA in writing or in any other mutually agreeable format.

          5.7 NEVADA will accumulate and provide CLEC such data as necessary for CLEC to bill its End Users.

6.       METHODS AND PRACTICES

         NEVADA will provide the Operator Services to CLEC's End Users in accordance with NEVADA's OS methods and practices in effect for NEVADA at the time the OS call is made, unless otherwise agreed in writing by both Parties.

7.       PRICING

Pricing for Operator Services shall be based on the rates specified in Exhibit I, which is attached and made part of this Appendix, and Appendix PRICING. The rates will apply from the service effective date through the term of this agreement as specified in Section 10.1 below. At any time beyond the specified or the term of this Appendix, NEVADA may change the prices for the provision of OS upon one hundred-twenty (120) days' notice to CLEC.

8.       MONTHLY BILLING

         NEVADA will render monthly billing statements to CLEC, and remittance in full will be due within thirty (30) days of receipt.

9.       LIABILITY

In addition to the limitation of liability and indemnification provisions of the Agreement, CLEC also agrees to release, defend, indemnify, and hold harmless NEVADA from any claim, demand or suit that asserts any infringement or invasion of privacy or confidentiality of any person or persons caused or claimed to be caused, directly, or indirectly, by NEVADA employees and equipment associated with provision of the Operator Services. This provision includes but is not limited to suits arising from disclosure of the telephone number, address, or name associated with the telephone called or the telephone used to call the Operator Services.

10.      TERM OF APPENDIX

          10.1 This Appendix will continue in force for the length of the Interconnection Agreement, but no less than 12 months. Thereafter, either Party may terminate this agreement upon 90 days written notice to the other Party.

          10.2 If CLEC terminates this agreement prior to the first twelve (12) months, CLEC shall pay, within thirty (30) days of the issuance of a final bill by NEVADA, all amounts due for actual services provided under this Appendix, plus estimated monthly charges for the remainder of the term. Estimated charges will be based on an average of the actual monthly amounts billed by NEVADA pursuant to this Appendix prior to its termination.

     10.3 The rates applicable for determining the amount(s) under the terms outlined in this Section are those specified in Exhibit I attached hereto and incorporated by reference and in Appendix PRICING.

                           APPENDIX OSS-RESALE & UNE

                ACCESS TO OPERATIONS SUPPORT SYSTEMS FUNCTIONS

1.       General Conditions

          1.1 This Appendix sets forth the terms and conditions under which NEVADA provides nondiscriminatory access to NEVADA'S operations support systems
(OSS) "functions" to CLEC for pre- ordering, ordering, provisioning, maintenance / repair, and billing. NEVADA has established performance measurements to illustrate non-discriminatory access. These measurements are represented in Appendix Performance Measurements.

          1.2 Resale and Unbundled Network Elements (UNE) functions, will be accessible via electronic interface, as described herein, where such functions are available. Manual access is available for all pre-ordering, ordering, provisioning, and billing functions via the Local Service Center (LSC). Repair and maintenance functions are available in a manual mode through the Local Operations Center (LOC).

          1.3 CLEC agrees to utilize NEVADA electronic interfaces, as described herein , only for the purposes of establishing and maintaining Resale services or UNEs through NEVADA. In addition, CLEC agrees that such use will comply with the summary of SBC's security practices as attached on the user ID request form. Failure to comply with such security guidelines may result in forfeiture of electronic access to OSS functionality.

          1.4 CLEC's access to pre-order functions described in 2.2.2 and 2.3.2 will only be used to view Customer Proprietary Network Information (CPNI) of another carrier's end-user where CLEC has obtained an authorization for release of CPNI from the end user and has obtained an authorization to become the end user's local service provider. The authorization for release of CPNI must substantially reflect the following:

                   1.4.1 "This written consent serves as instruction to all holders of my local exchange telecommunications Customer Proprietary Network Information (CPNI) and account identification information to provide such information to the undersigned. Specifically, I authorize disclosure of my account billing name, billing address, and directory listing information, and CPNI, including, service address, service and feature subscription, long distance carrier identity, and all pending service order activity. This Authorization remains in effect until such time that I revoke it directly or appoint another individual/company with such capacity or undersigned receives notice to disconnect my local exchange service or notice that a service disconnect has been performed. At and from such time, this Authorization is null and void."

Or

                   1.4.2 Authorization for change in local exchange service and release of CPNI with documentation that adheres to all requirements of state and federal law, as applicable.

               1.5 By utilizing electronic interfaces to access OSS functions, CLEC agrees to perform accurate and correct ordering as it relates to the application of Resale rates and charges where they are subject to the terms of this Interconnection Agreement and applicable NEVADA tariffs, and CLEC agrees to perform accurate and correct ordering as it relates to NEVADA UNE rates and charges per the terms of this Interconnection Agreement. All exception handling must be requested manually from the LSC.

          1.6 In areas where Resale and UNE. order functions are not available via an electronic interface for the pre-order, ordering and provisioning processes, NEVADA and CLEC will use manual processes. Should NEVADA develop electronic interfaces for these functions for itself, NEVADA will make electronic access available to CLEC.

          1.7 The Information Services (I.S.) Call Center will provide technical support function for electronic interfaces. CLEC will also provide a single point of contact for technical issues related to the electronic interfaces.

          1.8 NEVADA and CLEC will establish interface contingency plans and disaster recovery plans for the pre-order, ordering and provisioning of Resale services and UNE.

          1.9 NEVADA reserves the right to modify or discontinue the use of any system or interface as it deems appropriate. Provided however,

(a) NEVADA shall provide CLEC with at least 90 days prior written notice of any planned discontinuance and provide CLEC with a functionally equivalent interface to access the OSS functions for any system or interface that is discontinued. Upon CLEC request, NEVADA shall also provide a reasonable transition period.

(b) NEVADA shall provide CLEC with reasonable prior written notice of any significant system modifications.

          1.10 If CLEC elects to utilize electronic interfaces based upon industry guidelines for Resale or UNE, NEVADA and CLEC agree to participate in the Order and Billing Forum (OBF) and the Telecommunications Industry Forum
(TCIF) to establish and conform to uniform industry guidelines for electronic interfaces for pre- order, ordering, and provisioning. Neither Party waives its rights as participants in such forums or in the implementation of the guidelines. To achieve system functionality as quickly as possible, the Parties acknowledge that NEVADA may deploy these interfaces with requirements developed in advance of industry guidelines. Thus, subsequent modifications may be necessary to comply with emerging guidelines. CLEC and NEVADA are individually responsible for evaluating the risk of developing their respective systems in advance of guidelines and agree to support their own system modifications to comply with new requirements. In addition, NEVADA has the right to define LSR Usage requirements according to the General Section 1.0, paragraph 1.4 of the practices in the OBF Local Service Ordering Guidelines (LSOG), which states:
"Options described in this practice may not be applicable to individual providers tariffs; therefore, use of either the field or valid entries within the field is based on the providers tariffs/practices."

          1.11 Due to enhancements and on-going development of access to the functionalities of NEVADA'S OSS, certain interfaces described in this Appendix may be modified, temporarily unavailable or may be phased out after execution of this Appendix. In compliance with section 1.9 of this Appendix, NEVADA agrees that interfaces phased out will be accompanied with proper notice. For those interfaces that are not available at time of execution, but which will become available after signature of this Appendix, NEVADA will provide CLEC notice of when such interfaces will be available.

          1.12 CLEC is responsible for obtaining operating system software and hardware to access OSS functions as specified in the document "Requirements for Access to Nevada Bell OSS Functions."

2.       Pre-Order

          2.1 NEVADA will provide real time access to pre-order functions to support CLEC ordering of Resale services and UNE. The Parties acknowledge that ordering requirements necessitate the use of current, real time pre-order information to accurately build service orders. The following lists represent pre-order functions that are available to CLEC so that CLEC order requests may be created to comply with NEVADA ordering requirements.

          2.2      Pre-ordering functions for Resale services include:

          2.2.1 features and services available at a valid service address (as applicable);

                  2.2.2 access to NEVADA retail or resold customer proprietary network information (CPNI) and account information for pre-ordering will include: billing name, service address, billing address, service and feature subscription, directory listing information, long distance carrier identity, and pending service order activity (CLEC agrees that CLEC's representatives will not access the information specified in this subsection until after the customer requests that his or her local exchange service provider be changed to CLEC and customer authorization for release of CPNI has been obtained which complies with conditions as described in section 1.4 of this Appendix.);

          2.2.3 a telephone number (if the customer does not have one assigned) with the customer on-line,

2.2.4 service availability dates to the customer;

2.2.5 information regarding whether dispatch is required;

               2.2.6 Primary Interexchange Carrier (PIC) options for intraLATA toll (when available) and interLATA toll;

2-2.7    service address verification.

2.3      Pre-ordering functions for UNE include:

2.3.1    features available at an end office for a valid service address (as applicable);

               2.3.2 access to NEVADA retail or resold customer proprietary network information (CPNI) and account information for pre-ordering will include: billing name, service address, billing address, service and feature subscription, directory listing information, long distance carrier identity, and pending service order activity (CLEC agrees that CLEC's representatives will not access the information specified in this subsection until after the customer requests that his or her local exchange service provider be changed to CLEC and customer authorization for release of CPNI has been obtained which complies with conditions as described in section 1.4 of this Appendix.);

          2.3.3 telephone number assignment (if the customer does not have one assigned) with the customer on-line;

               2.3.4 Primary Interexchange Carrier options for intraLATA toll
                    (when available) and interLATA toll;

2.3.5    service address verification.

               2.4. Electronic Access to Pre-Order Functions: NEVADA will provide CLEC access to one or more of the following systems:

                  2.4.1 Resale Services Pre-order System Availability:

                  2.4.1.1 Service Order Retrieval and Distribution (SORD) will be available for the pre-order function of viewing the CPNI, when SORD is used to order NEVADA resale service.

2.4.2 Resale and UNE Pre-order System Availability:

               2.4.2.1 DataGate is a transaction-based data query system through which NEVADA will provide CLEC access to pre-ordering functions. This gateway shall be a Transmission Control Protocol/Internet Protocol (TCP/IP) gateway and will allow CLEC to access the pre-order functions for Resale services and UNE by CLEC developing its own enduser interface. NEVADA and CLEC agree to cooperate in developing and implementing an electronic communication interface that will be consistent with industry guidelines developed by the OBF and the TCIF, assuming they are different from that which NEVADA is providing.

                   - 2.4.2.2 Verigate is an end-user interface developed by NEVADA that provides access to the pre-ordering functions for Resale Services and UNE. Verigate may be used in connection with electronic or manual ordering. Verigate will be accessible via Toolbar.

     2.4.2.3 CLEO is a NEVADA system which is available to provide the CLEC with pre- order functions for Resale Service and UNE, with the exception of viewing CPNI. CLEO will be replaced by Verigate.

2.5      Other Pre-order Function Availability:

                  2.5.1 Where pre-ordering functions are not available electronically CLEC will manually request this information from NEVADA'S LSC for inclusion on the service order request.

3.       Ordering/Provisioning

         3.1 NEVADA provides real time access to ordering functions (as measured from the time NEVADA receives accurate service requests from the interface) to support CLEC provisioning of Resale services and UNE via one or more electronic interfaces. To order Resale services and LNEs, CLEC will format the service request to identify what features, services, or elements it wishes NEVADA to provision in accordance with NEVADA ordering requirements. NEVADA will provide CLEC access to one or more of the following systems or interfaces:

         3.2      Resale Services Order Request System Availability:

                  3.2.1 NEVADA Bell Service Manager (PBSM) is available for ordering Centrex and ISDN Resale Services.

                  3.2.2 When available, Service Order Retrieval and Distribution
(SORD) system will support the ordering of all Resale Services.

     3.3 Resale and UNE Service Order Request Ordering System Availability:

                  3.3.1 NEVADA makes available to CLEC an Electronic Data Interchange (EDI) interface for transmission of NEVADA ordering requirements via formats provided on the Local Service Request (LSR) as defined by the Ordering and Billing Forum (OBF) and via EDI mapping as defined by TCIF. In ordering and provisioning Resale, CLEC and NEVADA will utilize industry guidelines developed by OBF and TCIF EDI to transmit data based upon NEVADA'S Resale ordering requirements. In ordering and provisioning UNE CLEC and NEVADA will utilize industry guidelines developed by OBF and TCIF EDI to transmit data based upon NEVADAS UNE ordering requirements. In addition, Interim Number Portability will be ordered consistent with the OBF LSR and EDI process. EDI ordering functionality will be made available as negotiated in time frames mutually acceptable to NEVADA and CLEC.

                  3.3.2 CESAR supports the ordering of unbundled dedicated transport and local interconnection hunks. In ordering and provisioning unbundled dedicated transport and local interconnection hunks, CLEC and NEVADA will utilize industry guidelines developed by OBF based upon NEVADA ordering requirements.

                  3.3.3 When available, LSR Exchange (LEX) is a graphical user interface provided by NEVADA that will provide access to the ordering functions for Resale Services and UNE.

         3.4 Provisioning for Resale services and UNE: NEVADA will provision Resale Services and UNE as detailed in CLEC order requests. Access to status on such orders will be provided via the following electronic interfaces:

                  3.4.1 When available, NEVADA Bell Order Dispatch (PBOD) functions via DataGate will allow CLEC to check status of basic exchange service orders that require field work.

                  3.4.2 In cases of EDI ordering, NEVADA will provide CLEC with an EDI interface for transferring and receiving orders, Firm Order Confirmation
(FOC), service completion, and, as available, other provisioning data and information. NEVADA will provide CLEC with a FOC for each Resale and UNE service request. The FOC will include: purchase order number, telephone number, Local Service Request number, due date, Service Order number, and completion date. Upon work completion, NEVADA will provide CLEC with an 855 EDI transaction-based Order Completion that states when that order was completed. CLEC may submit supplement requests via the 860 EDI transaction, and, where available, NEVADA will provide CLEC an 865 EDI transaction-based Completion notice.

4.       Maintenance/Repair

         4.1 Two real time electronic interfaces are accessible to place, and check the status of trouble reports for both Resale and UNE. Upon request, CLEC may access these functions via the following methods:

                  4.1.1 NEVADA Bell Service Manager (PBSM) allows CLECs to perform NET, issue trouble tickets, view status, and view trouble history on-line.

     4.1.2 Electronic Bonding Interface (EBI) is an interface that is available for trouble report submission and status updates. This EBI conforms to ANSI guidelines T1:227:1995 and T1.228:1995, Electronic. Communications Implementation Committee (ECIC)

Trouble Report Format Definition (TFRD) Number 1 as defined in ECIC document ECICITRA/95-003, and all guidelines referenced within those documents, as mutually agreed upon by CLEC and NEVADA. Functions currently implemented will include Enter Trouble, Request Trouble- Report Status, Add Trouble Information, Modify Trouble Report Attributes, Trouble Report Attribute Value Change Notification, and Cancel Trouble Report, as explained in 6 and 9 of ANSI TI.228:1995. CLEC and NEVADA will exchange requests over a mutually agreeable X.25-based network.

5.       Billing

         5.1 NEVADA shall bill CLEC for resold services and UNE. NEVADA shall send associated billing information to CLEC as necessary to allow CLEC to perform billing functions. At minimum NEVADA will provide CLEC billing information in a paper format or via magnetic tape, as agreed to between CLEC and NEVADA.

     5.2 Electronic access to billing information for Resale Services will also be available via the following interfaces:

                  5.2.1 NEVADA shall provide CLECs a Usage Extract Feed electronically, on a daily basis, with information on the usage billed to its accounts for resale services in the industry standardized Exchange Message Record (EMR) format.

     5.3 Electronic access to billing information for UNE will also be available via the following interfaces:

                  5.3.1 NEVADA makes available to CLECs a local Bill Data Tape to receive data in an electronic format from its CABS database, the same information that would appear on its paper bill.

                  5.3.2 NEVADA shall provide CLECs a Usage Extract Feed electronically, on a daily basis, with information on the usage billed to its accounts for UNE in the industry standardized Exchange Message Record (EMR) format.

6.       Remote Access Facility

         6.1 CLEC must access the NEVADA OSS interfaces via the NEVADA Remote Access Facility (PRAF). Connection to the PRAF will be established via a "port"' either through dial-up or direct connection. CLEC may utilize a single port to access these interfaces to perform the supported functions in NEVADA where CLEC has executed an Appendix OSS and purchases System Access.

7.       Operational Readiness Test (ORT) for Ordering/Provisioning and Repair/

         Maintenance Interfaces

         7.1 Prior to live access to interface functionality, the Parties must conduct Operational Readiness Testing (ORT), which will allow for the testing of the systems, interfaces, and processes for the OSS functions. ORT will be completed in conformance with NEVADA requirements and implementation scheduling.

          7.2 Prior to live system usage, CLEC must complete user education classes for

NEVADA-provided interfaces that affect the NEVADA network. Classes are train-the-trainer format to enable CLEC to devise its own course work for its own employees. Charges will apply for each class. Classes will be available for and required for PBSM, CESAR, LEX, and SORD.

          Optional classes will be available for Verigate and CLEO. Schedules will be made available upon request and are subject to change. The length of classes vary; the following table presents the applicable rates. Ongoing class schedules may be requested from CLEC's account manager.

Training Rates    5 day     4.5 day   4 day     3.5 day   3 day    2.5 day   2 day     1.5 day    I day    1/2 day
                  class      class    class      class    class     class    class      class     class     class

I to 5 students    $4,050    $3,650    $3,240    $2,835   $2,430     $2,025   $1,620     $1,215      S810       S405
6 students         $4,860    $4,380    $3,890    $3,402   $2,915     $2,430   $1,945     $1,455      S970       S490
7 students         $5,670    $5,100    $4,535    $3,969   $3,400     $2,835   $2,270     $1,705    $1,135       S570
8 students         $6,480    $5,830    $5,185    $4,536   $3,890     $3,240   $2,590     $1,950    S1,300       $650
9 students         $7,290    S6,570    S5,830    S5,103   S4,375     S3,645   S2,915     S2,190    S1,460       S730
10 students        $8,100    $7,300    $6,480    $5,670   S4,860     $4,050   S3,240     $2,430    S1,620       S810
I I students       $8,910    $8,030    $7,130    $6,237   S5,345     S4,455   S3,565     $2,670    $1,780       $890
12 students        $9,720    $8,760    S7,780    $6,804   $5,830     S4,860   $3,890     $2,920    S1,945       $970

     7.3 A separate agreement will be required as a commitment to pay for a specific number of CLEC students in each class. CLEC agrees that charges will be billed by NEVADA and CLEC payment is due 30 days later. CLEC agrees that personnel from other competitive Local Service Providers may be scheduled into any class to fill any seats for which the CLEC has not contracted. Class availability is first-come, first served with priority given to CLECs who have not yet attended the specific class.

         7.4 Class dates will based upon NEVADA availability and will be coordinated between CLEC, NEVADA Account Manager and Product Management.

         7.5 CLEC agrees to pay cancellation fee of the full price noted in the separate agreement if CLEC cancels scheduled classes less than two weeks prior to the scheduled start date. CLEC agrees to provide to NEVADA completed registration forms for each student no later than one week prior to the scheduled training class.

         7.6 CLEC agrees that CLEC personnel attending classes are to utilize only training databases and training presented to them in class. Attempts to access any other NEVADA or SBC system are strictly prohibited.

         7.7 CLEC further agrees that training material, manuals and instructor guides 'Can be duplicated only for use internally for the purpose of training employees to utilize capabilities of NEVADA's OSSs in accordance with this Appendix.

8.       Rates

         8.1 Not forgoing the PUC of Nevada's ability to establish costing and pricing rules for access to OSS, NEVADA and CLEC agree on the following terms in establishment of OSS rates for access to NEVADA's OSS functions. CLEC will pay NEVADA the OSS rate(s) that will be established within 14 calendar days from the date NEVADA OSS rates are set forth in California Public Utilities Commission's first rulemaking in the Open Access and Network Architecture Development (OANAD) proceeding. Should an OSS rate(s) not be established in OANAD by September 30, 1998, CLEC will pay NEVADA the OSS rate(s) that NEVADA determine* (within 14 days) but that are based upon the methodology NEVADA uses to propose rate(s) in OANAD. Such rates paid will be subject to true-up should the final outcome of OANAD establish a different rate methodology. Should the PUC of Nevada set forth a proceeding that will establish OSS rates, the terms of the section will be modified to reflect the final outcome of such proceeding. This rate waiver is expressly for access to OSS functions, and not applicable to any other product, unless expressly documented in this Agreement. Neither party waives its rights pursuant to OSS or any other product in the OANAD proceeding, nor rights in any other product cost proceeding.

9.       Effective Date

         9.1 Whereas CLEC is currently operational under an existing, approved Interconnection Agreement, this Appendix OSS will be effective, pending commission approval, 10 days after it is filed with the state commission. Alternatively, this Appendix will be effective upon approval by the state commission when it is approved as a part of the Interconnection Agreement.

APPENDIX

Performance Measures

1.0      Introduction

The parties agree that the measurements set forth in this appendix, if met by Nevada Bell, illustrate non- discriminatory access to Nevada Bell's Operations Support Systems (OSS) and cover the five recognized OSS functions (Pre-Ordering, Ordering, Provisioning, Maintenance and Repair, and Billing).

The performance measures contained herein, notwithstanding any provisions in any other appendix in this Agreement, are not intended to create, modify or otherwise affect parties' rights and obligations. The existence of any particular performance measure, or the language describing that measure, is not evidence that CLEC is entitled to any particular manner of access, that these measures relate solely to access to OSS, or is it evidence that Nevada Bell's obligations are limited to providing any particular manner of access. The parties' rights and obligations to such access are defined elsewhere, including the relevant laws, FCC and NPUC decisions/regulations, tariffs, and interconnection agreements.

The Performance Measures, Remedies Plan, related auditing and review procedures contained herein are subject to modification by final decisions of the Commission and subsequent approval by Nevada Bell.

2.0       Reservation of Rights

By agreeing to the performance measures contained in this agreement, Nevada
Bell:

          o does not make any admission regarding the propriety or reasonableness of the NPUC establishing performance penalties;

          o reserves the right to contest the level of disaggregatio for purpose of assessing penalties by the NPUC;

          o reserves the right to contend that any resulting penalties established by the NPUC should be viewed as liquidated damages and as the exclusive remedy for any failure of performance; and,

          o does not admit that an apparent less-than-parity condition reflects discriminatory treatment without further factual analysis.

3.0      Reporting Process

Performance reports will be made available to the CLEC by the fifteenth calendar day of the month succeeding the reporting period (calendar month, unless otherwise noted). If the fifteenth falls on a weekend or holiday, the reports will be made available the next business day. Positive reporting will be done for all measures, even those reported on an exception only basis.

CLEC will have access to monthly reports through an interactive website to include individual CLEC data, aggregate CLEC data, and Nevada Bell's data.

4.0      Auditing

CLEC and Nevada Bell will consult with one another and attempt in good faith to resolve any issues regarding the accuracy or integrity of data collected, generated, and reported pursuant to this Appendix. In the event that CLEC requests such consultation and the issues raised by CLEC have not been resolved within 30 days after CLEC's request for consultation, then Nevada Bell will allow CLEC to commence a mini-audit, at CLEC's expense, upon providing Nevada Bell 5 days advance written notice (including e-mail).

CLEC may not request more than five (5) mini-audits of performance measures during the year and is limited to auditing five (5) single measures during the year. CLEC will pay for the miniaudits, including Nevada Bell's reasonable associated costs and expenses, unless Nevada Bell is found to be misreporting or misrepresenting data or to have non-compliant procedures, in which case, Nevada Bell will pay for the mini-audit, including CLEC reasonable associated costs and expenses. If during the mini-audit of individual measures, more than 50% of the measures in a major service category are found to have flawed data or reporting problems, the entire service category will be re-audited at the expense of Nevada Bell. The major service categories are listed below:

                              o  Pre-Ordering

                              o  Ordering

                              o  Provisioning

                              o Maintenance

                              o  Network Performance

                              o  Billing

                              o  Database Updates

                              o Collocation

                              o  Interfaces

In addition to the mini-audits, Nevada Bell will perform an annual comprehensive of Nevada Bell's reporting procedures and reportable data. This audit will be performed on behalf of the aggregate of CLECs and performed by independent auditors. The cost of the annual audit will be shared between CLEC and Nevada Bell.

5.0      Review Procedures

The parties agree that as experience is acquired with Performance Measures and underlying business processes, parties will learn which measures set forth in
Section 9.0 have not been properly defined or are more or less useful than others. Parties also agree that experience will show whether new measures are needed or whether certain existing measures are not needed or require modification. Accordingly, the parties agree to review the effectiveness of and modifications to the Performance Measures in February 2000. In the event parties cannot agree on any addition, deletion or modification, parties will jointly submit such dispute for resolution by the NPUC.

If, prior to the agreed-upon review date, there is consensus that one or more measures are not effective, Parties will meet to discuss modifying the measure(s) or process(es). If there is no consensus, the individual Party seeking formal review by the NPUC shall give notice to the other Party of its intent to do so. The Party will also describe the action it intends to take and the reason(s) for its proposed actions.

6.0      Performance Remedies Plan

This section sets forth the terms and conditions by which Nevada Bell will pay CLEC liquidated damages in the event Nevada Bell fails to meet specified performance measures. The Parties agree and acknowledge that a) the Liquidated Damages are not a penalty and have been determined based upon the facts and circumstances known to the Parties at the time of the negotiation and entering into of this Agreement, with due consideration given to the performance expectations of each Party; b) the Liquidated Damages constitute a reasonable approximation of the damages the CLEC would sustain if its damages were readily ascertainable.

6.1      Sole Remedy

These liquidated damages shall be the sole and exclusive monetary remedy of CLEC for Nevada Bell's failure to meet specified performance measures and shall be in lieu of any other damages CLEC might otherwise seek for such breach through any claim or suit brought under any contract or tariff.

6.2      Payments/Credits

Payments/credits are made directly to the CLEC. Nevada Bell's obligations to provide nondiscriminatory access to its operations support systems, under the Act and under the interconnection agreements, is to the CLEC. Accordingly, payments/credits for out of parity performance will be made to the CLEC in the form of liquidated damages.

6.3      Sample Size

Liquidated damages only apply to those measures where the sample is large enough to provide a valid statistical comparison. The minimum sample size is 20 occurrences per submeasure/measure per month.

6.4      Commencement Of Remedies

None of the liquidated damages provisions set forth in this Agreement will apply during the first three months after CLEC purchases the type of service or unbundled network elements(s) associated with a particular performance measure.

6.5      Review Period

Should performance payments be reviewed with performance measures by the NPUC, the Parties agree to meet and negotiate any changes required to bring this agreement into compliance with any recommendations for changes made by the NPUC.

6.6      Parity Submeasures

Generally, the measures and submeasures contained in this Appendix specify parity with Nevada Bell performance (i.e., performance equal to that which Nevada Bell achieves for itself) as the Performance Criterion. Performance on a single measure or submeasure that is 1.65 standard deviations below-the level of service that Nevada Bell provides to itself constitutes a failure. An increased performance remedy is imposed when the out of parity condition remains in this range for three consecutive months ("chronic" occurrence), or when the out of parity condition is more than three standard deviations below the level of Nevada Bell's performance for itself (a "severe" miss).

For a chronic miss (three consecutive months) or severe miss (greater than three standard deviations), the amount of the remedy will triple for a one month miss greater than 1.65 or 2.36 standard deviations. In other words, in the third month, Nevada Bell will pay twice that amount to the CLEC.

6.7      Benchmark Submeasures

For certain measures/submeasures, a specific quantitative target has been adopted. Nevada Bell will pay for any occurrences beyond the acceptable level in the benchmark. The chronic and severity elements analogous to those set forth for the parity measures are also applicable.

  6.8      Remedies Plan

  The table below sets forth the parameters for the specific criteria under which performance remedies will be imposed on Nevada Bell.

          Degree of Deviation 1 month 3 consecutive months 1.65(lesser than) S.D. plus or minus 2.36 for $125. $3750 parity submeasures (0 LT occurrences LT or equal to 5% for benchmark submeasures) 2.36 LT SD LT or equal to 3.0 for parity $375 $3750 submeasures (5% LT occurrences LT or equal to 10% for benchmark submeasures) GT 3 S.D. for parity $625 $3750 submeasures (GT 10% for benchmark submeasureel .1 1 1 1

Payments/credits are based on the number of submeasures that were out of parity (i.e., greater than 1.65 standard deviations or those submeasures below the benchmark) for the given submeasure, and escalated by a factor of three for chronic and severe problems. Nevada Bell will receive a "forgiveness" every six months, for each submeasure, which Nevada Bell can use to offset a missed submeasure.

Limitations

Nevada Bell receives one forgiveness each 6 months per submeasure. Subject to the additional limitations below, the forgiveness must be used at the first available opportunity.
A forgiveness cannot be used immediately after a missed month. A forgiveness cannot be used to offset a chronic (a miss three or more consecutive months) or severe (a miss of more than 3 standard deviations) miss. A forgiveness cannot be applied to other than the submeasure to which it is originally assigned.
Nevada Bell cannot accrue (hold) more than two forgiveness units, at any one time, for any given submeasure.

6.9      Procedural Cap

If the total liquidated damages amounts computed within one month for all CLECs exceeds $100,000, an expedited hearing will be held to determine whether the amounts exceeding $100,000 should be paid by Nevada Bell. The amounts owed up to $100,000 will be prorated and paid to CLEC. Nevada Bell will be required to make the payments/credits in excess of $100,000 only if a preponderance of the evidence shows that Nevada Bell engaged in negligent or intentional misconduct and that CLEC suffered substantial competitive harm.

7.0      Exceptions

In no event will Nevada Bell be liable to pay liquidated damages if Nevada Bell's failure to meet or exceed any of the specified measures is caused, directly or indirectly, by a Delaying Event. A "Delaying Event" 'means; a) a failure by the CLEC to perform any of its obligations set forth in this Agreement; b) any delay, act or failure to act by an end user, agent or subcontractor of either Party-, c) any force majeure event; d) for Out of Service Repairs for unbundled loops, where either Party lacks automatic testing capability, or e) situations where Nevada Bell's failure to meet any of the specified measures is beyond the control of Nevada Bell for other reasons. If a Delaying Event (i) prevents Nevada Bell from performing a specified measure, then such specified measure will be excluded from the calculation of liquidated damage, or (H) only suspends Nevada Bell's ability to timely perform the specified measure, the applicable time frame in which Nevada Bell's compliance with the performance criteria is measured will be extended on an hour-for-hour or day-for-day basis, as applicable, equal to the duration of the Delaying Event.

The most obvious of such exceptions would include items such as force majeure events, situations where the CLEC is at fault for the apparent less-than-parity performance result, or situations where such result is beyond the control of Nevada Bell for other reasons.

In addition, there will be situations where the process is really in parity but inherent limitations in the performance measures suggest an out of parity condition. Nevada Bell will conduct a factual analysis on those atypical situations and present the results of such analysis to CLEC within 30 days of presenting the performance results containing the apparent out of parity condition to CLEC to show the apparent less-than-parity performance result is not the result of discriminatory treatment.

  Nevada Bell will also be relieved from payment of remedies for failures on certain performance measures associated with Pre-Ordering, Ordering, Provisioning, , Network Performance, Billing, Database Updates, Collocation, and Interfaces, that are affected by the CLEC's failure to provide accurate and timely forecasts. CLEC must forecast product volumes within 20% of actual results and submit orders without discrepancies for 80% of its orders. Order accuracy will be used to offset any amounts owed by Nevada Bell under this remedies plan.

8.0       Specified Measures To Which Remedies Apply

Liquidated damages for Nevada Bell's failure to meet specified performance measures will only apply to the Specified Measures listed below:

           Pre-Ordering
           Average Response Time (to Pre-Order Queries)

           Ordering
           Average FOC/LSC Notice Interval
           Average Reject Notice Interval
           Percent Of Flow Through Orders

           Provisioning
           Percent of Orders Given Jeopardy Notice Average Jeopardy Notice Interval Average Completed Interval Coordinated Customer Conversion LNP Network Provisioning Percent of Due Dates Missed Held Order Interval Provisioning Trouble Reports Percent Troubles in 30 Days For New Orders Average Completion Notice Interval

           Maintenance
           Customer Trouble Report Rate
           Percent of Customer Trouble Not Resolved Within Estimated Time Average Time to Restore
           Frequency of Repeat Troubles In 30 Day Period

           Network Performance
           Percent Blocking On Common Trunks
           Percent Blocking On Interconnection Trunks

NXX Loaded by LERG Effective Date
Network Outage Notification

Billing
Usage Timeliness
Accuracy of Usage Feed
Wholesale Bill Timeliness
Usage Completeness
Recurring Charge Completeness
Non-Recurring Charge Completeness
Bill Accuracy
Duplicate Billing
Accuracy of Mechanized Bill Feed

Database Updates
Average Database Update Interval
Percent Database Accuracy
E911/911 MS Database Update Interval


Collocation
Average Time To Respond To A Collocation Request
Average Time To Provide A Collocation Arrangement

Interfaces
Percent Of Time Interface Is Available
Average Notification Of Interface Outages
Center Responsiveness

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 10 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

9.0  Performance Measures

     Nevada Bell will provide the following Performance Measures under this agreement:

                             Performance Measures

Report Requirements
================================================================================
Pre-Ordering                                                Measure 1
------------

Measurement:             Average Response Time (to Pre-Order Queries)
================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             The response interval for each pre-ordering query is
                         determined by computing the elapsed time from Nevada
                         Bell's receipt of the query from the CLEC, whether or not syntactically correct, to the time Nevada Bell returns the requested data to the CLEC.

                         .    Address Verification/Dispatch Required
                         .    Request for Telephone Number
                         .    Request for Customer Service Record
                         .    Service Availability
                         .    Service Appointment Scheduling (due date)
                         .    Rejected/Failed inquires
                         .    Facility Availability
--------------------------------------------------------------------------------
Market of Calculation:   Mechanized:
                         Sum ((Query Response Date and Time) - (Query Submission
                         Date and Time)) / (Number of Queries Submitted in
                         Reporting Period)

                         Manual: - CSRs only
                         Sum ((Fax Date and Time Returned) - (Business Date and
                         Time of receipt of valid fax service request)) / Number
                         of Faxes Submitted in Reporting Period)
--------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------
Report Structure:        Individual CLECs, CLECs in the aggregate, by Nevada
                         Bell (if analog applies) and Nevada Bell affiliate
--------------------------------------------------------------------------------
Reported By:             By query type and by interface type, including fax
--------------------------------------------------------------------------------
Geographic Level:        Statewide
--------------------------------------------------------------------------------
Measurable Standard:

                         Mechanized:
                         (To be determined)

                         Manual CSRs:
                         .    Standard - 95% in 4 hours

                         Manual Check for Facilities Availability:
                         (To be determined)




--------------------------------------------------------------------------------
Business Rules:          .    Elapsed time is measured in seconds.
--------------------------------------------------------------------------------

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 11 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Ordering                                                    Measure 2
--------

Measurement:    Average FOC/LSC Notice Interval
================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             Measures the average time from receipt of a service
                         request to returning a Firm Order Confirmation
                         (FOC)/Local Service Confirmation (LSC).


--------------------------------------------------------------------------------
Method of Calculation:   Mechanized:
                         Sum ((Date and Time of FOC/LSC) - (Business Date and
                         Time of Receipt of Valid Service Request)) / (Number of
                         FOCs/LSCs Sent in Reporting Period)

                         Manual:
                         Sum ((Fax Date and Time Returned) - (Business Date and
                         Time receipt of valid fax service request)) / (Number
                         of Faxes Submitted in Reporting period)
--------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------
Report Structure:        Individual CLECs, CLECs in the aggregate, by Nevada
                         Bell (if analog applies) and Nevada Bell affiliates.
--------------------------------------------------------------------------------
Reported By:             .    Electronically received/electronically handled
                         .    Electronically received and manually handled
                         .    Manually received and manually handled
                         .    By service group type
                         .    Nevada Bell Bell will report Interconnection
                              trunks by New and Augment
                         .    SOT for flow through orders
--------------------------------------------------------------------------------
Geographic Level:        Statewide
--------------------------------------------------------------------------------
Measurable Standard:

                         Fully Electronic/Flow Through:
                         (To be determined)

                         Electronically Received/Manually Handled (Benchmark level to be determined)
                         Manually received/Manually Handled (Benchmark level to be determined)

                         Interconnection Trunks
                              Standard - Average 7 days (New)
                                         Average 4 days (Augment)

                         The standards below are interim and subject to review in February, 2000.
                         Electronically Received/Manually Handled (to be determined)
                         Manually received/Manually Handled (to be determined)


--------------------------------------------------------------------------------
Business Rules:          .  Elapsed time calculated in hours.
                         .    The start time of requests received after the end
                              of the business day will be the beginning of the
                              next business day. Business day is defined as
                              published hours of operation for Nevada Bell
                              ordering center.
                         .    Business day = Monday through Friday, excluding
                              weekends and Nevada Bell published holidays
                         .    Excludes non-business days.
--------------------------------------------------------------------------------
Notes:                   .    Incorporation of the results for Projects is
                              currently under study (up to 50 lines) by Nevada
                              Bell.

--------------------------------------------------------------------------------

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 12 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Ordering                                                    Measure 3
--------

Measurement:    Average Reject Notice Interval
================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             Reject interval is the elapsed time between Nevada
                         Bell's receipt of an order from the CLEC to Nevada
                         Bell's return of a notice of a rejection to the CLEC.
--------------------------------------------------------------------------------
Market of Calculation:   Mechanized

                         Sum ((Business Date and Time of Nevada Bell's Transmission of Order Rejection) - Business Date and Time of Order Receipt)) / (# of Orders Rejected)

                         Manual

                         Sum ((Fax Date and Time Returned) -(Business Date and
                         Time Receipt of valid fax service request)) / (Number
                         of Faxes Submitted in reporting Period)
--------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------
Report Structure:        Individual CLEC, CLECs in the aggregate, by Nevada
                         Bell (if analog applies) and Nevada Bell Affiliates
--------------------------------------------------------------------------------
Reported By:             .    Electronically received, electronically handled
                                   .    All interfaces
                                   .    Syntax (edit engine) and content errors
                                        (other edits)
                                   .    SOT (To be determined)
                         .    Electronically received, manually handled
                                   .    All interfaces
                                   .    Syntax (edit engine) and content errors
                                        (other edits)
                                   .    Resale orders and Facility based/UNE
                                        orders
                                   .    SOT (To be determined)
                         .    Manually received and handled (fax)
                                   .    Resale orders and Facility based/UNE
                                        orders
                                   .    SOT (To be determined)
--------------------------------------------------------------------------------
Geographic Level:        Statewide
--------------------------------------------------------------------------------
Measurable Standard:     (To be determined)

--------------------------------------------------------------------------------
Business Rules:          .    Elapsed time calculated in hours.
                         .    Calculation of requests received after the end of
                              the business day starts at the beginning of the
                              next business day. Business day is defined as
                              published hours of operation for Nevada Bell.
                         .    Business day = Monday through Friday, excluding
                              weekends and Nevada Bell published holidays.
                         .    Excludes non-business days.
--------------------------------------------------------------------------------
Notes:                   .    Availability of Nevada Bell Affiliate data for
                              review will be determined by the NPUC.
--------------------------------------------------------------------------------

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 13 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Ordering                                          Measure 4
--------

Measurement:     Percentage of Flow-Through Orders
================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             Measures the percentage of merchanized service requests
                         processed on a flow through basis.


--------------------------------------------------------------------------------
Method of Calculation:   [(Number of valid mechanized orders that flow-through
                         without manual intervention) / (Total valid mechanized service requests)]x 100


--------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------
Report Structure:        Individual CLECs, CLECs in the aggregate, and Nevada
                         Bell Affiliates
--------------------------------------------------------------------------------
Reported By:             .    All electronic interfaces
                         .    SGT/SOT (including PNP) limited to those currently
                              programmed to flow-through
                         .    SGT/SOT aggregate data includes all service
                              group/service order combinations received
                              electronically.

--------------------------------------------------------------------------------
Geographic Level:        Statewide
--------------------------------------------------------------------------------
Measurable Standard:     The process to evaluate performance on this measure is
                         under development. Issues, if any, are not yet finally defined. Final resolution depends on completed development on an agreed to Flow-Through Plan.


--------------------------------------------------------------------------------
Notes                    .    Availability of Nevada Bell Affiliate data for
                              review will be determined by the NPUC.
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 15 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM. INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Provisioning                                                Measure 6
------------

Measurement:    Average Jeopardy Notice Interval
================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             Measures the remaining time between the pre-existing
                         committed order completion date and time (communicated
                         via the FOC) and the date and time Nevada Bell issues a
                         notice to the CLEC indicating an order is in jeopardy
                         of missing the due date (or the due date/time has been
                         missed).
--------------------------------------------------------------------------------
Method of Calculation:   Assignment:
                         ----------
                         Jeopardies identified during assignment

                         Sum ((Date of Committed Due Date for the Order) - (Date of Jeopardy Notice)) / (Number of Order Jeopardized)

                         Installation:
                         ------------
                         Jeopardies identified during installation prior to due time

                         Sum ((Date & Time of Committed Due Date for the Order)- (Date & Time of Jeopardy Notices)) / (Number of Installation Jeopardy Notices)

                         Notification of Missed Commitments

                         Sum (Due Date and Time of Missed Commit Notice - Due Date and Time of Order) / (Number of Missed Commit Notices)

--------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------
Report Structure:        Individual CLECs, CLECs in the aggregate, and Nevada
                         Bell Affiliates
--------------------------------------------------------------------------------
Reported By:             .    By electronic interface
                         .    By service group type
                         .    By lack of facilities and all other
--------------------------------------------------------------------------------
Geographic Level:        Statewide
--------------------------------------------------------------------------------
Measurable Standard:     (To be determined)

--------------------------------------------------------------------------------
Business Rules:          .    Excludes delays for customer reasons.

--------------------------------------------------------------------------------
Notes:                   .    Availability of Nevada Bell Affiliate data for
                              review will be determined by the NPUC.
                         .    If Nevada Bell's policy changes regarding jeopardy
                              notices to their Retail customers, this measure should be evaluated for analog.

                         . Implementation of this measure is postponed until process is mechanized. (end of 2/nd/ quarter 1999)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Notes:






--------------------------------------------------------------------------------

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 16 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599


Performance Measures
Report Requirements
=============================================================================================================================
Provisioning                                                                                        Measure 7
------------

Measurement:                          Average Completed Interval
=============================================================================================================================
Area                                  Requirement Description
-----------------------------------------------------------------------------------------------------------------------------
Description:                          Average business days from receipt of valid, error-free service request to completion date in service order system for new, move, and change orders.

-----------------------------------------------------------------------------------------------------------------------------
Method of Calculation:                Total business days from receipt of valid, error-free service request to completion date in service order system for new, move and change orders / Total new, move and change orders


-----------------------------------------------------------------------------------------------------------------------------
Report Period:                        Monthly
-----------------------------------------------------------------------------------------------------------------------------
Report Structure:                     Individual CLEC, CLECs in the aggregate, by Nevada Bell (if analog applies), and
                                      Nevada Bell Affiliates
-----------------------------------------------------------------------------------------------------------------------------
Reported By:                          By service group type and field work/no field work where applicable.
-----------------------------------------------------------------------------------------------------------------------------
Geographic Level:                     Region
-----------------------------------------------------------------------------------------------------------------------------
Measurable Standards:                 Parity for Resale is Retail

                                      Parity for UNE measured                        Nevada Bell Bell Retail
                                      for the following UNEs:
                                      2/4w (8db) analog loop                         POTS - Business (fielded)
                                        (incl. Coin/analog PBX)
                                      2/4w (5.5 db) assured analog loop              POTS - Business (Assured)
                                      2w digital loop (ISDN capable)                 ISDN(BRI)
                                      2w digital loop (xDSL capable)                 ADSL
                                      4w digital loop (1.544Mbps                     ISDN(PRI)/DS1
                                        capable/HDSL)
                                      UNE Port-Basic Analog/Coin                     POTS - Business (fielded)
                                      UNE Port-CENTREX                               CENTREX
                                      UNE Port-ISDN (BRI)                            CENTREX
                                      UNE Port-DS1/ISDN-PRI                          DS1/ISDN(PRI)
                                        (incl. DS1 line port)
                                      UNE Port-PBX DID                               PBX DID
                                      UNE Dedicated Transport                        HICAP
                                        (incl. DS1 and DS3)
                                      UNE Platform                                   Analogous Retail Service

                                      Interconnection Trunks                         Nevada Bell Dedicated Trunks


-----------------------------------------------------------------------------------------------------------------------------
Business Rules:                       .   Excludes customer requested due dates beyond interval offered, and orders delayed for customer reasons.
-----------------------------------------------------------------------------------------------------------------------------
Notes:                                .   Incorporation of the results for Projects is currently under study
                                          (up to 50 lines) Nevada Bell.
                                          .   Availability of Nevada Bell Affiliate data for review will be determined by the NPUC.

                                      .   ADSL was selected as the analog for resale services and UNE DSL 2-wire loop because it currently is the most relevant analog.
                                      .   Currently, Nevada Bell can not differentiate between residential and business
                                          2-wire (8db) Therefore, the Measurable Standard for such loops is POTS-Business.
=============================================================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 17 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
===========================================================================================================
Provisioning                                                     Measure 8
------------

Measurement:       Percent Completed Within Standard Interval
===========================================================================================================
Area                     Requirement Description
-----------------------------------------------------------------------------------------------------------
Description:             Measures of orders completed within the standard interval of receipt of valid, error-free service request.


-----------------------------------------------------------------------------------------------------------
Method of Calculation:   Total New, Move and Change Orders Completed Within the Standard interval of
                         Receipt of Valid, Error-free Service Request/Total New, Move and Change Orders


-----------------------------------------------------------------------------------------------------------
Report Period:           Monthly
-----------------------------------------------------------------------------------------------------------
Report Structure:        Individual CLEC, CLECs in the aggregate, by Nevada Bell (if analog applies), and
                         Nevada Bell Affiliates
-----------------------------------------------------------------------------------------------------------
Reported By:             By service group type excluding services with flexible due dates.
-----------------------------------------------------------------------------------------------------------
Geographic Level:        Region
-----------------------------------------------------------------------------------------------------------
Measurable Standard:     Parity for Resale is Retail
                                                                      Nevada Bell Bell Retail
                         Parity for UNE measured
                         for the following UNEs:
                         2/4w (5.5 db) assured analog loop            POTS - Business (Assured)
                         2w digital loop(ISDN capable)                ISDN(BRI)
                         2w digital loop(xDSL capable)                ADSL
                         4w digital loop (1.544Mbps capable/HDSL)     ISDN(PRI)/DS1
                         UNE Port-Basic Analog/Coin                   POTS - Business (fielded)
                         UNE Port-CENTREX                             CENTREX
                         UNE Port-ISDN (BRI)                          CENTREX
                         UNE-Port-DS1/ISDN-PRI                        DS1/ISDN(PRI)
                            (incl. DS1 line port)
                         UNE Port-PBX DID                             PBX DID
                         UNE Dedicated Transport                      HICAP
                            (DS1 and DS3)
                         UNE Platform                                 Analogous Retail Service

                         Interconnection Trunks                       Nevada Bell Dedicated Trunks



-----------------------------------------------------------------------------------------------------------
Business Rules:          .    Excludes customer requested due dates greater than the standard interval, and orders delayed for customer reasons.
                         .    Excludes services with flexible due date i.e., Basic Exchange services/POTS

-----------------------------------------------------------------------------------------------------------
Notes:                   .    Incorporation of the results for Projects is currently under study (up to 50 lines) by Nevada Bell.
                         .    Availability of Nevada Bell Affiliate data for review will be determined by the
                              NPUC.

                         .    ADSL was selected as the analog for resale services and UNE DSL 2-wire loop because it currently is the most relevant analog.
===========================================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 18 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Provisioning                                      Measure 9
------------

Measurement:       -     Coordinated Customer Conversion as a Percentage On-Time
================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             Measures the percentage of coordinated orders
                         (TBCC/CHC) completed on time* for all orders where CLEC has requested coordination (including PNP).

                         * Note: "On time" means within one hour of committed order due time

--------------------------------------------------------------------------------
Method of Calculation:   ((Number of coordinated orders completed by due date
                         and time) / (Count of coordinated orders completed in reporting period)) x 100

--------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------
Report Structure:        Individual CLEC, CLECs in the aggregate, by Nevada Bell
                         (if analog applies), by Nevada Bell Affiliates
--------------------------------------------------------------------------------
Reported By:             Residence and Business conversions, including PNP
--------------------------------------------------------------------------------
Geographic Level:        Statewide
--------------------------------------------------------------------------------
Measurable Standard:     Parity, except for PNP:
                                                        Nevada Bell Bell Retail

                         Coor. Conversions (Res.)          Coor. Conv. -Res
                         Coor. Conversions (Bus.)          Coor. Conv. -Bus
                         Coor. Conversions (PNP-Port Out)  Coor. Conv. -(PNP-
                                                            Port In/Bank)



--------------------------------------------------------------------------------
Business Rules:          .    Excludes CLEC caused misses
                         .    Applies to CLEC requested coordinated orders only
                              (including Number Portability orders where coordination is requested by the CLEC).

--------------------------------------------------------------------------------
Notes:                   .    Availability of Nevada Bell Affiliate data for
                              review will be determined by the NPUC.

================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 19 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Provisioning                                                Measure 10
------------

Measurement:             PNP Network Provisioning
--------------------------------------------------------------------------------
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             Measures PNP network provisioning failures as a
                         percentage of the total number of NPAC broadcasts of telephone number subscription versions to port.

                         (No agreement has reached among parties on this measure
                         at this time.)
--------------------------------------------------------------------------------
Method of Calculation:   (Total number of PNP network provisioning
                         failures/Total number of NPAC porting broadcasts) x 100

--------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------
Report Structure:        Individual CLEC, CLECs in the aggregate, by Nevada Bell
                         (if analog applies), and Nevada Bell Affiliates
--------------------------------------------------------------------------------
Reported By:
--------------------------------------------------------------------------------
Geographic Level:        Statewide
--------------------------------------------------------------------------------
Measurable Standard:     Parity


--------------------------------------------------------------------------------
Business Rules:          .    Provisioning failure data will be collected at two
                              points in the provisioning process:
                                . Partial failures of NPAC broadcasts to reach and be processed by Nevada Bell LSMS
                                .  Individual network database failures -
                                   failures to provision between Nevada Bell
                                   LSMS and PNP network databases (STP or SCP)
                         .    Excludes total failures from the NPAC to all LSMS
                              systems.
                         .    Excludes broadcasts failing due to a lack of GTT
                              information made available to Nevada Bell (no SS7 signaling agreement in place between Nevada Bell and CLEC)

--------------------------------------------------------------------------------
Notes:                   .    Availability of Nevada Bell Affiliate data for
                              review will be determined by the NPUC.

================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 20 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
==============================================================================================
Provisioning                                      Measure 11
------------

Measurement:     Percent of Due Dates Missed
==============================================================================================
Area                     Requirement Description
----------------------------------------------------------------------------------------------
Description:             Measures the percent of new, move and change orders where
                         installation was not completed by the due date.

----------------------------------------------------------------------------------------------
Method of Calculation:   (Total Number of Missed Due Dates Due to Nevada Bell Reasons for
                         New, Move and Change Orders/ Total Number of New, Move and Change
                         Orders) x 100
----------------------------------------------------------------------------------------------
Report Period:           Monthly
----------------------------------------------------------------------------------------------
Report Structure:        Individual CLEC, CLECs in the aggregate, by Nevada Bell (if analog applies), by Nevada Bell Affiliates
----------------------------------------------------------------------------------------------
Reported By:             By service group type and Field Work/No Field Work as appropriate
----------------------------------------------------------------------------------------------
Geographic Level:        Region
----------------------------------------------------------------------------------------------
Measurable Standard:     Parity for Resale is Retail              Nevada Bell Bell Retail

                         Parity for UNE measured
                         for the following UNEs:
                         2/4w (8db) analog loop                   POTS - Business (fielded)
                            (incl. Coin/analog PBX)
                         2/4w (5.5 db) assured analog loop        POTS - Business (Assured)
                         2w digital loop(ISDN capable)            ISDN(BRI)
                         2w digital loop(xDSL capable)            ADSL
                         4w digital loop (1.544Mbps               ISDN(PRI)DS1
                            capable/HDSL)
                         UNE Port-Basic Analog/Coin               POTS - Business (fielded)
                         UNE Port-CENTREX                         CENTREX
                         UNE Port-ISDN (BRI)                      CENTREX
                         UNE Port-DS1/ISDN-PRI                    DS1/ISDN(PRI)
                              (incl. DS1 line port)
                         UNE Port-PBX DID                         PBX DID
                         UNE Dedicated Transport                  HICAP
                            (incl. DS1 and DS3)
                         UNE Platform                             Analogous Retail Service

                         Interconnection Trunks                   Nevada Bell Dedicated Trunks

----------------------------------------------------------------------------------------------
Business Rules:          .    Excludes customer misses
                         .    Due date is defined as either original due date or final due date if the original due date was missed to customer reasons.
----------------------------------------------------------------------------------------------
Notes:                   .    Availability of Nevada Bell Affiliate data for review will be determined by the NPUC.
                         .    When results are less than parity for a reporting period,
                              Nevada Bell will provide disaggregation by Missed Appointment reason codes as diagnostic data.

                         .    ADSL was selected as the analog for resale services and UNE
                              DSL 2-wire loop because it currently is the most relevant
                              analog.
==============================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                  PAGES 21 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599
Performance Measures
Report Requirements

======================================================================================================
Provisioning                                           Measure 12
------------

Measurement:    Percent of Due Dates Missed Due to Lack of Facilities
======================================================================================================
 Area                    Requirement Description
------------------------------------------------------------------------------------------------------
 Description:            Measures the percent of new, move and change orders missed due to lack of facilities.

                         Note: Results also included in Measure "Percent Missed Due Dates"
------------------------------------------------------------------------------------------------------
 Method of Calculation:  ((Total New, Move and Change Orders Missed Due Dates Due to Lack of
                         Facilities) / (Total Number of New, Move and Change Orders)) X 100


------------------------------------------------------------------------------------------------------
 Report Period:          Monthly
------------------------------------------------------------------------------------------------------
 Report Structure:       Individual CLEC, CLECs in the aggregate, by Nevada Bell (if analog applies), and by Nevada Bell Affiliates
------------------------------------------------------------------------------------------------------
 Reported By:            By service group type and Field Work/No Field Work as appropriate
------------------------------------------------------------------------------------------------------
 Geographic Level:       Region
------------------------------------------------------------------------------------------------------
 Measurable Standard:    Parity for Resale is Retail

                         Parity for UNE measured                      Nevada Bell Bell Retail
                         for the following UNEs:
                         2/4w (8db) analog loop
                           (incl. Coin/analog PBX)                    POTS - Business (fielded)
                         2/4w (5.5 db) assured analog loop            POTS - Business (Assured)
                         2w digital loop(ISDN capable)                ISDN(BRI)
                         2w digital loop(xDSL capable)                ADSL
                         4w digital loop(1.544Mbps capable/HDSL)      ISDN(PRI)/DS1
                         UNE Dedicated Transport                      HICAP
                           (incl. DS1 and DS3)
                         UNE Platform                                 Analogous Retail Service

                         Interconnection Trunks                       Nevada Bell Dedicated Trunks


------------------------------------------------------------------------------------------------------
 Business Rules:         .  Due date is defined as either original due date or final due date if the original due date was missed due to customer reasons.
------------------------------------------------------------------------------------------------------
 Notes:                  .  Availability of Nevada Bell Affiliate data for review will be determined by the NPUC.

                         .  ADSL was selected as the analog for resale services and UNE DSL 2-wire loop because it currently is the most relevant analog.
------------------------------------------------------------------------------------------------------

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 22 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Provisioning                                      Measure 13
------------

Measurement:             Delay Order Interval to Completion Date (For Lack of
                         Facilities)
================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             Measures the average calendar days from due date to
                         completion date on company missed orders due to lack of Nevada Bell facilities.

--------------------------------------------------------------------------------
Method of Calculation:   Sum (Completion Date - Committed Order Due Date (for
                         orders missed due to lack of Nevada Bell facilities)) /
                         (Number of Orders Missed due to Lack of Nevada Bell
                         Facilities in the Reporting Period)
--------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------
Report Structure:        Individual CLEC, CLECs in the aggregate, by Nevada Bell
                         (if analog applies), and by Nevada Bell Affiliates
--------------------------------------------------------------------------------
Reported By:             .    By service group type
                         .    Disaggregated by 1-30 days, 31-90 days and *90
                              days
--------------------------------------------------------------------------------
Geographic Level:        Statewide
--------------------------------------------------------------------------------
Measurable Standard:     Parity for Resale is Retail


                         Parity for UNE measured      Nevada Bell Bell Retail
                         for the following UNEs:


                         2/4w (8db) analog loop       POTS - Business (fielded)
                         (incl. Coin/analog PBX)
                         2/4w (5.5 db) assured
                         analog loop                  POTS - Business (Assured)
                         2w digital loop (ISDN
                         capable)                     ISDN(BRI)
                         2w digital loop (xDSL
                         capable)                     ADSL
                         4w digital loop (1.544       ISDN(PRI)/DSI
                         MBPS capable/HDSL)
                         UNE Dedicated Transport      HICAP
                         UNE Platform                 Analogous Retail Service

                         Interconnection Trunks       Nevada Bell Dedicated
                                                      Trunks



--------------------------------------------------------------------------------
 Business Rules:
--------------------------------------------------------------------------------
 Notes:                  .  Availability of Nevada Bell Affiliate data for
                            review will be determined by the NPUC.

                         . ADSL was selected as the analog for resale services and UNE DSL 2-wire loop because it currently is the most relevant analog.


* Greater than
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 23 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599


  Performance Measures
  Report Requirements
================================================================================
  Provisioning                                    Measure 14
  ------------

  Measurement:   Held Order Interval
================================================================================
  Area                  Requirement Description
 -------------------------------------------------------------------------------
  Description:          Measures the time period that service orders are not
                        completed by the original due dates for all Nevada
                        Bell reasons (including lack of facilities).

--------------------------------------------------------------------------------
  Method of             Sum (Reporting Period Close Date - Committed Order Due
  Calculation:          Date) / (Number of Orders Pending and Past the Committed
                        Due Date)
                        Note: For all orders pending and past the committed
                        due date.
--------------------------------------------------------------------------------
  Report Period:        Monthly
--------------------------------------------------------------------------------
  Report Structure:     Individual CLEC, CLECs in the aggregate, by Nevada Bell
                        (if analog applies), by Nevada Bell Affiliates
--------------------------------------------------------------------------------
  Reported By:          . By service group type
--------------------------------------------------------------------------------
  Geographic Level:     Statewide
--------------------------------------------------------------------------------
  Measurable Standard:  Parity for Resale is Retail

                        Parity for UNE measured       Nevada Bell Bell Retail
                        for the following UNEs:
                        2/4w (8db) analog loop        POTS - Business (fielded)
                          (incl. Coin/analog PBX)
                        2/4w (5.5db) assured analog
                         loop                         POTS - Business (Assured)
                        2w digital loop(ISDN capable) ISDN(BRI)
                        2w digital loop(xDSL capable) ADSL
                        4w digital loop (1.544 Mbps   ISDN(PRI)/DS1
                        capable/HDSL)
                        UNE Port-Basic Analog/Coin    POTS - Business (fielded)
                        UNE Port-CENTREX              CENTREX
                        UNE Port-ISDN (BRI)           CENTREX
                        UNE Port-DS1/ISDN-PRI         DS1/ISDN(PRI)
                           (incl. DS1 line port)
                        UNE Port-PBX DID              PBX DID
                        UNE Dedicated Transport       HICAP
                           (incl. DS1 and DS3)
                        UNE Platform                  Analogous Retail Service

                        Interconnection Trunks        Nevada Bell Dedicated
                                                      Trunks

--------------------------------------------------------------------------------
Business Rules:         . Excludes customer caused misses.
--------------------------------------------------------------------------------
Notes:                  . Availability of Nevada Bell Affiliate data for review
                          will be determined by the NPUC.
                        . When results are less than parity for a reporting
                          period, Nevada Bell will provide disaggregation by Missed Appointment reason codes as diagnostic data.

                        . ADSL was selected as the analog for resale services
                          and UNE DSL 2-wire loop because it currently is the most relevant analog.
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 24 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
===============================================================================
Provisioning                                             Measure 15
------------

Measurement:  Provisioning Trouble Reports (Prior to Service Order Completion)
================================================================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------------------------------------------------------
Description:             Measures the percent of troubles that are reported (via customer or indirectly by CLEC) that occur during the provisioning process.
--------------------------------------------------------------------------------------------------------------------------------
Method of Calculation:   (Number of trouble reports that occur from the time of service order creation, up to and including the date of service order completion)/ (Total Number of service orders in reporting period)

--------------------------------------------------------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------------------------------------------------------
Report Structure:        Individual CLEC, CLECs in the aggregate, by Nevada Bell (if analog applies), by Nevada Bell Affiliates
--------------------------------------------------------------------------------------------------------------------------------
Reported By:             .  By Resale, UNE Loop, UNE Port and PNP
                         .  By Affecting Service and Out of Service
--------------------------------------------------------------------------------------------------------------------------------
Geographic Level:        Statewide
--------------------------------------------------------------------------------------------------------------------------------
Measurable Standard:     Parity:
                                                            Nevada Bell Bell Retail
                         Resale                             Retail services
                         UNE Loop                           Retail services (outside plant disposition codes)
                         UNE Port                           Retail services (central office disposition codes)
                         PNP - Port Out                     (To be determined)


--------------------------------------------------------------------------------------------------------------------------------
Business Rules:          .  Excludes CPE and IEC/CLEC caused troubles
                         .  Excludes Subsequent reports
                         .  Excludes Message Reports (circuit reports for which Nevada Bell has no records)
                         .  Excludes Nevada Bell employee generated reports

--------------------------------------------------------------------------------------------------------------------------------
Notes:                   .  Availability of Nevada Bell Affiliate data for review will be determined by the NPUC.
                         .  When results are less than parity for a reporting period, Nevada Bell will provide disaggregation by Maintenance Disposition codes as diagnostic data.
================================================================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 25 OF 53
                                             NEVADA BELL/PAC WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Provisioning                                            Measure 16
------------

Measurement:   Percentage Troubles in 30 Days for New Orders
================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             Measures the percent of network customer trouble
                         reports received within 30 calendar days of service
                         order completion.
--------------------------------------------------------------------------------
Method of Calculation:   (Total Number of Customer Trouble reports received
                         within 30 calendar days of service order completion/
                         Total Number of new, move and change completed orders)
                         X 100
--------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------
Report Structure:        Individual CLEC, CLECs in the aggregate, by Nevada Bell
                         (if analog applies), and by Nevada Bell Affiliates
--------------------------------------------------------------------------------
Reported By:             By service group type (including PNP)
--------------------------------------------------------------------------------
Geographic Level:        Region
--------------------------------------------------------------------------------
Measurable Standard:     Parity for Resale is Retail

                         Parity for UNE measured      Nevada Bell Bell Retail
                         for the following UNEs:
                         2/4w (8db) analog loop
                            (incl. Coin/analog PBX)    POTS - Business (fielded)
                         2/4w (5.5 db) assured analog
                            loop                       POTS - Business (Assured)
                         2w digital loop (ISDN
                            capable)                   ISDN(BRI)
                         2w digital loop(xDSL
                            capable)                   ASDL
                         4w digital loop (1.544Mbps    ISDN(PRI)/DS1
                         capable/HSDL)
                         UNE Port-Basic Analog/Coin    POTS - Business (fielded)
                         UNE Port-CENTREX              CENTREX
                         UNE Port-ISDN (BRI)           CENTREX
                         UNE Port-DS1/ISDN-PRI         DS1/ISDN(PRI)
                            (incl. DS1 line port)
                         UNE Port-PBX DID              PBX DID
                         UNE Dedicated Transport       HICAP
                            (incl. DS1 AND DS3)
                         UNE Platform                  Analogous Retail Service

                         Interconnection Trunks        Nevada Bell Dedicated
                                                       Trunks

                         PNP (Port out)                (To be determined)

--------------------------------------------------------------------------------
Business Rules:          .  Excludes CPE and IEC/CLEC caused troubles
                         .  Excludes troubles associated with inside wire
                         .  Excludes Trouble Reports Received on the Due Date
                            (which instead are reported in the
                            "Provisioning Troubles" measure)
                         .  Excludes Subsequent reports
                         .  Excludes Message Reports (circuit reports for which
                            Nevada Bell has no records)
                         .  Excludes Nevada Bell employee generated reports
--------------------------------------------------------------------------------
Notes:                   .  Availability of Nevada Bell Affiliate data for
                            review will be determined by the NPUC.
                         .  When results are less than parity for a reporting
                            period, Nevada Bell will provide disaggregation by
                            Maintenance Disposition codes as diagnostic data.
                         .  ADSL was selected as the analog for resale services
                            and UNE DSL 2-wire loop because it currently is the
                            most relevant analog.
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 26 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Provisioning                                           Measure 17
------------

Measurement:   Average Completion Notice Interval
================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             Measures the average time per order to issue
                         notification to CLEC of a completed order.

--------------------------------------------------------------------------------
Method of Calculation:   Sum ((Date and Time of Completion Notification to CLEC)
                         - (Date and Time of Work Completion)) / (Number of
                         Orders Completed)

--------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------
Report Structure:        Individual CLEC, CLECs in the aggregate, and by Nevada
                         Bell Affiliates
--------------------------------------------------------------------------------
Reported By:             All interfaces
--------------------------------------------------------------------------------
Geographic Level:        Statewide
--------------------------------------------------------------------------------
Measurable Standard:
                         Fully electronic (LEX, EDI) -standard
                         All other interfaces
                              .  Standard- 90% within 24 hours




-------------------------------------------------------------------------------
Business Rules:          .    24 hour clock is used to measure interval
                         .    Excludes weekends and Nevada Bell published
                              holidays
--------------------------------------------------------------------------------
Notes:                   .    Availability of Nevada Bell Affiliate data for
                              review will be determined by NPUC.
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 27 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Maintenance                                                 Measure 18
-----------

 Measurement:       Customer Trouble Report Rate
===============================================================================================================
 Area                         Requirement Description
---------------------------------------------------------------------------------------------------------------
 Description:                 Measures the total number of network customer trouble reports received within a calendar month per 100 circuits/UNEs.


---------------------------------------------------------------------------------------------------------------
 Method of Calculation:       (Total Number of Customer initial and repeat network trouble reports / Number of access lines/circuits/UNEs in service at the end of the prior reporting period) X 100
---------------------------------------------------------------------------------------------------------------
 Report Period:               Monthly
---------------------------------------------------------------------------------------------------------------
 Report Structure:            Individual CLEC, CLECs in the aggregate, by Nevada Bell (if analog applies), and by Nevada Bell Affiliates
---------------------------------------------------------------------------------------------------------------
 Report By:                   By service group type (including PNP) & NXX Code Opening Troubles
---------------------------------------------------------------------------------------------------------------
 Geographic Level:            Statewide
---------------------------------------------------------------------------------------------------------------
 Measurable Standard:         Parity for Resale is Retail

                              Parity for UNE measured for the              Nevada Bell Bell Retail
                              following UNEs:
                              2/4w (8db) analog loop                       POTS - Business (fielded)
                              2/4w (5.5 db) assured analog loop            POTS - Business (Assured)
                              2w digital loop (ISDN)                       ISDN(BRI)
                              2w digital loop (xDSL)                       ADSL
                              4w digital loop (ISDN PRI)                   ISDN(PRI)/DSI
                              UNE Port -- Basic Analog                     POTS - Business (fielded)
                              UNE Port -- CENTREX                          CENTREX
                              UNE Port -- PBX DID                          PBX DID
                              UNE Port -- ISDN (BRI)                       CENTREX
                              UNE Port -- DSI/ISDN (PRI)                   DSI/ISDN(PRI)
                              UNE Dedicated Transport                      HICAP
                              UNE Platform                                 Analogous Retail Service
                              Interconnection Trunks                       Nevada Bell Dedicated Trunks

                              PNP - Port Out                               (to be determined)




---------------------------------------------------------------------------------------------------------------
Business Rules:               .    Excludes CPE and IEC/CLEC caused troubles
                              .    Excludes Subsequent reports
                              .    Excludes Messages Reports (circuit reports for which Nevada Bell has no records)
                              .    Access line/circuit count taken from previous month
                              .    Excludes Nevada Bell employee generated reports
---------------------------------------------------------------------------------------------------------------
Notes:                        .    Availability of Nevada Bell Affiliate data for review will be determined by the NPUC.
                              .    When results are less that parity for a reporting period, Nevada Bell will provide disaggregation by Maintenance Disposition codes as diagnostic data.

                              .    ADSL was selected as the analog for resale services and UNE DSL 2-wire loop because it currently is the most relevant analog.
===============================================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 28 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

 Performance Measures
 Report Requirements
 ===============================================================================
 Maintenance                                      Measure 19
 -----------
 Measurement:              Percentage of Customer Trouble Not Resolved Within
                           Estimated Time
================================================================================
 Area                      Requirement Description
--------------------------------------------------------------------------------
 Description:              Measures the percent of trouble reports not cleared
                           by the commitment time.
--------------------------------------------------------------------------------
 Method of Calculation:    (Total network trouble reports not cleared by the
                           commitment time for Nevada Bell reasons / Total
                           network trouble reports completed) X 100
--------------------------------------------------------------------------------
 Report Period:            Monthly
--------------------------------------------------------------------------------
 Report Structure:         Individual CLEC, CLECs in the aggregate, by Nevada
                           Bell (if analog applies), and by Nevada Bell
                           Affiliates
--------------------------------------------------------------------------------
 Report By:                .     By service group type (including PNP) & NXX
                                 Code Opening Troubles
                           .     By dispatch and no dispatch
--------------------------------------------------------------------------------
 Geographic Level:         Statewide
--------------------------------------------------------------------------------
 Measurable Standard:      Parity for Resale is Retail

                           Parity for UNE measured for the    Nevada Bell Bell Retail
                           following UNEs:
                           2/4w (8db) analog loop             POTS - Business (fielded)
                           2/4w (5.5db) assured analog loop   POTS - Business (Assured)
                           2w digital loop (ISDN)             ISDN(BRI)
                           2w digital loop (xDSL)             ADSL
                           4w digital loop (ISDN PRI)         ISDN(PRI)/DS1
                           UNE Port - Basic Analog            POTS - Business (fielded)
                           UNE Port - CENTREX                 CENTREX
                           UNE Port - PBX DID                 PBX DID
                           UNE Port - ISDN (BRI)              CENTREX
                           UNE Port - DS1/ISDN (PRI)          DS1/ISDN (PRI)
                           UNE Port - Dedicated Transport     HICAP
                           UNE Platform                       Analogous Retail Service
                           Interconnection Trunks             Nevada Bell Dedicated Trunks

                           PNP - Port Out                     (To be determined)






--------------------------------------------------------------------------------
 Business Rules:           .     Excludes CPE and IEC/CLEC caused troubles
                           .     Excludes Subsequent reports
                           .     Excludes Message Reports (circuit reports which
                                 Nevada Bell has no records on)
                           .     Excludes Nevada Bell employee generated reports
                           .     Excludes customer caused misses
--------------------------------------------------------------------------------
 Notes:                    .     Availability of Nevada Bell Affiliate data for
                                 review will be determined by the NPUC.
                           .     When results are less than parity for a
                                 reporting period, Nevada Bell will provide
                                 disaggregation by Maintenance Disposition codes
                                 as diagnostic data.
                           .     ADSL was selected as the analog for resale
                                 services and UNE DSL 2-wire loop because it
                                 currently is the most relevant analog.
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 29 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

 Performance Measures
 Report Requirements
 ====================================================================================================
 Maintenance                                     Measure 20
 -----------


 Measurement:              Average time to Restore
=====================================================================================================
 Area                      Requirement Descriptiom
-----------------------------------------------------------------------------------------------------
 Description:              Measures the average duration of customer trouble
                           reports from the receipt of the customer trouble
                           report to the time the trouble is cleared.
-----------------------------------------------------------------------------------------------------
 Method of Calculation:    (Total duration of customer network trouble reports)
                           / (Total customer network trouble reports)
-----------------------------------------------------------------------------------------------------
 Report Period:            Monthly
-----------------------------------------------------------------------------------------------------
 Report Structure:         Individual CLEC, CLECs in the aggregate, by Nevada
                           Bell (if analog applies), and by Nevada Bell
                           Affiliates
-----------------------------------------------------------------------------------------------------
 Reported By:              .     By service group type (including PNP) & NXX
                                 Code Opening Troubles
                           .     By dispatch and no dispatch
-----------------------------------------------------------------------------------------------------
 Geographic Level:         Statewide
-----------------------------------------------------------------------------------------------------
 Measurable Standard:      Parity for Resale is Retail


                           Parity for UNE measured for the      Nevada Bell Bell Retail
                           following UNEs:
                           2/4w (8db) analog loop               POTS - Business (fielded)
                           2/4w (5.5db) assured analog loop     POTS - Business (Assured)
                           2w digital loop (ISDN)               ISDN(BRI)
                           2w digital loop (xDSL)               ADSL
                           4w digital loop (ISDN PRI)           ISDN(PRI)/DSI
                           UNE Port - Basic Analog              POTS - Business (fielded)
                           UNE Port - CENTREX                   CENTREX
                           UNE Port - PBX DID                   PBX DID
                           UNE Port - ISDN (BRI)                CENTREX
                           UNE Port - DSI/ISDN (PRI)            DSI/ISDN(PRI)
                           UNE Dedicated Transport              HICAP
                           UNE Platform                         Analogous Retail Service

                           Interconnection Trunks               Nevada Bell Dedicated Trunks

                           PNP - Port Back                      (To be determined)







-----------------------------------------------------------------------------------------------------
 Business Rules:           .     Excludes CPE and IEC/CLEC caused troubles
                           .     Excludes Subsequent reports
                           .     Excludes Message Reports (circuit reports which
                                 Nevada Bell has no records on)
                           .     Excludes Nevada Bell employee generated reports
-----------------------------------------------------------------------------------------------------
 Notes:                    .     Availability of Nevada Bell Affiliate data for
                                 review will be determined by the NPUC.
                           .     When results are less than parity for a
                                 reporting period, Nevada Bell will provide
                                 disaggregation by Maintenance Disposition codes
                                 as diagnostic data.
                           .     ADSL was selected as the analog for resale
                                 services and UNE DSL 2-wire loop because it
                                 currently is the most relevant analog.
=====================================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 30 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599


 Performance Measures
 Report Requirements
 ===============================================================================
 Maintenance                                       Measure 21
 -----------


 Measurement:   POTS Out of Service Less Than 24 Hours
================================================================================
 Area                     Requirement Description
--------------------------------------------------------------------------------
 Description:             Measures the percent of POTS out-of-service trouble
                          reports cleared in less than 24 hours.


--------------------------------------------------------------------------------
 Method of Calculation:   (Total number of out of service network troubles
                          cleared in less than 24 hours / Total number of out of service network troubles reported) x 100


                          Note: For non-design services only

--------------------------------------------------------------------------------
 Report Period:           Monthly
--------------------------------------------------------------------------------
 Report Structure:        Individual CLEC, CLECs in the aggregate, by Nevada
                          Bell (if analog applies), and by Nevada Bell
                          Affiliates
--------------------------------------------------------------------------------
 Reported By:             By POTS Residence and Business (Resale and (UNE)
--------------------------------------------------------------------------------
 Geographic Level:        Statewide
--------------------------------------------------------------------------------
 Measurable Standard:     Parity for Resale (POTS)

                          Parity for UNEs (Basic)      Nevada Bell Bell Retail

                          2/4w (8db) analog loop       POTS - Business (fielded)
                          UNE Port - Basic Analog      POTS - Business (fielded)
                          UNE Platform - POTS          Analogous Retail Service







--------------------------------------------------------------------------------
 Business Rules:          .    Residential and Business POTS only
                          .    Excludes no access
                          .    Interval for tickets received Saturday and Sunday
                               begins no later than Monday morning
                          .    Excludes CPE and IEC/CLEC caused troubles
                          .    Excludes Subsequent reports
                          .    Excludes Message Reports (circuit reports for
                               which Nevada Bell has no records)
                          .    Excludes Nevada Bell employee generated reports
--------------------------------------------------------------------------------
 Notes:                   .    Availability of Nevada Bell Affiliate data for
                               review will be determined by the NPUC.
                          .    When results are less than parity for a reporting
                               period, Nevada Bell will provide disaggregation
                               by Maintenance Disposition codes as diagnostic
                               data.
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 31 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Maintenance                                              Measure 22
-----------

Measurement:   Frequency of Repeat Troubles in 30 Day Period
================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             Measures the percent of customer network trouble
                         reports received within 30 calendar days of a previous
                         report.
--------------------------------------------------------------------------------
Method of Calculation:   (Total customer network trouble reports received within
                         30 calendar days of a previous customer report / Total customer network trouble reports) x 100

--------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------
Report Structure:        Individual CLEC, CLECs in the aggregate, by Nevada Bell
                         (if analog applies), and by Nevada Bell Affiliates
--------------------------------------------------------------------------------
Report By:               By service group type (including PNP) & NXX Code
                         Operating Troubles

--------------------------------------------------------------------------------
Geographic Level         Statewide
--------------------------------------------------------------------------------
Measurable Standard:     Parity for Resale is Retail

                         Parity for UNE measured for   Nevada Bell Bell Retail
                         the following UNEs:
                         2/4w (8db) analog loop        POTS - Business (fielded)
                         2/4w (5.5 db) assured analog POTS - Business (Assured) loop
                         2w digital loop (ISDN)        ISDN(BRI)
                         2w digital loop (xDSL)        ADSL
                         4w digital loop (ISDN PRI)    ISDN(PRI)/DS1
                         UNE Port - Basic Analog       POTS - Business (fielded)
                         UNE Port - CENTREX            CENTREX
                         UNE Port - PBX DID            PBX DID
                         UNE Port - ISDN (BRI)         CENTREX
                         UNE Port - DS1/ISDN (PRI)     DS1/ISDN(PRI)
                         UNE Dedicated Transport       HICAP
                         UNE Platform                  Analogous Retail Service

                         Interconnection Trunks        Nevada Bell Dedicated
                                                       Trunks

                         PNP - Port Out                (To be determined)


--------------------------------------------------------------------------------
Business Rules:
--------------------------------------------------------------------------------
Notes:                   .  Availability of Nevada Bell Affiliate data for
                            review will be determined by the NPUC.
                         .  When results are less than parity for a reporting
                            period, Nevada Bell will provide disaggregation by
                            Maintenance Disposition codes as diagnostic data.
                         .  ADSL was selected as the analog for resale services
                            and UNE DSL 2-wire loop because it currently is the
                            most relevant analog.
===============================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 32 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Network Performance                          Measure 23
-------------------

Measurements:     Percent Blocking on Common Trunks
================================================================================
Area                   Requirement Description
--------------------------------------------------------------------------------
Description:           Measures the percent of common and shared transport trunk
                       groups exceeding 2% blockage.

                       Note: Includes histogram distribution chart

--------------------------------------------------------------------------------

Method of Calculation: (Number of common and shared transport trunk groups exceeding 2% blockage / Total number of common and shared transport trunk groups) x 100

--------------------------------------------------------------------------------
Report Period:         Monthly (Exception Reporting Only)
--------------------------------------------------------------------------------
Report Structure:      Reported by common/shared transport trunk group.
--------------------------------------------------------------------------------
Report By:             By Central Office and Trunk type where individual trunk
                       types can be distinguished
--------------------------------------------------------------------------------
Geographic Level:      Statewide
--------------------------------------------------------------------------------
Measurable Standard:   To be determined


--------------------------------------------------------------------------------
Business Rules:


--------------------------------------------------------------------------------
Notes:                 Measured by:
                       .   Trunk type (e.g., EAS, Toll, InterLATA, 911, etc.)
                       .   Total trunk groups
                       .   Percent Blocking
                       .   Location "A"
                       .   Report month
                       .   Threshold exceptions

================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 33 OF 35
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Network Performance                          Measure 24
-------------------

Measurement:      Percent Blocking on Interconnection Trunks
================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             Measures the percentage of final dedicated
                         interconnection trunk groups exceeding 2% blockage.

                         Notes: 1) Includes histogram distribution chart.
                                2) Applies to those trunks where Nevada Bell
                                   has augmentation control.
                                3) Does not apply when trunks are provisioned as
                                   two-way trunks.
--------------------------------------------------------------------------------
Method of Calculation:   (Number of final dedicated interconnection trunk groups
                         exceeding 2% blockage/ Total number of final dedicated interconnection trunk groups) x 100

--------------------------------------------------------------------------------
Report Period:           Monthly (Exception Reporting Only)
--------------------------------------------------------------------------------
Report Structure:        Individual CLEC, CLECs in the aggregate, by Nevada Bell
                         (if analog applies), by Nevada Bell Affiliates
--------------------------------------------------------------------------------
Report By:               By Central Office and Trunk type where individual
                         trunk types can be distinguished
--------------------------------------------------------------------------------
Geographic Level:        Statewide
--------------------------------------------------------------------------------
Measurable Standard:     Parity-comparison made to Nevada Bell final trunk
                         groups


--------------------------------------------------------------------------------
Business Rules:          .  Only measured on trunks where Nevada Bell has
                            outgoing traffic to ClECs, and where Nevada Bell controls trunk capacity.
                         .  Threshold exception detail
                         .  Report month


--------------------------------------------------------------------------------
Notes:                   Measured by:
                         .  Trunk type (e.g., EAS, Toll, InterLATA, 911, etc.)
                         .  Total trunk groups
                         .  Nevada Bell trunk groups
                         .  CLEC trunk groups
                         .  Threshold exceptions
                         .  Nevada Bell end office to CLEC end office
                         .  Nevada Bell tandem to CLEC end office
                         . Availability of Nevada Bell affiliate data for review will be determined by the NPUC.

================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 34 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Network Performance                               Measure 25
-------------------

Measurement:             NXX Loaded by LERG Effective Date
================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             Measures the number of NXXs loaded and tested by the
                         LERG effective date.


--------------------------------------------------------------------------------
Method of Calculation:  ((Number of NXXs loaded and tested by LERG effective date)/(Number of NXXs scheduled to be loaded and tested by LERG effective date)) x 100

--------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------
Report Structure:        Individual CLEC, CLECs in the aggregate, by Nevada Bell
                         (if analog applies) and by Nevada Bell Affiliates
--------------------------------------------------------------------------------
Reported By:             Reported for all NXX codes scheduled to be loaded in
                         reporting period
--------------------------------------------------------------------------------
Geographic Level:        Statewide
--------------------------------------------------------------------------------
Measurable Standard:     Parity-comparison made to results for loading Nevada
                         Bell NXX codes by the LERG effective date.





--------------------------------------------------------------------------------
Business Rules:          .    Excludes any NXX codes with requested loading
                              interval of less than the industry standard
                              (currently 45 days).



--------------------------------------------------------------------------------
Notes:                   .    NXX loading procedures include central
                              office/tandem translations, verification of translations, call through testing, and AMA testing.
                         .    TRUCALL billing validation testing is not used
                              unless maintenance trouble is reported
                         .    Availability of Nevada Bell Affiliate data for
                              review will be determined by the NPUC.



================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 35 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599


Performance Measures
Report Requirements
================================================================================
Network Performance--                      Measure 26
-------------------

Measurement:                  Network Outage Notification
================================================================================
Area:                         Requirement Description:
--------------------------------------------------------------------------------
Description:                  Measures the time period for notification of a
                              network outage. To be measured for the following:
                              .    Switching
                              .    Transport
                              .    Network Fire Related Incident
                              .    Network Blockage
                              .    911
                              .    SS7
--------------------------------------------------------------------------------
Method of Calculation:        Sum (Date & Time of Outage Notification)-(Date &
                              Time of Nevada Bell Outage Awareness)/Number of
                              Outages



--------------------------------------------------------------------------------
Report Period:                Monthly
--------------------------------------------------------------------------------
Report Structure:             Individual CLEC, CLECs in the aggregate, Nevada
                              Bell (if analog applies), and Nevada Bell
                              affiliates
--------------------------------------------------------------------------------
Report By:                    Switching transport, network fire related
                              incident, network blockage, 911, SS7
--------------------------------------------------------------------------------
Geographic Level:             Statewide
--------------------------------------------------------------------------------
Measurable  Standard:         Parity




--------------------------------------------------------------------------------
Business Rules:               .    Exception reporting only by central office.

--------------------------------------------------------------------------------
Notes:                        .    CLECs will be notified of all qualifying
                                   outages
                              .    If Nevada Bell develops a notification
                                   process which is parity by design, once all parties agree that complete parity is being provided, Nevada Bell may petition to have this measure deleted.
                              .    Availability of Nevada Bell Affiliate data
                                   for review will be determined by the NPUC.

================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 36 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
  Billing                                           Measure 27
  -------

  Measurement:           Usage Timelines


====================================================================================================================================
  Area                        Requirement Description
------------------------------------------------------------------------------------------------------------------------------------
 Description:                 This measure captures the elapsed time between the recording of usage data generated either by CLEC retail customers or access usage associated with CLEC customers and the time when the data set, in a compliant format, is successfully transmitted to the CLEC.
------------------------------------------------------------------------------------------------------------------------------------
 Method of Calculation:       Sum ((Data Set Transmission Availability Date) - (Date of Message Recording)) / (Count of All Messages
                              available for Transmission in Reporting Period)


------------------------------------------------------------------------------------------------------------------------------------
 Report Period:               Monthly
------------------------------------------------------------------------------------------------------------------------------------
 Report Structure:            Individual CLEC's, CLEC's in the aggregate, by Nevada Bell (if analog applies) and by Nevada Bell
                              Affiliates
------------------------------------------------------------------------------------------------------------------------------------
Report By:                    .    Resale
                              .    UNE (IntraLATA and InterLATA, etc.)
                              .    Jointly provided switched access (associated with meet point billing)
------------------------------------------------------------------------------------------------------------------------------------
 Geographic Level:            Statewide
------------------------------------------------------------------------------------------------------------------------------------
 Measurable Standard:
                              Parity for Resale and UNE
                              Benchmark for jointly provided switched access (to be determined)





------------------------------------------------------------------------------------------------------------------------------------
 Business Rules:


------------------------------------------------------------------------------------------------------------------------------------
 Notes:                       .    Availability of Nevada Bell Affiliate data for review will be determined by the NPUC.
====================================================================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 37 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599


Performance Measures
Report Requirements
================================================================================
Billing                                      Measure 28
-------

Measurement:        Accuracy of Usage Feed
================================================================================
Area                          Requirement Description
--------------------------------------------------------------------------------
Description:                  Measures the completeness of content, accuracy of
                              information and conformance of formatting of the records Nevada Bell transmits to the CLEC in the reporting period.

                              Note: This data will be reported by CLECs. If no data received from CLEC, Nevada Bell will not report the measure.


--------------------------------------------------------------------------------
Method of Calculation:        ((Number of Usage Records Delivered in the
                              Reporting Period That Reflected Complete
                              Information Content and Proper Formatting)/(Total
                              Number of Usage Records Transmitted)) x 100


--------------------------------------------------------------------------------
Report Period:                Monthly
--------------------------------------------------------------------------------
Report Structure:             Individual CLECs, CLECs in the aggregate
--------------------------------------------------------------------------------
Report By:
--------------------------------------------------------------------------------
Geographic Level:             Statewide
--------------------------------------------------------------------------------
Measurable Standard:          Benchmark




--------------------------------------------------------------------------------
Business Rules:


--------------------------------------------------------------------------------
Notes:
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 38 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599


  Performance Measures
  Report Requirements
  ==============================================================================
  Billing                                    Measure 29
  -------

  Measurement:      Wholesale Bill Timelines
================================================================================
Area                          Requirement Description
--------------------------------------------------------------------------------
Description:                  This measure captures the elapsed number of days
                              between the scheduled close of a Bill Cycle and
                              Nevada Bell's successful transmission of the
                              associated invoice to the CLEC. Disaggregated by:

                              .    Resale
                              .    UNE (IntraLATA and InterLATA, etc.)
                              .    Facilities/Interconnection

--------------------------------------------------------------------------------
Method of Calculation:        Sum ((Invoice Transmission Availability Date) -
                              (Date of Scheduled Bill Cycle Close*)) / (Count of Invoices Transmitted in Reporting Period )

                              *Bill Cycle Close = Bill Date

--------------------------------------------------------------------------------
Report Period:                Monthly
--------------------------------------------------------------------------------
Report Structure:             Individual CLEC, CLECs in the aggregate, and by
                              Nevada Bell Affiliates
--------------------------------------------------------------------------------
Report By:                    .    Resale
                              .    UNE (IntraLATA and InterLATA, etc.)
                              .    Facilities/Interconnection
--------------------------------------------------------------------------------
Geographic Level:             Statewide
--------------------------------------------------------------------------------
Measurable Standard:          Standard - 99% within 10 days



--------------------------------------------------------------------------------
Business Rules:               .    Includes only mechanized bills.

                              . Excludes paper bill, magnetic bill, CD ROM bill or Custom Bill diskette bill.

--------------------------------------------------------------------------------
Notes:                        .    Availability of Nevada Bell Affiliate data
                                   for review will be determined by the NPUC.
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 39 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599


Performance Measures
Report Requirements
================================================================================
Billing                                    Measure 30
-------

Measurement:      Usage Completeness
================================================================================
Area                          Requirement Description
--------------------------------------------------------------------------------
Description:                  Measures the percentage of usage charges appearing
                              on the correct bill.


--------------------------------------------------------------------------------
Method of Calculation:        (Count of usage charges on the bill that were
                              recorded within last 30 days / total count of usage charges on the bill) x 100


--------------------------------------------------------------------------------
Report Period:                Monthly
--------------------------------------------------------------------------------
Report Structure:             Individual CLEC, CLECs in the aggregate, by
                              Nevada Bell (if analog applies) and by Nevada Bell
                              Affiliates
--------------------------------------------------------------------------------
Report By:                    .    Resale
                              .    UNE (IntraLATA and InterLATA, etc.)
                              .    Facilities/Interconnection
--------------------------------------------------------------------------------
Geographic Level:             Statewide
--------------------------------------------------------------------------------
Measurable Standard:
                              Parity for Resale and UNE

                              Benchmark for Facilities/Interconnection
                                   (to be determined)


--------------------------------------------------------------------------------
Business Rules:               .    Excludes summarized charges



--------------------------------------------------------------------------------
Notes:                        .    Availability of Nevada Bell Affiliate data
                                   for review will be determined by the NPUC.
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 40 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599


Performance Measures
Report Requirements
================================================================================
Billing                                       Measure 31
-------

Measurement:      Recurring Charge Completeness
================================================================================
Area                          Requirements Description
--------------------------------------------------------------------------------
Description:                  Measures the percentage of fractional recurring
                              charges appearing on the correct bill.

--------------------------------------------------------------------------------
Method of Calculation:        (Count of fractional recurring charges that are on
                              the correct bill* / total count of fractional recurring charges that are on the bill) x 100

                              * Correct bill = next available bill

                              Note: Nevada Bell Bell will provide by count of
                                    charges.

--------------------------------------------------------------------------------
Report Period:                Monthly
--------------------------------------------------------------------------------
Report Structure:             Individual CLEC, CLECs in the aggregate, by Nevada
                              Bell (if analog applies) and by Nevada Bell
                              Affiliates
--------------------------------------------------------------------------------
Report By:                    .    Resale
                              .    UNE (IntraLATA and InterLATA, etc.)
                              .    Facilities/Interconnection
--------------------------------------------------------------------------------
Geographic Level:             Statewide
--------------------------------------------------------------------------------
Measurable Standard:
                              Parity for Resale and UNE POTS
                              Benchmark for Facilities/Interconnection
                              and UNE Specials (to be determined)


--------------------------------------------------------------------------------
Business Rules:               .   The effective date of the recurring charge
                                 must be within 30 days of the bill date for the charge to appear on the correct bill.

--------------------------------------------------------------------------------
Notes:                        .   Availability of Nevada Bell Affiliate data for
                                 review will be determined by the NPUC.
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 41 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599


Performance Measures
Report Requirements
================================================================================
Billing                                                Measure 32
-------

Measurement:             Non-Recurring Charge Completeness
================================================================================
Area                          Requirement Description
--------------------------------------------------------------------------------
Description:                  Measures the percentage of non-recurring charges
                              appearing on the correct bill.

--------------------------------------------------------------------------------
Method of Calculation:        (Count of non-recurring charges that are on the
                              correct bill / total count of non-recurring charges that are on the bill) x 100

                              *Correct bill = next available bill


--------------------------------------------------------------------------------
Report Period:                Monthly
--------------------------------------------------------------------------------
Report Structure:             Individual CLEC, CLECs in the aggregate, by Nevada
                              Bell (if analog applies) and by Nevada Bell
                              Affiliates
--------------------------------------------------------------------------------
Report By:                    .    Resale
                              .    UNE (IntraLATA and InterLATA, etc.)
                              .    Facilities/Interconnection
--------------------------------------------------------------------------------
Geographic Level:             Statewide
--------------------------------------------------------------------------------
Measurable Standard:
                              Parity for Resale and UNE POTS
                              Benchmark for Facilities/Interconnection and UNE
                              Specials (to be determined)



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Business Rules:               .    The effective date of the non-recurring
                                   charge must be within 30 days of the bill date for the charge to appear on the correct bill.

--------------------------------------------------------------------------------
Notes:                        .    Availability of Nevada Bell Affiliate data
                                   for review will be determined by the NPUC.

================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 42 0F 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

 Performance Measures
 Report Requirements
 ===============================================================================
 Billing                                          Measure 33
 -------

 Measurement:    Bill Accuracy
================================================================================
 Area                      Requirement Description
--------------------------------------------------------------------------------
 Description:              Measures the percentage of the total bill amount that
                           is not adjusted by correcting service orders or adjustments for the month.

--------------------------------------------------------------------------------
 Method of Calculation:    (Total monies billed without corrections/ total
                           monies billed) x 100


--------------------------------------------------------------------------------
 Report Period:            Monthly
--------------------------------------------------------------------------------
 Report Structure:         Individual CLEC, CLECs in the aggregate, by Nevada
                           Bell (if analog applies) and by Nevada Bell
                           Affiliates
--------------------------------------------------------------------------------
 Report By:                .     Resale
                                      .     Usage
                                      .     Recurring Charges
                                      .     Non-Recurring Charges
                           .     UNE (IntraLATA and InterLATA, etc.)
                                      .     Usage
                                      .     Recurring Charges
                                      .     Non-Recurring Charges
                           .     Facilities/Interconnection
                                      .     Usage
                                      .     Recurring Charges
                                      .     Non-Recurring Charges

--------------------------------------------------------------------------------
 Geographic Level:         Statewide
--------------------------------------------------------------------------------
 Measurable Standard:
                           Parity for Resale and UNE POTS
                           Benchmark for Facilities/Interconnection and UNE
                           Specials (to be determined)









--------------------------------------------------------------------------------
 Business Rules:
--------------------------------------------------------------------------------
 Notes:                    .     Availability of Nevada Bell Affiliate data for
                                 review will be determined by the NPUC.
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 43 0F 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

 Performance Measures
 Report Requirements
 ===============================================================================
 Billing                                         Measure 34
 -------

 Measurement:     Duplicate Billing (Disconnect Bill Accuracy)
================================================================================
 Area                      Requirement Description
--------------------------------------------------------------------------------
 Description:              Measures the number of former Nevada Bell customers
                           sent bills erroneously after conversion to CLEC.

--------------------------------------------------------------------------------
 Method of Calculation:    (Number of former Nevada Bell customers who receive
                           erroneous bills after conversion/ Number of former
                           Nevada Bell customers converted) x 100


--------------------------------------------------------------------------------
 Report Period:            Monthly
--------------------------------------------------------------------------------
 Report Structure:         Individual CLEC, CLECs in the aggregate, by Nevada
                           Bell (if analog applies) and by Nevada Affiliates
--------------------------------------------------------------------------------
 Report By:                Full Facilities based conversion, Resale and UNE
--------------------------------------------------------------------------------
 Geographic Level:         Statewide
--------------------------------------------------------------------------------
 Measurable Standard:      (To be determined)

--------------------------------------------------------------------------------
 Business Rules:



-------------------------------------------------------------------------------
 Notes:                    .     Excludes the final bill to an end user and
                                 bills for an residual retail services provided by Nevada Bell to the end user
                           .     Availability of Nevada Bell Affiliate data for
                                 review will be determined by the NPUC.


================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 44 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Billing                                                   Measure 35
-------

Measurement:        Accuracy of Mechanized Bill Feed
================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             Measures the percentage of mechanized bill feeds that
                         are accurately passed to the CLEC in the reporting period.

                         Note: This data will be reported by CLECs. If no data received from CLEC, Nevada Bell will not report the measure.

--------------------------------------------------------------------------------
Method of Calculation:   (Total # of files that passed / Total # of files sent
                         in that reporting period) x 100


--------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------
Report Structure:        Individual CLECs, CLECs in the aggregate
--------------------------------------------------------------------------------
Report By:
--------------------------------------------------------------------------------
Geographic Level:        Statewide
--------------------------------------------------------------------------------
Measurable Standard:     Benchmark




--------------------------------------------------------------------------------
Business Rules:


--------------------------------------------------------------------------------
Notes:

================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 45 0F 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

 Performance Measures
 Report Requirements
================================================================================
 Database Updates                           Measure 36
-----------------

 Measurement:     Average Database Update Interval
================================================================================
 Area                      Requirement Description
--------------------------------------------------------------------------------
 Description:              Measures the average time to update database.

                           .     DA/Listings Database

--------------------------------------------------------------------------------
 Method of Calculation:    ((Completion Date & Time) - (Update Submission Date &
                           Time)) / Count of Updates Completed in Reporting
                           Period


--------------------------------------------------------------------------------
 Report Period:            Monthly
--------------------------------------------------------------------------------
 Report Structure:         Individual CLECs, CLECs in the aggregate, by Nevada
                           Bell (if analog applies) and by Nevada Bell
                           Affiliates
--------------------------------------------------------------------------------
 Report By:                .     Service Order generated updates
                           .     Direct gateway input

--------------------------------------------------------------------------------
 Geographic Level:         Statewide
--------------------------------------------------------------------------------
 Measurable Standard:      Parity for service order generated updates
                           Benchmark for direct gateway input updates (to be determined)



--------------------------------------------------------------------------------
 Business Rules:





--------------------------------------------------------------------------------
 Notes:                    .     CLECs reverse the right to request additional
                                 databases be included in this measure.
                           .     Availability of Nevada Bell Affiliate data for
                                 review will be determined by the NPUC.

================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 46 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Database Updates                                            Measure 37
----------------

Measurement:    Percent Database Accuracy
================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             Measures the percentage of database updates completed
                         without error.

                         .    911 Database

                         .    DA/Listings Database
--------------------------------------------------------------------------------
Method of Calculation:   ((Count of Updates Completed without error)/(Count of
                         Updates Completed)) x 100

--------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------
Report Structure:        Individual CLEC, CLECs in the aggregate, by Nevada
                         Bell (if analog applies) and by Nevada Bell Affiliates
--------------------------------------------------------------------------------
Report By:               DA/Listings:
                         .    Service Order generated updates
                         .    Direct gateway input
                         E911 Database
                         .    Service Order generated updates
                         .    Direct gateway input
--------------------------------------------------------------------------------
Geographic Level:        Statewide


--------------------------------------------------------------------------------
Measurable Standard:     Parity for service order generated updates
                         Direct Gateway Input (To be determined)


--------------------------------------------------------------------------------
Business Rules:          .    Excludes CLEC caused errors

--------------------------------------------------------------------------------
Notes:                   .    CLECs reserve the right to request additional
                              databases be included in this measure.
                         .    Availability of Nevada Bell Affiliate data for
                              review will be determined by the NPUC.
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 47 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599


  Performance Measures
  Report Requirements
  ==============================================================================
  Database Updates                           Measure 38
  ----------------

  Measurement:                E911/911 MS Database Update Average
================================================================================
Area                          Requirement Description
--------------------------------------------------------------------------------
Description:                  Measures the percentage of E911/911 database
                              updates completed within 48 hours.


--------------------------------------------------------------------------------
Method of Calculation:        (Number of records updated within 48 hours / Total
                              number of records updated) x 100



--------------------------------------------------------------------------------
Report Period:                Monthly
--------------------------------------------------------------------------------
Report Structure:             Individual CLECs, CLECs in the aggregate, by
                              Nevada Bell (if analog applies) and by Nevada Bell
                              Affiliates
--------------------------------------------------------------------------------
Report By:                    (To be determined)
--------------------------------------------------------------------------------
Geographic Level:             Statewide
--------------------------------------------------------------------------------
Measurable Standard:

                              Parity for service order generated updates

                              Direct gateway input (To be determined)


--------------------------------------------------------------------------------
Business Rules:



--------------------------------------------------------------------------------
Notes:                        .    Availability of Nevada Bell Affiliate data
                                   for review will be determined by the NPUC.
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 48 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599


  Performance Measures
  Report Requirements
  ==============================================================================
  Collocation                                Measure 39
  -----------

  Measurement:      Average Time to Respond to a Collocation Request
================================================================================
Area                          Requirement Description
--------------------------------------------------------------------------------
Description:                  Measures the average time Nevada Bell takes to
                              respond to a CLEC's collocation request.


--------------------------------------------------------------------------------
Method of Calculation:        Sum ((Request Response Date)-(Request submission
                              Date)) / Count of Requests submitted in Reporting
                              Period



--------------------------------------------------------------------------------
Report Period:                Monthly
--------------------------------------------------------------------------------
Report Structure:             Individual CLECs, CLECs in the aggregate and by
                              Nevada Bell Affiliates
--------------------------------------------------------------------------------
Report By:                    .    All Collocation
                                        .    Space Availability
                                        .    Price and Schedule Quote


--------------------------------------------------------------------------------
Geographic Level:             Statewide
--------------------------------------------------------------------------------
Measurable Standard:          Benchmark (to be determined)



--------------------------------------------------------------------------------
Business Rules:               .    Excludes orders canceled by CLEC



--------------------------------------------------------------------------------
Notes:
                              . Availability of Nevada Bell Affiliate data for review will be determined by the NPUC.
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 49 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Collocation                                                 Measure 40
-----------

Measurement:   Average Time to Provide a Collocation Arrangement
================================================================================
Area                          Requirement Description
--------------------------------------------------------------------------------
Description:                  Measures the average time it takes Nevada Bell to
                              complete (build) a collocation arrangement.


--------------------------------------------------------------------------------
Method of Calculation:        Sum((Date Collocation Arrangement is Complete)-
                              (Date Application for Collocation Arrangement is approved* by Nevada Bell))/ Total Number of
                              Collocation Arrangements Completed during the
                              Reporting Period

                              *"Approved" means Nevada Bell approves the application and receives, from CLEC, financial payment or bond.

--------------------------------------------------------------------------------
Report Period:                Monthly
--------------------------------------------------------------------------------
Report Structure:             Individual CLECs, CLECs in the aggregate and by
                              Nevada Bell Affiliates
--------------------------------------------------------------------------------
Report By:                    .  All Collocation
                                   .  New
                                   .  Augment


--------------------------------------------------------------------------------
Geographic Level:             Statewide
--------------------------------------------------------------------------------
Measurable Standard:          Benchmark (to be determined)





--------------------------------------------------------------------------------
Business Rules:               .  Excludes orders canceled by CLEC

--------------------------------------------------------------------------------
Notes:                        .  Availability of Nevada Bell Affiliate data for
                                 review will be determined by the NPUC.

================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 50 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Interfaces                                        Measure 41
----------

Measurement:             Percentage of Time Interface is Available
================================================================================
Area                          Requirement Description
--------------------------------------------------------------------------------
Description:                  Measures percent of time OSS interface is
                              available compared to scheduled availability.


--------------------------------------------------------------------------------
Method of Calculation:        ((Number of Scheduled System Available Hours) -
                              (Number of Unscheduled System Unavailable Hours))
                              / Scheduled System Available Hours) x 100

--------------------------------------------------------------------------------
Report Period:                Monthly
--------------------------------------------------------------------------------
Report Structure:             CLECs in the aggregate, by Nevada Bell (if analog
                              applies)
--------------------------------------------------------------------------------
Reported By:                  By interface type for all interfaces accessed by
                              CLECs (e.g., pre-ordering, ordering, and
                              maintenance)
--------------------------------------------------------------------------------
Geographic Level:             Statewide
--------------------------------------------------------------------------------
Measurable Standard:          Parity for systems used by both Nevada Bell and
                              CLEC

                              Benchmark for all other systems (to be determined)



--------------------------------------------------------------------------------
Business Rules:               .   Outage hours are obtained from outage reports
                              .   Any change requests for extended availability
                                  during the reporting period are added to the schedule hours.

--------------------------------------------------------------------------------
Notes:

================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 51 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599


Performance Measures
Report Requirements
================================================================================
Interfaces                                  Measure 42
----------

Measurement:         Average Notification of Interface Outages
================================================================================
Area                          Requirement Description
--------------------------------------------------------------------------------
Description:                  Measures the time it takes Nevada Bell to notify
                              the CLEC of an outage of an interface.


--------------------------------------------------------------------------------
Method of Calculation:        Sum((Date and time of Outage Notification to
                              CLECs)-(Date and time of Nevada Bell awareness of Interface Outage))/Total Number of Interface
                              Outages


--------------------------------------------------------------------------------
Report Period:                Monthly
--------------------------------------------------------------------------------
Report Structure:             Individual CLEC, CLECs in the aggregate, and by
                              Nevada Bell Affiliates
--------------------------------------------------------------------------------
Reported By:                  By interface type for all interfaces accessed by
                              CLECs
--------------------------------------------------------------------------------
Geographic Level:             Statewide
--------------------------------------------------------------------------------
Measurable Standard:          Standard - 97% in 15 minutes




--------------------------------------------------------------------------------
Business Rules:


--------------------------------------------------------------------------------
Notes:                        .   Availability of Nevada Bell Affiliate data
                                  for review will be determined by the NPUC.
================================================================================

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 52 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Performance Measures
Report Requirements
================================================================================
Interfaces                                        Measure 43
----------

Measurement:        Center Responsiveness
================================================================================
Area                     Requirement Description
--------------------------------------------------------------------------------
Description:             Measures the average time it takes Nevada Bell work
                         center to answer a call.

--------------------------------------------------------------------------------
Method of Calculation:   Sum (Date and Time of Call answer - Date and Time of
                         Call Receipt) / (Total calls answered by center))

--------------------------------------------------------------------------------
Report Period:           Monthly
--------------------------------------------------------------------------------
Report Structure:        CLECs in the aggregate, and by Nevada Bell (if analog
                         applies)
--------------------------------------------------------------------------------
Report By:
                         .  Nevada Bell Ordering Center
                         .  Nevada Bell Repair Center
--------------------------------------------------------------------------------
Geographic Level:        Statewide
--------------------------------------------------------------------------------
Measurable Standard:
                         Repair Centers
                           Parity
                         Benchmark for Ordering Centers
                                .  Standard - average 15 seconds



--------------------------------------------------------------------------------
Business Rules




--------------------------------------------------------------------------------
Notes:                   .  Measured by individual queue, if applicable, in each
                            Nevada Bell center.

================================================================================

              APPLICABILITY OF OTHER RATES, TERMS AND CONDITIONS

This appendix, and every interconnection, service and network element provided hereunder, shall be subject to all rates, terms and conditions contained in this Agreement or any other appendices or attachments to this Agreement which are legitimately related to such interconnection, service or network element; and all such rates, terms and conditions are incorporated by reference herein and as part of every interconnection, service and network element provided hereunder. Without limiting the general applicability of the foregoing, the following terms and conditions of the General Terms and Conditions are specifically agreed by the Parties to be legitimately related to, and to be applicable to, each interconnection, service and network element provided hereunder: definitions, interpretation and construction, notice of changes, general responsibilities of the

                                                   APPENDIX PERFORMANCE MEASURES
                                                                   PAGE 53 OF 53
                                             NEVADA BELL/PAC-WEST TELECOMM, INC.
                                                                          031599

Parties, effective date, term, termination, disclaimer of representations and warranties, changes in end user local exchange service provider selection, severability, intellectual property, indemnification, limitation of liability, force majeure, confidentiality, audits, disputed amounts, dispute resolution, intervening law and miscellaneous.

APPENDIX

PHYSICAL COLLOCATION

TABLE OF CONTENTS

 1.      GENERAL OFFERING ....................................................1

 2.      DEFINITIONS .........................................................1

 3.      APPLICATION .........................................................3

 4.      SPACE AVAILABILITY ..................................................3

 5.      PREMISES AND PREPARATION ............................................4

  5.6 Movement of Premises ...................................................6
      ------------------------------------------------------------------------

7

6.       TERM

7

7.       PREMISES CHARGES

 8.      BILLING ............................................................10

 9.      INTERCONNECTION CHARGES ............................................11

 10.     SERVICE COORDINATION ...............................................11

 11.     USE OF PREMISES ....................................................11

 12.     STANDARDS ..........................................................14

 13.     POWER ..............................................................16

 14.     OPERATIONAL RESPONSIBILITIES .......................................16

 15.     ASSIGNMENT .........................................................18

 16.     CASUALTY LOSS ......................................................18

 17.     RE-ENTRY ...........................................................19

 18.     LIMITATION OF LIABILITY ............................................19

 19.     INDEMNIFICATION OF NEVADA ..........................................21

 20.     SERVICES, UTILITIES, MAINTENANCE AND FACILITIES ....................21

 21.     SUCCESSORS BOUND ...................................................22

 22.     NOTICES ............................................................22

 23.     COMPLIANCE WITH LAWS ...............................................23

 24.     OSHA STATEMENT .....................................................23

 25.     INSURANCE ..........................................................23

 26.     PROTECTON OF SERVICE AND PROPERTY ..................................25

 27.     PURPOSE AND SCOPE OF THIS APPENDIX .................................27

 28.     MISCELLANEOUS ......................................................28

APPENDIX PHYSICAL COLLOCATION

1.       GENERAL OFFERING

1.1      This Appendix sets forth the descriptions and requirements for Physical

         Collocation that NEVADA offers and will provide to CLEC under this Agreement.

          1.2 Except where Physical Collocation is not practical for technical reasons or because of space limitations, NEVADA will provide Physical Collocation to CLEC in accordance with this Appendix for the purposes of interconnection to NEVADA pursuant to 47 U.S.C. Section 251(c)(2) and for obtaining access to NEVADA's unbundled network elements pursuant to 47 U.S.C. Section 251(c)(3). Physical Collocation shall be provided on a non-discriminatory basis, on a "first come, first-served" basis, and otherwise in accordance with the requirements of the Act (including 47 U.S.C. Section 25 1 (c)(6)), and applicable FCC rules thereunder.

     1.3 Unless contrary to the terms and conditions contained in this Appendix, the terms and conditions of this Agreement are incorporated herein by this reference and shall apply as if set forth herein.

2.       DEFINITIONS

2.1      CLEC Telecom Equipment

         The telecommunications equipment and ancillary telecommunications facilities that the CLEC is permitted to and does place in the Premises as allowed by this Appendix. "CLEC Telecom Equipment" includes telecommunications equipment necessary for interconnection to NEVADA or access to its unbundled network elements in accordance with the Act, applicable FCC rules, and paragraphs 579-582 of the FCC's First Report and Order, FCC 96-325, 11 FCC Rcd 15499 (1996) ("First Interconnection Order'). Such telecommunications equipment includes but is not limited to:

(a)      transmission equipment, such as optical terminating equipment and multiplexers;

          (b) equipment for the termination of basic transmission facilities pursuant to

         47 C.F.R. Sections 64.1401 and 64.1402 as of August 1, 1996;
         and

(c)      such additional telecommunications equipment that may be agreed to by

         NEVADA and CLEC, or designated in future FCC or Commission decisions. By way of example, "CLEC Telecom Equipment" includes remote switch modules ("RSMs") and monitoring equipment installed in the Premises to send data to CLEC's work center for analysis.

By way of further example and of limitation, equipment used to provide "information services" or "enhanced services" (as each is defined by applicable federal statutes and regulations) is not permitted to be placed by CLEC in the Premises or in the Eligible Structure, and thus are not included within "CLEC Telecom Equipment."

2.2      Eligible Structure

         The structure in which the Premises is located, and is:

(a)      a NEVADA tandem office, central office, or serving wire center; or

(b)      a building or similar structure owned or leased by NEVADA that houses its network facilities; or

(c)      a structure that houses NEVADA facilities on public rights-of-way,

         including, where space exists and it is not impractical for technical reasons and not prohibited or restricted by legal obligation, controlled environment vaults ("CEVs'~, huts, and cabinets

               (i) that serve as remote terminal sites and house NEVADA interoffice network facilities such a loop concentrators or multiplexers; and

                  (ii)     house interoffice network facilities.

2.3      Physical Collocation

         Physical Collocation is as defined in 47 C.F.R. Section 51.5.

2.4      Physical Collocation Arrangement

     Refers to a single, specific provision of Physical Collocation in a particular

         Premises.

2.5      Power
         Refers to any electrical power source for use in or used within the Premises or Eligible Structure.

2.6      Premises
         The space designated for CLEC's Physical Collocation arrangement.
2.7      Virtual Collocation
         Virtual Collocation is as defined in 47 C.F.R. Section 51.5.

3.       APPLICATION

          3.1 CLEC shall complete and submit, along with any application charge, the then standard NEVADA application for Physical Collocation. Such application and associated instructions can be found in NEVADA's "Collocation Services Handbook" (as defined in Section 12. 1 (b)).

3.2 If a request by CLEC for Physical Collocation or to place a specific piece of telecommunications equipment in an Eligible Structure is denied on the basis of that equipment, NEVADA shall prove to the Commission that such equipment is not "necessary" (as defined by the FCC) for interconnection to NEVADA or access to its unbundled network elements, or that Physical Collocation of such equipment is not practical for technical reasons or is not allowed due to legal obligations or restrictions.

4.       SPACE AVAILABILITY

         4.1 NEVADA is not required to provide Physical Collocation at a particular Eligible Structure if it demonstrates to the Commission that Physical Collocation is not practical for technical reasons or because of space limitations. In such cases, NEVADA will provide Virtual Collocation, except at points where NEVADA proves to the Commission that Virtual Collocation is not technically feasible. If Virtual Collocation is not technically feasible, NEVADA will provide other methods of interconnection and access to unbundled network elements to the extent technically feasible.

4.2 At the request of CLEC or direction of the Commission, NEVADA will submit to the Commission detailed floor plans or diagrams of any Eligible Structure where NEVADA claims that Physical Collocation is not practical because of space limitations, where such plans or diagrams exist. Where such plans or diagrams do not exist or when otherwise agreed, NEVADA and CLEC will either agree to an alternate method of addressing a NEVADA claim of space unavailability, or NEVADA will comply with the Commission's direction.

          4.3 NEVADA is not required to lease or construct additional space to provide for Physical Collocation when existing space has been exhausted. Moreover, NEVADA is not required to, nor shall this Appendix create any obligation or expectation, to relinquish used or forecasted space or facilities subject to the provisions hereof, or to undertake the construction of new quarters or to construct additions to existing quarters in order to satisfy any request for additional space or the placement of equipment or facilities, whether through an initial request for Physical Collocation or a subsequent request for more space in an Eligible Structure.

4.4 To the extent possible, NEVADA will make contiguous space available to CLEC if CLEC seeks to expand an existing Physical Collocation arrangement and such request meets NEVADA's non-discriminatory practices regarding efficient space utilization.

4.5 When planning renovations of existing Eligible Structures or constructing or leasing new Eligible Structures, NEVADA will take into account known projected demand for Collocation.

4.6 NEVADA may retain a limited amount of floor space for NEVADA's own specific future uses for a time period on terms no more favorable to NEVADA than those that apply to other telecommunications carriers, including CLEC, seeking to reserve Collocation space for their own future use. Except for space needed for switching equipment "turnaround" (e.g., the installation of new switching equipment to replace then-existing switching equipment), if any, NEVADA will relinquish any space held for future use before denying a request for Virtual Collocation on grounds of space limitations, unless NEVADA proves to the Commission that Virtual Collocation at that point is not technically feasible, including that space does not exist. In any such event, NEVADA and CLEC will attempt to reach a mutually agreeable alternative method of interconnection.
4.7 NEVADA may impose reasonable restrictions on its provision of additional unused space available for Collocation (so-called "warehousing") as described in paragraph 586 of the First Interconnection Order; provided, however, that NEVADA shall not set a maximum space limitation on CLEC unless NEVADA proves to the Commission that space constraints make such restrictions necessary.

5.       PREMISES AND PREPARATION

               5.1 NEVADA will construct the Premises in compliance with the Parties mutually agreed-upon design for cable holes, ground bars, doors, and convenience outlets.

         After CLEC has made the initial preparation payment required hereunder (with the application charge, if any, not considered a preparation payment, initial or otherwise), NEVADA agrees to pursue diligently the preparation of the Premises for use by CLEC.

5.2 NEVADA shall provide the following to CLEC no later than the "First Customer Meeting," which is described in the Collocation Services Handbook.

(a) non-architectural drawings depicting the location and dimensions of the Premises and any physical obstructions;
(b) Telephone Equipment drawings depicting the path with dimensions for CLEC outside plant fiber ingress/egress into the Eligible Structure and

          Premises, if CLEC fiber is to be brought to the Physical Collocation arrangement;

          (e) NEVADA or industry technical publication guidelines that impact the design of CLEC Telecom Equipment;

          (d) work restriction guidelines; (e) escalation process for NEVADA representatives (names, telephone numbers, escalation order) for any dispute or problem that might arise pursuant to CLEC's Physical Collocation;

          M- NEVADA contacts (name and telephone number) for the following areas,

          with CLEC to provide a list with counterparts for each such area:

                  (i)      Engineering

                  (ii)     Physical & Logical Security

                  (iii)    Provisioning

                  (iv)     Billing

                  (v)      Operations

                  (vi)     Site and/or Building Managers

5.3 NEVADA shall provide positive confirmation to CLEC when construction of CLEC Premises is underway. No later than the second meeting of CLEC and NEVADA representatives scheduled to address a Physical Collocation application ("Second Customer Meeting'% NEVADA shall notify CLEC of the scheduled completion and turnover dates, and shall provide CLEC the following: (a) drawings depicting the path, with dimensions, for CLEC's fiber ingress/egress into the Premise; and

               (b) power cabling connectivity information, including drawings, identifying the sizes and number of power feeders.

5.4 CLEC and NEVADA will complete an acceptance walk-through of the Premises prior to turning the Premises over to CLEC. Exceptions that are noted during this acceptance walk-through shall be corrected by NEVADA as soon as commercially reasonable after those exceptions are provided in writing, which exceptions shall be provided no more than 5. days after the walk through. The correction of these exceptions from CLEC's Physical Collocation request shall be at NEVADA's expense.

5.5 NEVADA shall ensure that the Premises and the Eligible Structure comply with all applicable fire and safety codes. The preparation shall be arranged by NEVADA in compliance with all applicable codes, ordinances, resolutions, regulations and laws.

5.6      Movement of Premises

 5.6.1 In the event that NEVADA determines it necessary for the Premises to be moved within the Eligible Structure or to another NEVADA structure where Physical Collocation is offered, CLEC is required to do so. In such an event, CLEC shall be responsible for the preparation of the new premises at the new location if such relocation arises from circumstances beyond the reasonable control of NEVADA, including condemnation or government order or regulation that makes the continued occupancy of the Premises or Eligible Structure uneconomical in NEVADA's sole judgment. Otherwise NEVADA shall be responsible for any such preparation.

 5.6.2 In the event that CLEC requests that the Premises be moved within the Eligible Structure or to another NEVADA structure where Physical Collocation is offered, NEVADA shall permit CLEC to relocate, subject to the availability of space and associated requirements. CLEC shall be responsible for all applicable charges associated with the move, including the reinstallation of the CLEC Telecom Equipment and the preparation of the new structure to which the Physical Collocation arrangement is to be moved.

 5.6.3 In either such event, the new premises shall be deemed the "Premises" hereunder and the new structure the "Eligible Structure."

5.7 NEVADA agrees to negotiate CLEC requests for diversity of fiber or power cabling on an Individual Case Basis ("ICB") basis.

5.8      Bathroom access will be provided where available in common areas.

5.9 NEVADA will contract for and perform the construction and preparation activities underlying the "Preparation Charge," including the "Common Charge," the "Premises Charge," and the "Subcontractor Charges," and any "Custom Work" charges, using same or consistent practices that are used by NEVADA for other construction and preparation work performed in the Eligible Structure.

                  (Each of capitalized phrases in the preceding set apart by quotation marks are defined in Section 7.)

                  5.9.1 Notwithstanding the above, NEVADA will permit CLEC to subcontract the construction of Physical Collocation arrangements with contractors approved by NEVADA, provided that NEVADA will not unreasonably withhold approval of contractors. Approval by NEVADA will be based on the same criteria NEVADA uses in approving contractors for its own purposes.

6.       TERM
         6.1 Unless otherwise terminated by CLEC providing sixty (60) days' written notice, any Physical Collocation arrangement hereunder shall terminate when and in the same manner that this Agreement terminates.
         6.2 Unless there are unusual circumstances, a Physical Collocation arrangement shall be established within the time frames provided in NEVADA's Tariff FCC No. 1, Section 18, as may be amended from time to time, which time frame is currently one hundred eighty (180) days in most cases. NEVADA will promptly notify CLEC upon completion of the preparation of the Premises and will permit CLEC's use thereof as soon as such arrangements are available.

          6.3 CLEC must place CLEC Telecom Equipment in the Premises and interconnect to

                  NEVADA's network or to its unbundled network elements within sixty (60) days after receipt of such notice. If CLEC fails to do so, NEVADA may, upon notice, terminate that Physical Collocation arrangement, and CLEC shall be liable in an amount equal to the unpaid balance of the charges due under and, further, shall continue to be bound by the provisions of this Appendix, the terms or context of which indicate continued viability or applicability beyond termination. For purposes of this Section, CLEC Telecom Equipment is considered to be interconnected when physically connected to NEVADA's network or a NEVADA unbundled network element for the purpose of CLEC providing a telecommunications service.

7.       PREMISES CHARGES

          7.1 The charges for a Physical Collocation arrangement in an Eligible Structure where interstate expanded interconnection is required to be provided pursuant to 47

          C.F.R. [two section symbols] 64.1401(a), 64.1401(b)shall be as set forth in Nevada's FCC Tariff No. 1, Section 18. To the extent that any of those charges are subject to appeal, the result of any such appeal shall be retroactively applied to any Physical Collocation arrangement ordered or provided under any such charge.

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

7.2 In the event that any CLEC Telecom Equipment that is to be placed in the Premises was not contemplated by that interstate tariff (which was based upon the requirements of 47 C.F.R. Section 64.1401), CLEC may be subject to additional charges
         under an ICB if NEVADA's costs of providing the necessary Premises requirements (eg., space, power, environmental, grounding) for any such CLEC Telecom Equipment is not recovered by those tariffed rates. Any ICB quote shall be included as part of the quote provided to the CLEC in response to its Physical Collocation application. To the extent that any such quote separately states a quote for subcontractor charges, such charges shall be subject to the true-up process contemplated in
         Section 7.3(f).

7.3 The charges for a Physical Collocation arrangement that is provided in an Eligible Structure not included in Section 7.1 ("Other Eligible Structure") shall be determined on Individual Case Basis ("ICB") in accordance herewith.

          (a) An ICB quote will be prepared and provided to CLEC after it submits an application for a Physical Collocation arrangement in an Other
          Eligible

                  Structure.

(b)      The quote shall consist of the following components:

(i)      monthly recurring charges; and
(ii)     the estimate of the one-time charge associated with preparing the

         Premises for Physical Collocation (the "Preparation Charge"),

         which will consist of two components: (A) the charge to CLEC associated with modifying the Eligible Structure to provide Physical Collocation ("Common Charge'% and (B) the charge associated with preparing the Premises ("Premises Charge"). Of the Preparation Charge, a separate amount will be estimated for total subcontractor charges ("Subcontractor Charges"); and

 (iii) any custom work charge needed to create or vacate an entrance facility for CLEC ("Custom Work").

     (c) CLEC will have sixty-five (65) business days in which to either accept or reject NEVADA's quote.

          (d) Prior to any NEVADA obligation to start any preparation of the Premises,

         CLEC shall pay NEVADA fifty percent (50%) of the quoted Premises

         Charge, fifty percent (50%) of the quoted Common Charges, and eighty five percent (85%) of any quoted Custom Work charge. Such amounts shall be due no later than ten (10) business days after the CLEC accepts the ICB quote. If such amounts are not received, the acceptance is deemed void and shall be treated as having not been given.

         The remainder of the quoted Premises Charge, the quoted Common Charge, and any quoted Custom Work charge are due from CLEC before NEVADA has any obligation to permit CLEC to occupy the Premises.

         NEVADA will not permit CLEC to have access to the Premises for any purpose other than inspection until NEVADA is in receipt of complete payment of all quoted non-recurring charges due hereunder.

         Within one hundred twenty (120) days of the completion date of the Premises, NEVADA will perform a true-up of all Subcontractor Charges using the actual amounts billed by subcontractors. Any amounts charged above the Subcontractor Charges will be billed to CLEC or, alternatively, any amount below such Charges will be remitted to CLEC.

         (i)      Subject to an appropriate non-disclosure agreement, NEVADA will permit CLEC to inspect supporting documents for the Preparation Charge, including the Common Charge if CLEC is the "initial physical collocator" (as such phrase used herein), the Premises Charge, and any Custom Work charge. Any dispute regarding such NEVADA charges will be subject to the dispute resolution provisions outlined in the General Terms and Conditions of this Agreement.

(g)      The first carrier to which NEVADA provides Physical Collocation in a particular Other Eligible Structure shall be responsible for all costs incurred by NEVADA associated with the preparation of that Eligible Structure to provide Physical Collocation in the space where Physical Collocation is to be located ("Initial Common Charge"). Thereafter the Initial Common Charge will be prorated and the prorated share refunded to the previous physical collocator(s) if and as additional carriers use Physical Collocation in that same Other Eligible Structure within twelve (12) months of the first billing date of the initial monthly recurring charge for the first physical collocator in that Other Eligible Structure, using the following schedule:

          Collocator                Initial Common Charge                       Refund
          1st                                100%                               NA
          2nd                                50%                                50%
          3rd                                33 1/3%                            162/3%
          4th                                25%                                   8 1/3%
          5th and beyond                     0%                                    0%

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

                           To the extent that a physical collocator uses a space other than such initial space, NEVADA shall refund to CLEC the portion of the Initial Common Charge applicable to such collocator based on the relative use of such initial space in a manner consistent with the above methodology and other terms of this Appendix. CLEC will be charged in accordance with the above (e.g., if CLEC is first collocator, if CLEC is second collocator).

          (h) No interest will be paid on any refund. Refunds shall be based on the

                           Initial Common Charge actually paid by the first physical collocator and, similarly, the Initial Common Charge paid by subsequent collocators.

          (i) Notwithstanding any other provision hereof, NEVADA shall have no obligation to refund any amount that would result in NEVADA being unable to retain the full amount of the Initial Common Charge or to refund any amount based upon charges not actually collected.

          The monthly recurring charge(s) in an Other Eligible Structure may be increased upon thirty (30) days' notice by NEVADA.

         7.4 In the event that CLEC materially breaches this Appendix by purporting to terminate the Physical Collocation arrangement after NEVADA has begun preparation of the Premises but before NEVADA has been paid the entire nonrecurring amounts due under this Appendix, then in addition to any other remedies that NEVADA might have, CLEC shall be liable in the amount equal to the non-recoverable costs less estimated net salvage. Non-recoverable costs include, as applicable, the non-recoverable cost of equipment and material ordered, provided or used; trued-up Subcontractor Charges, the non-recoverable cost of installation and removal, including the costs of equipment and material ordered, provided or used; labor, transportation and any other associated costs.

         7.5 The monthly recurring charge(s) shall begin to apply no later than the date that NEVADA sends written notice to CLEC that NEVADA has completed the preparation of the Premises, including to the extent possible in light of the failure by CLEC to complete its work (eg., late in providing a fiber optic cable to pull into the Eligible Structure). The fact that NEVADA may have additional work to perform after CLEC does complete its work shall not bar the start of such charges.

8.       BILLING

         8.1      Payment of any amount charged hereunder shall be due thirty
                  (30) days from the billing date. NEVADA may change its billing date practices upon thirty (30) days notice to CLEC.

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

         8.2 In the event that any charge is not paid when due, the unpaid amounts shall bear interest in accordance with the terms and conditions set forth in NEVADA's intrastate tariff late payment provision(s) applicable to access services, or the highest rate permitted by law, whichever is lower, from the due date until paid.

9.       INTERCONNECTION CHARGES

         9.1 Charges for interconnection shall be as set forth in this Agreement and any applicable NEVADA tariffs.
         9.2 NEVADA shall provide an Expanded Interconnection Service Cross Connect ("EISCT") or applicable point-of-access cross connects for intraoffice cross connects (described in Appendix UNE) as requested by CLEC to meet CLEC's need for placement of CLEC Telecom Equipment, interconnection, or provision of telecommunications service. CLEC requests for cross connects at transmission rates not specified in Appendix UNE are subject to the bonafide request process described therein.
         9.3 CLEC shall have the right, at the point of termination for the cross connect, to assign the tie pair facilities and the channels on CLEC Telecom Equipment located within the premises, under CLEC's control, that are used for telecommunications service in the Physical Collocation arrangement.

10.      SERVICE COORDINATION

         Transferring CLEC interconnection from NEVADA's current access service transport or entrance facilities to cross connects will be accomplished within a mutually agreed-upon time frame; however, to ensure a smooth transition from such access services to point of access cross connects, CLEC must provide forecasts of its future needs for cross connect capacity on a Premises-by-Premises basis at least ninety (90) days in advance of CLEC's desired transition date.

11.      USE OF PREMISES

         11.1 The Premises are to be used by CLEC for purposes of placing CLEC Telecom Equipment for the purposes of interconnecting with NEVADA under 47 U.S.C. Section 251(c)(2), or obtaining access to its unbundled network elements under 47 U.S.C.
                  Section 251(c)(3). Equipment used to provide "information services" or "enhanced services" (as each is defined by applicable federal statutes and regulations) is not permitted to be placed by CLEC in the Premises or in the Eligible Structure. CLEC shall not use the Premises for office, retail, or sales purposes. No signage or markings of any kind by CLEC shall be permitted on the Eligible Structure or on the grounds surrounding the Eligible Structure.

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

 11.2 A list of all of CLEC Telecom Equipment that will be placed within the Premises shall be set forth on the CLEC's Physical Collocation application, which includes associated power requirements, floor loading, and heat release of each piece of CLEC Telecom Equipment. CLEC wan-ants and represents that the Physical Collocation application contains a complete and accurate list of such. CLEC Telecom Equipment, and acknowledges that any incompleteness or inaccuracy would be a breach of this Appendix. CLEC shall not place or leave any other equipment or facilities within the Premises without the express written consent of NEVADA.

 11.3 In the event that subsequent to the submission of the Physical Collocation application and its list of CLEC Telecom Equipment with the required technical information, CLEC desires to place in the Premises any telecommuni cations equipment or such ancillary telecommunications facilities not so set forth in the Physical Collocation application, CLEC shall furnish to NEVADA a new Physical Collocation application to cover such equipment or facilities. Thereafter, consistent with its obligations under the Act and applicable FCC and Commission rules, orders, and awards, NEVADA may provide such written consent- or may condition any such consent on additional charges arising from the-request; including any engineering design charges and any additional requirements such aspower and environmental requirements for such requested telecommunications equipment and/or facilities. Upon the execution by both NEVADA and CLEC of a final list and description and receipt by NEVADA of payment of any applicable non-recurring charges, the Physical Collocation arrangement shall be deemedto have been amended and such requested telecommunications equipment and/or facilities shall be included within "CLEC Telecom Equipment."

 11.4 CLEC may use the Premises for placement of CLEC Telecom Equipment only. CLEC's employees, agents and contractors shall be permitted access- to-the Premises at all reasonable times, provided that CLEC's employees, agents: and contractors comply with NEVADA's policies and practices pertaining. to-- fire and security. CLEC agrees to comply promptly with all laws, ordinances and regulations affecting the use of the Premises.

 11.5 Other than the security restrictions described herein, NEVADA shall place no restriction on access to CLEC's Premises by CLECs employees and desi gnated Such space shall be available to CLEC designated agents twenty-four (24) hours per day each day of the week. NEVADA will not impose unreasonable security restrictions for the Eligible Structure, including the Premises.

 11.6 Upon the expiration of a Physical Collocation arrangement, CLEC shall surrender the Premises to NEVADA, in the same condition as when first occupied by CLEC, ordinary wear and tear excepted.

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

 11.7 CLEC Telecom Equipment, CLEC operating practices, or other activities or conditions attributable to CLEC that represent a significant demonstrable technical threat to NEVADA's network, equipment, or facilities, including the Eligible Structure, or to the network, equipment, or facilities of any person or entity located in the Eligible Structure, are strictly prohibited.

 11.8 Notwithstanding any other provision hereof, the characteristics and methods of operation of any equipment, facilities or any other item placed in the Premises shall not interfere with or impair service over NEVADA's network, equipment, or facilities, or the network, equipment, or facilities of any other person or entity located in the Eligible Structure; create hazards for or cause damage to those networks, equipment, or facilities, the Premises, or the Eligible Structure; impair the privacy of any communications carried in, from, or through the Eligible Structure; or create hazards or cause physical harm to any person, entity, or the public. Any of the foregoing events would be a material breach of this Appendix.

 11.9 NEVADA will permit CLEC to interconnect the CLEC Telecom Equipment with other telecommunications carriers Collocating in the Eligible Structure; provided, however, that any CLEC Telecom Equipment is also used for interconnection with NEVADA or for access to its unbundled network elements. NEVADA will provide such connection between CLEC and such other Collocating telecommunication carriers via cage-to-cage cross connections and any necessary Digital Cross Connect ("DCSS") or other telecommunications equipment at CLEC's expense, unless NEVADA permits one or more of the Collocating carriers to provide this connection for themselves. NEVADA need not permit CLEC or other collocating telecommunications carriers to place its own connecting transmission facilities within the Eligible Structure outside of the Premises. Rates for cage-to-cage connections are as described in Appendix PRICING.

 11.10 Subject to the limitations and restrictions of this Appendix, CLEC may place or install in or on the Premises such fixtures and unpowered facilities as it shall deem desirable for the conduct of business. Personal property, fixtures and unpowered facilities placed by CLEC in the Premises shall not become a part of the Premises, even if nailed, screwed or otherwise fastened to the Premises, but shall retain their status as personal property and may be removed by CLEC at any time. Any damage caused to the Premises by the removal of such property shall be repaired at CLEC's expense.

     11. 11 In no case shall CLEC or any person or entity purporting to be acting through or on behalf of CLEC make any- rearrangement, modification, improvement, addition, repair, or other alteration to the Premises or the Eligible Structure without the advance written permission and direction of NEVADA. NEVADA

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

shall consider a modification, improvement, addition, repair, or other alteration requested by CLEC, provided that NEVADA shall have the right to reject or modify any such request. NEVADA will perform any such construction, and the associated cost shall be paid by CLEC in accordance with NEVADA's thenstandard custom work order process.

12.      STANDARDS

     12.1 This Appendix and the Physical Collocation provided hereunder is made available subject to and in accordance with the:

(a       Bellcore Network Equipment Building System (NEBS) Generic

         Requirements (GR-63-CORE and GR-1089-CORE) and any successor document(s), including as such may be modified at any time and from time to time and such modifications are adopted and followed by NEVADA, and then where and how adopted and followed by NEVADA ("NEBS Standards");

 (b) NEVADA's Collocation Services Handbook dated March 5, 1996, and any successor document(s), as may be modified from time to time as set forth below ("Collocation Services Handbook");

(c)      NEVADA's "Central Office Equipment Installation and Job Acceptance

         Handbook" followed in installing network equipment, and facilities within NEVADA central offices and any successor document(s), as may be modified from time to time as set forth below ("IJAH"); and

          (d) any statutory and/or regulatory requirements in effect at the time of the submission of the Physical Collocation application or that subsequently become effective and then when effective.

CLEC shall strictly observe and abide by each.

 12.2 The Collocation Services Handbook and the IJAH are attached hereto and, along with the NEBS Standards, are incorporated herein by this reference. CLEC may obtain a copy of the NEBS Standards by contacting Bell Communications Research, Inc. at 1-800-421-2674.

     12.3 If the Collocation Services Handbook, the IJAH, or Emergency are modified from the attached, the following shall apply:

         (a) If a modification is made after the date on which CLEC has or orders a Physical Collocation arrangement, NEVADA shall provide CLEC with those modifications.or with revised versions of such, listing or noting the modifications as appropriate. Any such modification shall become effective and thereafter applicable under this Agreement thirty (30) days after such amendment is released by NEVADA, except for those specific amendments to which CLEC objects to within thirty (30) days of receipt, providing therewith an explanation for each such objection. The Parties shall pursue such objections informally with each other and, if not resolved within forty-five (45) days, either Party will have fourteen (14) days to invoke the dispute resolution procedures applicable to this Agreement. If neither Party invokes those procedures, the modification is deemed effective and applicable.

          (b) If a modification is made after this Appendix becomes part of an effective

         "Statement of Generally Available Terms and Conditions" or similar document for NEVADA (and the modification has not been included in a change to that "Statement" or this Appendix), then NEVADA will provide CLEC with a copy of such modifications or the most recent version or revision of the particular document promptly after receipt of CLEC's physical collocation application. Any CLEC objection to those modifications must be received by NEVADA by the thirtieth (30th) day after their receipt by CLEC or the date, whichever is later. Thereafter, the same process and procedure (including timelines) for resolving any objection made under Section 12.3(a) shall apply.

(c)      Notwithstanding Sections 17.3(a) and/or (b), any modification made to address situations potentially harmful to NEVADA's or another's network, equipment, or facilities, the Eligible Structure, the Premises, or to comply with statutory or regulatory requirements shall become effective immediately and shall not be subject to objection. NEVADA will immediately notify CLEC of any such modification.

The terms and conditions expressly set forth in this Appendix shall control in the event of an irreconcilable conflict with the Collocation Services Handbook and the IJAH, or the NEBS Standards (including any modification to any of them that can be objected to under this Section 12.3, regardless of whether CLEC objected to such modification pursuant to Section 12.2). Notwithstanding the immediately preceding, modifications that are governed by Section 12.3(c) shall apply regardless of any conflict or inconsistency with any other term or condition governing a Physical Collocation arrangement unless contrary to law.

          12.4 CLEC warrants and represents compliance with the NEBS Standards for each item of the CLEC Telecom Equipment. CLEC also warrants and represents that any other telecommunications equipment or ancillary telecommunications facilities that may be placed in the Premises as permitted hereunder or otherwise shall be so compliant. DISCLOSURE OF ANY NON-COMPLIANT

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

EQUIPMENT OR FACILITIES TO NEVADA IN A PHYSICAL COLLOCATION APPLICATION OR OTHERWISE SHALL NOT QUALIFY THIS ABSOLUTE CERTIFICATION IN ANY MANNER.

13.      POWER

          13.1 Unless otherwise expressly agreed in writing, NEVADA will provide all Power to the Premises, the CLEC Telecom Equipment, and any other powered equipment or facilities placed in the Premises. CLEC is not permitted to, and will not, place any AC or DC power-generating or power-storing devices (including, for example, generators and back-up batteries) in the Premises, Eligible Structure, or other NEVADA property.

          13.2 Power will support CLEC Telecom Equipment at the specified DC and AC voltages. At a minimum, the Power and NEVADA's associated performance, availability, restoration, and other operational characteristics shall be at parity with that provided to NEVADA's substantially similar telecommunications equipment unless otherwise mutually agreed in writing.

14.      OPERATIONAL RESPONSIBILITIES

 14.1 CLEC and NEVADA are each responsible for providing to the other contact numbers for technical personnel who are readily accessible twenty- four
         (24) hours a day, seven (7) days a week.

 14.2 CLEC and NEVADA are each responsible for providing trouble report status or any network trouble of problems when requested by the other.

 14.3 NEVADA shall provide an interconnection point or points, physically accessible by both NEVADA and CLEC (typically a NEVADA manhole) at which a CLEC fiber optic cable can enter the Eligible Structure, provided that NEVADA will designate interconnection points as close as reasonably possible to the Eligible Structure. NEVADA will provide at least two such interconnection points at each Eligible Structure where there are at least two entry points for NEVADA's cable facilities and at which space is available for new facilities in at least two of those entry points. CLEC is responsible for bringing its fiber optic cable to an accessible point outside of the Eligible Structure designated by NEVADA, and for leaving sufficient cable length in order for NEVADA to fully extend such CLECprovided cable to the Premises.

          14.4 NEVADA will not require CLEC to bring its own transmission facilities to the Eligible Structure in which CLEC seeks to Collocate.

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

14.5 Where existing space is available in the entrance facilities or equivalent for the Eligible Structure, NEVADA will permit intercon nection by copper or coaxial cable if CLEC can prove to the Commission that no harm can be caused to NEVADA's network or networks of other interconnecting carriers.

          14.6 Upon request by CLEC, NEVADA will permit interconnection by microwave transmission facilities under an ICB arrangement.

14.7 Regeneration of either DS- I or DS-3 signal levels may be provided by CLEC or NEVADA under its then-standard custom work order process, including payment requirements prior to the installation of the regeneration equipment.

14.8 CLEC is responsible for removing any equipment, facilities, fixtures, personal property or other items, including the CLEC Telecom Equipment, that it brings into the Premises. If CLEC fails to remove such from the Premises within thirty (30) days after discontinuance of use, NEVADA may perform the removal and shall charge CLEC for any materials used in any such removal, and the time spent on such removal at the then-applicable hourly rate for custom work. Further, in addition to the other provisions herein, CLEC shall indemnify and hold NEVADA harmless from any and all claims, expenses, fees, or other costs associated with any such removal by NEVADA.

14.9 CLEC is solely responsible for the design, engineering, testing, performance, and maintenance of the CLEC Telecom Equipment used by CLEC in the Premises.

         CLEC is also responsible for servicing, supplying, repairing, installing and maintaining the following facilities within the
         Premises:

         (a)      its fiber optic cable(s);

         (b)      its CLEC Telecom Equipment;

          (c) required point of termination cross-connects; (d) point of termination maintenance, including replacement of fuses and circuit breaker restoration, if and as required; and

          (e) the connection cable and associated equipment which may be required within the Premises to the point(s) of termination.

         NEVADA BELL NEITHER ACCEPTS NOR ASSUMES ANY RESPONSIBILITY WHATSOEVER IN ANY OF THESE AREAS.

          14. 10 NEVADA will allow CLEC to select its own vendors for all required engineering and installation services associated with the CLEC Telecom Equipment (e.g.,

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

NEVADA shall not require CLEC to use NEVADA's internal engineering or installation work forces for the engineering and installation of the CLEC Telecom Equipment). Installation of the CLEC Telecom Equipment in the Premises must nevertheless comply with NEVADA's Installation and Job Acceptance Handbook.

 14.11 Each Party is responsible for immediate verbal notification to the other of significant outages or operations problems which could impact or degrade that other's network, equipment, facilities, or services, and for providing an estimated clearing time for restoration. In addition, written notification must be provided within twenty-four (24) hours.

     14.12 CLEC is responsible for coordinating with NEVADA to ensure that services are installed in accordance with a service request.

 14-13 CLEC is responsible for testing, to identify and clear a trouble when the trouble has been isolated to inside the Premise, or to any piece of CLEC Telecom Equipment, or any other CLEC-provided facility or piece of equipment. If NEVADA testing is also required, it will be provided at charges specified in NEVADA's tariff PSCN C, Section 13.

15.      ASSIGNMENT

CLEC shall not assign or otherwise transfer any Physical Collocation arrangement provided under this Appendix, neither in whole nor in part, or permit the use of any part of the Premises by any other person or entity, without the prior written consent of NEVADA. Any purported assignment or transfer made without such consent shall be voidable at the option of NEVADA. CLEC shall not permit any third party to jointly occupy the Premises.

16,      CASUALTY LOSS

 16.1 If the Eligible Structure or the Premises are damaged by fire or other casualty, and:

(a)      the Premises are not rendered untenantable in whole or in part, NEVADA shall repair the same at its expense (as herein limited) and the recurring charges shall not be abated, or

(b)       the Premises are rendered untenantable in whole or in part and such damage or destruction can be repaired within ninety (90) days, NEVADA has the option to repair the Premises at its expense (as herein limited) and the recurring charges, shall be proportionately abated to the extent and while CLEC was deprived of the use. If the Premises cannot be repaired within ninety (90) days, or NEVADA opts not to rebuild, then the Physical

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

                  Collocation arrangement provided in the Premises shall (upon notice to CLEC within thirty (30) days following such occurrence) terminate as of the date of such damage.

 16.2 Any obligation on the part of NEVADA to repair the Premises shall be limited to repairing, restoring and rebuilding the Premises as originally prepared for CLEC and shall not include any obligation to repair, restore, rebuild or replace any alterations or improvements made by CLEC or by NEVADA on request of CLEC; any CLEC Telecom Equipment; or other facilities or equipment located in the Premises by CLEC or by NEVADA on request of CLEC.

 16.3 In the event that the Eligible Structure shall be so damaged by fire or other casualty that closing, demolition or substantial alteration or reconstruction thereof shall, in NEVADA's opinion, be advisable, then, notwithstanding that the Premises may be unaffected thereby, NEVADA, at its option, may terminate any Physical Collocation arrangement in that Eligible Structure by giving CLEC ten (10) days prior written notice within thirty (30) days following the date of such occurrence, if at all possible.

17.

 17.1 Unless otherwise set forth herein, if CLEC shall default in performance of any term or condition herein, and the default shall continue for thirty (30) days after receipt of written notice, or if CLEC is declared bankrupt or insolvent or makes an assignment for the benefit of creditors, NEVADA may, immediately or at any time thereafter, without notice or demand, enter and repossess the Premises, expel CLEC and any claiming under CLEC, remove any CLEC Telecom Equipment and any other items in the Premises, forcibly if necessary, and thereupon such Physical Collocation arrangement shall terminate, without prejudice to any other remedies NEVADA might have. NEVADA may exercise this authority on a Premises-byPremises basis.

 17.2 NEVADA may also refuse additional applications for collocation and/or refuse to complete any pending orders for additional space or collocation by CLEC at any time thereafter.

18.      LIMITATION OF LIABILITY

 18.1 With respect to any claim or suit -for damages arising in connection with the mistakes, omissions, interruptions, delays or errors, or defects in transmission occurring in the course of furnishing service hereunder, the liability of NEVADA, if any, shall not exceed an amount equivalent to the proportionate monthly charge to CLEC for the period during which such mistake, omission, interruption, delay, error, or defect in transmission or service occurs and continues. However, any such mistakes, omissions, interruptions, delays, errors, or defects in transmission or service which are caused or contributed to by the negligence or willful act of CLEC or which arise in connection with the use of CLEC-provided facilities or equipment shall not result in the imposition of any liability whatsoever upon NEVADA.

 18.2 Neither Party shall be responsible to the other for any indirect, special, consequential, lost profit, or punitive damages, whether in contract or tort.

 18.3 Each Party shall be indemnified and held harmless by the other against claims and damages by any third party arising from provision of the other Party's services or equipment except those claims and damages directly associated with the provision of services to the other Party which are governed by the provisioning Party's applicable tariffs.

 18.4 Neither Party shall have any liability whatsoever to the customers of the other Party for claims arising from the provision of the other Party's service to its customers, including claims for interruption of service, quality of service or billing disputes.

 18.5 The liability of either Party for its willful misconduct, if any, is not limited by this Appendix. With respect to any other claim or suit, by a customer or by any others, for damages associated with the installation, provision, preemption, termination, maintenance, repair or restoration of service, NEVADA's liability, if any, shall not exceed an amount equal to the proportionate monthly charge for the affected period.

 18.6 NEVADA shall not be liable for any act or omission of any other carrier or customer providing a portion of a service, nor shall NEVADA for its own act or omission hold liable any other carrier or customer providing a portion of a service.

 18.7 When CLEC is provided Physical Collocation under this Appendix, NEVADA shall be indemnified, defended and held harmless by CLEC against any claim, loss or damage arising from CLEC's use of NEVADA's Premises provided under this Appendix, involving:

(a) claims for libel, slander, invasion of privacy, or infringement of copyright arising from the customer's own communications;

          (b) claims for patent infringement arising from the customer's acts combi i g or using the service furnished by NEVADA in connection with facilities or equipment furnished by the customer; or

     (c) all other claims arising in connection with any act or omission of CLEC in the course of using Physical Collocation provided pursuant to this Appendix.

          18.8 CLEC acknowledges and understands that NEVADA may provide space in or access to the Eligible Structure to other persons or entities ("Others"), which may include competitors of CLECs; that such space or access may be close to the Premises, possibly including space adjacent to the Premises and/or with access to the outside of the Premises; and that any cage placed around the Premises is a permeable boundary that will not prevent the Others from observing or even damaging CLECs equipment and facilities. In addition to any other applicable limitation, NEVADA shall-have absolutely no liability with respect to any action or omission by any Other, regardless of the degree of culpability of any such Other or NEVADA, and regardless of whether any claimed NEVADA liability arises in tort or in contract. CLEC shall save and hold NEVADA harmless from any and all costs, expenses, and claims associated with any such acts or omission by any Other acting for, through, or as a result of CLEC.

19.      INDENMFICATION OF NEVADA

         In addition to any other provision hereof or of this Agreement, CLEC agrees to indemnify, defend and save harmless NEVADA (including its officers, directors, employees, and other agents) from any and all claims, liabilities, losses, damages, fines, penalties, costs, attorney's fees or other expenses of any kind, arising in connection with CLEC's use of the Premises, conduct of its business or any activity, in or about the Premises, performance of any terms of this Appendix, or any act or omission of CLEC (including its officers, directors, employees, agents, contractors, servants, invitees, or licensees). Defense of any claim shall be reasonably satisfactory to NEVADA.

20.      SERVICES, UTILITIES, MAINTENANCE AND FACILITIES

 20.1 NEVADA shall maintain for the Eligible Structure customary building services, utilities (excluding telephone facilities), including janitor and elevator services, 24 hours a day.

 20.2 At CLEC's request, NEVADA shall provide business telephone service with a connection jack from NEVADA in the Premises subject to applicable NEVADA tariffs including charges thereof. Upon CLEC's request, sufficiently in advance, such service shall be available at Premises on the day that the space is turned over to CLEC by NEVADA.

 20.3 NEVADA will provide negative DC and AC power, back-up power, lighting, ventilation, heat, air conditioning and other environmental conditions necessary for the CLEC Telecom Equipment in the same manner and at the same standar 0 telephone of any emergency power activity that would impact CLEC Telecom Equipment.

23.      COMPLIANCE WITH LAWS

CLEC and all persons and entities acting through or on behalf of CLEC shall comply with the provisions of the Fair Labor Standards Act, the Occupational Safety and Health Act, and all other applicable federal, state, county, and local laws, ordinances, regulations and codes (including identification and procurement of required permits, certificates, approvals and inspections) in its performance hereunder. CLEC further agrees during the term of any Physical Collocation arrangement to comply with all applicable Executive and Federal regulations.

24.      OSHA STATEMENT

CLEC, in recognition of NEVADA's status as an employer, agrees to abide by and to undertake the duty of compliance on behalf of NEVADA with all federal, state and local laws, safety and health regulations relating to the Premises which CLEC has assumed the duty to maintain pursuant to this Appendix, and to indemnify and hold NEVADA harmless for any judgments, citations, fines, or other penalties which are assessed against NEVADA as the result of CLEC's failure to comply with any of the foregoing.

NEVADA, in its status as an employer, shall comply with all federal, state and local laws, safety and health standards and regulations with respect to the structure and those other portions of the Premises which NEVADA has agreed to maintain pursuant hereto.

25.      INSURANCE

 25.1 CLEC shall, at its sole cost and expense procure, maintain, pay for and keep in force the following insurance coverage and any additional insurance and/or bonds required by law and underwritten by insurance companies having a BEST Insurance rating of A+Vl1 or better, and which is authorized to do business in the State of Nevada. NEVADA shall be named as an ADDITIONAL INSURED on general liability policy.

 25.1.1 Comprehensive General Liability insurance including Products/Completed Operations Liability insurance including the Broad Form Comprehensive General Liability endorsement (or its equivalent(s)) with a Combined Single limit for Bodily Injury and Property Damage of $1 million. Said coverage shall include the contractual, independent contractors products/completed operations, broad form property, personal injury and fire legal liability.

25.1.2 If use of an automobile is required or if CLEC is provided or otherwise allowed parking space by NEVADA in connection with Physical

Collocation provided under this Appendix, automobile liability insurance with minimum limits of $1 million each accident for Bodily Injury, Death and Property Damage combine. Coverage shall extend to all owned, hired and non-owned automobiles. CLEC hereby waives any rights of recovery against NEVADA for damage to CLEC's vehicles while on the grounds of the Eligible Structure and CLEC will hold NEVADA harmless and indemnify it with respect to any such damage or damage to vehicles of CLEC's employees, contractors, invitees, licensees or agents.

 25.1.3 Workers' Compensation insurance with benefits afforded in accordance with the laws of the state of Nevada.

25.1.4 Employer's Liability insurance with minimum limits of $100,000 for bodily injury by accident, $100,000 for bodily injury by disease per employee and $500,000 for bodily injury by disease policy aggregate.

               25.1.5 Umbrella/Excess liability coverage in an amount of $5 million excess of coverage specified above.


25.1.6 All Risk Property coverage on a full replacement cost basis insuring all of CLEC's personal property situated on or within the Eligible Structure or the Premises. CLEC releases NEVADA from and waives any and all right of recovery, claim, action or cause of action against NEVADA, its agents, directors, officers, employees, independent contractors, and other representatives for any loss or damage that may occur to equipment or any other personal property belonging to CLEC or located on or in the space at the instance of CLEC by reason of fire or water or the elements or any other risks would customarily be included in a standard all risk casualty insurance policy covering such property, regardless of cause or origin, including negligence of NEVADA, its agents, directors, officers, employees, independent contractors, and other representatives. Property insurance on CLECs fixtures and other personal property shall contain a waiver of subrogation against NEVADA, and any rights of CLEC against NEVADA for damage to CLEC's fixtures or personal property are hereby waived.

 25.2 CLEC may also elect to purchase business interruption and contingent business interruption insurance, knowing that NEVADA has no liability for loss of profit or revenues should an interruption of service occur that is attributable to any Physical Collocation arrangement provided under this Appendix.

25.3 The limits set forth in this Section may be increased by NEVADA from time to time during the term of a Physical Collocation arrangement to at least such minimum limits as shall then be customary in respect of comparable situations within the existing NEVADA structure.

               25.4 All policies purchased by CLEC shall be deemed to be primary and not contributing to or in excess of any similar coverage purchased by NEVADA.

 25.5 All insurance must be in effect on or before occupancy date and shall remain in force as long as any of CLEC's Telecom Equipment or other CLEC facilities or equipment remain within the Premises or the Eligible Structure. If CLEC fails to maintain the coverage, NEVADA may pay the premiums thereon and, if so, shall be reimbursed by CLEC.

 25.6 CLEC shall submit certificates of insurance and policy binders reflecting the coverages specified above prior to, and as a condition of, NEVADA's obligation to turn over the Premises to CLEC or to permit any CLEC-designated subcontractors into the Eligible Structure pursuant to Section 5.9.1. CLEC shall arrange for NEVADA to receive thirty (30) days advance written notice from CLEC's insurance company(ies) of cancellation, non-renewal or substantial alteration of its terms.

 25.7 CLEC must also conform to recommendations made by NEVADA's Property Insurance Company, if any, unless a recommendation is also applicable to NEVADA and NEVADA does not so conform in the Eligible Structure where the Premises is located.

               25.8 Failure to comply with the provisions of this "Insurance"
                    Section will be deemed a material violation of this Appendix.

26.      PROTECTON OF SERVICE AND PROPERTY

 26.1 For the purpose of notice permitted or required by this Appendix, each Party shall provide the other Party a Single Point of Contact ("SPOC") available twenty-four (24) hours a day, seven (7) days a week.

26.2     Except as may otherwise be provided:

(a)      NEVADA and CLEC shall each exercise reasonable care to prevent harm or damage to the other Party, its employees, agents or customers, or their property, and

(a)      Each Party, its employees, agents, or representatives agree to take reasonable and prudent steps to ensure the adequate protection of property and services of the other Party.

          26.3 Each Party shall restrict access to the Eligible Structure and the Premises to employees and authorized agents of that other Party.

 26.4 NEVADA shall use electronic access controls to protect all spaces which house or contain CLEC equipment or equipment enclosures, but if electronic controls are not available, NEVADA shall either furnish security guards at those NEVADA locations already protected by security guards on a seven (7) day per week, twenty-four (24) hour a day basis; and if none, NEVADA shall permit CLEC to install monitoring equipment in the collocation space to carry data back to CLEC's work center for analysis. CLEC agrees that CLEC is responsible for problems or alarms related to CLEC's equipment or equipment enclosures located on NEVADA's premises.

          26.5 NEVADA shall furnish CLEC with samples of the identifying credentials to be carried by its employees and authorized agents.

26.6 CLEC shall furnish NEVADA with samples of the identifying credentials to be carried by its employees and authorized agents.

26.7 CLEC shall comply with the security and safety procedures and requirements of NEVADA, including but not limited to sign-in, identification and escort requirements.

26.8 NEVADA shall allow CLEC to inspect or observe spaces which house or contain CLEC equipment or equipment enclosures at any time within normal business hours and shall furnish CLEC with all keys, entry codes, lock combinations, or other materials or information which may be needed to gain entry into any secured CLEC space. In the event of an emergency, CLEC shall contact a SPOC provided by NEVADA for access to spaces which house or contain CLEC equipment or equipment enclosures. Such NEVADA SPOC shall be available to receive calls from CLEC twenty-four (24) hours a day, seven (7) days a week and make access available to CLEC within three (3) hours after receiving a call from CLEC within the Reno Metropolitan area and within a timeframe to be negotiated for all other offices.

 26.9 Keys used in NEVADA's keying systems for spaces which contain or house CLEC equipment or equipment enclosures shall be limited to NEVADA employees and representatives for emergency access only. CLEC shall have the right to require NEVADA to change locks at NEVADA's expense where there is evidence of inadequate security. In all other cases, CLEC may require NEVADA to change locks at CLEC's expense.

 26.10 NEVADA shall use reasonable measures to control unauthorized access from passenger and freight elevators to spaces which contain or house CLEC equipment or equipment enclosures.

 26.11 NEVADA shall use best efforts to provide notification within two (2) hours to designated CLEC personnel to indicate an actual security breach.

 26.12 NEVADA shall be responsible for the security of the Eligible Structure. If a security issue arises or if CLEC believes that NEVADA's security measures are unreasonably lax, CLEC shall notify NEVADA and the Parties shall work together to address the problem. NEVADA shall, at a minimum, do the following:

 26.12.1 Where a cage is used, NEVADA shall design collocation cages to prevent unauthorized access; provided, however, that CLEC realizes and assents to the fact that the cage will be made of wire mesh.

 26.12.2 NEVADA shall establish procedures for controlling access to the collocation areas by employees, security guards and others. Those procedures shall limit access to the collocation areas to NEVADA's employees, agents or invitees having a business need, such as a periodic review of the premises, to be in these areas. NEVADA shall require all persons entering the collocation areas to wear identification badges.

 26.12.3 NEVADA shall provide card key access to all collocation equipment areas where a secured pathway to the collocation space is made available to collocators, along with a positive key control system for each collocator's caged Premises.

         26.12.4 In emergency situations common courtesy will be extended between CLEC and NEVADA's employees, including the provision of first aid and first aid supplies.

 26.13 CLEC security personnel may audit the collocation area at a NEVADA location for compliance with security procedures.

 26.14 CLEC shall limit access to CLEC employees directly to and from the Premises and will not enter unauthorized areas under any circumstances.

27.      PURPOSE AND SCOPE OF THIS APPENDIX

         Through this Appendix, CLEC is placing the CLEC Telecom Equipment on NEVADA property for the purposes of interconnecting with NEVADA and obtaining access to its unbundled network elements. This Appendix does not constitute, and shall not be asserted to constitute, an admission or waiver or precedent with the Commission, the FCC, any other regulatory body, any State or Federal Court, or in any other form that NEVADA has agreed or acquiesced that any particular piece of CLEC Telecom Equipment -is "equipment necessary for interconnection or access to unbundled network elements" under 47 U.S.C. Section 251(c)(6), or that such piece must be provided in a Virtual Collocation arrangement.

28.      MISCELLANEOUS

 28.1 NEVADA shall protect as proprietary to CLEC all information provided by CLEC in requesting or maintaining a Physical Collocation arrangement. NEVADA shall not provide such information to any third parties and shall limit access to the information to NEVADA or affiliated employees having a need to know.

 28.2 If CLEC constitutes more than one person, partnership, corporation, or other legal entities, the obligation of all such entities under this Appendix is joint and several.

 28.3 NEVADA may refuse requests for additional space in the Eligible Structure or in any other NEVADA premises if CLEC is in material breach of this Appendix, including having any past due charges hereunder. In any and each such event, CLEC hereby releases and shall hold NEVADA harmless from any duty to negotiate with CLEC or any of its affiliates for any additional space or Collocation arrangement.

 28.4 If any of the provisions hereof are otherwise deemed invalid, such invalidity shall not invalidate the entire Appendix, but rather the entire Appendix shall be construed as if not containing the particular invalid provision(s), and the rights and obligations of NEVADA and CLEC shall be construed accordingly.

 28.5 The headings contained herein are inserted for convenience only and are not intended to affect the meaning or interpretation of this Appendix.

 28.6 Whenever this Appendix requires the consent of a Party, any request for such consent shall be in writing.

 28.7 Neither Party shall be deemed to have waived or impaired any right, authority, or option reserved by this Appendix (including the right to demand exact compliance with every term, condition and covenant herein, or to declare any breach hereof to be a default and to terminate this Appendix prior to the expiration of its term), by virtue of any custom or practice of the Parties at variance with the terms hereof or any failure, refusal or neglect to exercise any right under this Appendix or to insist upon exact compliance by the other with its obligations hereunder, including any rule or procedure, or any waiver, forbearance, delay, failure or omission by

NEVADA to exercise any right, power or option, whether of the same, similar or different nature, with respect to one or more other CLECs.

 28.8 The rights of a Party hereunder are cumulative and no exercise or enforcement by such Party of any right or remedy hereunder shall preclude the exercise or enforcement of any other right or remedy hereunder or to which such Party is entitled to enforce.

 28.9 This Appendix is binding upon the Parties hereto, their respective executors, administrators, heirs, assigns and successors in interest.

 28.10 All obligations by either Party which expressly or by their nature survive the expiration or termination of this Appendix shall continue in full force and effect subsequent to and notwithstanding its expiration or termination and until they are satisfied in full or by their nature.

PRICING                 January 23 1998            NEVEDA/PAC-WEST TELECOMM, INC
                                                                    PAGE 1 of 10

------------------------------------------------------------------------------------------------------------------------------------
         NEVADA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            LOOP

  2-Wire Analog
                                       ---------------------------------------------------------------------------------------------
    -Zone 1                                $13.55   $31.60   $15.80     $60.90     $45.15    $21.40    $7.80  $107.05   $59.85
                                       ---------------------------------------------------------------------------------------------
    -Zone 2                                $18.15   $31.60   $15.80     $60.90     $45.15    $21.40    $7.80  $107.05   $59.85
                                       ---------------------------------------------------------------------------------------------
    -Zone 3                                $34.55   $31.60   $15.80     $66.60     $50.00    $22.75    $9.10  $123.95   $71.10
                                       ---------------------------------------------------------------------------------------------
  4-Wire Analog
                                       ---------------------------------------------------------------------------------------------
    -Zone 1                                $30.80   $31.60   $15.80    $214.30    $152.40    $68.50   $39.20  $181.50  $112.35
                                       ---------------------------------------------------------------------------------------------
    -Zone 2                                $40.75   $31.60   $15.80    $214.30    $152.40    $68.50   $39.20  $181.50  $112.35
                                       ---------------------------------------------------------------------------------------------
    -Zone 3                                $73.70   $31.60   $15.80    $254.40    $181.90    $69.85   $40.50  $210.20  $133.60
                                       ---------------------------------------------------------------------------------------------
  2-Wire Digital
                                       ---------------------------------------------------------------------------------------------
    -Zone 1                                $16.60   $31.60   $15.80     $75.95     $56.40    $31.30   $15.50  $123.15   $73.65
                                       ---------------------------------------------------------------------------------------------
    -Zone 2                                $21.95   $31.60   $15.80     $75.95     $56.40    $31.30   $15.50  $123.15   $73.65
                                       ---------------------------------------------------------------------------------------------
    -Zone 3                                $38.80   $31.60   $15.80     $84.95     $63.95    $35.10   $18.80  $144.70   $89.05
                                       ---------------------------------------------------------------------------------------------
  2-Wire Digital Loop Conditioning
                                       ---------------------------------------------------------------------------------------------
    -Zone 1                                   N/A      N/A      N/A  $1,083.15  $1,083.15       N/A      N/A      N/A      N/A
                                       ---------------------------------------------------------------------------------------------
    -Zone 2                                   N/A      N/A      N/A  $1,083.15  $1,083.15       N/A      N/A      N/A      N/A
                                       ---------------------------------------------------------------------------------------------
    -Zone 3                                   N/A      N/A      N/A  $1,083.15  $1,083.15       N/A      N/A      N/A      N/A
                                       ---------------------------------------------------------------------------------------------
  2-Wire Digital Loop Facilities Request
  Form Processing
                                       ---------------------------------------------------------------------------------------------
    -Zone 1                                   N/A      N/A      N/A     $41.10        N/A       N/A      N/A      N/A      N/A
                                       ---------------------------------------------------------------------------------------------
    -Zone 2                                   N/A      N/A      N/A     $41.10        N/A       N/A      N/A      N/A      N/A
                                       ---------------------------------------------------------------------------------------------
    -Zone 3                                   N/A      N/A      N/A     $41.10        N/A       N/A      N/A      N/A      N/A
                                       ---------------------------------------------------------------------------------------------
  4-Wire Digital
                                       ---------------------------------------------------------------------------------------------
    -Zone 1                                $84.45   $31.60   $15.80    $836.25    $422.65   $236.75  $175.45  $756.00  $642.60
                                       ---------------------------------------------------------------------------------------------
    -Zone 2                                $99.05   $31.60   $15.80    $836.25    $422.65   $236.75  $175.45  $756.00  $642.60
                                       ---------------------------------------------------------------------------------------------
    -Zone 3                               $122.20   $31.60   $15.80  $1,050.85    $528.10   $292.80  $220.80  $964.60  $829.90
                                       ---------------------------------------------------------------------------------------------
  5db Conditioning (2-Wire Analog)
                                       ---------------------------------------------------------------------------------------------
    -Zone 1                                 $1.90   $31.60   $15.80    $305.00    $210.95   $202.70  $189.80  $310.20  $200.35
                                       ---------------------------------------------------------------------------------------------
    -Zone 2                                 $2.35   $31.60   $15.80    $305.00    $210.95   $202.70  $189.80  $310.20  $200.35
                                       ---------------------------------------------------------------------------------------------
    -Zone 3                                 $2.65   $31.60   $15.80    $352.95    $255.05   $246.75  $233.85  $376.30  $244.40
                                       ---------------------------------------------------------------------------------------------
  NETWORK INTERFACE DEVICE (NID)
  Simple
  ------
  Dispatch w/o Install of NID
                                       ---------------------------------------------------------------------------------------------
    -Zone 1                                   N/A   $15.80    $7.90     $59.30      $8.00       N/A      N/A      N/A      N/A
                                       ---------------------------------------------------------------------------------------------
    -Zone 2                                   N/A   $15.80    $7.90     $59.30      $8.00       N/A      N/A      N/A      N/A
                                       ---------------------------------------------------------------------------------------------
    -Zone 3                                   N/A   $15.80    $7.90     $74.10      $9.80       N/A      N/A      N/A      N/A
                                       ---------------------------------------------------------------------------------------------
  Complex
  -------
  Dispatch w/o Install of NID
                                       ---------------------------------------------------------------------------------------------
    -Zone 1                                   N/A   $15.80    $7.90     $59.30      $8.00       N/A      N/A      N/A      N/A
                                       ---------------------------------------------------------------------------------------------
    -Zone 2                                   N/A   $15.80    $7.90     $59.30      $8.00       N/A      N/A      N/A      N/A
                                       ---------------------------------------------------------------------------------------------
    -Zone 3                                   N/A   $15.80    $7.90     $74.10      $9.80       N/A      N/A      N/A      N/A
                                       ---------------------------------------------------------------------------------------------

PRICING                                           January 23 1998                                     NEVADA/PAC-WEST TELECOMM, INC.
                                                                                                                        PAGE 2 of 10

------------------------------------------------------------------------------------------------------------------------------------
               NEVADA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          VERTICAL FEATURES

  Call Forwarding Variable

                                   -------------------------------------------------------------------------------------------------
     -Zone 1                            $0.0887   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                            $0.1467   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
  DID Number Block (per 100
  numbers)
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                            $0.0029   $31.60    $15.80    $37.35   $ 10.10    $32.40   $ 14.25    $69.00    $25.90
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                            $0.0084   $31.60    $15.80    $39.30   $ 11.20    $34.30   $ 15.40    $70.90    $27.05
                                   -------------------------------------------------------------------------------------------------
  Hunting Business
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                            $0.2580   $31.60    $15.80    $37.35   $ 10.10    $32.40   $ 14.25    $69.00    $25.90
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                            $0.3091   $31.60    $15.80    $39.30   $ 11.20    $34.30   $ 15.40    $70.90    $27.05
                                   -------------------------------------------------------------------------------------------------
  Busy Call Forwarding
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                            $0.0044   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                            $0.0129   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
  Delayed Call Forwarding
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                            $0.0084   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                            $0.0247   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
  Call Waiting
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                            $0.0019   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                            $0.0052   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
  Three Way Calling
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                            $0.0613   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                            $0.0747   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
  Call Screen
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                            $0.1814   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                            $0.4624   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
  Message Waiting Indicator
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                            $0.0843   $31.60    $15.80    $11.20   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                            $0.2076   $31.60    $15.80    $11.20   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
  Repeat Dialling
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                            $0.1517   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.85    $16.90
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                            $0.3421   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.85    $16.90
                                   -------------------------------------------------------------------------------------------------
  Call Return
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                            $0.4067   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                            $0.4639   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
  Call Forwarding Busy/Delay
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                            $0.0143   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                            $0.0203   $31.60    $15.80    $11.05   $  1.10    $15.80   $  5.25    $42.65    $16.90
------------------------------------------------------------------------------------------------------------------------------------

PRICING                  January 23 1998          NEVADA/PAC-WEST TELECOMM, INC.
                                                                    PAGE 3 of 10

------------------------------------------------------------------------------------------------------------------------------------
               NEVADA                                                           ????????????????????
------------------------------------------------------------------------------------------------------------------------------------
  ???????????????                              ??????       ????????       ???????? ????       ????????  ???????????    ????????
------------------------------------------------------------------------------------------------------------------------------------
  Remote Call Forwarding
                                               -------------------------------------------------------------------------------------
     -Zone 1                                    $  1.6277  $31.60  $15.80  $11.40  $1.10   $15.80  $5.25   $43.00  $16.90
                                               -------------------------------------------------------------------------------------
     -Zone 2                                    $  0.3967  $31.60  $15.80  $11.40  $1.10   $15.80  $5.25   $43.00  $16.90
                                               -------------------------------------------------------------------------------------
  Remote Access to Call Forwarding
                                               -------------------------------------------------------------------------------------
     -Zone 1                                    $  0.2234  $31.60  $15.80  $11.40  $1.10   $15.80  $5.25   $43.00  $16.90
                                               -------------------------------------------------------------------------------------
     -Zone 2                                    $  0.4912  $31.60  $15.80  $11.40  $1.10   $15.80  $5.25   $43.00  $16.90
                                               -------------------------------------------------------------------------------------
  Intercomm +
                                               -------------------------------------------------------------------------------------
     -Zone 1                                    $  0.0611  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
     -Zone 2                                    $  0.0330  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
  Speed Calling 8
                                               -------------------------------------------------------------------------------------
     -Zone 1                                    $  0.1913  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
     -Zone 2                                    $  0.5562  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
  Speed Calling 30
                                               -------------------------------------------------------------------------------------
     -Zone 1                                    $  0.2046  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
     -Zone 2                                    $  0.5857  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
  Priority Ringing
                                               -------------------------------------------------------------------------------------
     -Zone 1                                    $  0.1347  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
     -Zone 2                                    $  0.3815  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
  Call Trace
                                               -------------------------------------------------------------------------------------
     -Zone 1                                    $  1.8182  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
     -Zone 2                                    $  1.8866  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
  Caller ID
                                               -------------------------------------------------------------------------------------
     -Zone 1                                    $  0.9594  $31.60  $15.80  $11.40  $1.10   $15.80  $5.25   $43.00  $16.90
                                               -------------------------------------------------------------------------------------
     -Zone 2                                    $  2.7487  $31.60  $15.80  $11.40  $1.10   $15.80  $5.25   $43.00  $16.90
                                               -------------------------------------------------------------------------------------
  Per Line Blocking
                                               -------------------------------------------------------------------------------------
     -Zone 1                                    $  0.0027  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
     -Zone 2                                    $  0.0065  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
  Per Call Blocking
                                               -------------------------------------------------------------------------------------
     -Zone 1                                    $0.000019  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
     -Zone 2                                    $0.000044  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
  Blocked Call Rejection
                                               -------------------------------------------------------------------------------------
     -Zone 1                                    $  1.1638  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
     -Zone 2                                    $  0.6681  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
  Simplified Message Desk Interface (per line)
                                               -------------------------------------------------------------------------------------
     -Zone 1                                    $  0.0972  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
                                               -------------------------------------------------------------------------------------
     -Zone 2                                    $  0.2829  $31.60  $15.80  $11.05  $1.10   $15.80  $5.25   $42.65  $16.90
------------------------------------------------------------------------------------------------------------------------------------

PRICING                  January 23 1998          NEVADA/PAC-WEST TELECOMM, INC.
                                                                    PAGE 4 of 10

------------------------------------------------------------------------------------------------------------------------------------
               NEVADA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          LOCAL SWITCHING
  Analog Line Port
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                       $    2.80  $ 31.60  $15.80  $    42.15  $ 31.30  $   15.80  $    5.25 $   42.65  $ 16.90
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                       $    5.65  $ 31.60  $15.80  $    42.15  $ 31.30  $   15.80  $    5.25 $   42.65  $ 16.90
                                   -------------------------------------------------------------------------------------------------
  ISDN (BRI) Port
                                   -------------------------------------------------------------------------------------------------
     -Zone 1 -Metro                $   23.20  $ 31.60  $15.80  $    69.00  $ 51.10  $   55.05  $   28.85 $   74.20  $ 40.45
                                   -------------------------------------------------------------------------------------------------
     -Zone 2 (Pahrump Only)              TBD      TBD     TBD         TBD      TBD        TBD        TBD       TBD      TBD       5
                                   -------------------------------------------------------------------------------------------------

  5ESS Switching Establishment
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                             N/A  $827.25     N/A  $13,954.00      N/A  $3,925.70        N/A $3,988.95      N/A       7
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                             N/A  $827.25     N/A  $13,954.00      N/A  $3,925.70        N/A $3,988.95      N/A       7
                                   -------------------------------------------------------------------------------------------------
  DMS-100 Switching Establishment
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                             N/A  $827.25     N/A  $13,954.00      N/A  $3,925.70        N/A $3,988.95      N/A       7
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                             N/A  $827.25     N/A  $13,954.00      N/A  $3,925.70        N/A $3,988.95      N/A       7
                                   -------------------------------------------------------------------------------------------------
  Customized Routing
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                             ICB      ICB     ICB         ICB      ICB        ICB        ICB       ICB      ICB       2
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                             ICB      ICB     ICB         ICB      ICB        ICB        ICB       ICB      ICB       2
                                   -------------------------------------------------------------------------------------------------

  End Office Dedicated DS-1 Port
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                       $  250.95  $ 31.60  $15.80  $   855.80  $203.65  $  495.20  $  168.70 $  552.40  $213.60
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                       $  303.60  $ 31.60  $15.80  $   944.90  $217.50  $  541.40  $  181.75 $  599.50  $227.45
                                   -------------------------------------------------------------------------------------------------
  Tandem Dedicated DS-1 Port
                                   -------------------------------------------------------------------------------------------------
     -Zone 1                       $  317.05  $ 31.60  $15.80  $   855.80  $203.65  $  495.20  $  168.70 $  552.40  $213.60
                                   -------------------------------------------------------------------------------------------------
     -Zone 2                       $  317.05  $ 31.60  $15.80  $   944.90  $217.50  $  541.40  $  181.75 $  599.50  $227.45
                                   -------------------------------------------------------------------------------------------------
       BASIC SWITCHING FUNCTIONS
  Interoffice - Originating
                                   -------------------------------------------------------------------------------------------------
   Setup per Attempt               $0.003047      N/A     N/A         N/A      N/A        N/A        N/A       N/A      N/A
                                   -------------------------------------------------------------------------------------------------
   MOU                             $0.002538      N/A     N/A         N/A      N/A        N/A        N/A       N/A      N/A
                                   -------------------------------------------------------------------------------------------------
  Interoffice - Terminating
                                   -------------------------------------------------------------------------------------------------
   Setup per Call                  $0.003091      N/A     N/A         N/A      N/A        N/A        N/A       N/A      N/A
                                   -------------------------------------------------------------------------------------------------
   MOU                             $0.002491      N/A     N/A         N/A      N/A        N/A        N/A       N/A      N/A
                                   -------------------------------------------------------------------------------------------------
  Intraoffice
                                   -------------------------------------------------------------------------------------------------
   Setup per Call                  $0.001460      N/A     N/A         N/A      N/A        N/A        N/A       N/A      N/A
                                   -------------------------------------------------------------------------------------------------
   MOU                             $0.002740      N/A     N/A         N/A      N/A        N/A        N/A       N/A      N/A
                                   -------------------------------------------------------------------------------------------------
  Tandem Switching
                                   -------------------------------------------------------------------------------------------------
   Setup per Call                  $0.002642      N/A     N/A         N/A      N/A        N/A        N/A       N/A      N/A
                                   -------------------------------------------------------------------------------------------------
   MOU                             $0.001253      N/A     N/A         N/A      N/A        N/A        N/A       N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------

PRICING                                     January 23 1998                                           NEVADA/PAC-WEST TELECOMM, INC.
                                                                                                                        PAGE 5 of 10

------------------------------------------------------------------------------------------------------------------------------------
               NEVADA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 ACCESS TO UNBUNDLED NETWORK ELEMENTS

          CROSS CONNECTS (All Zones)
 - Loop Cross Connects
 2-Wire Analog Loop to Point of Access
                                         -------------------------------------------------------------------------------------------

   - Method 1                              $1.10   $31.60     $15.80   $111.95   $104.35    $55.90    $43.20    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 2                              $1.10   $31.60     $15.80   $111.95   $104.35    $55.90    $43.20    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 3                              $1.10   $31.60     $15.80   $111.95   $104.35    $55.90    $43.20    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 4                              $1.10   $31.60     $15.80   $111.95   $104.35    $55.90    $43.20    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 5                              $0.70   $31.60     $15.80   $111.95   $104.35    $55.90    $43.20    N/A    N/A
                                         -------------------------------------------------------------------------------------------
 4-Wire Analog Loop to Point of Access
                                         -------------------------------------------------------------------------------------------
   - Method 1                              $1.45   $31.60     $15.80   $128.85   $122.35    $55.90    $43.20    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 2                              $1.45   $31.60     $15.80   $128.85   $122.35    $55.90    $43.20    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 3                              $1.45   $31.60     $15.80   $128.85   $122.35    $55.90    $43.20    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 4                              $1.45   $31.60     $15.80   $128.85   $122.35    $55.90    $43.20    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 5                              $1.05   $31.60     $15.80   $128.85   $122.35    $55.90    $43.20    N/A    N/A
                                         -------------------------------------------------------------------------------------------
 2-Wire Digital Loop to Point of Access
                                         -------------------------------------------------------------------------------------------
   - Method 1                              $1.10   $31.60     $15.80   $111.95   $104.35    $55.90    $43.20    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 2                              $1.10   $31.60     $15.80   $111.95   $104.35    $55.90    $43.20    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 3                              $1.10   $31.60     $15.80   $111.95   $104.35    $55.90    $43.20    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 4                              $1.10   $31.60     $15.80   $111.95   $104.35    $55.90    $43.20    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 5                              $0.70   $31.60     $15.80   $111.95   $104.35    $55.90    $43.20    N/A    N/A
                                         -------------------------------------------------------------------------------------------
 4-Wire Digital Loop to Point of Access
                                         -------------------------------------------------------------------------------------------
   - Method 1                              $1.45   $31.60     $15.80   $184.00   $143.70    $64.70    $47.40    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 2                              $1.45   $31.60     $15.80   $184.00   $143.70    $64.70    $47.40    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 3                              $1.45   $31.60     $15.80   $184.00   $143.70    $64.70    $47.40    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 4                              $1.45   $31.60     $15.80   $184.00   $143.70    $64.70    $47.40    N/A    N/A
                                         -------------------------------------------------------------------------------------------
   - Method 5                              $1.05   $31.60     $15.80   $184.00   $143.70    $64.70    $47.40    N/A    N/A
------------------------------------------------------------------------------------------------------------------------------------

PRICING                  January 23 1998          NEVADA/PAC-WEST TELECOMM, INC.
                                                                    PAGE 6 of 10

------------------------------------------------------------------------------------------------------------------------------------
          NEVADA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  - Switch Cross Connects
  Analog Line Port to Point of Access
                                      ----------------------------------------------------------------------------------------------
    - Method 1                                    $ 1.10   $31.60   $15.80   $ 64.85   $ 57.25   $24.50    $11.80    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 2                                    $ 1.10   $31.60   $15.80   $ 64.85   $ 57.25   $24.50    $11.80    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 3                                    $ 1.10   $31.60   $15.80   $ 64.85   $ 57.25   $24.50    $11.80    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 4                                    $ 1.10   $31.60   $15.80   $ 64.85   $ 57.25   $24.50    $11.80    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 5                                    $ 0.70   $31.60   $15.80   $ 64.85   $ 57.25   $24.50    $11.80    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
  ISDN BRI Port to Point of Access
                                      ----------------------------------------------------------------------------------------------
    - Method 1                                    $ 1.10   $31.60   $15.80   $ 64.85   $ 57.25   $24.50    $11.80    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 2                                    $ 1.10   $31.60   $15.80   $ 64.85   $ 57.25   $24.50    $11.80    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 3                                    $ 1.10   $31.60   $15.80   $ 64.85   $ 57.25   $24.50    $11.80    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 4                                    $ 1.10   $31.60   $15.80   $ 64.85   $ 57.25   $24.50    $11.80    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 5                                    $ 0.70   $31.60   $15.80   $ 64.85   $ 57.25   $24.50    $11.80    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Unbundled Dedicated Transport Cross Connects
                                      ----------------------------------------------------------------------------------------------
  DS-1 to Point of Access
                                      ----------------------------------------------------------------------------------------------
    - Method 1                                    $11.60   $31.60   $15.80   $184.00   $143.70   $64.70    $47.40    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 2                                    $11.50   $31.60   $15.80   $184.00   $143.70   $64.70    $47.40    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 3                                    $11.50   $31.60   $15.80   $184.00   $143.70   $64.70    $47.40    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 4                                    $11.50   $31.60   $15.80   $184.00   $143.70   $64.70    $47.40    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 5                                    $11.20   $31.60   $15.80   $184.00   $143.70   $64.70    $47.40    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
  DS-3 to Point of Access
                                      ----------------------------------------------------------------------------------------------
    - Method 1                                       TBD      TBD      TBD       TBD       TBD      TBD       TBD    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 2                                       TBD      TBD      TBD       TBD       TBD      TBD       TBD    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 3                                       TBD      TBD      TBD       TBD       TBD      TBD       TBD    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 4                                       TBD      TBD      TBD       TBD       TBD      TBD       TBD    N/A  N/A
                                      ----------------------------------------------------------------------------------------------
    - Method 5                                       TBD      TBD      TBD       TBD       TBD      TBD       TBD    N/A  N/A
------------------------------------------------------------------------------------------------------------------------------------

PRICING                       JANUARY 23 1998      NEVADA/PAC-WEST TELECOMM,INC.
                                                                    PAGE 7 of 10

------------------------------------------------------------------------------------------------------------------------------------
        NEVADA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       TRANSPORT
    - Common Transport
                             -------------------------------------------------------------------------------------------------------
    Zone 1
       Fixed Per MOU          $0.000288       N/A         N/A           N/A           N/A         N/A        N/A   N/A   N/A
                             -------------------------------------------------------------------------------------------------------
       Per Mi Per MOU         $0.000029       N/A         N/A           N/A           N/A         N/A        N/A   N/A   N/A
                             -------------------------------------------------------------------------------------------------------
    Zone 2
                             -------------------------------------------------------------------------------------------------------
       Fixed Per MOU          $0.000303       N/A         N/A           N/A           N/A         N/A        N/A   N/A   N/A
                             -------------------------------------------------------------------------------------------------------
       Per Mi Per MOU         $0.000019       N/A         N/A           N/A           N/A         N/A        N/A   N/A   N/A
                             -------------------------------------------------------------------------------------------------------
    - Shared Transport
    Zone 1
                             -------------------------------------------------------------------------------------------------------
       Fixed Per MOU          $0.000986       N/A         N/A           N/A           N/A         N/A        N/A   N/A   N/A
                             -------------------------------------------------------------------------------------------------------
       Per Mi Per MOU         $0.000047       N/A         N/A           N/A           N/A         N/A        N/A   N/A   N/A
                             -------------------------------------------------------------------------------------------------------
    Zone 2
                             -------------------------------------------------------------------------------------------------------
       Fixed Per MOU          $0.001530       N/A         N/A           N/A           N/A         N/A        N/A   N/A   N/A
                             -------------------------------------------------------------------------------------------------------
       Per Mi Per MOU         $0.000117       N/A         N/A           N/A           N/A         N/A        N/A   N/A   N/A
                             -------------------------------------------------------------------------------------------------------
       DEDICATED TRANSPORT
     -DS1 Interoffice Transport
    Zone 1
                             -------------------------------------------------------------------------------------------------------
     Fixed (per termination)    $ 30.80    $31.60      $15.80       $822.65       $172.45     $458.15    $142.55   N/A   N/A
                             -------------------------------------------------------------------------------------------------------
     Variable (per mile)        $  8.07       N/A         N/A           N/A           N/A         N/A        N/A   N/A   N/A    1
                             -------------------------------------------------------------------------------------------------------
    Zone 2
                             -------------------------------------------------------------------------------------------------------
     Fixed (per termination)    $ 45.05    $31.60      $15.80       $909.25       $183.80     $501.00    $153.60   N/A   N/A
                             -------------------------------------------------------------------------------------------------------
     Variable (per mile)        $  7.18       N/A         N/A           N/A           N/A         N/A        N/A   N/A   N/A    1
                             -------------------------------------------------------------------------------------------------------
     -DS3 Interoffice Transport
    Zone 1
                             -------------------------------------------------------------------------------------------------------
                                $378.45    $31.60      $15.80       $822.65       $253.05     $458.15    $142.55   N/A   N/A
                             -------------------------------------------------------------------------------------------------------
     Fixed (per termination)    $ 97.66       N/A         N/A           N/A           N/A         N/A        N/A   N/A   N/A    1
                             -------------------------------------------------------------------------------------------------------
     Variable (per mile)
    Zone 2
                             -------------------------------------------------------------------------------------------------------
     Fixed (per termination)    $780.55    $31.60      $15.80       $909.25       $274.90     $501.00    $153.60   N/A   N/A
                             -------------------------------------------------------------------------------------------------------
     Variable (per mile)        $166.39       N/A         N/A           N/A           N/A         N/A        N/A   N/A   N/A    1
                             -------------------------------------------------------------------------------------------------------
       - Entrance Facilities
                             -------------------------------------------------------------------------------------------------------
     DS-1                       $ 84.45    $31.60      $15.80       $822.65       $172.45     $458.15    $142.55   N/A   N/A
                             -------------------------------------------------------------------------------------------------------
     DS-3                       $900.15    $31.60      $15.80       $823.00       $253.15     $458.15    $142.55   N/A   N/A
                             -------------------------------------------------------------------------------------------------------

PRICING                January 23 1998           NEVADA/PAC-WEST TELECOMM, INC.
                                                                    PAGE 8 of 10

------------------------------------------------------------------------------------------------------------------------------------
                 NEVADA
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

  - Multiplexing
                                        --------------------------------------------------------------------------------------------
DS-1 / DS-0 Mutliplexing                  $258.80  $31.60    $15.80   $284.75   $151.10  $270.80   $128.85  $313.05  $166.90
                                        --------------------------------------------------------------------------------------------
DS-3 / DS-1 Multiplexing                  $373.55  $31.60    $15.80   $553.45   $151.10  $190.20   $128.85  $232.45  $166.90
                                        --------------------------------------------------------------------------------------------
DCS                                           BFR     BFR       BFR       BFR       BFR      BFR       BFR      N/A      N/A     2
                                        --------------------------------------------------------------------------------------------

                                        --------------------------------------------------------------------------------------------
     SIGNALING SYSTEM 7 (SS7)
                                        --------------------------------------------------------------------------------------------
STP Port                                $2,235.65  $31.60    $15.80   $170.95    $71.30  $156.20    $75.45  $202.55   $87.10
                                        --------------------------------------------------------------------------------------------
SS7 Link                                   $18.85  $31.60    $15.80   $170.95    $71.30  $156.20    $75.45  $202.55   $87.10
                                        --------------------------------------------------------------------------------------------
Link Mileage                                $0.34     N/A       N/A       N/A       N/A      N/A       N/A      N/A      N/A
                                        --------------------------------------------------------------------------------------------
Transit Signaling                             TBD  $31.60    $15.80   $170.95    $71.30  $156.20    $75.45  $202.55   $87.10     4
                                        --------------------------------------------------------------------------------------------
SS7 cross connect                           $1.45  $31.60    $15.80   $184.00   $143.70   $64.70    $47.40      N/A      N/A
                                        --------------------------------------------------------------------------------------------
SS7 Transport (per octet)                     TBD     N/A       N/A       N/A       N/A      N/A       N/A      N/A      N/A     4
                                        --------------------------------------------------------------------------------------------
            800
                                        --------------------------------------------------------------------------------------------
Basic Toll Free Access Query            $0.005355     N/A       N/A       N/A       N/A      N/A       N/A      N/A      N/A
                                        --------------------------------------------------------------------------------------------
POTS Translations                       $0.000000     N/A       N/A       N/A       N/A      N/A       N/A      N/A      N/A
                                        --------------------------------------------------------------------------------------------
Multiple Destination Routing            $0.000526     N/A       N/A       N/A       N/A      N/A       N/A      N/A      N/A
                                        --------------------------------------------------------------------------------------------
Six-Digit Master Number List
 Turnaround                             $0.003652     N/A       N/A       N/A       N/A      N/A       N/A      N/A      N/A
                                        --------------------------------------------------------------------------------------------
            AIN
                                        --------------------------------------------------------------------------------------------
AIN                                           TBD     TBD       TBD       TBD       TBD      TBD       TBD      TBD      TBD     5
                                        --------------------------------------------------------------------------------------------
      DIRECTORY LISTINGS
                                        --------------------------------------------------------------------------------------------
Directory Listings (per listing)        $0.086615     N/A       N/A       N/A       N/A      N/A       N/A      N/A      N/A
                                        --------------------------------------------------------------------------------------------
Independent Company Directory Listing         ICB     N/A       N/A       N/A       N/A      N/A       N/A      N/A      N/A
                                        --------------------------------------------------------------------------------------------
     INTERIM NUMBER PORTABILITY
                                        --------------------------------------------------------------------------------------------
DNCF                                       $ 0.00  $ 0.00    $ 0.00    $ 0.00    $ 0.00   $ 0.00    $ 0.00   $ 0.00   $ 0.00
                                        --------------------------------------------------------------------------------------------
Flex DID                                   $ 0.00  $ 0.00    $ 0.00    $ 0.00    $ 0.00   $ 0.00    $ 0.00   $ 0.00   $ 0.00
                                        --------------------------------------------------------------------------------------------
      MANUAL SERVICE ORDER CHARGE
                                        --------------------------------------------------------------------------------------------
Service Order Charge                          N/A  $15.80       N/A       N/A       N/A   $15.80       N/A   $15.80      N/A     3
                                        --------------------------------------------------------------------------------------------

PRICING                  January 23 1998          NEVADA/PAC-WEST TELECOMM, INC.
                                                                    PAGE 9 of 10

-----------------------------------------------------------------------------------------------------------------------------------
          NEVADA
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          OSS
                                        --------------------------------------------------------------------------------------------
Access to OSS                               TBD      TBD      TBD       TBD        TBD        TBD        TBD     TBD       TBD   5
                                        --------------------------------------------------------------------------------------------
     COLLOCATION
                                        --------------------------------------------------------------------------------------------
Cage-to-Cage Cross Connect DS-1           $7.90   $31.60   $15.80   $204.15    $151.10    $189.75    $128.85     N/A       N/A
                                        --------------------------------------------------------------------------------------------
Cage-to-Cage Cross Connect DS-3         $265.40   $31.60   $15.80   $204.15    $151.10    $189.75    $128.85     N/A       N/A
                                        -------------------------------------------------------------------------------------------
     RESALE DISCOUNT
                                        -------------------------------------------------------------------------------------------
- Residence                               10.37%     N/A      N/A       N/A        N/A        N/A        N/A     N/A       N/A
                                        -------------------------------------------------------------------------------------------
- Business                                13.51%     N/A      N/A       N/A        N/A        N/A        N/A     N/A       N/A
                                        -------------------------------------------------------------------------------------------
Resale Migration Charge
                                        -------------------------------------------------------------------------------------------
- Residence per line                        N/A      N/A      N/A    $30.00        N/A        N/A        N/A     N/A       N/A
                                        -------------------------------------------------------------------------------------------
- Business per line                         N/A      N/A      N/A    $38.00        N/A        N/A        N/A     N/A       N/A
                                        -------------------------------------------------------------------------------------------
Suspension Service
                                        -------------------------------------------------------------------------------------------
- Residence per line                        N/A      N/A      N/A    $30.00        N/A        N/A        N/A     N/A       N/A
                                        -------------------------------------------------------------------------------------------
- Business per line                         N/A      N/A      N/A    $38.00        N/A        N/A        N/A     N/A       N/A
                                        -------------------------------------------------------------------------------------------
     ENHANCED 911
                                        -------------------------------------------------------------------------------------------
1-Way Outgoing 4-wire Trunk               $9.30      N/A      N/A   $175.07        N/A        N/A        N/A     N/A       N/A   6
                                        -------------------------------------------------------------------------------------------
Mileage (Per Mile)                        $0.40      N/A      N/A       N/A        N/A        N/A        N/A     N/A       N/A
                                        -------------------------------------------------------------------------------------------
     OPERATOR SERVICES (OS)
                                        -------------------------------------------------------------------------------------------
TOPS Access
                                        -------------------------------------------------------------------------------------------
     -Zone 1                            $317.05   $31.60   $15.80   $855.80    $203.65    $495.20    $168.70 $552.40   $213.60
                                        -------------------------------------------------------------------------------------------
     -Zone 2                                N/A      N/A      N/A       N/A        N/A        N/A        N/A     N/A       N/A    8
                                        -------------------------------------------------------------------------------------------
CLEC Branding - Per Script                  TBD      TBD      TBD       TBD        TBD        TBD        TBD     TBD       TBD    5
                                        -------------------------------------------------------------------------------------------
CLEC Rate/Reference Information             TBD      TBD      TBD       TBD        TBD        TBD        TBD     TBD       TBD    5
                                        -------------------------------------------------------------------------------------------
     DIRECTORY ASSISTANCE (DA)
                                        -------------------------------------------------------------------------------------------
TOPS Acess
                                        -------------------------------------------------------------------------------------------
     -Zone 1                            $317.05   $31.60   $15.80   $855.80    $203.65    $495.20    $168.70 $552.40   $213.60
                                        -------------------------------------------------------------------------------------------
     -Zone 2                                N/A      N/A      N/A       N/A        N/A        N/A        N/A     N/A       N/A    8
                                        -------------------------------------------------------------------------------------------
CLEC Branding - Per Script                  TBD      TBD      TBD       TBD        TBD        TBD        TBD     TBD       TBD    5
                                        -------------------------------------------------------------------------------------------
CLEC Rate/Reference Information             TBD      TBD      TBD       TBD        TBD        TBD        TBD     TBD       TBD    5
------------------------------------------------------------------------------------------------------------------------------------

PRICING                   January 23 1998          NEVADA/PAC-WEST TELECOMM,INC.
                                                                   PAGE 10 of 10
--------------------------------------------------------------------------------

     Overall Assumptions:
     --------------------
     a)  Zone for loops are defined as 1, 2, and 3.
          Zone 1 for loops includes RENONV02, SPRKNV11, RENOVN13, CRCYN01, RENONV12, RENONV14, and RENONV15.
          Zone 2 for loops includes INVGNV11, STEDNV11, SNVYNV11, SPRKNV12,
             DYTNNV11, WASONV11, FRNLNV11, VERDNV11, SVSPNV11, VRCYNV12, CHBTNV11, LCWDNV11, and CRPLNV11.
          Zone 3 for loops includes all other offices not defined in zone 1 or 2.
     b) Zones for local switching capability, Port features, Vertical features and Optional Centrex features are defined as Zone 1 and Zone 2.
          Zone 1 includes offices identified in Zones 1 and 2 for loops above. Zone 2 includes offices identified in Zone 3 for loops above.
     c)  Zones for interoffice transmission are defined Zone 1 and Zone 2.
          Zone 1 includes offices identified in Zones 1 and 2 for loops above. Zone 2 includes a statewide average for all offices identified in Zones 1, 2 and 3 for loops above.
     d) For non-recurring activities, changes are defined as a request for an addition, partial disconnect, rearrangement or modification of the existing end user arrangement.

     Notes:
     ------
     1) Recurring variable costs are per airline mile.
     2) BFR refers to Innerconnect Network Element Request and relates to feasibility of the project. ICB refers to Individual Case Basis Study and shows that each request varies in cost.
     3) The non-recurring charges shown here can apply to all initial non-recurring service order, disconnect and change activities.
     4) The recurring charge will be determined when Nevada/California begins measuring this element.
     5) Once Nevada Bell deploys the technology and successful testing is completed, then the costing for this element can be completed.
     6) CLEC must order a minimum of 2 Trunks.
     7) Vendor pre-conditioning costs by switch technology are to be addressed through the ICB process and are in addition to prices displayed for the rate element.
     8) Currently there is no TOPS Switch in Zone 2; therefore, there are no applicable rates.
--------------------------------------------------------------------------------

APPENDIX RESALE

TABLE OF CONTENTS

 1. TELECOMMUNICATIONS SERVICES PROVIDED FOR RESALE ...........................1
    ---------------------------------------------------------------------------

 2.  TERMS AND CONDITIONS OF SERVICE ..........................................2
     --------------------------------------------------------------------------

 3.  ANCILLARY SERVICES .......................................................5
     --------------------------------------------------------------------------

  3.191 1/E911 ................................................................5

  3.2 White Page Directories: Listings, Distribution & Information Page........5
      -------------------------------------------------------------------------
  ..............................................................................
  3.3 Directory Assistance ("DA") .............................................6
      -------------------------------------------------------------------------

  3.4 Operator Services .......................................................6
---------------

 4.  BRANDING .................................................................7
     --------------------------------------------------------------------------
     4.2 Requirements .........................................................7
         ----------------------------------------------------------------------

  4.3 Call Brandin ............................................................7
      -------------------------------------------------------------------------

     4.4 Rate/Reference Information ...........................................7
         ----------------------------------------------------------------------
 5.  RESPONSIBILITIES OF NEVADA ...............................................8
     --------------------------------------------------------------------------

 6.  RESPONSIBILITIES OF CLEC .................................................9
     --------------------------------------------------------------------------

 7. PROCEDURES FOR NONPAYMENT AND DISCONNECTION ..............................12
    --------------------------------------------------------------------------

 8. INTERVENING LAW AND PRESERVATION OF RIGHTS ...............................13
    ------------------------------------

                      APPENDIX RESALE
                                Page I of 14
NEVADA/PAC-WEST TELECOMM, INC.
                                052198

APPENDIX RESALE

This Appendix sets forth the rates, terms and conditions. for those services available for sale at retail to End Users which are made available to CLECs by NEVADA for resale.

1.       TELECOMMUNICATIONS SERVICES PROVIDED FOR RESALE

          1.1 For services included in this Appendix, the rules and regulations associated with the corresponding tariffs apply, except- for- applicable resale restrictions, and except as otherwise provided herein.

          1.2 Attached hereto as Exhibit A is a list of Telecommunications Services provided to

         End Users through NEVADA's retail operations and available for resale at the wholesale discount rate of 13.51% for business and 10.37% for residence off the retail rate for each service. Except as otherwise expressed herein and consistent with NEVADA's obligation under Section 251(c.)(4)(A) of the Telecommunications Act, CLEC may resell other Telecommunications Services offered by NEVADA and not listed in Exhibit
         A. Exhibit B contains- a list of other services available for resale at the discount included in the Exhibit

 1.3 NEVADA shall make available for resale- by CLEC the following NEVADA services at NEVADA's tariffed rate for each service (or in the event a service is not tariffed, at the rate NEVADA charges-- its subscribers, except as otherwise provided herein):

(a)      Construction Charges;

(b)      Connections with Terminal Equipment and Communication Systems;
(c)      Maintenance of Service Charges/Additional Labor Billing Charges;
(d)      Telecommunications Service Priority Systems;

(e)      Access Services;

Exchange Connection Services;

(g)      Public Telephone Access Line Service;

(h)      Customer Provided Inmate Calling Service;

Suspension Service; and

6)  Shared Tenant Service.

1.3.1 When CLEC resells Shared Tenant Service, CLEC will receive the discount associated with the underlying service used in the shared tenant arrangement.

1.4      NEVADA shall be under no obligation to offer the following for resale:

         (a)      Customer Provided Equipment;

(b)      Inside Wiring;

(c)      911 Universal Emergency Number Equipment;

(d)      Voice Mail;

(e)      Supersedure;


Public Sector Digital Network Services.

(g)      Alarm Plus.

          1.5 Grandfathered services are also available for resale at the applicable wholesale discount to the same customers to which NEVADA offers the service.

2.       TERMS AND CONDITIONS OF SERVICE

2.1 Telecommunications Services will be resold to CLEC on terms and conditions that are reasonable and nondiscriminatory. For services included in this Appendix, all the use restrictions and limitations and the rules and regulations contained in NEVADA's corresponding tariffs apply to CLEC's End Users.
2.2 Except where otherwise explicitly provided in the corresponding tariffs established by the Commission, CLEC shall not permit the sharing of a service by multiple End Users or the aggregation of traffic from multiple End Users onto a single service.

2.3 The rights, obligations and duties set forth in this Appendix are subject to the Act, regulations thereunder, and relevant Commission decisions.

2.4 CLEC shall resell these telecommunications services only to the same class of customers to which NEVADA sells the services, e.g. residence service may not be resold to business customers. CLEC may only resell Lifeline Assistance, Link Up, and other like services to similarly situated customers who are eligible for such services. Further, to the extent CLEC resells services that require certification on the part of the buyer, CLEC will ensure that the buyer has received proper certification and complies with all rules and regulations as established by the Commission.

2.5 NEVADA shall apply the wholesale discount to the retail price or ordinary rate for a retail service rather than a special promotional rate when such promotions will be in effect for no more than 90 days.

2.5.1 If NEVADA offers a new Telecommunications Service or a Telecommunications Service which has not been tariffed on a short-term promotional basis, it must establish the standard retail price or ordinary rate for those Telecommunications Services and make those

         Telecommunications Services available to CLEC at that price less the wholesale discount.

2.5.2 Nothing in this Agreement shall require NEVADA to provide to CLEC promotional service elements that are not Telecommunications Services such as CPE and Inside Wire Maintenance Plans.

2.6 CLEC shall not use a resold service to avoid the rates, terms and conditions of NEVADA's corresponding retail tariff.
2.7 CLEC shall not use resold local exchange telephone service to provide access or interconnection services to itself, interexchange carriers ("IXCs'), wireless carriers, competitive access providers ("CAPs") or other telecommunications providers. CLEC may permit its End Users to use resold local exchange telephone service to access IXCs, wireless carriers, CAPs, or other retail telecommunications providers.

2.8 An End User Common Line ("EUCL") charge and any other mandated charge will continue to apply for each local exchange line resold under this Appendix. All federal rules and regulations associated with EUCL charges, as found in Tariff FCC No. 1, also apply. Revenues from access charges, whether usage sensitive or flat rated, will be retained by NEVADA.

               2.9 To the extent allowable by law, CLEC shall be responsible for Primary Interexchange Carrier ( "PIC") change. charges associated with such local exchange line. CLEC shall pay for PIC changes at the tariffed rate.

2.10 NEVADA shall provide the services covered by this Appendix subject to availability of existing facilities and on a nondiscriminatory basis with its other customers. CLEC shall resell the services provided herein only in those service areas in which such resale services or any feature or capability thereof are offered at retail by NEVADA as the incumbent local exchange carrier to its End Users.

 2.11 When CLEC migrates an End User currently receiving service from NEVADA's network, without any changes to NEVADA's network, and such order requires manual processing by NEVADA personnel, CLEC will be charged an interim per order (i.e., per billable telephone number) conversion charge as outlined in Appendix PRICING. The rate for migration orders processed and completed electronically will be determined at a later date.

         2.11.1 When CLEC converts an End User and adds or changes are made to the network, the respective migration charge will apply, as well as any normal service order charges associated with said changes. All nonrecurring service connection charges, excluding the migration charge mentioned above, will be charged at the appropriate wholesale discount for those services listed in the Exhibits to this Appendix.

 2.12 For the purposes of ordering new service under this Appendix, each request for service shall be handled as a separate and initial request for service per billable telephone number. The additional line rate for Service Order Charges shall apply only to those requests for additional residential service at the End User's same location where a residential line is currently provided on NEVADA's network, regardless of the non-facilities based local service provider of record.

 2.12.1 For purposes of this section, service orders for CLECs shall be handled in the same fashion as NEVADA requires for its End Users.

 2.13 If CLEC is in violation of a provision of this Appendix, NEVADA will notify CLEC of the violation in writing. Such notice must refer to the specific provision being violated. At such time, CLEC will have thirty
         (30) days to correct the violation and notify NEVADA in writing that the violation has been corrected. NEVADA will then bill CLEC for the charges which should have been collected by NEVADA or the actual revenues collected by CLEC from its End Users for the stated violation, whichever is greater. Should CLEC dispute the violations, it must notify NEVADA in writing within fourteen (14) days of receipt of notice from NEVADA. Disputes will be resolved as outlined in the Dispute Resolution Section of the General Terms and Conditions of this Agreement.

               2.14 NEVADA is not required to make services available for resale at wholesale rates to CLEC for its own use.

               2.15 The effective date of this Appendix shall be ten (10) days after the date the Commission approves the Interconnection Agreement.

3.       ANCILLARY SERVICES

91 1/E911

 3.1.1 Where available, NEVADA will afford CLEC End Users with the ability to make 911 calls. CLEC shall be responsible for collecting and remitting all applicable 911 surcharges on a per line basis to the Public Safety Answering Point ("PSAP").

         3.1.2 When requested by NEVADA, CLEC shall provide timely, accurate and complete information on each of CLEC's End Users as needed for the provisioning-of 911 service to CLEC's End Users. Such information shall be in a format and a time frame prescribed by NEVADA for purposes of 911 administration.

3.2      White Page Directories: Listings, Distribution & Information Page

 3.2.1 NEVADA shall provide, at no additional charge, a basic listing of CLEC's End User in the appropriate NEVADA local White Pages. Subscriber listing information on resold lines shall remain the property of NEVADA.

         3.2.1.1 Upon receipt of a request from a third party directory publisher, including Nevada Bell Yellow Pages, for subscriber listing information, NEVADA will provide to that third party directory publisher CLEC subscriber's listing information on an interfiled basis and indistinguishable from NEVADA's subscriber listing information.

 3.2.1.2 Each CLEC subscriber will receive one copy of NEVADA's White Pages directory, and a Yellow Pages directory when cobound with the White Pages, in the same manner and at the same time that they are provided to NEVADA's subscribers. It is the Parties' expectation that separately bound NEVADA Bell Yellow Pages directories will be delivered in the same manner and at the same time to CLEC's subscribers as to NEVADA's subscribers.

 3.2.1.3 If CLEC's End User already has a current NEVADA directory, NEVADA shall not be required to deliver a directory to that End User until new directories are published for that End User's location.

                  3.2.1.4 The listings described above are included in the wholesale price CLEC owes NEVADA for resold lines and will be provided by NEVADA at no additional charges.

          3.2.1.5 Additional Listing Services (e.g., foreign listings) can be purchased by CLEC for its End Users on a per listing basis. CLEC shall pay NEVADA for all such listings provided to CLEC's End Users.

                  3.2.1.6 CLEC hereby releases NEVADA from any and all liability for damages due to errors or omissions in CLECs subscriber listing information as it appears in the White Pages directory, including, but not limited to, special, indirect, consequential, punitive or incidental damages. To the extent CLEC reimburses its End User subscriber any listing charge due to errors or omissions caused directly by NEVADA, NEVADA shall reimburse CLEC any associated wholesale rate.

3.3      Directory Assistance ("DA")

         NEVADA shall provide CLEC's End Users access to NEVADA's Directory Assistance Service. CLEC shall pay NEVADA amounts attributable to Directory Assistance services used by CLEC's End Users. Discounts associated with the utilization of Directory Assistance Service are outlined in the Exhibits to this Appendix.

3.4      Operator Services

         3.4.1 NEVADA shall provide CLEC's End Users access to NEVADA's Operator Services. CLEC shall pay NEVADA amounts attributable to Operator Services used by CLEC's End Users. Discounts associated with the utilization of Operator Services features are outlined in the Exhibits to this Appendix.

         3.4.2 NEVADA shall provide Busy Line Verification and Busy Line Verification Interrupt on calls made on NEVADA's network to CLEC's End Users. CLEC shall pay NEVADA associated charges when its End Users request such services as outlined in the Exhibits of this Appendix.

3.5 Should CLEC choose to suspend their End User through Company Initiated Suspension Service, this suspension period shall not exceed fifteen
         (15) calendar days. CLEC shall be billed a suspend charge per CLEC's End User billing telephone number, as outlined in Appendix PRICING. When CLEC issues a disconnect on the same end user account within fifteen (15) days after the suspension service has been ordered or after the fifteen (15) day suspension period, CLEC shall be responsible for all appropriate charges on the account back to the suspension date. Should CLEC restore their End User, CLEC will be billed for the appropriate monthly service from the time of suspension.

4.       BRANDING

4.1 Except where otherwise required by law, CLEC shall not, without NEVADA's written authorization, offer the resale services covered by this Appendix using the trademarks, service marks, trade names, brand names, logos, insignia, symbols or decorative designs of NEVADA or its affiliates, nor shall CLEC state or imply that there is any joint business association or similar arrangement with NEVADA in the provision of Telecommunications Services to CLEC's own End Users. CLEC may brand services included in this Appendix with its own brand name, but NEVADA shall not be responsible for providing such branding.
4.2      Requirements

         Pursuant to Section 226 (b) of The Telecommunications Act of 1996, each provider of Operator Services is required to:

               (a) provide its brand at the beginning of each telephone call and before the consumer incurs any charge for the call; and

               (b) disclose immediately to the consumer, upon request, a quote of its rates or charges for the call.

4.3      Call Branding

         Currently NEVADA is unable to provide unique branding for CLEC. All calls will be unbranded. When NEVADA has the capability to uniquely brand CLEC calls, the Parties shall negotiate the specific price, terms, and conditions for this service.

4.4      Rate/Reference Information

         Currently NEVADA is unable to provide unique Rate/Reference Information. When NEVADA has the capability to provide unique Rate/Reference Information for CLECs, the Parties shall negotiate the specific price, terms, and conditions for this service. In the interim, CLEC specific rate quotes will only be provided when CLEC's OS rates exactly mirror NEVADA's rates. To the extent CLEC provides NEVADA its customer. service center number, NEVADA will provide such referral number to CLEC's End User customer for all other rate quotes.

4.5 Where CLEC purchases resale and elects to provide Directory Assistance and/or Operator Services to its customers through its own or a third party's Directory Assistance and/or Operator Services platforms, NEVADA will provide the functionality and features required to route calls from CLEC customers for local

                  Directory Assistance and/or Operator Services to CLEC designated, dedicated trunks. Trunk signaling will be appropriate to the technology used to provide access to CLEC's Directory Assistance and/or Operator Services Platform. All CLEC Directory Assistance and/or Operator Services trunk group(s) will be dedicated and will not overflow to the NEVADA network for call completion. A single customized routing configuration will be provided for all of CLEC's customers in an individual switch. Implementation of CLEC customized Directory Assistance and/or Operator Services routing arrangements will be on a project specific individual case basis as mutually agreed by the Parties. Charges for dedicated trunks are stated separately in Appendix PRICING.

5.       RESPONSIBILITIES OF NEVADA

5.1 NEVADA shall allow CLEC to place service orders and receive phone number assignments (for new lines). These activities shall be accomplished by facsimile or electronic interface when established. NEVADA, with input from CLEC, shall provide interface specifications for electronic access for these functions to CLEC once such electronic interfaces become technically feasible and are in place, However, CLEC shall be responsible for modifying and connecting any of its systems with NEVADA provided interfaces when such interfaces become available, as outlined in Appendix OSS.
5.2 NEVADA shall implement CLEC service orders within the same time intervals NEVADA uses to implement service orders for similar services for its own End Users.

          5.3 CLEC will have the ability to report trouble for its End Users to appropriate NEVADA trouble reporting centers twenty-four (24) hours a day, seven (7) days a week in the same manner as NEVADA provides for its End Users. CLEC will be assigned a customer contact center when initial service agreements are made. CLEC's End Users calling NEVADA will be referred to CLEC at the number provided by CLEC. NEVADA shall at all times be responsible for the repair and maintenance of its network. Nothing herein shall be interpreted to authorize CLEC to repair, maintain, or in any way touch NEVADA's network facilities, including those on End User premises.

         5.3.1 Methods and procedures for ordering and trouble reporting are outlined in CLEC Handbook, as amended by NEVADA from time to time. Both Parties agree to abide by the procedures contained therein.
5.4 On no less than sixty (60) days advance written notice, CLEC may request NEVADA to make certain usage information available to CLEC on a daily basis in a standard electronic format as outlined in Appendix OSS. The information will consist of usage sensitive charges NEVADA will bill to CLEC arising out of the -use of resold lines. CLEC agrees to pay NEVADA three tenths of a cent ($.003) per message for this service.

5.5 NEVADA will notify CLEC of any changes in the price, terms and conditions under which NEVADA offers Telecommunications Services at retail to subscribers who are not telecommunications providers or carriers, including, but not limited to, the introduction of any new features, functions, services, promotions, grandfathering or the discontinuance of current features or services at the time a tariff filing is transmitted to the State Commission, or, in situations where a tariff filing is not so transmitted, within sixty (60) days (forty-five (45) days for price changes) of the expected effective date of such change. 5.5.1 NEVADA currently uses the Accessible Letter process to notify CLEC of new services available for resale during the term of this Agreement. The notification shall advise CLEC of the category in which such new service shall be placed and the same discount already applicable to CLEC in that category shall apply to the new service. Should NEVADA change its notification procedures to CLEC, the notice will be no less prompt than the Accessible Letter.

5.6 CLEC End User's activation of Call Trace shall be handled by NEVADA. NEVADA shall notify CLEC of requests by its End Users to provide the call records to the proper authorities. Subsequent communication and resolution of the case with CLEC's End User (whether that End User is the victim or the suspect) will be coordinated through CLEC.

               5.6.1 CLEC understands that for services where reports are provided to law enforcement agencies (e.g., Call Trace) only billing number and address information shall be provided. It shall be CLEC's responsibility to provide additional information necessary for any police investigation. CLEC shall indemnify NEVADA against any claims that insufficient information led to inadequate prosecution. NEVADA shall handle law enforcement requests consistent with the Miscellaneous-Law Enforcement Section of the General Terms and Conditions of this Agreement.

6.       RESPONSIBILITIES OF CLEC

          6.1 Prior to submitting an order under this Agreement, CLEC shall obtain End User authorization as required by applicable state or federal laws and regulations, and assumes responsibility for applicable charges as specified in Section 258(b) of the Telecommunications Act of 1996. NEVADA shall abide by the same applicable laws and regulations.

               6.2 Only an End User can initiate a challenge to a change in its local exchange service provider. If an End User notifies NEVADA or CLEC that the End User requests local exchange service, the Party receiving such request shall be free to immediately provide service to such End User, except in those instances where the end user's account is local PIC protected. It is the responsibility of the end user to provide written authorization to the current provider of record to remove local service provider protection before any changes in local exchange service provider are processed.

         NEVADA shall be free to connect the End User to any local service provider based upon the local service provider's request and local service provider's assurance that proper End User authorization has been obtained. Both Parties shall make authorization available to the other Party upon request and at no charge.
6.3 When an End User changes or withdraws authorization, each Party shall release customer-specific facilities in accordance with the End User customer's direction or the direction of the End User's authorized agent. Further, when an End User abandons the premises, NEVADA is free to reclaim the facilities for use by another customer and is free to issue service orders required to reclaim such facilities.

6.4 Neither Party shall be obligated by this Appendix to investigate any allegations of unauthorized changes in local exchange service ("slamming") on behalf of the other Party or a third party. If NEVADA, on behalf of CLEC, agrees to investigate an alleged incidence of slamming, NEVADA shall charge CLEC a fifty dollar ($50) investigation fee.

               6.5 When NEVADA receives an order from CLEC for services under this Appendix, and NEVADA is currently providing the same services to another CLEC for the same End User, NEVADA shall notify the End User's CLEC of record of such disconnect activity, should CLEC subscribe to the Local Disconnect Report ("LDR") as outlined below. It shall then be the responsibility of the CLEC of record and CLEC to resolve any issues related to the End User. This paragraph shall not apply to new additional lines and services purchased by an End User from multiple CLECs or from NEVADA.

          6.5.1 When available and on no less than sixty (60) days notice, CLEC may request the LDR. NEVADA agrees to furnish to CLEC the Billing Telephone Number ("BTN"), Working Telephone Number ("WTN"), and terminal number of all End Users who have disconnected CLEC's service. CLEC understands and agrees that such information will only be available electronically. Information will be provided on a per WTN basis to be priced on a per WTN basis. NEVADA will provide CLEC no less than thirty (30) days notice prior to any change of the per-WTN charge.

                  NEVADA grants to CLEC a non-exclusive right to use the information provided by NEVADA. CLEC will not permit anyone but its duly authorized employees or agents to inspect or use this information. CLEC agrees to pay NEVADA ten cents ($0.10) per WTN and any other applicable charges for the LDR as outlined in this Appendix.

6.6 CLEC agrees to hold harmless and indemnify NEVADA against any and all liability and claims, including reasonable attorney's fees, that may result from NEVADA acting under this Appendix.
6.7 CLEC is solely responsible for the payment of charges for all services furnished under this Appendix including, but not limited to, recurring and nonrecurring charges, calls originated or accepted at CLEC's location and its End Users' service locations, with the exception of any retail services provided directly by NEVADA to the End User which NEVADA shall be responsible for billing.

 6.7.1 Interexchange carried traffic (e.g., sent-paid, information services and alternate operator services messages) received by NEVADA for billing to resold end-user accounts will be returned as unbillable and will not be passed on to CLEC for billing. An unbillable code returned with those messages to the carrier will indicate that the messages originated from a resold account and will not be billed by NEVADA.

 6.7.2 In accordance with industry standards, IXC PIC selections for lines resold to CLEC will not be processed from IXCs or End Users, but will only be processed if received from CLEC.

6.8 NEVADA shall not be responsible for the manner in which the use of resold service, or the associated charges are allocated to others by CLEC. All applicable rates and charges for such services will be billed to and shall be the responsibility of CLEC, with the exception of retail services provided directly to the End User by NEVADA.

6.8.1 Compensation for all services shall be paid regardless of a Party's ability or inability to collect charges from its End User for such service.

6.9 If CLEC does not wish to be responsible for collect, third number billed, toll, and information services (e.g., 900) calls, it must order the appropriate blocking for .resold lines under this Appendix and pay any applicable charges. Depending on the origination point, some calls may bypass the blocking systems. CLEC acknowledges this limitation and understands that CLEC is responsible for any charges associated with such calls. CLEC acknowledges that blocking is not available for certain types of calls, including 800/888 numbers.

         6.10 CLEC shall be responsible for modifying and connecting any of its systems with NEVADA provided interfaces as described in this Appendix.

         6.11 CLEC shall be responsible for providing to its End Users and to NEVADA a telephone number or numbers that CLEC's End Users can use to contact CLEC in the event of service or repair requests. In the event that CLEC's End Users contact NEVADA with regard to such requests, NEVADA shall inform the End User that they should call CLEC and may provide CLEC's contact number. The requirements herein are subject to additional terms and conditions in the Coordinated Repair Calls section of the General Terms and Conditions of this Agreement.

7.       PROCEDURES FOR NONPAYMENT AND DISCONNECTION

7.1 If CLEC fails to pay when due (within 30 days of the bill date), any and all charges billed to them under this Appendix, including any late payment charges ("Unpaid Charges") or miscellaneous charges, and any portion of such charges remain unpaid more than fifteen (15) days after the due date of such Unpaid Charges, NEVADA shall notify CLEC in writing that in order to avoid having service disconnected, CLEC must remit all Unpaid Charges to NEVADA within fourteen (14) days.

7.2 If CLEC disputes the billed charges, it shall, within the fourteen (14) day period provided for above, inform NEVADA in writing which portion of the charges it disputes, including the specific details and reasons for its dispute; immediately pay to NEVADA all undisputed charges; and pay all disputed charges into an interest bearing escrow account.

7.3 Disputes hereunder shall be resolved in accordance with the procedures identified in the Dispute Resolution Section of the General Terms and Conditions of this Agreement. Failure of CLEC to pay charges deemed owed to NEVADA after conclusion of the Arbitration shall be grounds for termination under this Section.

7.4 If any CLEC charges remain unpaid or undisputed twenty-nine (29) days past the due date, NEVADA shall notify CLEC and the Commission in writing, that unless all charges are paid within sixteen (16) days, CLEC's service shall be disconnected and its End Users shall be defaulted to NEVADA's local service. NEVADA will also suspend order acceptance with the exception of disconnects on the same day that it sends the letter required by the preceding sentence.
7.5 If any CLEC charges remain unpaid or undisputed forty (40) days past the due date, CLEC shall, at its sole expense, notify its End Users and the Commission that their service may be disconnected for CLEC failure to pay Unpaid Charges, and that its End Users must affirmatively select a new local service provider within five (5) days. The notice shall also advise the End User that NEVADA will assume the End User's account at the end of the five (5) day period should the End User fail to select a new local service provider.

7.6 If any CLEC charges remain unpaid or undisputed forty-five (45) days past the due date, NEVADA shall disconnect CLEC and transfer all CLEC's End Users who have not selected another local service provider directly to NEVADA's service. These End Users shall receive the same services provided through CLEC at the time of transfer. NEVADA shall inform the Commission of the names of all End Users transferred through this process. Applicable service establishment charges for switching End Users from CLEC to NEVADA shall be assessed to CLEC.

7.7 Within five (5) days of the transfer (50 days past CLEC's due date), NEVADA shall notify all affected End Users that because of CLEC's failure to pay, their service is now being provided by NEVADA. NEVADA shall also notify the End User that they have thirty (30) days to select a local service provider, after which time should the End User not select a local service provider, the End User's service shall be terminated.

7.8 NEVADA may discontinue service to CLEC upon failure to pay undisputed charges as provided in this Section, and shall have no liability to CLEC or CLEC's End Users in the event of such disconnection.

         7.9 If any End User fails to select a local service provider within thirty (30) days of the change of providers (80 days past CLEC's due date), NEVADA shall terminate the End User's service. NEVADA shall notify the Commission of the names of all End Users whose service has been terminated. The End User shall be responsible for any and all charges incurred during the selection period.
         7.10 Nothing herein shall be interpreted to obligate NEVADA to continue to provide service to any such End Users. Nothing herein shall be interpreted to limit any and all disconnection rights NEVADA may have with regard to such End Users.
         7.11 After disconnect procedures have begun, NEVADA shall not accept service orders from CLEC until all unpaid charges are paid. NEVADA shall have the right to require a deposit equal to one month's charges (based on the highest previous month of service from NEVADA) prior to resuming service to CLEC after disconnect for nonpayment.

8.       INTERVENING LAW AND PRESERVATION OF RIGHTS

          8.1 At the time of execution of this Agreement, NEVADA is participating in Dockets before the Commission. The Parties have included certain rates, terms, and/or conditions in this Appendix which reflect rates, terms, and/or conditions established in Arbitration and contained in one or more agreements approved by the Commission. CLEC acknowledges that any negotiations, appeal, stay, injunction or similar proceeding impacting the applicability of those rates, terms or conditions to other CLECs will similarly impact the applicability of those rates, terms or conditions to CLEC (Collectively "Appeals"). If CLEC is not eligible to receive one or more rates, terms, or conditions at any time due to such Appeals, the Parties agree that NEVADA shall substitute the most favorable rate(s), terms, and conditions applicable to CLEC's activities then in place from an interconnection agreement which has been approved by the Commission.

8.2 Moreover, if the actions of Nevada or federal legislative bodies, courts or regulatory agencies of competent jurisdiction invalidate, modify or stay the enforcement of laws or regulations that were the basis for a provision of the contract which is reflective of the Consolidated Award, the affected provision shall be invalidated, modified or stayed. In such event, the Parties shall expend diligent efforts to arrive at an agreement respecting the modifications to the Agreement required. If negotiations fail, disputes between the Parties concerning the interpretation of the actions required or the provisions affected by such governmental actions shall be resolved pursuant to the Dispute Resolution process provided for in the General Terms and Conditions of this Agreement. NEVADA expressly reserves all of its appellate rights concerning the above Appeals and does not waive any legal arguments by executing this Appendix.

APPENDIX RESALE                         LIST OF NEVADA BELL'S TELECOMMUNICATIONS
EXHIBIT A                                          SERVICES AVAILABLE FOR RESALE
                                                           Version Date 04-09-98
                                                  NEVADA/PAC-WEST TELECOMM, INC.

--------------------------------------------------------------------------------------------------------------------------------

NEVADA BELL                                                                                   Nevada Bell Retail Rates
--------------------------------------------------------------------------------------------------------------------------------

                                                                Navada Bell
                                                                Tariff Site                         Service
                                                                (Name, Sect,            Monthly   Charge/Non-   Per Use  Minute
NEVADA BELL Service Name                                        Para)          USOC    Recurring   Recurring    Charge   Charge
--------------------------------------------------------------------------------------------------------------------------------
NETWORK AND EXCHANGE SERVICES                                   NE
PUCN TARIFF                                                     NE A


SERVICE CHARGES                                                 NE A3

RATES AND CHARGES                                               NE A3.1.1.C

Elements for new and additional service,                        NE A3.1.1.C.1
move and changes and in place
connections. (BUSINESS)
 - Service Ordering Charge, per customer request
   - Connecting new or additional central office line                           NLC             $    38.00
   - Move/chg. svc./equip. or add new or additional
     svc./equip. (other than central office line)                               SCC             $    24.00
   - Move/chg. svc./equip. or add new or additional
     svc./equip. associated with CCS or CC2000 ftrs.                            CCCHG           $    24.00
 - Central Office Line Connection Charge, per line:
   - Local Central Office/1/                                                      Y             $    38.00
   - Contiguous Foreign Exchg/Foreign Prefix Svc.                               ZZZYB           $   233.00
   - Noncontiguous Foreign Exchange                                             1LPJ4           $   375.00
   - Premises Visit Charge- each visit                                            N             $    17.00
Elements for new and additional service,                        NE A3.1.1.C.1
move and changes and in place
connections. (RESIDENCE)
 - Service Ordering Charge, per customer request:
   - Connecting new or additional central office line                           NLC              $   18.50
   - Move/chg. svc./equip., or add new or additional
     svc./equip. (other than central office line)                               SCC              $   11.50
   - Move/chg. svc./equip., or add new or additional
     svc./equip. associated with CCS or CC2000 ftrs                             CCCHG            $   11.50
 - Central Office Line Connection Charge, per line:
   - Local Central Office/1/                                                      Y              $   15.00
   - Contiguous Foreign Exchg./Foreign Prefix Svc.                              ZZZYB            $  229.00
   - Noncontiguous Foreign Exchange                                             1LPJ4            $  368.00
Other Equipment and Facilities                                  NE A3.1.1.C.2
 - Charges for moving, rearranging, or changing of
   equip., apparatus, or facilities, other than provided
   in this Section, will be an amount equal to the cost of
   labor and material.                                                                                 Y

MOVE AND CHANGE CHARGES                                         NE A3.1.2

Cust. requested Number Chg. (BUSINESS)                          NE A3.1.2.C.2
 - First Primary Service Line of each account                                   NCK              $   38.00
 - Each Additional Primary Service Line of same
   account on same order                                                        NCK              $   20.00
Cust. requested Number Chg. (RESIDENCE)
 - First Primary Service Line of each account                                   NCK              $   31.00
 - Each Additional Primary Service Line of same
   account on same order                                                        NCK              $   19.00


SERVICE CONNECTION CHARGES/1/                                   NE A3.1.10

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Nevada Bell Wholesale
                                                                    Offered Discount %

                                                Message   Mileage               Non-      Notes and References Relate to Retail
NEVADA BELL Service Name                         Charge   Charge   Recurring  Recurring    Services Only
------------------------------------------------------------------------------------------------------------------------------------
NETWORK AND EXCHANGE SERVICES
PUCN TARIFF                                                                               Guide "Y" in center of USOC or rate cell,
                                                                                          means yes, see reference or notes for more
                                                                                          information "N" means no USOC or rate for
                                                                                          this item.
SERVICE CHARGES

RATES AND CHARGES

Elements for new and additional service,
move and changes and in place
connections. (BUSINESS)
 - Service Ordering Charge, per customer request:
   - Connecting new or additional central office line                         13.51%
   - Move/chg. svc./equip. or add new or additional
     svc./equip. (other than central office line)                             13.51%
   - Move/chg. svc./equip. or add new or additional
     svc./equip. Associated with CCS or CC2000 ftrs.                          13.51%
 - Central Office Line Connection Charge, per line:
   - Local Central Office/1/                                                  13.51%      NOTE 1: Local Central Office connection
                                                                                          charge is automatically generated by Class
                                                                                          of Service USOCs for residence, business
                                                                                          trunks and extension lines.
   - Contiguous Foreign Exchg/Foreign Prefix Svc.                             13.51%
   - Noncontiguous Foreign Exchange                                           13.51%
   - Premises Visit Charge- each visit                                        13.51%
Elements for new and additional service,
move and changes and in place
connections. (RESIDENCE)
 - Service Ordering Charge, per customer request:
   - Connecting new or additional central office line                         10.37%
   - Move/chg. svc/equip., or add new or additional
     svc./equip. (other than central office line)                             10.37%
   - Move/chg. svc/equip., or add new or additional
     svc./equip. associated with CCS or CC2000 ftrs                           10.37%
 - Central Office Line Connection Charge, per line:
   - Local Central Office/1/                                                  10.37%
   - Contiguous Foreign Exchg./Foreign Prefix Svc.                            10.37%
   - Noncontiguous Foreign Exchange                                           10.37%
Other Equipment and Facilities
 - Charges for moving, rearranging, or changing of
   equip., apparatus, or facilities, other than provided
   in this Section, will be an amount equal to the cost
   labor and material.                                                            0%

MOVE AND CHANGE CHARGES

Cust. requested Number Chg. (BUSINESS)
 - First Primary Service Line of each account                                 13.51%
 - Each Additional Primary Service Line of same
   account on same order                                                      13.51%
Cust. requested Number Chg. (RESIDENCE)
 - First Primary Service Line of each account                                 10.37%
 - Each Additional Primary Service Line of same
   account on same order                                                      10.37%

                                                                                          NOTE 1: Service Connection Charges listed
                                                                                          in this section do not apply to
                                                                                          individual, multi-line, trunks, party line
                                                                                          or farmer line services Charges for these
                                                                                          services are found in NE A3. 1. 1,
                                                                                          multi-element charges.

SERVICE CONNECTION CHARGES/1/
------------------------------------------------------------------------------------------------------------------------------------


Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell. For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                         1 of 30

APPENDIX RESALE                                              LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                     Version Date 04-09-98
                                                                                                     NEVADA/PAC-WEST TELECOMM, INC.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     Nevada Bell Retail Rates
NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Nevada Bell
                                                      Tariff Site                      Service
                                                      (Name, Sect,         Monthly  Charge/Non-  Per Use   Minute  Message  Mileage
NEVADA BELL Service Name                              Para)         USOC  Recurring  Recurring    Charge   Charge   Charge   Charge
-----------------------------------------------------------------------------------------------------------------------------------
New and Additional Complex Business Svc./2/           NE A3.1.10.C
 - Primary Service, each line:
   - Local and Extended Area Service
     - TAS trunk line service or Answering line                                      $  119.00
     - Tie line (same premises)                                                      $   72.00
     - Custom Data Service, each line                                                $  220.00
   - Foreign Exchange Service, Contiguous, each line
     - TAS trunk line service or Answering lines                                     $  316.00
   - Foreign Exchange Svc., Noncontiguous, each line
     - TAS trunk line service or Answering lines                                     $  458.00
   - Foreign Prefix Svc. in same exchange, each line
     - TAS trunk line service or Answering lines                                     $  316.00
 - Extension Line; PBX, Horizon, ACD and TAS
   Station Line Service; Secretarial Line Service:
   - Off-premises, in the same bldg. or different
     bldg. on continuous property
     - Extension Line                                                                $   72.00
     - PBX, TAS, Horizon, or ACD Line                                                $   72.00
     - Secretarial Line                                                              $  108.00
   - Off-premises, on noncontiguous property in the
     same central office serving area, each line
     - Extension Line                                                                $  108.00
     - PBX, TAS, ACD, or Horizon line                                                $  189.00
     - Tie line                                                                      $  108.00
     - Secretarial line, Extension of an individual
       access line or trunk                                                          $  108.00
     - Secretarial Line, Extension of a PBX line,
       ACD line or Horizon line                                                      $  189.00
   - Off-premises in a different central office
     serving area in the same exchange or contiguous
     Foreign Exchange Area, each line
     - Extension line                                                                $  305.00

     - PBX, TAS, ACD, Horizon line or Tle line                                       $  350.00
     - Secretarial line - Extension of an individual
       access line or trunk                                                          $  305.00
     - Secretarial line -  Extension of a PBX line,
       ACD line or Horizon line                                                      $  350.00
New and Additional Complex Residence Service         NE A3.1.10.C
 - Primary Service, each line:
   - Local and Extended Area Service
     - Individual access line, Trunk line service                                    $   96.00
     - Custom Data Service, each line                                                $  220.00
   - Foreign Exchange Service, Contiguous, each line
     - Individual access line, Trunk line service                                    $  290.00
   - Foreign Exchange Svc., Noncontiguous, each line
     - Individual access line, Trunk line service                                    $  429.00
   - Foreign Prefix Svc. In same exchange, each line
     - Individual access line, Trunk line service                                    $  290.00
 - Extension Line; PBX Primary Line; Secretarial Line
   Service
   - On and off premises in the same bldg. or different
     bldg. on continuous property, each line
     - Extension line                                                                $   50.00
     - PBX line                                                                      $   50.00

-----------------------------------------------------------------------------------------------------------------------------------

                                                      Nevada Bell Wholesale
NEVADA BELL                                             Offered Discount %
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Non-
NEVADA BELL Service Name                              Recurring   Recurring     Notes and References Relate to Retail Services Only
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               NOTE 2: Complex Services as used in this tariff are
                                                                               telephone answering service, the lines and Custom
                                                                               Data Service lines.
New and Additional Complex Business Svc./2/
 - Primary Service, each line:
   - Local and Extended Area Service
     - TAS trunk line service or Answering line                     13.51%
     - Tie line (same premises)                                     13.51%
     - Custom Data Service, each line                               13.51%     Includes the rate for one RJ11 type jack
   - Foreign Exchange Service, Contiguous, each line
     - TAS trunk line service of Answering lines                    13.51%
   - Foreign Exchange Svc., Noncontiguous, each line
     - TAS trunk line service or Answering lines                    13.51%
   - Foreign Prefix Svc. In same exchange, each line
     - TAS trunk line service or Answering lines                    13.51%
 - Extension Line; PBX, Horizon, ACD and TAS
   Station Line Service; Secretarial Line Service:
   - Off-premises, in the same bldg. or different
     bldg. on continuous property
     - Extension Line                                               13.51%
     - PBX, TAS, Horizon, or ACD Line                               13.51%
     - Secretarial Line                                             13.51%
   - Off-premises, on noncontiguous property in the
     same central office serving area, each line
     - Extension Line                                               13.51%
     - PBX, TAS, ACD, or Horizon line                               13.51%
     - Tie line                                                     13.51%
     - Secretarial line, Extension of an individual
       access line or trunk                                         13.51%
     - Secretarial Line, Extension of a PBX line,
       ACD line or Horizon line                                     13.51%
   - Off-premises in a different central office
     serving area in the same exchange or contiguous
     Foreign Exchange Area, each line
     - Extension line                                               13.51%
                                                                               Charge shown for these services, (Tie Line only)
                                                                               applies only to services provided off-premises in a
                                                                               different central office serving area in the same
     - PBX, TAS, ACD, Horizon line or Tle line                      13.51%     exchange.
     - Secretarial line - Extension of an individual
       access line or trunk                                         13.51%
     - Secretarial line -  Extension of a PBX line,
       ACD line or Horizon line                                     13.51%
New and Additional Complex Residence Service
 - Primary Service, each line:
   - Local and Extended Area Service
     - Individual access line, Trunk line service                   10.37%
     - Custom Data Service, each line                               10.37%     Includes the rate for one RJ11 type jack
   - Foreign Exchange Service, Contiguous, each line
     - Individual access line, Trunk line service                   10.37%
   - Foreign Exchange Svc., Noncontiguous, each line
     - Individual access line, Trunk line service                   10.37%
   - Foreign Prefix Svc. In same exchange, each line
     - Individual access line, Trunk line service                   10.37%
 - Extension Line; PBX Primary Line; Secretarial Line
   Service
   - On and off premises in the same bldg. or different
     bldg. On continuous property, each line
     - Extension line                                               10.37%
     - PBX line                                                     10.37%

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell. For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                         2 of 30

APPENDIX RESALE                                               LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                      Version Date 04-09-98
                                                                                                      NEVADA/PAC-WEST TELECOMM, INC.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Nevada Bell Retail Rates
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------
                                                              Nevada Bell
                                                              Tariff Site                             Service
                                                              (Name, Sect,               Monthly    Charge/ Non-   Per Use  Minute
NEVADA BELL Service Name                                      Para)           USOC      Recurring     Recurring     Charge  Charge
------------------------------------------------------------------------------------------------------------------------------------
     - Secretarial line                                                                              $   85.00
   - Off-premises on noncontinuous property in the
     same central office service area, each line
     - Extension line                                                                                $   85.00
     - PBX line                                                                                      $  154.00
     - Secretarial line                                                                              $   85.00
   - Off-premises in a different central office serving
     area in the same exchange or contiguous foreign
     exchange area, each line
     - Extension line                                                                                $  279.00
     - PBX line                                                                                      $  313.00
     - Secretarial line                                                                              $  279.00



EXCHANGE SERVICES                                             NE A5


FOREIGN EXCHANGE (FX) SERVICES                                NE A5.1.4

Foreign Exchange Rates and Charges                            NE A5.1.4.D
 - Foreign Exchange Mileage Rate
   - Each one-half mile or fraction thereof-
     - Each individual flat rate PBX business trunk                           1LHAV      $  2.90
     - Each individual flat rate line primary station-
       Res. and Bus.                                                          1LHBV      $  2.90


LOCAL EXCHANGE SERVICES                                       NE A5.2

Measured Rate Service                                         NE A5.2.1
 - Local Exchange Measured Rate Service                       NE A5.2.2.1
   - Rates and Charges                                        NE A5.2.1.1.C
     - Rate per month for each primary individual line
       service (for all Nevada Bell exchanges unless
       otherwise noted):

       - Individual Measured Res. or Bus. Service                             ALD        $ 23.00
       - Individual Measured Business Service                                 1MB/1ML    $ 14.00

       - Individual Standard Measured Residence Svc.                          1MR/1SY    $  6.70
       - Individual Low Use Measured Residence Svc.                           1MQ/1SZ    $  5.40
       - Custom Data Service
         - Rates and Charges                                  NE A5.2.1.2.C
           - Each line                                                                     Y

           - Service Connection Charge                                                                        Y

     - Usage rate schedule
        - The day rate applies to the following:
          - Initial minute                                                                                                  $ 0.05
          - Additional minute                                                                                               $ 0.02
        - The evening rate applies to the following:
          - Initial minute                                                                                                      25%
          - Additional minute                                                                                                   25%
        - The night rate applies to the following:
          - Initial minute                                                                                                      50%
          - Additional minute                                                                                                   50%

   - Switched 58 Data Service                                 NE A5.2.1.3

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Nevada Bell Wholesale
                                                                                 Offered Discount %
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------


                                                             Message Mileage                 Non-     Notes and References Relate to
NEVADA BELL Service Name                                     Charge  Charge  Recurring    Recurring   Retail Services Only
------------------------------------------------------------------------------------------------------------------------------------
  - Secretarial line                                                                           10.37%
 - Off-premises on noncontinuous property in the
   same central office service area, each line
   - Extension line                                                                            10.37%
   - PBX line                                                                                  10.37%
   - Secretarial line                                                                          10.37%
 - Off-premises in a different central office serving
   area in the same exchange or contiguous foreign
   exchange area, each line
  - Extension line                                                                             10.37%
  - PBX line                                                                                   10.37%
  - Secretarial line                                                                           10.37%


EXCHANGE SERVICES


FOREIGN EXCHANGE (FX) SERVICES

Foreign Exchange Rates and Charges
 - Foreign Exchange Mileage Rate
   - Each one-half mile or fraction thereof-
     - Each individual flat rate PBX business trunk                             13.51%
     - Each individual flat rate line primary station-
     Res. and Bus.                                                           10.37/13.51%


LOCAL EXCHANGE SERVICES

Measured Rate Service
 - Local Exchange Measured Rate Service
   - Rates and Charges
   - Rate per month for each primary individual line
     service (for all Nevada Bell exchanges unless
     otherwise noted):
      - Individual Measured Res. or Bus. Service                             10.37/13.51%             $23.00 applies to all base
                                                                                                      rate areas and $25.00 applies
                                                                                                      to all special rate areas
                                                                                                      except Golconda SRA which is
                                                                                                      $24.50 per month.

      - Individual Measured Business Service                                    13.51%
      - Individual Standard Measured Residence Svc.                             10.37%                A $2.85 monthly allowance will
                                                                                                      be applied to the total
                                                                                                      monthly message charges for
                                                                                                      exchange standard measure
                                                                                                      residence service only.
      - Individual Low Use Measured Residence Svc.                              10.37%

      - Custom Data Service                                                                           See NE A5.2.1.2.B. for
                                                                                                      regulations.
        - Rates and Charges
          - Each line                                                                                 Includes the rate for one RJ11
                                                                                                      type jack.
          - Service Connection Charge                                                                 The "new" service charge (see
                                                                                                      NE A3.1) applies for changes
                                                                                                      between basic access
                                                                                                      service and Custom Data
                                                                                                      Service.
     - Usage rate schedule                                                                            Rates apply to all local
                                                                                                      calls. See NE A5.2.1.1.C.1 b
                                                                                                      for "Discount Schedule" by
                                                                                                      day/hour etc
       - The day rate applies to the following:
         - Initial minute                                                    10.37/13.51%             Day rate carries no discount.
         - Additional minute                                                 10.37/13.51%             Day rate carries no discount.
       - The evening rate applies to the following:
         - Initial minute                                                    10.37/13.51%             25% off day rate.
         - Additional minute                                                 10.37/13.51%             25% off day rate.
       - The night rate applies to the following:
         - Initial minute                                                    10.37/13.51%             50% off day rate.
         - Additional minute                                                 10.37/13.51%             50% off day rate.
   - Switched 56 Data Service                                                                         See NE A5.2.1.3 for numerous
                                                                                                      descriptions, regulations,
                                                                                                      restrictions and limitations.

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell. For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                         3 of 30

APPENDIX RESALE                                              LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                     Version Date 04-09-98
                                                                                                      NEVADA/PAC-WEST TELECOMM, INC

-----------------------------------------------------------------------------------------------------------------------------------


                                                                                     Nevada Bell Retail Rates

NEVADA BELL
----------------------------------------------------------------------------------------------------------------------------------
                                                      Nevada Bell
                                                      Tariff Site                       Service
                                                      (Name, Sect,           Monthly  Charge/Non-  Per Use  Minute  Message Mileage
NEVADA BELL Service Name                              Para)          USOC   Recurring  Recurring    Charge  Charge  Charge  Charge
-----------------------------------------------------------------------------------------------------------------------------------
   - Rates and Changes                                NE A5.2.1.3.D
     - Each SW-58 equipped line or trunk
       - Datapath/TCM - 2-wire local                                 DP58K  $   45.00  $  500.00
       - Datapath Extension (DPX) - 2-wire remote                    DX56K  $   45.00  $  500.00
       - Office Channel Unit Dataport/Control Mode
         Idle - 4-wire local                                         OC56K  $   45.00  $  500.00
       - Office Channel Unit Dataport/Control Mode
         Idle - 4-wire remote                                        OX56K  $   45.00  $  500.00
Flat-Rate Service                                     NE A5.2.4.
 - Local Exchange Flat-Rate Service                   NE A5.2.4.
   - Rates and Changes                                NE A5.2.4C
     - Rate per month for each primary
       individual and party line service:
       - Individual Line Flat Rate Business Service                  1FB    $   22.00
       - Individual Line Flat Rate Residence Service                 1FR    $   10.75
       - Individual Line Flat Rate Business Service -
         Without Telephone                                           1FL    $   22.00
       - Individual Line Flat Rate Residence Service -
         Without Telephone                                           1FW    $   10.75
       - Two Party Line Flat Rate Business Service                   2FB    $   15.25
       - Two Party Line Flat Rate Residence Service                  2FR    $    8.05
 - Teen Line                                          NE A5.2.4.1
   - Rates and Changes                                NE A5.2.4.1.D

     - TeenLine                                                      1TL    $    1.60


Local Service Options                                 NE A5.2.5
 - Farmer Line Service                                NE A5.2.5.1
   - Rates and Changes                                NE A5.2.5.1D
     - Rate per month for each station
     - Farmer Line Business Service                                  LSE    $    8.80
     - Farmer Line Residence Service                                 LSF    $    4.40
 - Suburban Service                                   NE A5.2.5.2
   - Rates and Changes                                NE A5.2.5.2.D
     - Each suburban primary station service
       - Suburban service business                                   8FN    $   15.10
       - Suburban service residence                                  8FM    $    7.25
 - Suburban  Mileage                                  NE A5.2.5.3
   - Reno and Carson City Exchanges                   NE A5.2.5.3.D
     - All customer's locations within one mile of
       the base rate area of special rate area                       MFM    $     .00
     - All additional customer locations                             MET    $     .00
     - All exchanges except Reno and Carson City
     - All the customer's locations within one mile
       of  the base rate area of special rate area                   RUF    $     .00
     - All additional customer locations                             RUR    $     .00
Interoffice Mileage Rates                             NE A5.2.7
 - Mileage rates- per month                           NE A5.2.7.D
   - Mileage between Central Offices of Exchange
     for each individual residence or business
     service:
     - First One-Quarter-Mile or Fraction of Quarter
       Mile                                                          ZZZYB  $    6.40
     - Each additional Quarter Mile or Fraction of
       Quarter Mile                                                  ZZZYB  $    3.00

PRIVATE BRANCE EXCHANGE TRUNKS                        NE A5.3

-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nevada Bell Wholesale
                                                            Offered Discount %
NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Non-
NEVADA BELL Service Name                                Recurring   Recurring   Notes and References Relate to Retail Services only
-----------------------------------------------------------------------------------------------------------------------------------
   - Rates and Changes
     - Each SW-58 equipped line or trunk
       - Datapath/TCM - 2-wire local                      13.51%     13.50%
       - Datapath Extension (DPX) - 2-wire remote         13.51%     13.51%
       - Office Channel Unit Dataport/Control Mode
         Idle - 4-wire local                              13.51%     13.51%
       - Office Channel Unit Dataport/Control Mode
         Idle - 4-wire remote                             13.51%     13.51%
Flat-Rate Service
 - Local Exchange Flat-Rate Service
   - Rates and Changes
     - Rate per month for each primary
       individual and party line service:                                      See tariff for applicable exchanges
       - Individual Line Flat Rate Business Service       13.51%
       - Individual Line Flat Rate Residence Service      10.37%
       - Individual Line Flat Rate Business Service -
         Without Telephone                                13.51%
       - Individual Line Flat Rate Residence Service -
         Without Telephone                                10.37%
       - Two Party Line Flat Rate Business Service        13.51%
       - Two Party Line Flat Rate Residence Service       10.37%
 - Teen Line
   - Rates and Changes
                                                                               Tariff NE A3. This rate element is in addition to
                                                                               the rate for a single party, flat rate residence
     - TeenLine                                           10.37%               access line from Tariff NE A5. (USOC 1FRTL)
Local Service Options
 - Farmer Line Service                                                         See this tariff for applicable exchanges.
   - Rates and Changes
     - Rate per month for each station
     - Farmer Line Business Service                       13.51%
     - Farmer Line Residence Service                      10.37%
 - Suburban Service                                                            See this tariff for applicable exchanges.
   - Rates and Changes
     - Each suburban primary station service
       - Suburban service business                        13.51%
       - Suburban service residence                       10.37%
 - Suburban  Mileage
   - Reno and Carson City Exchanges
     - All customer's locations within one mile of
       the base rate area of special rate area               NA         NA
     - All additional customer locations                     NA         NA
     - All exchanges except Reno and Carson City
     - All the customer's locations within one mile
       of  the base rate area of special rate area           NA         NA
     - All additional customer locations                     NA         NA
Interoffice Mileage Rates
 - Mileage rates- per month
   - Mileage between Central Offices of Exchange
     for each individual residence or business
     service:
     - First One-Quarter-Mile or Fraction of Quarter
       Mile                                             10.37/13.51%           To calculate mileage refer to NE A6.2.7.Sec.
     - Each additional Quarter Mile or Fraction of
       Quarter Mile                                     10.37/13.51%

PRIVATE BRANCE EXCHANGE TRUNKS

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell. For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                         4 of 30

-----------------------------------------------------------------------------------------------------------------------------------
                            A                                       B            C           E          F           G        H
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Nevada Bell Retail Rates
 1    NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Nevada Bell
                                                                Tariff Site                            Service
                                                                (Name, Sect.               Monthly   Charge/Non-  Per Use   Minute
 2   NEVADA BELL Service Name                                   Para)           USOC      Recurring   Recurring    Charge   Charge
-----------------------------------------------------------------------------------------------------------------------------------
218  Private Branch Exchange Trunks                             NE A5.3
-----------------------------------------------------------------------------------------------------------------------------------
219   - Rates per month                                         NE A5.3 C.1
-----------------------------------------------------------------------------------------------------------------------------------
220     - Mileage between COs of exchange
-----------------------------------------------------------------------------------------------------------------------------------
221       - First one-quarter mile or fraction thereof
-----------------------------------------------------------------------------------------------------------------------------------
222         - Each PBX trunk line equipped                                     ZZZYB     $     8.40
-----------------------------------------------------------------------------------------------------------------------------------
223       - Each additional quarter mile or fraction thereof
-----------------------------------------------------------------------------------------------------------------------------------
224         - Each PBX trunk line equipped                                     ZZZYB     $     3.00
-----------------------------------------------------------------------------------------------------------------------------------
225  Measured Rate Trunks                                       NE A5 3.1
-----------------------------------------------------------------------------------------------------------------------------------
226   - Rates and Charges                                       NE A5.3.1.B
-----------------------------------------------------------------------------------------------------------------------------------
227     - Rates apply to each trunk line equipped
-----------------------------------------------------------------------------------------------------------------------------------
228       - 2-wire monthly rate (all applicable exchanges)                               $    16.00
-----------------------------------------------------------------------------------------------------------------------------------
229       - 4-wire monthly rate (all applicable exchanges)                               $    29.00
-----------------------------------------------------------------------------------------------------------------------------------
230  Flat Rate Trunks                                           NE A5.3 3
-----------------------------------------------------------------------------------------------------------------------------------
231  - Rates and Charges                                        NE A5.3.3.B
-----------------------------------------------------------------------------------------------------------------------------------
232    - 2-wire monthly rate (all applicable exchanges)                                  $    25.00
-----------------------------------------------------------------------------------------------------------------------------------
233    - 4-wire monthly rate (all applicable exchanges)                                  $    37.00
-----------------------------------------------------------------------------------------------------------------------------------
234  Direct-in-Dialing (DID) to PBX Systems                     NE A5.3.4
-----------------------------------------------------------------------------------------------------------------------------------
235  - Rates and Charges                                        NE A5.3.4 B
-----------------------------------------------------------------------------------------------------------------------------------
236    - DID service
-----------------------------------------------------------------------------------------------------------------------------------
237      - Group of DID Numbers
-----------------------------------------------------------------------------------------------------------------------------------
238        -  20 numbers                                                       ND4       $    10.00     $  400.00
-----------------------------------------------------------------------------------------------------------------------------------
239        -  60 numbers                                                       ND6DD     $    15.00
-----------------------------------------------------------------------------------------------------------------------------------
240        - 100 numbers                                                       ND0DD     $    25.00
-----------------------------------------------------------------------------------------------------------------------------------
241      - Additional Group of numbers
-----------------------------------------------------------------------------------------------------------------------------------
242        -  20 numbers                                                       NDJ       $    10.00     $   75.00
-----------------------------------------------------------------------------------------------------------------------------------
243        -  60 numbers                                                       NDJ6A     $    15.00
-----------------------------------------------------------------------------------------------------------------------------------
244        - 100 numbers                                                       NDJ0A     $    25.00
-----------------------------------------------------------------------------------------------------------------------------------
245  Two-way Operation to PBX Systems (DID/DOD)                 NE A5.3.5
-----------------------------------------------------------------------------------------------------------------------------------
246  - Rates and Charges                                        NE A5.3.5.B
-----------------------------------------------------------------------------------------------------------------------------------
247    - Two-way Operation
-----------------------------------------------------------------------------------------------------------------------------------
248      - Group of DID/DOD Numbers
-----------------------------------------------------------------------------------------------------------------------------------
249        -  20 numbers                                                       ND4       $    10.00     $  400.00
-----------------------------------------------------------------------------------------------------------------------------------
250        -  60 numbers                                                       ND6DD     $    15.00
-----------------------------------------------------------------------------------------------------------------------------------
251        - 100 numbers                                                       ND0DD     $    25.00
-----------------------------------------------------------------------------------------------------------------------------------
252      - Additional Group of DID/DOD numbers
-----------------------------------------------------------------------------------------------------------------------------------
253        -  20 numbers                                                       NDJ                      $   75.00
-----------------------------------------------------------------------------------------------------------------------------------
254        -  60 numbers                                                       NDJ6A
-----------------------------------------------------------------------------------------------------------------------------------
255        - 100 numbers                                                       NDJ1A
-----------------------------------------------------------------------------------------------------------------------------------
256
-----------------------------------------------------------------------------------------------------------------------------------
257  PREMIUM EXCHANGE SERVICES                                  NE A5.4
-----------------------------------------------------------------------------------------------------------------------------------
258
-----------------------------------------------------------------------------------------------------------------------------------
259  Extension Service                                          NE A5.4.1
-----------------------------------------------------------------------------------------------------------------------------------
260  Remote Call Forwarding                                     NE A5.4.4
-----------------------------------------------------------------------------------------------------------------------------------
261  - Rates and Charges                                        NE A5.4.4.D
-----------------------------------------------------------------------------------------------------------------------------------
262    - The following rates are for Remote Call
-----------------------------------------------------------------------------------------------------------------------------------
263      Forwarding Service and are in addition to
-----------------------------------------------------------------------------------------------------------------------------------
264      Charges and Rates for equipment with which it
-----------------------------------------------------------------------------------------------------------------------------------
265      is used
-----------------------------------------------------------------------------------------------------------------------------------
266      - First access path
-----------------------------------------------------------------------------------------------------------------------------------
267        - Intrastate Inter-Service Area flat rate bus.                      *BF       $    16.00         Y
-----------------------------------------------------------------------------------------------------------------------------------
268        - Interstate flat rate business                                     *NF       $    16.00         Y
-----------------------------------------------------------------------------------------------------------------------------------
269        - Intrastate Inter-Service Area flat rate res.                      *FR       $    16.00         Y
-----------------------------------------------------------------------------------------------------------------------------------
270        - Interstate flat rate residence                                    *NL       $    16.00         Y
-----------------------------------------------------------------------------------------------------------------------------------
271        - Intra-Service Area flat rate business                             *BL       $    16.00         Y
-----------------------------------------------------------------------------------------------------------------------------------
272        - Intra-Service Area flat rate residence                            *LF       $    16.00         Y
-----------------------------------------------------------------------------------------------------------------------------------
273      - Additional access path
-----------------------------------------------------------------------------------------------------------------------------------
274        - each, Local                                                       RCA       $    16.00         Y
-----------------------------------------------------------------------------------------------------------------------------------
275        - each, Toll                                                        PATH2     $     2.00         Y
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                            A                                      I             J          K           L
-------------------------------------------------------------------------------------------------------------------
                                                                                           Nevada Bell Wholesale
 1    NEVADA BELL                                                                            Offered Discount %
-------------------------------------------------------------------------------------------------------------------


                                                                Message       Mileage                   Non-
 2   NEVADA BELL Service Name                                   Charge        Charge     Recurring   Recurring
-------------------------------------------------------------------------------------------------------------------
218  Private Branch Exchange Trunks
-------------------------------------------------------------------------------------------------------------------
219   - Rates per month
-------------------------------------------------------------------------------------------------------------------
220     - Mileage between COs of exchange
-------------------------------------------------------------------------------------------------------------------
221       - First one-quarter mile or fraction thereof
-------------------------------------------------------------------------------------------------------------------
222         - Each PBX trunk line equipped                                                 13.51%
-------------------------------------------------------------------------------------------------------------------
223       - Each additional quarter mile or fraction thereof
-------------------------------------------------------------------------------------------------------------------
224         - Each PBX trunk line equipped                                                 13.51%
-------------------------------------------------------------------------------------------------------------------
225  Measured Rate Trunks
-------------------------------------------------------------------------------------------------------------------
226   - Rates and Charges
-------------------------------------------------------------------------------------------------------------------
227     - Rates apply to each trunk line equipped
-------------------------------------------------------------------------------------------------------------------
228       - 2-wire monthly rate (all applicable exchanges)                                 13.51%
-------------------------------------------------------------------------------------------------------------------
229       - 4-wire monthly rate (all applicable exchanges)                                 13.51%
-------------------------------------------------------------------------------------------------------------------
230  Flat Rate Trunks
-------------------------------------------------------------------------------------------------------------------
231  - Rates and Charges
-------------------------------------------------------------------------------------------------------------------
232    - 2-wire monthly rate (all applicable exchanges)                                    13.51%
-------------------------------------------------------------------------------------------------------------------
233    - 4-wire monthly rate (all applicable exchanges)                                    13.51%
-------------------------------------------------------------------------------------------------------------------
234  Direct-in-Dialing (DID) to PBX Systems
-------------------------------------------------------------------------------------------------------------------
235  - Rates and Charges
-------------------------------------------------------------------------------------------------------------------
236    - DID service
-------------------------------------------------------------------------------------------------------------------
237      - Group of DID Numbers
-------------------------------------------------------------------------------------------------------------------
238        -  20 numbers                                                                   13.51%        13.51%
-------------------------------------------------------------------------------------------------------------------
239        -  60 numbers                                                                   13.51%
-------------------------------------------------------------------------------------------------------------------
240        - 100 numbers                                                                   13.51%
-------------------------------------------------------------------------------------------------------------------
241      - Additional Group of numbers
-------------------------------------------------------------------------------------------------------------------
242        -  20 numbers                                                                   13.51%        13.51%
-------------------------------------------------------------------------------------------------------------------
243        -  60 numbers                                                                   13.51%
-------------------------------------------------------------------------------------------------------------------
244        - 100 numbers                                                                   13.51%
-------------------------------------------------------------------------------------------------------------------
245  Two-way Operation to PBX Systems (DID/DOD)                                            13.51%
-------------------------------------------------------------------------------------------------------------------
246  - Rates and Charges
-------------------------------------------------------------------------------------------------------------------
247    - Two-way Operation
-------------------------------------------------------------------------------------------------------------------
248      - Group of DID/DOD Numbers
-------------------------------------------------------------------------------------------------------------------
249        -  20 numbers                                                                   13.51%        13.51%
-------------------------------------------------------------------------------------------------------------------
250        -  60 numbers                                                                   13.51%
-------------------------------------------------------------------------------------------------------------------
251        - 100 numbers                                                                   13.51%
-------------------------------------------------------------------------------------------------------------------
252      - Additional Group of DID/DOD numbers
-------------------------------------------------------------------------------------------------------------------
253        -  20 numbers                                                                   13.51%        13.51%
-------------------------------------------------------------------------------------------------------------------
254        -  60 numbers                                                                   13.51%
-------------------------------------------------------------------------------------------------------------------
255        - 100 numbers                                                                   13.51%
-------------------------------------------------------------------------------------------------------------------
256
-------------------------------------------------------------------------------------------------------------------
257  PREMIUM EXCHANGE SERVICES
-------------------------------------------------------------------------------------------------------------------
258
-------------------------------------------------------------------------------------------------------------------
259  Extension Service
-------------------------------------------------------------------------------------------------------------------
260  Remote Call Forwarding
-------------------------------------------------------------------------------------------------------------------
261  - Rates and Charges
-------------------------------------------------------------------------------------------------------------------
262    - The following rates are for Remote Call
-------------------------------------------------------------------------------------------------------------------
263      Forwarding Service and are in addition to
-------------------------------------------------------------------------------------------------------------------
264      Charges and Rates for equipment with which it
-------------------------------------------------------------------------------------------------------------------
265      is used
-------------------------------------------------------------------------------------------------------------------
266      - First access path
-------------------------------------------------------------------------------------------------------------------
267        - Interstate Inter-Service Area flat rate bus.                                  13.51%
-------------------------------------------------------------------------------------------------------------------
268        - Interstate flat rate business                                                 13.51%
-------------------------------------------------------------------------------------------------------------------
269        - Interstate Inter-Service Area flat rate res.                                  10.37%
-------------------------------------------------------------------------------------------------------------------
270        - Interstate flat rate residence                                                10.37%
-------------------------------------------------------------------------------------------------------------------
271        - Intra-Service Area flat rate business                                         10.37%
-------------------------------------------------------------------------------------------------------------------
272        - Intra-Service Area flat rate residence                                        10.37%
-------------------------------------------------------------------------------------------------------------------
273      - Additional access path
-------------------------------------------------------------------------------------------------------------------
274        - each, Local                                                                 10.37/13.51%
-------------------------------------------------------------------------------------------------------------------
275        - each, Toll                                                                  10.37/13.51%
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                            A                                                                       M
-----------------------------------------------------------------------------------------------------------------------------------

 1    NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------



 2   NEVADA BELL Service Name                                             Notes and References Relate to Retail Services Only
-----------------------------------------------------------------------------------------------------------------------------------
218  Private Branch Exchange Trunks
-----------------------------------------------------------------------------------------------------------------------------------
219   - Rates per month
-----------------------------------------------------------------------------------------------------------------------------------
220     - Mileage between COs of exchange                        See tariff for rules on calculating mileage
-----------------------------------------------------------------------------------------------------------------------------------
221       - First one-quarter mile or fraction thereof
-----------------------------------------------------------------------------------------------------------------------------------
222         - Each PBX trunk line equipped
-----------------------------------------------------------------------------------------------------------------------------------
223       - Each additional quarter mile or fraction thereof
-----------------------------------------------------------------------------------------------------------------------------------
224         - Each PBX trunk line equipped
-----------------------------------------------------------------------------------------------------------------------------------
225  Measured Rate Trunks
-----------------------------------------------------------------------------------------------------------------------------------
226   - Rates and Charges                                        See NE A5.3.1.B for descriptions of the various Measured Rate
                                                                  Trunks
-----------------------------------------------------------------------------------------------------------------------------------
227     - Rates apply to each trunk line equipped
-----------------------------------------------------------------------------------------------------------------------------------
228       - 2-wire monthly rate (all applicable exchanges)       2W USOCS: TMB, TM2, TM3, TM4, THBHD
-----------------------------------------------------------------------------------------------------------------------------------
229       - 4-wire monthly rate (all applicable exchanges)       4W USOCS: TMB4X, TM24X, TM34X, TM44X, THB4X
-----------------------------------------------------------------------------------------------------------------------------------
230  Flat Rate Trunks                                            See NE A5.3.3.B for descriptions of the various Flat Rate Trunks
-----------------------------------------------------------------------------------------------------------------------------------
231  - Rates and Charges
-----------------------------------------------------------------------------------------------------------------------------------
232    - 2-wire monthly rate (all applicable exchanges)          2W USOCS: T86, TFB, TFU, TFR, TFT, TFN, TTTXA, TTTXB, TWB, W7W
-----------------------------------------------------------------------------------------------------------------------------------
233    - 4-wire monthly rate (all applicable exchanges)          4W: T864X, TFB4X, TFU4X, TFR4X, TFN4X, TTTXC, TTTXD, TWB4X, W7W4X
-----------------------------------------------------------------------------------------------------------------------------------
234  Direct-in-Dialing (DID) to PBX Systems
-----------------------------------------------------------------------------------------------------------------------------------
235  - Rates and Charges                                         These rates are in addition to the rates shown elsewhere in the
-----------------------------------------------------------------------------------------------------------------------------------
236    - DID service                                              Tariffs for the services with which this offering is associated
-----------------------------------------------------------------------------------------------------------------------------------
237      - Group of DID Numbers                                   (e.g. trunk-line rate)
-----------------------------------------------------------------------------------------------------------------------------------
238        -  20 numbers
-----------------------------------------------------------------------------------------------------------------------------------
239        -  60 numbers
-----------------------------------------------------------------------------------------------------------------------------------
240        - 100 numbers
-----------------------------------------------------------------------------------------------------------------------------------
241      - Additional Group of numbers
-----------------------------------------------------------------------------------------------------------------------------------
242        -  20 numbers
-----------------------------------------------------------------------------------------------------------------------------------
243        -  60 numbers
-----------------------------------------------------------------------------------------------------------------------------------
244        - 100 numbers
-----------------------------------------------------------------------------------------------------------------------------------
245  Two-way Operation to PBX Systems (DID/DOD)
-----------------------------------------------------------------------------------------------------------------------------------
246  - Rates and Charges
-----------------------------------------------------------------------------------------------------------------------------------
247    - Two-way Operation                                       Two-way Operation is only available on 4-wire trunks
-----------------------------------------------------------------------------------------------------------------------------------
248      - Group of DID/DOD Numbers
-----------------------------------------------------------------------------------------------------------------------------------
249        -  20 numbers
-----------------------------------------------------------------------------------------------------------------------------------
250        -  60 numbers
-----------------------------------------------------------------------------------------------------------------------------------
251        - 100 numbers
-----------------------------------------------------------------------------------------------------------------------------------
252      - Additional Group of DID/DOD numbers
-----------------------------------------------------------------------------------------------------------------------------------
253        -  20 numbers
-----------------------------------------------------------------------------------------------------------------------------------
254        -  60 numbers
-----------------------------------------------------------------------------------------------------------------------------------
255        - 100 numbers
-----------------------------------------------------------------------------------------------------------------------------------
256
-----------------------------------------------------------------------------------------------------------------------------------
257  PREMIUM EXCHANGE SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
258
-----------------------------------------------------------------------------------------------------------------------------------
259  Extension Service                                           See Tariffs NE A3 & A10.2 for non-recurring and recurring charges
-----------------------------------------------------------------------------------------------------------------------------------
260  Remote Call Forwarding
-----------------------------------------------------------------------------------------------------------------------------------
261  - Rates and Charges
-----------------------------------------------------------------------------------------------------------------------------------
262    - The following rates are for Remote Call
-----------------------------------------------------------------------------------------------------------------------------------
263      Forwarding Service and are in addition to
-----------------------------------------------------------------------------------------------------------------------------------
264      Charges and Rates for equipment with which it
-----------------------------------------------------------------------------------------------------------------------------------
265      is used
-----------------------------------------------------------------------------------------------------------------------------------
266      - First access path
-----------------------------------------------------------------------------------------------------------------------------------
267        - Interstate Inter-Service Area flat rate bus.        Non-recurring. See Multi-Element Service Charges in NE A3 for
-----------------------------------------------------------------------------------------------------------------------------------
268        - Interstate flat rate business                        rates and discounts.
-----------------------------------------------------------------------------------------------------------------------------------
269        - Interstate Inter-Service Area flat rate res.
-----------------------------------------------------------------------------------------------------------------------------------
270        - Interstate flat rate residence
-----------------------------------------------------------------------------------------------------------------------------------
271        - Intra-Service Area flat rate business
-----------------------------------------------------------------------------------------------------------------------------------
272        - Intra-Service Area flat rate residence
-----------------------------------------------------------------------------------------------------------------------------------
273      - Additional access path
-----------------------------------------------------------------------------------------------------------------------------------
274        - each, Local
-----------------------------------------------------------------------------------------------------------------------------------
275        - each, Toll
-----------------------------------------------------------------------------------------------------------------------------------

APPENDIX RESALE                                             LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                    Version Date 04-09-98
                                                                                                    NEVADA/PAC-WEST TELECOMM, INC.
----------------------------------------------------------------------------------------------------------------------------------


                                                                                    Nevada Bell Retail Rates
NEVADA BELL
----------------------------------------------------------------------------------------------------------------------------------
                                                  Nevada Bell
                                                  Tariff Site                       Service
                                                  (Name, Sect,          Monthly   Charge/ Non-  Per Use   Minute   Message Mileage
NEVADA BELL Service Name                          Para)         USOC   Recurring    Recurring    Charge   Charge   Charge  Charge
----------------------------------------------------------------------------------------------------------------------------------
Premiere Communications Service                   NE A5.4.5
 - Rates and Charges - Premiere 6                 NE A5.4.5 F
   - The rates and charges following
     are for Premiere 6 only and are
     in addition to the applicable
     service connection charges,
     monthly rates and non-recurring
     charges for equipment with
     which they are associated.
     - Basic Features, Premiere 6
       - Each line                                              MVP      $ 7.00
     - Optional Line Features
       - Premiere 6 Call Waiting - each
         line                                                   MVPCW    $ 3.50
       - Premiere 6 Call Forwarding -
         each line                                              MVPCF    $ 3.50
       - Premiere 6 Alternate Answering -
         each line                                              MVPAA    $ 3.50
     - Optional Group Features
       - Premiere 6 Convenience Dialing
         each Premiere 6 group                                  MVPCD    $ 5.00
       - Premiere 6 Distinctive Ringing
         each Premiere 6 group                                  MVPDR    $ 5.00
       - Premiere 6 Outward WATS Access
         each Premiere 6 group                                  MVPOW    $ 5.00
       - Premiere 6 800 Service Access -
         each Premiere 6 group                                  MVP8S    $ 5.00
     - Service Charges
       - Establishment of Service
         - Same time as associated access
           line(s)                                                                     N

         - Subsequent to establishing
           associated line                                                         $27.00
       - Service Charges below are
         applicable to the following changes
         in an established Premiere group.
         These rates and USOCs to both
         Business and Residence, except
         800 Service.
         - Addition of optional feature(s)
           to an existing Premiere group -
           each group                                           NWCPS              $27.00
         - Changes to the customer specified
           para- meters associated with Premiere
           Alternate Answering each line                        NWCPS              $27.00
         - Changes requested by the customer in
           the intercom designation code
           associated with Premiere Intercom -
           each line                                            NWCPS              $27.00
           - Add a line to a Premiere group -
             each line                                          NWCPS              $27.00
           - Change or remove a line from a
             Premiere group - each line                         NWCPS              $27.00
           - Change from Premiere 6 to Premiere
             20- each line                                      NWCPS              $27.00
           - Install Outward WATS/800 Service
             Access, each System                                NWCPS              $27.00

         - Measured Service
     - Rates and Charges - Premiere 20            NE A5.4.5 J
       - The rates and  charges following
         are for Premiere 20 only and are in
         addition to the applicable service
         connection charges and monthly rates
         for the access line with which
         they are associated.
         - Basic Features, Premier 20 - each line               MVC      $ 8.00
         - Optional Line Features

------------------------------------------------------------------------------------------------------------------------------------

                                              Nevada Bell Wholesale
NEVADA BELL                                     Offered Discount %
------------------------------------------------------------------------------------------------------------------------------------
                                                               Non-
NEVADA BELL Service Name                    Recurring        Recurring        Notes and References Relate to Retail Services Only
------------------------------------------------------------------------------------------------------------------------------------
Premiere Communications Service
 - Rates and Charges - Premiere 6
   - The rates and charges following are
     for Premiere 6 only and are in
     addition to the applicable service
     connection charges, monthly rates
     and non-recurring charges for
     equipment with which they are
     associated.
     - Basic Features, Premiere 6
       - Each line                          10.37/13.51%
     - Optional Line Features
       - Premiere 6 Call Waiting - each
         line                               10.37/13.51%
       - Premiere 6 Call Forwarding -
         each line                          10.37/13.51%
       - Premiere 6 Alternate Answering
         - each line                        10.37/13.51%
     - Optional Group Features
       - Premiere 6 Convenience Dialing
         each Premiere 6 group              10.37/13.51%
       - Premiere 6 Distinctive Ringing     10.37/13.51%
         each Premiere 6 group              10.37/13.51%
       - Premiere 6 Outward WATS Access
         each Premiere 6 group                 13.51%
       - Premiere 6 800 Service Access
         each Premiere 6 group                 13.51%
     - Service Charges
       - Establishment of Service
         - Same time as associated
           access line(s)                                                   No additional service charge will apply
                                                                            A Service Charge of $27.00 for each Res. or Bus will
                                                                            apply in addition to one multi-element service charge or
         - Subsequent to establishing                                       the equivalent as specified in A.3 1 for the service
           associated line                                   10.37/13.51%   order.
       - Service Charges below are
         applicable to the following
         changes in an established
         Premiere group. These rates
         and USOCs apply to both Business
         and Residence, except 800 Service
         - Addition of optional feature(s)
           to an existing Premiere group
           - each group                                      10.37/13.51%
         - Changes to the customer
           specified parameters associated
           with Premiere Alternate
           Answering each line                               10.37/13.51%
         - Changes requested by the
           customer in the intercom
           designation code associated
           with Premiere Intercom - each
           line                                              10.37/13.51%
         - Add a line to a Premiere group
           - each line                                       10.37/13.51%
         - Change or remove a line from
           a Premiere group - each line                      10.37/13.51%
         - Change  from  Premiere 6 to
           Premiere 20- each line                            10.37/13.51%
         - Install Outward WATS/800                                         Outward WATS service is Grandfathered
           Service Access, each System                             13.51%
                                                                            Where measured service exchange individual access lines
                                                                            are combined in a Premiere group, message charges are
                                                                            not applicable to calls completed utilizing the Premiere
       - Measured Service                                                   intercom feature
     - Rates and Charges - Premiere 20
       - The rates and charges following
         are for Premiere 20 only and are
         in addition to the applicable
         service connection charges and
         monthly rates for the access line
         with which they are associated.
       - Basic Features, Premier 20 -
         each line                          10.37/13.51%
       - Optional Line Features

Where the tariff and this matrix conflict, refer to the tariff-exempt services call Nevada Bell.
For rates that are cross-referenced, see the referenced section for rates and discounts.


                                                                         6 of 30

APPENDIX RESALE                         LIST OF NEVADA BELL'S TELECOMMUNICATIONS
EXHIBIT A                                          SERVICES AVAILABLE FOR RESALE
                                                           Version Date 04-09-98
                                                  NEVADA/PAC-WEST TELECOMM, INC.

--------------------------------------------------------------------------------------------------------------------------------

NEVADA BELL                                                                                           Nevada Bell Retail Rates
--------------------------------------------------------------------------------------------------------------------------------
                                                                Nevada Bell
                                                                Tariff Site                         Service
                                                                (Name, Sect,            Monthly   Charge/Non-   Per Use  Minute
NEVADA BELL Service Name                                        Para)          USOC    Recurring   Recurring    Charge   Charge
--------------------------------------------------------------------------------------------------------------------------------
     - Premiere 20 Call Waiting- each line                                     MVCCW    $ 3.50
     - Premiere 20 Call Forwarding- each line                                  MVCCF    $ 3.50
     - Premiere 20 Alternate Answering- each
       line                                                                    MVCAA    $ 3.50
     - Premiere 20 Convenience Dialing- each
       line                                                                    MVCCD    $ 3.50
   - Optional group Features
     - Premiere 20 Distinctive Ringing- each
       group                                                                   MVCDR    $10.00
     - Premiere 20 Outward WATS/800 Access-
     - WATS Access
       - each access code                                                      MVCOW    $ 3.00
     - 800 Service Access
       - each 800 Service Line                                                 MVC8S    $ 2.00
   - Premiere 20 Additional Call Pickup Group
     - each additional group                                                   MVCCP    $ 5.00
Hunting Service                                                 NE A5.4.6

 - Rates and Charges /1.2.3/                                    NE A5.4.6.E



   - Hunting Service, each line in a hunt
     group


     - Series Complete                                                         HTGSH    $ 0.50         Y/N
     - Circular                                                                HTGCH    $ 1.25         Y/N
     - Preferential                                                            HTGPH    $ 1.50         Y/N
     - Uniform Call Distribution                                               HTGUH    $ 1.50         Y/N
Direct Connect
 - Rates and Charges                                            NE A5.4.7.C













   - each line                                                                 DCNNV    $ 2.25      $ 40.00

Confinement Services Offered by Nevada Bell                     NE A5.5.4
 - Rates and Charges                                            NE A5.5.4.C
   - Rate Periods and Rate Discounts
   - Mileage and Corresponding Rates for
     Initial Minute and each Additional
     Minute.
     - Rate Mileage
       -   0 - 10   Initial Minute                                                                                        $ 0.14
       -  11 - 22   Initial Minute                                                                                        $ 0.20
       -  23 - 55   Initial Minute                                                                                        $ 0.27
       -  56 - 124  Initial Minute                                                                                        $ 0.33
       - 125 - Plus Initial Minute                                                                                        $ 0.39
   - Operator Assisted Messages
     - Operator Assisted Station
     - Operator Assisted Person


     - Station Service and Person Service

JOINT USER SERVICE                                              NE A5.6

        - Regulations                                           NE A5.6.1
          - the following rates apply in
            addition to the rates and charges
            for the facilities and all other
            service provided                                    NE A5.6.1.B.4
          - joint user service is not furnished
            in connection with residence
            telephone service or farmer line
            service.                                            NE A5.6.1.B.5
        - Rates and Charges                                     NE A5.6.1.D

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Nevada Bell Wholesale
NEVADA BELL                                                            Offered Discount %
------------------------------------------------------------------------------------------------------------------------------------

                                               Message  Mileage                 Non-       Notes and References Relate to Retail
NEVADA BELL Service Name                       Charge   Charge   Recurring    Recurring    Services Only
------------------------------------------------------------------------------------------------------------------------------------
     - Premiere 20 Call Waiting- each line                      10.37/13.51%
     - Premiere 20 Call Forwarding- each line                   10.37/13.51%
     - Premiere 20 Alternate Answering- each
       line                                                     10.37/13.51%
     - Premiere 20 Convenience Dialing- each
       line                                                     10.37/13.51%
   - Optional group Features
     - Premiere 20 Distinctive Ringing- each
       group                                                    10.37/13.51%
     - Premiere 20 Outward WATS/800 Access-                                                Outward WATS is grandfathered.
     - WATS Access
       - each access code                                             13.51%
     - 800 Service Access
       - each 800 Service Line                                        13.51%
   - Premiere 20 Additional Call Pickup Group
     - each additional group                                    10.37/13.51%
Hunting Service

                                                                                           NOTE 1: When a service connection or
                                                                                           service charge applies to a line/lines or
                                                                                           trunk/trunks; hunting will be established
 - Rates and Charges /1.2.3/                                                               without additional non-recurring charge.
                                                                                           NOTE 2: When existing lines or trunks are
                                                                                           subsequently added to or removed from a
                                                                                           hunting group or the type of hunting
                                                                                           feature is changed, one "M2 and one" M4
                                                                                           as set forth in NE A3 will apply to each
   - Hunting Service, each line in a hunt                                                  hunt group.
     group
                                                                                           NOTE 3: One "M2 and one "M4 (NE A3) will
                                                                                           apply when existing lines or trunks are
     - Series Complete                                                                     subsequently rearranged with in the hunt
                                                                                           group.

     - Circular                                                       13.51%
     - Preferential                                                   13.51%
     - Uniform Call Distribution                                      13.51%
Direct Connect                                                        13.51%
 - Rates and Charges
                                                                                           The rates and charges listed are for
                                                                                           Direct Connect service only Installation
                                                                                           charge does not apply when Direct Connect
                                                                                           is installed concurrently on the same
                                                                                           line to which a service connection, move
                                                                                           or change charge applies

   - each line                                                  10.37/13.51%  10.37/15.31%

                                                                                           See NE A5.5.4.C for current rate periods
Confinement Services Offered by Nevada Bell                                                and rate discounts.
 - Rates and Charges
   - Rate Periods and Rate Discounts
   - Mileage and Corresponding Rates for                                                   - each additional minute $ .05
     Initial Minute and each Additional                                                    - each additional minute $ .09
     Minute.                                                                               - each additional minute $ .14
     - Rate Mileage                                                                        - each additional minute $ .21
       -   0 - 10   Initial Minute                                    13.51%               - each additional minute $ .26
       -  11 - 22   Initial Minute                                    13.51%
       -  23 - 55   Initial Minute                                    13.51%
       -  56 - 124  Initial Minute                                    13.51%
       - 125 - Plus Initial Minute                                    13.51%
   - Operator Assisted Messages
     - Operator Assisted Station                        $ 1.00        13.51%
     - Operator Assisted Person                         $ 3.00        13.51%
                                                                                          The charge for a call paid for Confinement
                                                                                          Services offered by Nevada Bell is the
                                                                                          sum of the appropriate dial station-to-
                                                                                          station charges, operator assisted service
                                                                                          charge and federal tax, rounded to the
     - Station Service and Person Service                  Y                              nearer multiple of $ 05

JOINT USER SERVICE

        - Regulations
          - the following rates apply in
            addition to the rates and charges
            for the facilities and all other
            service provided
          - joint user service is not furnished
            in connection with residence
            telephone service or farmer line
            service.
        - Rates and Charges

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell.
For rates that are cross-referenced, see the referenced section for rates and discounts.


                                                                         7 of 30

APPENDIX RESALE                                                 LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR SALE
EXHIBIT A                                                                                                      Version Date 04-09-98
                                                                                                      NEVADA/PAC-WEST TELECOMM, INC.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Nevada Bell Retail Rates
NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Nevada Bell
                                                          Tariff Site                            Service
                                                          (Name, Sect,             Monthly     Charge/Non-   Per Use    Minute
NEVADA BELL Service Name                                  Para)           USOC    Recurring    Recurring     Charge     Charge
-----------------------------------------------------------------------------------------------------------------------------------
  - Rate per month for each joint user service:
    - Individual Party or Answering Line Service
                                                                                     low $2.40
      - all exchanges                                                               high $4.00

    - PBX or Cord-Operated Answering Service
                                                                                     low $4.80
      - all exchanges                                                               high $6.95

DIRECTORY SERVICES                                        NE A5.7

Local Directory Assistance Service                        NE A5.7.2
 - Rates and Charges                                      NE A5.7.2.C
   - Direct dialed calls to Directory Assistance          NE A5.7.2.C.1
    - Each call exceeding the Call Allowance              NE A5.7.2.C.1.b.                                    $  0.50
   - Operator Assisted Calls to Directory Assistance
    - Each operator assisted call exceeding the
      allowance (from Direct Dial Access stations)/1/                                                         $  0.50
    - Each operator assisted call exceeding the
      allowance (from Non-Direct Dial Access stations)                                                        $  0.50

OPERATOR SERVICES                                         NE A5.8

Local Operator Verification/ Interrupt Service            NE A5.8.1
 - Rates and Charges                                      NE A5.8.1.C
   - Verification                                                                                             $  0.50
   - Combination of a verification and interruption of a
     conversation                                                                                             $  1.00
Operator Assisted Local Calls                             NE A5.8.2
 - Dial Station Message Toll Charges for the lowest
   rate step (0-10 miles), plus the appropriate Operator
   Service Charge, as set forth in Tariff A 6, apply to
   local calls placed with the assistance of a Utility
   operator.                                                                                                        Y

RADIO SERVICES                                            NE A5.9

Service Through Radiotelepone Utilities                   NE A5.9.4
 - Charges                                                NE A5.9.4.C

   - Each Measured Rate Business Line or Trunk                                           Y

   - Each Flat Rate Business Line or Trunk                                               Y
Service Through Basic Exchange Telecommunications
Radio Service                                             NE A5.9.5
 - Charges                                                NE A5.9.5.D
   - Each Measured Rate Business or Residence Line
     or Trunk /1,3/                                                                      Y
   - Each Flat Rate Business or Residence Line or
     Trunk /2,4/                                                                         Y


MESSAGE TELECOMMUNICATION SERVICE                         NE A6

STANDARD SERVICE OFFERINGS                                NE A6.2

Two-Point Message Telecommunication Service               NE A6.2.1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Nevada Bell Wholesale
                                                                                  Offered Discount %
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------
                                                       Message        Mileage                    Non-
NEVADA BELL Service Name                               Charge         Charge     Recurring    Recurring
------------------------------------------------------------------------------------------------------------------------------------
  - Rate per month for each joint user service:
    - Individual Party or Answering Line Service

      - all exchanges                                                                13.51%
    - PBX or Cord-Operated Answering Service

      - all exchanges                                                                13.51%

DIRECTORY SERVICES

Local Directory Assistance Service
 - Rates and Charges
   - Direct dialed calls to Directory Assistance
     - Each call exceeding the Call Allowance                                  10.37/13.51%
    - Operator Assisted Calls to Directory Assistance
     - Each operator assisted call exceeding the
       allowance (from Direct Dial Access stations)/1/                         10.37/13.51%
     - Each operator assisted call exceeding the
       allowance (from Non-Direct Dial Access stations                         10.37/13.51%

OPERATOR SERVICES

Local Operator Verification/ Interrupt Service
 - Rates and Charges
   - Verification                                                              10.37/13.51%
   - Combination of a verification and interruption of a
     conversation                                                              10.37/13.51%
Operator Assisted Local Calls
 - Dial Station Message Toll Charges for the lowest
   rate step (0-10 miles), plus the appropriate Operator
   Service Charge, as set forth in Tariff A 6, apply to
   local calls placed with the assistance of a Utility
   operator.

RADIO SERVICES

Service Through Radiotelepone Utilities
 - Charges

   - Each Measured Rate Business Line or Trunk

   - Each Flat Rate Business Line or Trunk
Service Through Basic Exchange Telecommunications
Radio Service
 - Charges
   - Each Measured Rate Business or Residence Line or Trunk /1,3/
   - Each Flat Rate Business or Residence Line or
     Trunk /2,4/


MESSAGE TELECOMMUNICATION SERVICE

STANDARD SERVICE OFFERINGS

Two-Point Message Telecommunication Service
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

NEVADA BELL
----------------------------------------------------------------------------------------------------------------------------------

NEVADA BELL Service Name                                          Notes and References Relate to Retail Services Only
----------------------------------------------------------------------------------------------------------------------------------
  - Rate per month for each joint user service:
    - Individual Party or Answering Line Service

      - all exchanges                                     See NE A5.6.1.D for exact rates for each exchange.
    - PBX or Cord-Operated Answering Service

      - all exchanges                                     See NE A5.6.1.D for exact rates for each exchange.

DIRECTORY SERVICES

Local Directory Assistance Service                        See tariff for regulations.
 - Rates and Charges
   - Direct dialed calls to Directory Assistance
     - Each call exceeding the Call Allowance             See NE A5.7.2 for D A charge exemptions and Call Allowances
   - Operator Assisted Calls to Directory Assistance      See NE A5.7.2 C for other operator assisted charges that apply
     - Each operator assisted call exceeding the
       allowance (from Direct Dial Access stations)/1/    See NE A5.7.2 for D A charge exemptions and Call Allowances
     - Each operator assisted call exceeding the          NOTE 1: This `per use' charge is in addition to the surcharge for an
       allowance (from Non-Direct Dial Access stations)   operator-assisted station message set forth in NE A6.2.1. This charge does not cover the completion of a message toll call

OPERATOR SERVICES

Local Operator Verification/ Interrupt Service
 - Rates and Charges
   - Verification
   - Combination of a verification and interruption of a conversation
Operator Assisted Local Calls
 - Dial Station Message Toll Charges for the lowest rate step (0-10 miles), plus the appropriate Operator
   Service Charge, as set forth in Tariff A 6, apply to local calls placed with the assistance of a Utility operator.

RADIO SERVICES

Service Through Radiotelepone Utilities
 - Charges                                                See tariff for regulations and additional charges to this service
                                                          Rates, charges and regulations as applicable to measured rate business
   - Each Measured Rate Business Line or Trunk            service under NE A5.2.1 or NE A5.3.1 as appropriate.
                                                          Rates, charges and regulations as applicable to flat rate business
   - Each Flat Rate Business Line or Trunk                service under NE A5.2.4 or NE A5.3.3 as appropriate.
Service Through Basic Exchange Telecommunications
Radio Service
 - Charges
   - Each Measured Rate Business or Residence Line        NOTE 1: Rates as applicable to Measured Rate Svc. in NE A5.2.1
     or Trunk /1,3/                                       NOTE 2: Rates as applicable to Flat Rate Service in NE A5.2.4
   - Each Flat Rate Business or Residence Line or         NOTE 3: Rates as applicable to Measured Rate Trunks in NE A5.3.1
     Trunk /2,4/                                          NOTE 4: Rates as applicable to Flat Rate Trunks in NE A5.3.3

MESSAGE TELECOMMUNICATION SERVICE

STANDARD SERVICE OFFERINGS

Two-Point Message Telecommunication Service
----------------------------------------------------------------------------------------------------------------------------------


Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell. For rates that are cross-referenced, see the referenced section for rates and discounts.
                                                                         8 of 30

APPENDIX RESALE                                              LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                     Version Date 04-09-98
                                                                                                     NEVADA/PAC-WEST TELECOMM, INC.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  Nevada Bell Retail Rates
NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Nevada Bell
                                                          Tariff Site                    Service
                                                          (Name, Sect,         Monthly  Charge/Non- Per Use  Minute Message Mileage
NEVADA BELL Service Name                                  Para)         USOC  Recurring  Recurring   Charge  Charge Charge   Charge
-----------------------------------------------------------------------------------------------------------------------------------
 - Rates and Charges - Messages Toll Rate -
   Reno LATA                                              NE A6.2.1.C
   - Rate Periods and Rate Discounts/1/                   NE A6.2.1.C.1
     - Monday thru Friday/2/
       - day rate (8:00 am to 5:00 pm) = 0% discount                                                           0.0%
       - evening rate (5:00 pm to 11:00 pm) = 25% disc.                                                         25%
       - night rate (11:00 pm to 8:00 am) = 50% discount                                                        50%
     - Saturday, night rate, all hours = 50% discount                                                           50%
     - Sunday/2/
       - night rate (8:00 am to 5:00 pm) = 50% discount                                                         50%
       - evening rate (5:00 to 11:00 pm) = 25% disc.                                                            25%
       - night rate (11:00 pm to 8:00 am) = 50% discount                                                        50%
   - Mileage and Corresponding Rates for Different
     Classes of Service - Day Rate Period                 NE A6.2.1.C.2
     - Residence - Dial Station-to-Station
       - Rate Mileage
         - 0-10
           - Initial minute                                                                                 $ 0.12
           - each additional minute                                                                         $ 0.05
         - 11-22
           - Initial minute                                                                                 $ 0.17
           - each additional minute                                                                         $ 0.08
         - 23-55
           - Initial minute                                                                                 $ 0.24
           - each additional minute                                                                         $ 0.13
         - 58-124
           - Initial minute                                                                                 $ 0.29
           - each additional minute                                                                         $ 0.19
         - 125-plus
           - Initial minute                                                                                 $ 0.35
           - each additional minute                                                                         $ 0.23
   - Business and assisted types of calls/3/
     - Rate Mileage
       - 0-10
         - Initial minute                                                                                   $ 0.14
         - each additional minute                                                                           $ 0.05
       - 11-22
         - Initial minute                                                                                   $ 0.20
         - each additional minute                                                                           $ 0.09
       - 23-55
         - Initial minute                                                                                   $ 0.27
         - each additional minute                                                                           $ 0.14
       - 58-124
         - Initial minute                                                                                   $ 0.33
         - each additional minute                                                                           $ 0.21
       - 125-plus
         - Initial minute                                                                                   $ 0.39
         - each additional minute                                                                           $ 0.26
   - Operator Assisted Messages                           NE A6.2.1.C.3
     - In addition to the Dial Station-to-Station Rate,
       the following service charges are applicable as
       outlined in regulations section A6.2.1.B.6.
       - Customer Dialed Calling Card                                                                $ 0.25
       - Operator Assisted Calling Card                                                              $ 1.00
       - Operator Assisted Station                                                                   $ 1.00
       - Operator Assisted Person                                                                    $ 3.00
     - Coin Station Service and Coin Person Service
       - The charge for a call paid for by coin
         deposit in a public coin telephone is the
         sum of the

-----------------------------------------------------------------------------------------------------------------------------------

                                                         Nevada Bell Wholesale
                                                          Offered Discount %
NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Non-
NEVADA BELL Service Name                                 Recurring  Recurring   Notes and References Relate to Retail Services Only
-----------------------------------------------------------------------------------------------------------------------------------
 - Rates and Charges - Message  Toll Rate -                                    Northern Service Area
   Reno LATA
   - Rate Periods and Rate Discounts/1/                                        NOTE 1: Discounts apply to the charge for the
     - Monday thru Friday/2/                                                   initial minute occurring within the discount period
       - day rate (8:00 am to 5:00 pm) = 0% discount                           and to all additional minutes occurring within each
       - evening rate (5:00 pm to 11:00 pm) = 25% disc.                        discount rate period, but not to the operator
       - night rate (11:00 pm to 8:00 am) = 50% discount                       service charges. Dial charges and operator surcharges
     - Saturday, night rate, all hours = 50% discount                          are determined from A6.2.1.C.2
     - Sunday/2/                                                               NOTE 2: Night rates apply on Holidays, see Holidays,
       - night rate (8:00 am to 5:00 pm) = 50% discount                        A6 2.1 B 6
       - evening rate (5:00 to 11:00 pm) = 25% disc.
       - night rate (11:00 pm to 8:00 am) = 50% discount
   - Mileage and Corresponding Rates for Different
     Classes of Service - Day Rate Period
     - Residence - Dial Station-to-Station
       - Rate Mileage
         - 0-10
           - Initial minute                                           10.37%
           - each additional minute                                   10.37%
         - 11-22
           - Initial minute                                           10.37%
           - each additional minute                                   10.37%
         - 23-55
           - Initial minute                                           10.37%
           - each additional minute                                   10.37%
         - 58-124
           - Initial minute                                           10.37%
           - each additional minute                                   10.37%
         - 125-plus
           - Initial minute                                           10.37%
           - each additional minute                                   10.37%
   - Business and assisted types of calls/3/                                   NOTE 3: Assisted means all calls other than residence
     - Rate Mileage                                                            direct dialed calls, including but not limited to:
       - 0-10                                                                  Customer Dialed Calling Card, Operator Assisted
         - Initial minute                                             13.51%   Calling Card, Operator Assisted Station and Operator
         - each additional minute                                     13.51%   Assisted Person.
       - 11-22
         - Initial minute                                             13.51%
         - each additional minute                                     13.51%
       - 23-55
         - Initial minute                                             13.51%
         - each additional minute                                     13.51%
       - 58-124
         - Initial minute                                             13.51%
         - each additional minute                                     13.51%
       - 125-plus
         - Initial minute                                             13.51%
         - each additional minute                                     13.51%
   - Operator Assisted Messages
     - In addition to the Dial Station-to-Station Rate,
       the following service charges are applicable as
       outlined in regulations section A6.2.1.B.6.
       - Customer Dialed Calling Card                              10.37/13.51%
       - Operator Assisted Calling Card                            10.37/13.51%
       - Operator Assisted Station                                 10.37/13.51%
       - Operator Assisted Person                                  10.37/13.51%
       - Coin Station Service and Coin Person Service
         - The charge for a call paid for by coin
           deposit in a public coin telephone is the
           sum of the

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell. For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                         9 of 30

APPENDIX RESALE                                               LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                      Version Date 04-09-98
                                                                                                      NEVADA/PAC-WEST TELECOMM, INC.

------------------------------------------------------------------------------------------------------------------------------------

NEVADA BELL                                                                                        Nevada Bell Retail Rates

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NEVADA Bell
                                                                 Tariff Site                              Service
                                                                 (Name, Sect,                Monthly    Charge/Non-     Per Use
NEVADA BELL Service Name                                         Para)            USOC      Recurring    Recurring       Charge
------------------------------------------------------------------------------------------------------------------------------------
   Business two-point message rates, operator
   assisted service charge and federal tax, rounded
   to the nearer multiple of $.05.
Toll Stations                                                    NE A6.2.2
- Rates and Charges                                              NE A6.2.2.E
  - Individual Access Lines and Primary Station Service
    - Individual access line/1.a.b/                                               SHH       $   5.30        Y
  - Extension Station Service Line

    - Where located off the premises on which the
       primary service point is located
       - Installation charge/2/                                                                             Y
       - Monthly rate/3/                                                                        Y
Message Toll Telephone Service                                   NE A6.2.7
 - See this tariff for a complete list of rate centers and
   Central Offices in the State of Nevada, together with
   V-H coordinates for use in determining air-line mileages
   for message toll telephone service and measured
   exchange service.
Toll Service - Station Service                                   NE A6.2.8
 - Rates                                                         NE A6.2.8.B
   - Each business or residence toll service-station,
     per year                                                                               $   6.40
   - Interconnection of two toll service-station lines
     terminating at same toll station or toll switchboard,
     each message
   - Messages between toll service-stations and the toll
     station or toll switchboard to which they are
     connected, each message

OPTIONAL CALLING PLANS                                           A6.3

Dial One Metro                                                   A6.3.2
 - Rates and Charges                                             A6.3.2.C
   - Dial One Metro -Residence
     - From EAD 1 to EADs 2,3,4, per billing account             DMR                        $   5.00
       - Non-recurring/1/                                        NRDMR                                  $  16.00
     - From EAD 2 to EADs 1,3,4, per billing account             DMR                        $   5.00
       - Non-recurring/1/                                        NRDMR                                  $  16.00
     - From EAD 3 to EADs 1,2,4, per billing account             DMR                        $   5.00
       - Non-recurring/1/                                        NRDMR                                  $  16.00
     - From EAD 4 to EADs 1,2,3, per billing account             DMR                        $   5.00
       - Non-recurring/1/                                        NRDMR                                  $  16.00
 - Dial One Metro - Business
     - From EAD 1 to EADs 2,3,4, per billing account             DMB                        $   5.00
       - Non-recurring/1/                                        NRDMB                                  $  24.00
     - From EAD 2 to EADs 1,3,4, per billing account             DMB                        $   5.00
       - Non-recurring/1/                                        NRDMB                                  $  24.00
     - From EAD 3 to EADs 1,2,4, per billing account             DMB                        $   5.00
       - Non-recurring/1/                                        NRDMB                                  $  24.00
     - From EAD 4 to EADs 1,2,3, per billing account             DMB                        $   5.00
       - Non-recurring/1/                                        NRDMB                                  $  24.00
 - Dial One Metro or Equivalent/2/
       - From Rural Telephone Company prefix 969 to
         EAD 7                                                     N                        $   5.00    $  24.00

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Nevada Bell Wholesale
                                                                                                         Offered Discount %
------------------------------------------------------------------------------------------------------------------------------------
                                                                Minute       Message      Mileage                       Non-
                                                                Charge        Charge      Charge      Recurring      Recurring
------------------------------------------------------------------------------------------------------------------------------------
NEVADA BELL Service Name
   Business two-point message rates, operator
   assisted service charge and federal tax, rounded
   to the nearer multiple of $.05.                                 Y         Y
Toll Stations
- Rates and Charges
- Individual Access Lines and Primary Station Service
   - Individual access line 1.a.b                                                                   10.37/13.51%
   - Extension Station Service Line
   - Where located off the premises on which the
       primary service point is located
       - Installation charge/2/                                                                                            0%
       - Monthly rate/3/
Message Toll Telephone Service
 - See this tariff for a complete list of rate centers and
   Central Offices in the State of Nevada, together with
   V-H coordinates for use in determining air-line mileages
   for message toll telephone service and measured
   exchange service.
Toll Service - Station Service
 - Rates
   - Each business or residence toll service-station,
     per year                                                                                       10.37/13.51%
   - Interconnection of two toll service-station lines
     terminating at same toll station or toll switchboard,
     each message                                                            $   1.07               10.37/13.51%
   - Messages between toll service-stations and the toll
     station or toll switchboard to which they are
     connected, each message                                                 $   1.07               10.37/13.51%

OPTIONAL CALLING PLANS

Dial One Metro
 - Rates and Charges
   - Dial One Metro -Residence
     - From EAD 1 to EADs 2,3,4, per billing account                                                      10.37%
       - Non-recurring/1/                                                                                               10.37%
     - From EAD 2 to EADs 1,3,4, per billing account                                                      10.37%
       - Non-recurring/1/                                                                                               10.37%
     - From EAD 3 to EADs 1,2,4, per billing account                                                      10.37%
       - Non-recurring/1/                                                                                               10.37%
     - From EAD 4 to EADs 1,2,3, per billing account                                                      10.37%
       - Non-recurring/1/                                                                                               13.51%
   - Dial One Metro - Business                                                                            13.51%
     - From EAD 1 to EADs 2,3,4, per billing account
       - Non-recurring/1/                                                                                 13.51%
     - From EAD 2 to EADs 1,3,4, per billing account                                                                    13.51%
       - Non-recurring/1/                                                                                 13.51%
     - From EAD 3 to EADs 1,2,4, per billing account                                                                    13.51%
       - Non-recurring/1/                                                                                 13.51%
     - From EAD 4 to EADs 1,2,3, per billing account                                                                    13.51%
       - Non-recurring/1/
   - Dial One Metro or Equivalent/2/
         - From Rural Telephone Company prefix 969 to
           EAD 7                                                                                    10.37/13.51%  10.37/13.51%

------------------------------------------------------------------------------------------------------------------------------------
NEVADA BELL Service Name                                                   Notes and References Relate to Retail Services Only
------------------------------------------------------------------------------------------------------------------------------------
   Business two-point message rates, operator
   assisted service charge and federal tax, rounded
   to the nearer multiple of $.05.
Toll Stations                                                 NOTE 1: a Service connection charges are equivalent to Multi-Element
- Rates and Charges                                           Service charges or Service Connection charges as specified in Tariff
  - Individual Access Lines and Primary Station Service       NE A3.1.
   - Individual access line/1.a.b/                            b. The monthly rate is in addition to a guarantee of revenue from
    - Extension Station Service Line                          message toll telephone service as provided in description NE A3
     - Where located off the premises on which the
       primary service point is located
       - Installation charge/2/                               NOTE 2: Based on Cost.
       - Monthly rate/3/                                      NOTE 3: Apply off-premises mileage rate as shown in NE A10. 2. 1
Message Toll Telephone Service
 - See this tariff for a complete list of rate centers and
   Central Offices in the State of Nevada, together with
   V-H coordinates for use in determining air-line mileages
   for message toll telephone service and measured
   exchange service.
Toll Service - Station Service
 - Rates
   - Each business or residence toll service-station,
     per year                                                 This is a per year recurring charge.
   - Interconnection of two toll service-station lines
     terminating at same toll station or toll switchboard,
     each message
   - Messages between toll service-stations and the toll
     station or toll switchboard to which they are
     connected, each message

OPTIONAL CALLING PLANS

 Dial One Metro
  - Rates and Charges
    - Dial One Metro -Residence
     - From EAD 1 to EADs 2,3,4, per billing account
       - Non-recurring/1/                                     NOTE 1: Equivalent to one multi-element service order charge
     - From EAD 2 to EADs 1,3,4, per billing account
       - Non-recurring/1/
     - From EAD 3 to EADs 1,2,4, per billing account
       - Non-recurring/1/
     - From EAD 4 to EADs 1,2,3, per billing account
       - Non-recurring/1/
   - Dial One Metro - Business
     - From EAD 1 to EADs 2,3,4, per billing account
       - Non-recurring/1/
     - From EAD 2 to EADs 1,3,4, per billing account
       - Non-recurring/1/
     - From EAD 4 to EADs 1,2,3, per billing account
       - Non-recurring/1/
     - From EAD 1 to EADs 2,3,4, per billing account
       - Non-recurring/1/
   - Dial One Metro or Equivalent/2/                          NOTE 2: Billed by Rural Telephone Company under the Designated
     - From Rural Telephone Company prefix 969 to             Carrier Plan
         EAD 7

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell. For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        10 of 30

APPENDIX RESALE                                            LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT                                                                                                     Version Date 04-09-98
                                                                                                   NEVADA/PAC-WEST TELECOMM, INC.

-----------------------------------------------------------------------------------------------------------------

NEVADA BELL
-----------------------------------------------------------------------------------------------------------------
                                                                 Nevada Bell
                                                                 Tariff Site                       Service
                                                                 (Name,Sect,           Monthly     Charge/Non-
NEVADA BELL Service Name                                         Para)          USOC   Recurring    Recurring
-----------------------------------------------------------------------------------------------------------------
WIDE AREA TELECOMMUNICATION SVC. (WATS)                          NE A7
OUTWARD WATS AND 800 SERVICE                                     NE A7.1
Outward Wats and 800 Service                                     NE A7.1
 - Charges and Rates                                             NE A7.1.E
   - Installation Charge
     - an access line will be furnished at the service
       connection charges or multi-element service
       charges equivalent to that of a business individual
       access line as shown in NE A3.                                                                    Y
   - Extension Station Lines
     - Extension station lines are charged for at the rates
       specified for in Private Line Service in Tariff
       PL B3.                                                                              Y
   - Move and Change Charge
     - Move or change an outward statewide access line                          WAX++               $   36.00
     - Move or change an outward intraLATA access line                          WLT++               $   36.00
     - Move or change an 800 access line                                        W4A++               $   36.00
Outward WATS                                                     NE A7.1.1
     - Rates and Charges                                         NE A7.1.1.B
       - Access Rates
         - Statewide (B and 8)
           - Access line, each/1/                                               WAX++   $   27.65
         - IntraLATA only (B and 9), within the customer's
           serving LATA
           - Access line, each                                                  WLT++   $   27.65
         - InterLATA only (B and 11), outside the customer's
           serving LATA
         - Access line, each/1/                                                 WFS++   $   27.65
       - Monthly Usage Rates
         - Average Hours of Use per Line - Outward WATS
           - 0 - 15
           - 15.1 - 40
           - 40.1 - 80
           - over 80
800 Service                                                      NE A7.1.2
 - Rates and Charges                                             NE A7.1.2.C
   - Access Rates - Statewide
     - Access Line, each/1/                                                     W4A++   $   39.75
   - Monthly Usage Rates - Statewide
     - Hours of Usage
   - Business Day, Monday thru Friday, 9a.m. to 9p.m.
     - Off Peak, All Other Hours

CENTRAL OFFICE SERVICES                                          NE A9
TELEPHONE ANSWERING SERVICE                                      NE A9.3
Secretarial Answering Service                                    NE A9.3.1
 - Rates and Charges                                             NE A9.3.1.C
   - Each secretarial extension line, extension of a trunk
     line, PBX or CENTREX cord-operated equipment or
     key equipment
     - Charge as appropriate for an extension line, PBX
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                   Nevada Bell Retail Rates

NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------
                                                                 Per Use    Minute    Message   Mileage                Non-
NEVADA BELL Service Name                                         Charge     Charge    Charge    Charge   Recurring   Recurring
------------------------------------------------------------------------------------------------------------------------------
WIDE AREA TELECOMMUNICATION SVC. (WATS)
OUTWARD WATS AND 800 SERVICE
Outward Wats and 800 Service
 - Charges and Rates
   - Installation Charge
     - an access line will be furnished at the service
       connection charges or multi-element service
       charges equivalent to that of a business individual
       access line as shown in NE A3.
   - Extension Station Lines
     - Extension station lines are charged for at the rates
       specified for in Private Line Service in Tariff
       PL B3.
   - Move and Change Charge
     - Move or change an outward statewide access line                                                                13.51%
     - Move or change an outward intraLATA access line                                                                13.51%
     - Move or change an 800 access line                                                                              13.51%
Outward WATS
     - Rates and Charges
       - Access Rates
         - Statewide (B and 8)
           - Access line, each/1/                                                                         13.51%
         - IntraLATA only (B and 9), within the customer's
           serving LATA
           - Access line, each                                                                            13.51%
         - InterLATA only (B and 11), outside the customer's
           serving LATA
         - Access line, each/1/                                                                           13.51%
       - Monthly Usage Rates
         - Average Hours of Use per Line - Outward WATS
           - 0 - 15                                                        $  6.00                        13.51%
           - 15.1 - 40                                                     $  6.00                        13.51%
           - 40.1 - 80                                                     $  6.00                        13.51%
           - over 80                                                       $  6.00                        13.51%
800 Service
 - Rates and Charges
   - Access Rates - Statewide
     - Access Line, each/1/                                                                               13.51%
   - Monthly Usage Rates - Statewide
     - Hours of Usage
   - Business Day, Monday thru Friday, 9a.m. to 9p.m.                      $ 12.00                        13.51%
     - Off Peak, All Other Hours                                           $  9.60                        13.51%
CENTRAL OFFICE SERVICES
TELEPHONE ANSWERING SERVICE
Secretarial Answering Service
 - Rates and Charges
   - Each secretarial extension line, extension of a trunk
     line, PBX or CENTREX cord-operated equipment or
     key equipment
     - Charge as appropriate for an extension line, PBX
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------
NEVADA BELL Service Name                                                    Notes and References Relate to Retail Services Only
-------------------------------------------------------------------------------------------------------------------------------
WIDE AREA TELECOMMUNICATION SVC. (WATS)
OUTWARD WATS AND 800 SERVICE                                          Outward WATS Service is Grandfathered.
Outward Wats and 800 Service
 - Charges and Rates
   - Installation Charge
     - an access line will be furnished at the service
       connection charges or multi-element service
       charges equivalent to that of a business individual
       access line as shown in NE A3.
   - Extension Station Lines
     - Extension station lines are charged for at the rates
       specified for in Private Line Service in Tariff
       PL B3.
   - Move and Change Charge
     - Move or change an outward statewide access line                Outward WATS Service is Grandfathered
     - Move or change an outward intraLATA access line                Outward WATS Service is Grandfathered
     - Move or change an 800 access line
Outward WATS                                                          Outward WATS Service is Grandfathered
     - Rates and Charges
       - Access Rates
         - Statewide (B and 8)
           - Access line, each/1/                                     OutwardWATS Service is Grandfathered
         - IntraLATA only (B and 9), within the customer's
           serving LATA
           - Access line, each                                        Outward WATS Service is Grandfathered
         - InterLATA only (B and 11), outside the customer's          NOTE 1: Any access line used in conjunction with an interLATA
           serving LATA                                               usage schedule will be billed a surcharge as defined in C7 4
                                                                      2 of the Access Service Tariff.
         - Access line, each/1/
       - Monthly Usage Rates
         - Average Hours of  Use per Line - Outward WATS
           - 0 - 15                                                   Rates are per hour   Outward WATS Service Grandfathered
           - 15.1 - 40                                                Rates are per hour   Outward WATS Service Grandfathered
           - 40.1 - 80                                                Rates are per hour   Outward WATS Service Grandfathered
           - over 80                                                  Rates are per hour   Outward WATS Service Grandfathered
800 Service
 - Rates and Charges
   - Access Rates - Statewide
     - Access Line, each/1/                                           NOTE 1: Any access line used in conjunction with an InterLATA
   - Monthly Usage Rates - Statewide                                  usage schedule will be billed a surcharge as defined in C7
                                                                      4.2 of the Access Service Taiff.
     - Hours of Usage
   - Business Day, Monday thru Friday, 9a.m. to 9p.m.                 Rates are per hour.
     - Off Peak, All Other Hours                                      Rates are per hour.
CENTRAL OFFICE SERVICES
TELEPHONE ANSWERING SERVICE
Secretarial Answering Service
 - Rates and Charges
   - Each secretarial extension line, extension of a trunk
     line, PBX or CENTREX cord-operated equipment or
     key equipment
     - Charge as appropriate for an extension line, PBX

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Navada Bell. For rates that are cross-referenced, see the
referenced section for rates and discounts.                             11 of 30

APPENDIX RESALE
EXHIBIT A

          LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
                                                           Version Date 04-09-98
                                                  NEVADA/PAC-WEST TELECOMM, INC.

-------------------------------------------------------------------------------------------------------------------------

                                                                                     Nevada Bell Retail Rates
NEVADA BELL
-------------------------------------------------------------------------------------------------------------------------

                                                Nevada Bell
                                                Tariff Site                            Service
                                                (Name, Sect,             Monthly     Charge/Non-     Per Use   Minute
NEVADA BELL Service Name                        Para)           USOC    Recurring     Recurring      Charge    Charge
-------------------------------------------------------------------------------------------------------------------------
     or CENTREX extension line plus the
     following
     mileage:
     - 1/4 to 3/4 miles, flat rate
       - each extension line                                     1LJPR   $   17.70
     - 4/4 to 7.4 miles, flat rate
       - each extension line                                     1LJPR   $   26.00
     - over 7.4 miles, flat rate
       - each extension line                                     1LJPR   $   44.00
  - Where the telephone answering equipment
    is located outside the base rate area or
    special rate area where the subscriber's
    primary service is located: use the
    applicable rate above, plus appropriate
    suburban mileage charges as specified in
    NE A5.2.5.3.                                                               Y
  - Where the telephone answering equipment
    is located in an exchange contiguous to the
    exchange in which the customer's primary
    service is located:
    - Use rates applicable to off-premises
      mileage between contiguous exchanges as
      specified in NE A10.2                                                    Y
Lines Terminating in Telephone Answering
 System                                         A9.3.6
 - Rates and Charges                            A9.3.6.B
   - Primary and Extension Lines
     - A Service Connection Charge
       applies as specified in Tariff NE A3.                                             Y
   - Lines Terminated on Telephone
     Answering Equipment
     - Trunk Line Service in connection
       with cord-operated telephone answering
       equipment:
       - Same subscriber - Provided
         according to the rates listed for
         commercial PBX trunk lines as
         specified in NE A5.3.                                                 Y
     - Key Equipment Business individual
       Line Service
       - Same subscriber - Provided according
         to the rates listed for business
         individual line service as specified
         in Tariff NE A5.2.                                                    Y
     - Answering Line Service - Different
       Subscribers:
       - Each answering lines - Provided
         according to the rates listed for
         business individual line service as
         specified in NE A5.2.                                                 Y
     - The Line Service
       - Each tie line between cord-operated
         telephone answering systems or
         between cord-operated telephone
         answering system and PBX system on
         the same or different premises of
         the same or different subscribers:
         - Rate applicable to the line
           service between PBX systems as
           specified in NE A5.3 and NE A10.2.                                  Y
       - Each termination of a tie line in the
         attendant's position of a telephone
         answering equipment sys.
         - Rate applicable to termination of
           tie lines in PBX attendant
           positions as specified in NE A5.3
           and NE A10.2                                                        Y

CALL MANAGEMENT SYSTEMS                         A9.4

Call Management Systems                         A9.4
 - Rates and Charges                            A9.4 C
   - Rate table items listed below are
     applicable for use with Models 15,
     60 and 200
---------------------------------------------------------------------------------------------------------------------------------
                                                                           Nevada Bell Wholesale
NEVADA BELL                                                                 Offered Discount %
---------------------------------------------------------------------------------------------------------------------------------


                                                 Message Mileage               Non-       Notes and References Relate to Retail
NEVADA BELL Service Name                         Charge   Charge  Recurring  Recurring                Services Only
---------------------------------------------------------------------------------------------------------------------------------
     or CENTREX extension line plus the
     following
     mileage:
     - 1/4 to 3/4 miles, flat rate
       - each extension line                                        13.51%
     - 4/4 to 7.4 miles, flat rate
       - each extension line                                        13.51%
     - over 7.4 miles, flat rate
       - each extension line                                        13.51%
  - Where the telephone answering equipment
    is located outside the base rate area or
    special rate area where the subscriber's
    primary service is located: use the
    applicable rate above, plus appropriate
    suburban mileage charges as specified in
    NE A5.2.5.3.
  - Where the telephone answering equipment
    is located in an exchange contiguous to the
    exchange in which the customer's primary
    service is located:
    - Use rates applicable to off-premises
      mileage between contiguous exchanges as
      specified in NE A10.2
Lines Terminating in Telephone Answering
 System
 - Rates and Charges
   - Primary and Extension Lines
     - A Service Connection Charge
       applies as specified in Tariff NE A3.
   - Lines Terminated on Telephone
     Answering Equipment
     - Trunk Line Service in connection
       with cord-operated telephone answering
       equipment:
       - Same subscriber - Provided
         according to the rates listed for
         commercial PBX trunk lines as
         specified in NE A5.3.
     - Key Equipment Business individual
       Line Service
       - Same subscriber - Provided according
         to the rates listed for business
         individual line service as specified
         in Tariff NE A5.2.
     - Answering Line Service - Different
       Subscribers:
       - Each answering lines - Provided
         according to the rates listed for
         business individual line service as
         specified in NE A5.2.
     - The Line Service
       - Each tie line between cord-operated
         telephone answering systems or
         between cord-operated telephone
         answering system and PBX system on
         the same or different premises of
         the same or different subscribers:
         - Rate applicable to the line
           service between PBX systems as
           specified in NE A5.3 and NE A10.2.
       - Each termination of a tie line in the
         attendant's position of a telephone
         answering equipment sys.
         - Rate applicable to termination of
           tie lines in PBX attendant
           positions as specified in NE A5.3
           and NE A10.2

CALL MANAGEMENT SYSTEMS

Call Management Systems
 - Rates and Charges
   - Rate table items listed below are
     applicable for use with Models 15,
     60 and 200
------------------------------------------------------------------------------------------------------------------------------------

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell.
For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        12 of 30

APPENDIX RESALE                                               LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                      Version Date 04-09-98
                                                                                                      NEVADA/PAC-WEST TELECOMM, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Nevada Bell Retail Rates
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------
                                                               Nevada Bell
                                                               Tariff Site                       Service
                                                               (Name, Sect,          Monthly   Charge/Non-  Per Use  Minute  Message
NEVADA BELL Service Name                                        Para)        USOC   Recurring   Recurring   Charge   Charge  Charge
------------------------------------------------------------------------------------------------------------------------------------
 - Lines
   - Outward line from attendant's position equipment
     to central office
      - each                                                                   NA       Y           Y
   - Transfer equipment line to Centrex Switching
      Equipment
      - each                                                                  GJY       Y           Y
   - Overflow lines:
      - On premises line, each                                                 NA       N           N
      - Off-premises line, each                                                NA       Y           Y
 - Trunks
   - Trunk lines to common equipment                                           NA       Y           Y

MISCELLANEOUS SERVICE OFFERINGS                                NE A10

MILEAGE CHARGES                                                NE A10.2

Extension Lines                                                NE A10.2.1
 - Rates and Charges                                           NE A10.2.1.C
   - Apply to each extension, PBX, order receiving
     equipment and key equipment station line
     - No mileage charge applies where the terminals are
       in different buildings on continuous property where
       the remote building is within 300 feet from the
       primary station or PBX switchboard (A10.2.1. B.7)
     - Terminals are in different buildings on continuous
       property and located beyond 300 feet from the
       primary station (See A10.2.1.B.7)
       - Each one-quarter mile or fraction thereof-
       - Each extension station                                             1LLBG   $   2 .10
       - Each PBX station                                                   1LVBG   $   2 .10
       - Terminals are on noncontinuous property within the
         same exchange (See A10.2.1 B 8 & A10.2.1.B.9)
         - Each extension situation line or key equipment
           station line, per local loop (1 required per line)               1LLBP   $   32.25
         - Each private branch exchange station line or
           order receiving equipment line, per local loop
           (2 required per line)                                            1LVDP   $   21.00
         - Terminals are on noncontinuous property between
           contiguous exchanges. (See A10.2.1.B.8 & B.9)
         - First one-quarter mile or fraction thereof-
           - Each PBX station                                               1LVBR   $    6.40
           - Each extension station                                         1LLBR   $    6.40
         - Each additional one-quarter mile or fraction there-
           of-
           - Each PBX station                                               1LVBR   $    3.00
           - Each extension station                                         1LLBR   $    3.00
       - Where all of the following conditions prevail, cable
         charges based on estimated cost may be applied
         In lieu of mileage charges:
         - for one customer
         - served by dedicated cable between premises
           of same customer on noncontinuous property,
         - minimum cable capacity of 100 parts and less
           than on airline mile in length.
           - Each dedicated cable
             - basic termination charge/1/                                                       Cost
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                          Nevada Bell Wholesale
                                                                            Offered Discount %
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------

                                                                Mileage                Non-       Notes and References Relate to
NEVADA BELL Service Name                                        Charge   Recurring  Recurring     Retail Services Only
------------------------------------------------------------------------------------------------------------------------------------
 - Lines
   - Outward line from attendant's position equipment
     to central office
   - each                                                                                            Charge and rate applicable to
                                                                                                     business
 - Transfer equipment line to Centrex Switching
   Equipment
   - each                                                                                            Charge and rate applicable to
                                                                                                     CENTREX primary station line.
 - Overflow lines:
   - On premises line, each
   - Off-premises line, each                                                                         Charges and rates applicable
                                                                                                     to Local Channels or
                                                                                                     Interexchange
 - Trunks                                                                                             Channels, Tariff PL B3.2.2
   - Trunk lines to common equipment                                                                 Charge and rate applicable to
                                                                                                     private branch exchange trunks.
MISCELLANEOUS SERVICE OFFERINGS

MILEAGE CHARGES

Extension Lines
 - Rates and Charges
   - Apply to each extension, PBX, order receiving
     equipment and key equipment station line
     - No mileage charge applies where the terminals are
       in different buildings on continuous property where
       the remote building is within 300 feet from the
       primary station or PBX switchboard (A10.2.1. B.7)
     - Terminals are in different buildings on continuous
       property and located beyond 300 feet from the
       primary station (See A10.2.1.B.7)
       - Each one-quarter mile or fraction thereof-
       - Each extension station                                          10.37/13.51%
       - Each PBX station                                                      13.51%
       - Terminals are on noncontinuous property within the
         same exchange (See A10.2.1 B 8 & A10.2.1.B.9)
         - Each extension situation line or key equipment
           station line, per local loop (1 required per line)            10.37/13.51%
         - Each private branch exchange station line or
           order receiving equipment line, per local loop
           (2 required per line)                                               13.51%
         - Terminals are on noncontinuous property between
           contiguous exchanges. (See A10.2.1.8 & B.9)
         - First one-quarter mile or fraction thereof-
           - Each PBX station                                                  13.51%
           - Each extension station                                      10.37/13.51%
         - Each additional one-quarter mile or fraction there-
           of-
           - Each PBX station                                                  13.51%
           - Each extension station                                      10.37/13.51%
       - Where all of the following conditions prevail, cable
         charges based on estimated cost may be applied
         In lieu of mileage charges:
         - for one customer
         - served by dedicated cable between premises
           of same customer on noncontinuous property,
         - minimum cable capacity of 100 parts and less
           than on airline mile in length.                                                           NOTE 1: Reduces 1/60 for each
           - Each dedicated cable                                                                    full month the facilities are
                                                                                                     retained in service between
                                                                                                     the same premises.
             - basic termination charge/1/                                                      0%   Based on Estimated Cost
------------------------------------------------------------------------------------------------------------------------------------

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell.
For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        13 of 30

APPENDIX RESALE                                               LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                      Version date 04-09-98
                                                                                                      NEVADA/PAC-WEST TELECOMM, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Nevada Bell Retail Rates
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------
                                                            Nevada Bell
                                                            Tariff Site                           Service
                                                            (Name,sect,               Monthly    Charge/Non-    Per Use    Minute
NEVADA BELL Service Name                                    Para)           USCO      Recurring   Recurring     Charge     Charge
------------------------------------------------------------------------------------------------------------------------------------
       - rate per month                                                                 Cost
     - Service Area Transmission Equipment
       - Installation charge                                                                        Cost
       - rate per month                                                                 Cost
       - expense incurred by the Utility to meet
         transmission and/or signalling requirements.
The Line Service                                            NE A10.2.2
  - Rates and Charges                                       NE A10.2.2.B
    - Each Tie Line between PBX or Intercommunicating
      Systems on Different Premises, Different Central
      Office, Each Loop (2 required)                                        1LTDP     $   21.00
    - Each Tie Line between PBX or Intercommunicating
      Systems on Different Premises, Same Central Office,
      Each Loop (2 required)                                                1LTBP     $   21.00

MISCELLANEOUS SWITCHING ARRANGEMENTS                        NE A10.3
Arrangements for Night, Sunday, and Holidays                NE A10.3.1
 - Rates and Charges                                        NE A10.3.1.B
   - Termination in Central Office, With Night Listing for
     Private Branch Exchange System
     - each terminal                                                        NCB       $    1.80
Multiple Line Control Arrangements                          NE A10.3.2
 -  Rates and Charges                                       NE A10.3.2.C
    -  First 6 Lines of a Group                                             P89       $   11.00   $    90.00
    -  Each Additional Line of Same Group                                   9GV       $    1.00   $    14.00
TOLL RESTRICTION SERVICES                                   NE A10.4

Toll Diversion                                              NE A10.4.1
 - Rates and Changes                                        NE A10.4.1.C
   - Changes in Telephone Prefixes and Codes:
     Each change in diverting equipment arrangement
     or call control equipment to divert or not divert calls
     to one or more telephone prefixes or codes:/1/
     - For each Group of Trunks having the same
       diverting arrangement                                                  N               N   $     9.65
   - Access Code Diverting Service:
     -  Each central office arrangement of a trunk of a dial
        PBX system to divert access code "0" or "1"/2/                    COACD       $    2.60   $    60.00

DISCRETIONARY EXCHANGE SERVICES                             NE A11
CUSTOM CALLING 2000                                         NE A11.1
 - Rates and Changes                                        NE A11.1.E
   - Feature Rates (See NOTE 1 where non-recurring)
     column = Y.)
     - Call Management Features
       - Call Trace, residence
       - Initial charge                                                                              Y
       - each occurrence                                                  CALTR                                  $  5.00

     - Call Trace, business
       -  Initial charge                                                                             Y
       -  each occurrence                                                 CALTR                                  $  5.00
     - Caller ID, residence
                                                                 Nevada Bell Retail Rates         Nevada Bell Wholesale
                                                                                                    Offered Discount %
NEVADA BELL
                                                                  Message      Mileage                               Non-
NEVADA BELL Service Name                                          Charge       Charge          Recurring           Recurring
       - rate per month                                                                               0%
     - Service Area Transmission Equipment
       - Installation charge                                                                                           0%
       - rate per month                                                                               0%
       - expense incurred by the Utility to meet
         transmission and/or signalling requirements.
The Line Service
  - Rates and Charges
    - Each Tie Line between PBX or Intercommunicating
      Systems on Different Premises, Different Central
      Office, Each Loop (2 required)                                                              13.51%
    - Each Tie Line between PBX or Intercommunicating
      Systems on Different Premises, Same Central Office.
      Each Loop (2 required)                                                                      13.51%
MISCELLANEOUS SWITCHING ARRANGEMENTS
Arrangements for Night, Sunday, and Holidays
 - Rates and Charges
   - Termination in Central Office, With Night Listing for
     Private Branch Exchange System
     - each terminal                                                                              13.51%
Multiple Line Control Arrangements
 -  Rates and Charges
  First 6 Lines of a Group                                                                        13.51%           13.51%
    -  Each Additional Line of Same Group                                                         13.51%           13.51%
TOLL RESTRICTION SERVICES

Toll Diversion
 - Rates and Changes
   - Changes in Telephone Prefixes and Codes:
     Each change in diverting equipment arrangement
     or call control equipment to divert or not divert calls
     to one or more telephone prefixes or codes: /1/
     - For each Group of Trunks having the same
       diverting arrangement                                                                                       13.51%
   - Access Code Diverting Service:
     -  Each central office arrangement of a trunk of a dial
        PBX system to divert access code "0" or "1"/2/                                            13.51%           13.51%
DISCRETIONARY EXCHANGE SERVICES
CUSTOM CALLING 2000
 - Rates and Changes
   - Feature Rates (See NOTE 1 where non-recurring
     column = Y.)
     - Call Management Features
       - Call Trace, residence
         - Initial charge
         - each occurrence                                                                        10.37%
     - Call Trace, business
       -  Initial charge
       -  each occurrence                                                                         13.51%
      - Caller ID, residence

NEVADA BELL
NEVADA BELL Service Name                                                   Notes and References Relate to Retail Services Only
       - rate per month                                          Based on  Estimated Cost
     - Service Area Transmission Equipment
       - Installation charge                                     Based on Estimated Cost
       - rate per month                                          Based on Estimated Cost
       - expense incurred by the Utility to meet
         transmission and/or signalling requirements.
The Line Service
  - Rates and Charges
    - Each Tie Line between PBX or Intercommunicating
      Systems on Different Premises, Different Central
      Office, Each Loop (2 required)
    - Each Tie Line between PBX or Intercommunicating
      Systems on Different Premises, Same Central Office.
      Each Loop (2 required)
MISCELLANEOUS SWITCHING ARRANGEMENTS
Arrangements for Night, Sunday, and Holidays
 - Rates and Charges
   - Termination in Central Office, With Night Listing for
     Private Branch Exchange System
     - each terminal
Multiple Line Control Arrangements
 -  Rates and Charges
    -  First 6 Lines of a Group
    -  Each Additional Line of Same Group
TOLL RESTRICTION SERVICES
Toll Diversion
 - Rates and Changes
   - Changes in Telephone Prefixes and Codes:
     Each change in diverting equipment arrangement
     or call control equipment to divert or not divert call
     to one or more telephone prefixes or codes: /1/             NOTE 1: See A10.4.1.B.4 and A10.4.1.B.5
     - For each Group of Trunks having the same
       diverting arrangement
   - Access Code Diverting Service:
     -  Each central office arrangement of a trunk of a dial
        PBX system to divert access code "0" or "1"/2/           NOTE 2: See A10.4. 1B.6.
DISCRETIONARY EXCHANGE SERVICES                                  All Discretionary Services have an approved floor ceiling monthly rate range within which Nevada Bell has authority to change rates at is discretion.  See the appropriate tariff reference for these
CUSTOM CALLING 2000                                              ranges. Only currently charged rates are listed in this price list.
 - Rates and Changes
   - Feature Rates (See NOTE 1 where non-recurring
     column = Y.)
     - Call Management Features
       - Call Trace, residence
         - Initial charge                                        NOTE 1: A service order charge on moves and changes to existing
         - each occurrence                                       service will apply as specified in Tariff NE A3.1. There will be no
     - Call Trace, business                                      additional charge for Custom Calling 2000 features associated with
       -  Initial charge                                         new service.
       -  each occurrence
      - Caller ID, residence

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell.
For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        14 of 30

APPENDIX RESALE                                          LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                 Version Date 04-09-98
                                                                                                 NEVADA/PAC-WEST TELECOMM, INC.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Nevada Bell Retail Rates
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------
                                                              Nevada Bell
                                                              Tariff Site                           Service
                                                              (Name, Sect,             Monthly    Charge/Non-      Per Use   Minute
NEVADA BELL Service Name                                      Para)          USOC     Recurring    Recurring       Charge    Charge
------------------------------------------------------------------------------------------------------------------------------------
     -per line                                                               CNM     $     4.00        Y
    -Caller ID, business
     -per line                                                               CNM     $     6.00        Y
    -Call Return, residence
     -per line                                                               CCR     $     2.00        Y
    -Call Return, business
     -per  line                                                              CCR     $     4.00        Y
    -Repeat Dialing, residence
     -per line                                                               CRP     $     2.00        Y
    -Repeat Dialing, business
     -per line                                                               CRP     $     4.00        Y
  -Privacy Features
    -Per Call Blocking, residence
     -per line                                                                 N     $     0.00        N
    -Per Call Blocking, business
     -per line                                                                 N     $     0.00        N
    -Per Line Blocking, residence
     -per line                                                               CNMBK   $     0.00        N
    -Blocked Call Rejection, residence
     -per line                                                               CRE     $     2.00        Y
    -Blocked Call Rejection, business
     -per line                                                               CRE     $     4.00        Y
   -Screen List Editing Features
    -Call  Screen, residence
     -per line                                                               CCB     $     2.00        Y
    -Call  Screen, business
     -per line                                                               CCB     $     4.00        Y
    -Priority Ringing, residence
     -per line                                                               CLP     $     2.00        Y
    -Priority Ringing, business
     -per line                                                               CLP     $     4.00        Y
    -Select Call Forwarding, residence
     -per line                                                               CSF     $     2.00        Y
    -Select Call Forward, business
     -per line                                                               CSF     $     4.00        Y
  -Multi-feature discounts
    -Multi-feature discount rates will apply when
     ordering the following CC2000 features:
      -Caller ID, Call Screen, Call Return, Repeat
       Dialing, Priority Ringing, Select Call Forwarding,
       and Blocked Call Rejection.
     -Multi-feature discounts apply to both Residence and
      Business features
       -One feature, current discount is 0%
       -Two or more features, current discount is 25%

EXPRESS CALL COMPLETION SERVICE (ECCS)                        NE A11.2

  -Rates and Changes                                          NE A11.2.C
   -Per affirmative activation, per call                                                                           $    0.45

PRIMARY RATE ISDN (PRI)                                       NE A11.3

   -Rates and Changes                                         NE A11.3.D
   -Primary Rate Interface/1,2/
     -23B+Primary D Interface, Each
      -Month-to-Month                                                        PRAS1   $   400.00        $  1,250.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                           Nevada Bell Wholesale
                                                   Nevada Bell Retail Rates                                Offered Discount %
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------

                                                          Message   Mileage                   Non-       Notes and Reference Relate
NEVADA BELL Service Name                                   Charge   Charge      Recurring   Recurring    to Retail Services Only
------------------------------------------------------------------------------------------------------------------------------------
     -per line                                                                  10.37%
    -Caller ID, business
     -per line                                                                  13.51%
    -Call Return, residence
     -per line                                                                  10.37%
    -Call Return, business
     -per  line                                                                 13.51%
    -Repeat Dialing, residence
     -per line                                                                  10.37%
    -Repeat Dialing, business
     -per line                                                                  13.51%
  -Privacy Features
    -Per Call Blocking, residence
     -per line                                                                  NA
    -Per Call Blocking, business
     -per line                                                                  NA
    -Per Line Blocking, residence
     -per line                                                                  NA
    -Blocked Call Rejection, residence
     -per line                                                                  10.37%
    -Blocked Call Rejection, business
     -per line                                                                  13.51%
   -Screen List Editing Features
    -Call  Screen, residence
     -per line                                                                  10.37%
    -Call  Screen, business
     -per line                                                                  13.51%
    -Priority Ringing, residence
     -per line                                                                  10.37%
    -Priority Ringing, business
     -per line                                                                  13.51%
    -Select Call Forwarding, residence
     -per line                                                                  10.37%
    -Select Call Forward, business
     -per line                                                                  13.51%
  -Multi-feature discounts
    -Multi-feature discount rates will apply when
     ordering the following CC2000 features:
      -Caller ID, Call Screen, Call Return, Repeat
       Dialing, Priority Ringing, Select Call Forwarding,
       and Blocked Call Rejection.
     -Multi-feature discounts apply to both Residence and
      Business features
       -One feature, current discount is 0%
       -Two or more features, current discount is 25%

EXPRESS CALL COMPLETION SERVICE (ECCS)

  -Rates and Changes
   -Per affirmative activation, per call                                        10.37/13.51%

PRIMARY RATE ISDN (PRI)

   -Rates and Changes
   -Primary Rate Interface/1,2/
     -23B+Primary D Interface, Each                                                                      NOTE 1: Available only in
                                                                                                         those Central Offices that
                                                                                                         are suitably equipped
                                                                                                         NOTE 2: Digital transport
                                                                                                         facility is not included
      -Month-to-Month                                                           13.51%      13.51%
-----------------------------------------------------------------------------------------------------------------------------

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell.

For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        15 of 30


APPENDIX RESALE                                             LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                    Version Date 04-09-98
                                                                                                     NEVADA/PAC-WEST TELECOMM, INC

-----------------------------------------------------------------------------------------------------------------------------------

                                            Nevada Bell Retail Rates
NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------

                                            Nevada Bell                             Service
                                            Tariff Site                             Charge/
NEVADA BELL Service Name                    (Name,                   Monthly        Non-Recurring    Per Use     Minute
                                            Sect, Para)    USOC      Recurring        Charge         Charge      Charge
-----------------------------------------------------------------------------------------------------------------------------------
    -  3 - year                                            PRA3Y     $ 365.00        $ 1,250.00
    -  5 - year                                            PRA5Y     $ 325.00        $ 1,250.00
  -  Additional interfaces
    -  24B interface.  Each
       -  Month-to-Month                                   PRAS2     $ 400.00        $ 1,000.00
       -  3 - year                                         PRB3Y     $ 365.00        $ 1,000.00
       - 5 - year                                          PRB5Y     $ 325.00        $ 1,000.00
     -  23B+Back-up D interface,  Each
        -  Month-to-Month                                  PRAS3     $ 400.00        $ 1,000.00
        -  3 - year                                        PRC3Y     $ 365.00        $ 1,000.00
        -  5 - year                                        PRC5Y     $ 325.00        $ 1,000.00
     -  Optional Features/1/
         -  Alternate Route, each route                    PRAAR     $  10.00       $    100.00
         -  PRI  - NET, each PRI interface
            and Centrex                                    PRADP     $ 151.00       $    100.00
         -  Non-PRI Foreign Exchange
            /Foreign Prefix
            Connection, each path/each
            telephone number                               PRSFX     $  25.00       $     80.00
         -  PRI Subgroup, each subgroup                    PRASG     $  10.00       $    175.00
         -  Private Facility Connection,
            each facility group/
            trunk group connected                          PRSPF     $  25.00       $    250.00
         -  User to User information, each
         PRI interface                                     PRSUU     $  10.00       $     60.00
     -  Change Charges
         -  PRI Miscellaneous Change Charge
         -  Each affected PRI serving
            arrangement                                      XPB          N         $    300.00

OPTIONAL DISCOUNT TOLL CALLING PLANS        NE A11.4

      -  Rates and Charges                  NE A11.4.D
        -  Comstock Plan - Residence
         -  Monthly Toll Usage Revenues
            - $0 - $49.99
              - per minute rate is not
                changed
            - $50.00 and above, per
              minute rate
              - per minute rate                                                                                  $  0.10
       -  Bonanza Plan - Business
           - Monthly Toll Usage Revenues
            - $0 - $14.99
              - per minute rate is not
                changed
            - $15.00 - $49.99
              - per minute rate                                                                                 $  0.15
            - $50.00 - $249.99
              - per minute rate                                                                                 $  0.12
            - $250.00 and above
              - per minute rate                                                                                 $  0.06
         -  Optional Term Discounts -
         Business
             - 1 - Year Term = Additional 5%
             - 2 - Year Term = Additional 10%
             - 3 - Year Term = Additional 15%


PRIVATE LINE SERVICES                       PL
PUCN TARIFF                                 PL B


CHANNELS                                    PL B3

NON-RECURRING CHARGES                       PL B3.1.5
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Nevada Bell Wholesale
                                                         Offered Discount %
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------

                                              Message   Mileage       Non-                 Notes and References Relate to Retail
NEVADA BELL Service Name                      Charge    Charge   Recurring      Recurring  Services Only
------------------------------------------------------------------------------------------------------------------------------------
    -  3 - year                                          13.51%     13.51%
    -  5 - year                                          13.51%     13.51%
  -  Additional interfaces
    -  24B interface.  Each
       -  Month-to-Month                                 13.51%     13.51%
       -  3 - year                                       13.51%     13.51%
       - 5 - year                                        13.51%     13.51%
     -  23B+Back-up D interface,  Each
        -  Month-to-Month                                13.51%     13.51%
        -  3 - year                                      13.51%     13.51%
        -  5 - year                                      13.51%     13.51%
     -  Optional Features1
         -  Alternate Route, each route                  13.51%     13.51%
         -  PRI  - NET, each PRI interface               13.51%     13.51%
         and Centrex
         -  Non-PRI Foreign Exchange
         /Foreign Prefix
            Connection, each path/each                   13.51%     13.51%
            telephone number
         -  PRI Subgroup, each subgroup
         -  Private Facility Connection,
         each facility group/
            Trunk group connected                        13.51%     13.51%
         -  User to User information, each               13.51%     13.51%
         PRI interface
         -  Change Charges
         -  PRI Miscellaneous Change Charge
         -  Each affected PRI serving                      NA       13.51%
         arrangement

OPTIONAL DISCOUNT TOLL CALLING PLANS

      -  Rates and Charges
        -  Comstock Plan - Residence
         -  Monthly Toll Usage Revenues
            - $0 - $49.99
              -  per minute rate is not
                 changed
            - $50.00 and above, per
              minute rate
              -  per minute rate                         10.37%
       -  Bonanza Plan - Business
           - Monthly Toll Usage Revenues
              - $0 - $14.99
                 -  per minute rate is not
                 changed
              - $15.00 - $49.99
                 -  per minute rate                      13.51%
              - $50.00 - $249.99
                  -  per minute rate                     13.51%
              - $250.00 and above
                 -  per minute rate                      13.51%
         -  Optional Term Discounts -
         Business
              - 1 - Year Term = Additional 5%            13.51%
              - 2 - Year Term = Additional 10%           13.51%
              - 3 - Year Term = Additional 15%

PRIVATE LINE SERVICES
PUCN TARIFF                                                                                See PL B1 and PL B2 for all general
                                                                                           information and  regulations

CHANNELS

NON-RECURRING CHARGES
------------------------------------------------------------------------------------------------------------------------------------

Where the tariff and this matrix conflict, refer to the tariff-exempt services call Nevada Bell. For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        16 of 30

APPENDIX RESALE                                               LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                      Version Date 04-09-98
                                                                                                       NEVADA/PAC-WEST TELECOMM,INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Nevada Bell Retail Rates
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------
                                                            Nevada Bell
                                                            Tariff Site                                 Service
                                                            (Name, Sect,                 Monthly       Charge/Non-     Per Use
NEVADA BELL Service Name                                    Para)              USOC     Recurring       Recurring      Charge
-----------------------------------------------------------------------------------------------------------------------------------
Charges                                                     PL B3.1.5.B
   - Channel Termination for Telephone Sets:
     - Each move or change of a channel termination                                                    $     85.00
   - Channels for remote metering, Supervisory
     Control and Miscellaneous Signalling Purposes
     - Each change in location of a termination
       of a channel made on same premises at the
       customer's request                                                                              $     85.00
   - Change of Channel Termination where Customer-
     Owned Teletypewriter of Morse Station Eq. is used
     - Each termination moved or changed on
       the same premises at the customer's request                                                     $     85.00
   - Channels for One-Way Program Transmission
     Networks in Connection with Loudspeakers.
     - Station channel                                                                                 $     26.75
     - Station channel extension                                                                       $     13.35
   - Channels for Data Transmission (Schedules 0, 1, 2, 3,
     3A, 4) and Teletypewriter Channels
     - Each termination of a channel moved or changed
       on the same premises at the customer's request                                                  $     85.00
   - Moves to different premises.
     - A change of location from one premise to another
       will not be treated as a move but as a disconnect
       and a new install.

CLASSIFICATION AND RATES                                    PL B3.2

Series 1000 Channels                                        PL B3.2.1
   -  Private Line Service and Channels for
      Remote Metering, Supervisory Control, and
      Miscellaneous Signaling                               PL B3.2.1.A
      - Charges and Rates                                   PL B3.2.1.A.5
        - Local or interexchange Private Line Channels      PL B3.2.1.A.5 a
          - Channel between first 2 terminations on
            different premises on the same continuous
            property:
            - Types 1001 and 1009C:
              - Half Duplex                                                     1L3A+    $   24.00           N
              - Full Duplex                                                     1L3C+    $   46.75           N
            - Types 1002 and 1005:
              - Half Duplex                                                     1L3A+    $   36.75           N
              - Full Duplex                                                     1L3C+    $   36.75           N
            - Type 1006
              - Half duplex                                                     1L3A+    $   35.50           N
              - Full Duplex                                                     1L3C+    $   35.50           N
            - CPE Termination
              - Each                                                            AVESQ        N         $     70.00
          - Channel between first terminations on different
            premises on noncontinuous property:
            -  Local Loop for Each First Termination
               - Types 1001 and 1009C./1/
                 - Half Duplex                                                  1L3AP    $   24.00           N
                 - Full Duplex                                                  1L3CP    $   46.75           N
               - Types 1002 and 1005
                 - Half Duples                                                  1L3AP    $   36.75           N
                 - Full Duplex                                                  1L3CP    $   36.75           N
               - Type 1006:
                 - Half Duplex                                                  1L3AP    $   35.50           N
                 - Full Duplex                                                  1L3CP    $   35.50           N
            - Each first termination on premises
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Nevada Bell Wholesale
                                                                                                       Offered Discount %
NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Minute      Message     Mileage                    Non-
NEVADA BELL Service Name                                       Charge      Charge      Charge      Recurring      Recurring
-----------------------------------------------------------------------------------------------------------------------------------
Charges
   - Channel Termination for Telephone Sets:
     - Each move or change of a channel termination                                                                 13.51%
   - Channels for remote metering, Supervisory
     Control and Miscellaneous Signalling Purposes
     - Each change in location of a termination
       of a channel made on same premises at the
       customer's request                                                                                           13.51%
   - Change of Channel Termination where Customer-
     Owned Teletypewriter of Morse Station Eq. is used
     - Each termination moved or changed on
       the same premises at the customer's request                                                                  13.51%
   - Channels for One-Way Program Transmission
     Networks in Connection with Loudspeakers.
     - Station channel                                                                                              13.51%
     - Station channel extension                                                                                    13.51%
   - Channels for Data Transmission (Schedules 0, 1, 2, 3,
     3A, 4) and Teletypewriter Channels
     - Each termination of a channel moved or changed
       on the same premises at the customer's request                                                               13.51%
   - Moves to different premises.
     - A change of location from one premise to another
       will not be treated as a move but as a disconnect
       and a new install.

CLASSIFICATION AND RATES

Series 1000 Channels
   -  Private Line Service and Channels for
      Remote Metering, Supervisory Control, and
      Miscellaneous Signaling
      - Charges and Rates
        - Local or interexchange Private Line Channels
          - Channel between first 2 terminations on
            different premises on the same continuous
            property:
            - Types 1001 and 1009C:
              - Half Duplex                                                                          13.51%
              - Full Duplex                                                                          13.51%
            - Types 1002 and 1005:
              - Half Duplex                                                                          13.51%
              - Full Duplex                                                                          13.51%
            - Type 1006
              - Half duplex                                                                          13.51%
              - Full Duplex                                                                          13.51%
            - CPE Termination
              - Each                                                                                                13.51%
          - Channel between first terminations on different
            premises on noncontinuous property:
            -  Local Loop for Each First Termination
               - Types 1001 and 1009C./1/
                 - Half Duplex                                                                       13.51%
                 - Full Duplex                                                                       13.51%
               - Types 1002 and 1005
                 - Half Duples                                                                       13.51%
                 - Full Duplex                                                                       13.51%
               - Type 1006:
                 - Half Duplex                                                                       13.51%
                 - Full Duplex                                                                       13.51%
            - Each first termination on premises
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------

NEVADA BELL Service Name                                               Notes and References Relate to Retail Services Only
-----------------------------------------------------------------------------------------------------------------------------------
Charges
   - Channel Termination for Telephone Sets:               See tariff for more non-recurring charge details.
     - Each move or change of a channel termination
   - Channels for remote metering, Supervisory
     Control and Miscellaneous Signalling Purposes         This change applies in all exchanges and locations outside exchg. areas
     - Each change in location of a termination
       of a channel made on same premises at the
       customer's request
   - Change of Channel Termination where Customer-
     Owned Teletypewriter of Morse Station Eq. is used
     - Each termination moved or changed on
       the same premises at the customer's request
   - Channels for One-Way Program Transmission
     Networks in Connection with Loudspeakers.
     - Station channel
     - Station channel extension
   - Channels for Data Transmission (Schedules 0, 1, 2, 3,
     3A, 4) and Teletypewriter Channels
     - Each termination of a channel moved or changed
       on the same premises at the customer's request
   - Moves to different premises.
     - A change of location from one premise to another
       will not be treated as a move but as a disconnect
       and a new install.

CLASSIFICATION AND RATES

Series 1000 Channels
   -  Private Line Service and Channels for
      Remote Metering, Supervisory Control, and
      Miscellaneous Signaling
      - Charges and Rates
        - Local or interexchange Private Line Channels
          - Channel between first 2 terminations on
            different premises on the same continuous
            property:
            - Types 1001 and 1009C:
              - Half Duplex
              - Full Duplex
            - Types 1002 and 1005:
              - Half Duplex
              - Full Duplex
            - Type 1006
              - Half duplex
              - Full Duplex
            - CPE Termination
              - Each
          - Channel between first terminations on different
            premises on noncontinuous property:
            -  Local Loop for Each First Termination
               - Types 1001 and 1009C.1                         NOTE 1: Type 1009C - Rates and charges for Local Loops are in
                 - Half Duplex                                  addition to the rates and charges shown in following section titled
                 - Full Duplex                                  "Type 1009C Channels", at B3.2.1.A.5 a (7)
               -Type 1002 and 1005
                 - Half Duples
                 - Full Duplex
               - Type 1006:
                 - Half Duplex
                 - Full Duplex
            - Each first termination on premises
------------------------------------------------------------------------------------------------------------------------------------

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell. For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        17 of 30

APPENDIX RESALE                                               LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                      Version Date 04-09-98
                                                                                                       NEVADA/PAC-WEST TELECOMM, INC


----------------------------------------------------------------------------------------------------------------------------

                                                                                    Nevada Bell Retail Rates

NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------
                                                           Nevada Bell
                                                           Tariff Site                               Service
                                                           (Name, Sect,                 Monthly     Charge/ Non-    Per Use
NEVADA BELL Service Name                                   Para)             USOC      Recurring     Recurring       Charge
-----------------------------------------------------------------------------------------------------------------------------
            -CPE Termination
              -Each                                                          27BSQ         N        $    140.00
       - Additional termination of the  same Channel on
         different premises on the same continuous
         property as the first termination:
            - Types 1001 and 1009C:/1/
              - Half  Duplex                                                 1L3A3     $   12.25       N
              - Full Duplex                                                  1L3C3     $   23.50       N
            - Types  1002, 1005, and 1006:
              - Half Duplex                                                  1L3A3     $   17.75       N
              - Full Duplex                                                  1L3C3     $   17.75       N
            - CPE Termination
              - Each                                                         27BSQ         N        $    140.00
       - Parallel Drop - up to 30 Bauds
            - Local Channel:  Each                                           24A       $    3.00    $     28.00
       - Type 1000C Channels/2/
            - Each Serving Central Office Termination of an
              Outlying CPE Station (Alarmed Location)                        AYX       $    4.50    $     25.00
       - A change in termination from 1 Channel to another
         at the customer's request will be treated as a
         new installation.
       - Station Arrangement - 150 Baud
           - The rate applies to each first termination.
            - Station Arrangement, Each                                      4GTMS     $   75.00       N
       - Channels between Exchanges (Interexchange         PL B3.2.1A.5.b
         Channels)
       - Each Channel Terminal for terminating a 2-point
         Channel or 2-point section of a Multipoint Channel
         In a Central Office
           - Half or Full Duplex:
            - Channel Terminal, Each                                         P3N       $   17.00       N
       - Interexchange channel mileage for each 2-point
         or 2-point section of a Multipoint Channel, per
         airline mile; per month:
           - Type 1001 and 1009C:
            - First 40 miles
               - Half Duplex                                                 1L3A4     $    4.65       N
               - Full Duplex                                                 1L3C4     $    4.65       N
            - Next 210 miles
               - Half Duplex                                                 1L3A4     $    2.55       N
               - Full Duplex                                                 1L3C4     $    2.55       N
            - Each Additional Mile
               - Half Duplex                                                 1L3A4     $    1.80       N
               - Full Duplex                                                 1L3C4     $    1.80       N
           - Type 1002, 1005, and 1006:
            - First 40 miles
               - Half Duplex                                                 1L3A4     $    3.75       N
               - Full Duplex                                                 1L3C4     $    3.75       N
            - Next 210 miles
               - Half Duplex                                                 1L3A4     $    1.50       N
               - Full Duplex                                                 1L3C4     $    1.50       N
            - Each Additional Mile
               - Half  Duplex                                                1L3A4     $    1.00       N
               - Full Duplex                                                 1L3C4     $    1.00       N
        - Each Interexchange channel also requires a
          Local Loop for each station location on non-
          continuous property:/3/ If applicable, additional
          termination of same channel on different

-------------------------------------------------------------------------------------------------------------------


                                                                                         Nevada Bell Wholesale
                                                                                          Offered Discount %

-------------------------------------------------------------------------------------------------------------------


                                                        Minute   Message   Mileage                    Non-
NEVADA BELL Service Name                                Charge   Charge    Charge       Recurring     Recurring
-------------------------------------------------------------------------------------------------------------------
          -CPE Termination
              -Each                                                                                      13.51%
       - Additional termination of the  same Channel on
         different premises on the same continuous
         property as the first termination:
            - Types 1001 and 1009C:/1/
              - Half  Duplex                                                             13.51%
              - Full Duplex                                                              13.51%
            - Types  1002, 1005, and 1006:
              - Half Duplex                                                              13.51%
              - Full Duplex                                                              13.51%
            - CPE Termination
              - Each                                                                                     13.51%
       - Parallel Drop - up to 30 Bauds
            - Local Channel:  Each                                                       13.51%          13.51%
       - Type 1000C Channels/2/
          - Each Serving Central Office Termination of an
              Outlying CPE Station (Alarmed Location)                                   13.51%          13.51%
       - A change in termination from 1 Channel to another
         at the customer's request will be treated as a
         new installation.
       - Station Arrangement - 150 Baud
           - The rate applies to each first termination.
            - Station Arrangement, Each                                                  13.51%
       - Channels between Exchanges (Interexchange
         Channels)
       - Each Channel Terminal for terminating a 2-point
         Channel or 2-point section of a Multipoint Channel
         In a Central Office
           - Half or Full Duplex:
            - Channel Terminal, Each                                                     13.51%
       - Interexchange channel mileage for each 2-point
         or 2-point section of a Multipoint Channel, per
         airline mile; per month:
           - Type 1001 and 1009C:
            - First 40 miles
               - Half Duplex                                                             13.51%
               - Full Duplex                                                             13.51%
            - Next 210 miles
               - Half Duplex                                                             13.51%
               - Full Duplex                                                             13.51%
            - Each Additional Mile
               - Half Duplex                                                             13.51%
               - Full Duplex                                                             13.51%
           - Type 1002, 1005, and 1006:
            - First 40 miles
               - Half Duplex                                                             13.51%
               - Full Duplex                                                             13.51%
            - Next 210 miles
               - Half Duplex                                                             13.51%
               - Full Duplex                                                             13.51%
            - Each Additional Mile
               - Half  Duplex                                                            13.51%
               - Full Duplex                                                             13.51%
        - Each Interexchange channel also requires a
          Local Loop for each station location on non-
          continuous property:/3/ If applicable, additional
          termination of same channel on different

-------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------



NEVADA BELL Service Name                                Notes and References Relate to Retail Services Only
-----------------------------------------------------------------------------------------------------------------------------------
           -CPE Termination
              -Each
       - Additional termination of the  same Channel on
         different premises on the same continuous
         property as the first termination:
            - Types 1001 and 1009C:/1/
              - Half  Duplex
              - Full Duplex
            - Types 1002, 1005, and 1006:
              - Half Duplex
              - Full Duplex
            - CPE Termination
              - Each
       - Parallel Drop - up to 30 Bauds
            - Local Channel:  Each
       - Type 1000C Channels/2/                                NOTE 2 The charges and rates are in addition to the
         - Each Serving Central Office Termination of an       charges and rates shown at B3.2.1.A.5.a.(3)
              Outlying CPE Station (Alarmed Location)
       - A change in termination from 1 Channel to another
         at the customer's request will be treated as a
         new installation.
       - Station Arrangement - 150 Baud
           - The rate applies to each first termination.
            - Station Arrangement, Each
       - Channels between Exchanges (interexchange
         Channels)
       - Each Channel Terminal for terminating a 2-point
         Channel or 2-point section of a Multipoint Channel
         In a Central Office
           - Half or Full Duplex:
            - Channel Terminal, Each
       - Interexchange channel mileage for each 2-point
         or 2-point section of a Multipoint Channel, per
         airline mile; per month:
           - Type 1001 and 1009C:
            - First 40 miles
               - Half Duplex
               - Full Duplex
            - Next 210 miles
               - Half Duplex
               - Full Duplex
            - Each Additional Mile
               - Half Duplex
               - Full Duplex
           - Type 1002, 1005, and 1006:
            - First 40 miles
               - Half Duplex
               - Full Duplex
            - Next 210 miles
               - Half Duplex
               - Full Duplex
            - Each Additional Mile
               - Half  Duplex
               - Full Duplex
        - Each Interexchange channel also requires a
          Local Loop for each station location on non-         NOTE 3: See "Channel between first terminations on different
          continuous property:/3/ If applicable, additional    premises on noncontinuous property", above, for rates
          termination of same channel on different             NOTE 4: See "Additional termination of the same Channel on different

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt sevices call Nevada Bell. For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        18 of 30

APPENDIX RESALE                                           LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                  Version Date 04-09-98
                                                                                                  NEVADA/PAC-WEST TELECOMM, INC.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Nevada Bell Retail Rates

NEVADA BELL

                                                          Nevada Bell
                                                          Tariff Site                                Service
                                                          (Name, Sect,                 Monthly     Charge/ Non-  Per Use   Minute
NEVADA BELL Service Name                                  Para)              USOC     Recurring     Recurring    Charge    Charge
------------------------------------------------------------------------------------------------------------------------------------
      premises on the same continuous property
      as first termination, also applies./4/                                             Y               Y
    - Battery                                             PL B3.2.1.A.5.d
      - Battery Supply Other Than Dry Cells:
        - Each A.C. or D.C. Battery Tap                                       NG7      $  1.30           N
  - Private Line Teletypewriter Service and
    Channels                                              PL B3.2.1.B
    - Rates and Charges                                   PL B3.2.1.B.2
      - Local or Interexchange Private Line
        Teletypewriter Channels                           PL B3.2.1.B.2.a
       - Channel between first 2 terminations
         on different premises on the same
         continuous property:
          - 60, 75, 100 Speed
            - Channel:
              - Half Duplex                                                   1LYD+    $ 36.75           N
              - Full Duplex                                                   1LYK+    $ 36.75           N
           - 150 Baud
             - Channel:
              - Half Duplex                                                   1LYD+    $ 35.50           N
              - Full Duplex                                                   1LYK+    $ 35.50           N
             - CPE Termination
              - Each                                                          AVESQ      N           $ 70.00
         - Channel between first terminations
           on different premises on
           noncontinuous property:
           - Local Loop for termination on
             a premises
            - 60, 75, 100 Speed
             - Channel:
              - Half Duplex                                                   1LYDP    $ 36.75           N
              - Full Duplex                                                   1LYKP    $ 36.75           N
             - CPE Termination
              - Each                                                          27BSQ      N           $140.00
           - 150 Baud
             - Channel
              - Half Duplex, Each                                             1LYDP    $ 35.50           N
              - Full Duplex, Each                                             1LYDP    $ 35.50           N
             - CPE Termination
              - Each                                                          27BSQ      N           $140.00
         - Additional termination of the
           same Channel on different premises
           on the same continuous property
           as the first termination:
           - 60, 75, and 100 Speed and 150 Baud
             - Channel:
              -  Half Duplex, Each                                            1LYD3    $ 17.75           N
              -  Full Duplex, Each                                            1LYK3    $ 17.75           N
             - CPE Termination
               -  Each                                                        27BSQ      N           $140.00
         - Channels between Exchanges                     PL B3.2.1.B.2.b
          - Terminating a 2-point Channel
            or 2-point section of a
            Multipoint Channel in a
            Central Office:
           - Channel Terminal:
            - Each                                                            P3N      $ 17.00           N
          - Interexchange Channel Mileage
            for each 2-point Channel or
            2 Point Section of a Multipoint
            Channel per Airline Mile
            - 0-40 Miles
              - Half Duplex                                                   1LYD4    $  3.75           N
              - Full Duplex                                                   1LYK4    $  3.75           N
             - Next 210 Miles
              - Half Duplex                                                   1LYD4    $  1.50           N


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Nevada Bell Wholesale
                                                                  Offered Discount  %
-----------------------------------------------------------------------------------------------------------------------------------
NEVADA BELL

                                                     Minute                       Non-       Notes and References Relate to Retail
NEVADA BELL Service Name                             Charge      Recurring      Recurring    Services only
-----------------------------------------------------------------------------------------------------------------------------------
      premises on the same continuous property
      as first termination, also applies./4/                                                 premises on the same continuous
                                                                                             property as the first termination
                                                                                             above, for rates.
    - Battery
      - Battery Supply Other Than Dry Cells:
        - Each A.C. or D.C. Battery Tap                           13.51%
  - Private Line Teletypewriter Service and
    Channels                                                                                 See PL B3. 2.1 B.1 for regulations in
                                                                                             addition to the general Regulations
                                                                                             and Definitions applicable to Private
                                                                                             Line Services and Channels in PL B2.
    - Rates and Charges
      - Local or Interexchange Private Line
        Teletypewriter Channels
       - Channel between first 2 terminations
         on different premises on the same
         continuous property:
          - 60, 75, 100 Speed
            - Channel:
              - Half Duplex                                         13.51%
              - Full Duplex                                         13.51%
           - 150 Baud
             - Channel:
              - Half Duplex                                         13.51%
              - Full Duplex                                         13.51%
             - CPE Termination
              - Each                                                             13.51%
         - Channel between first terminations
           on different premises on
           noncontinuous property:
           - Local Loop for termination on
             a premises
            - 60, 75, 100 Speed
             - Channel:
              - Half Duplex                                         13.51%
              - Full Duplex                                         13.51%
             - CPE Termination
              - Each                                                             13.51%
           - 150 Baud
             - Channel
              - Half Duplex, Each                                   13.51%
              - Full Duplex, Each                                   13.51%
             - CPE Termination
              - Each                                                             13.51%
         - Additional termination of the
           same Channel on different premises
           on the same continuous property
           as the first termination:
           - 60, 75, and 100 Speed and 150 Baud
             - Channel:
              - Half Duplex, Each                                   13.51%
              - Full Duplex, Each                                   13.51%
             - CPE Termination
              - Each                                                             13.51%
         - Channels between Exchanges
          - Terminating a 2-point Channel
            or 2-point section of a
            Multipoint Channel in a
            Central Office:
           - Channel Terminal:
            - Each                                                  13.51%
          - Interexchange Channel Mileage
            for each 2-point Channel or
            2 Point Section of a Multipoint
            Channel per Airline Mile
            - 0-40 Miles
              - Half Duplex                                         13.51%
              - Full Duplex                                         13.51%
             - Next 210 Miles
              - Half Duplex                                         13.51%

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell.
For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        19 of 30

APPENDIX RESALE                                               LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                      Version Date 04-09-98
                                                                                                      NEVADA/PAC-WEST TELECOMM, INC.

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Nevada Bell Retail Rates
NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------
                                              Nevada Bell
                                              Tariff Site                            Service
                                              (Name, Sect,              Monthly    Charge/Non-   Per Use  Minute  Message  Mileage
NEVADA BELL Service Name                      Para)              USOC  Recurring    Recurring     Charge   Charge  Charge   Charge
-----------------------------------------------------------------------------------------------------------------------------------
         - Full Duplex                                          1LYK4  $   1.50         N
       - Each Additional Mile
         - Half Duplex                                          1LYD4  $   1.00         N
         - Full Duplex                                          1LYK4  $   1.00         N
       - Each Channel or service also
         requires a Local Loop for each
         station location on noncontinuous
         property./6/ In addition, Channel
         between first termination on
         different premises on the same
         continuous property/6/, and
         additional termination on
         different premises on the same
         continuous property, also apply if
         applicable./7/                                                    Y          Y
    - Station Arrangement - 150 Baud Service  PL B3.2.1.B.2.c
      - The charge applies:
        - once to a Channel entirely on
          the same premises
        - to each first termination on
          different premises
          - Station Arrangement, Each                           4GTMS  $  75.00        N
 - Channels for Data Transmission             PL B3.2.1.C
  - Charges and Rates                         PL B3.2.1.C.4
    - Local or interexchange Private Line
      Channels                                PL B3.2.1.C.4.a
      - Channel between first 2
        terminations on different premises
        on the same continuous property:
        - Schedule O
          -  Type 1001:
             -  Half Duplex, Each                               1L6B+  $  24.00        N
             -  Full Duplex, Each                               1L6D+  $  46.75        N
          -  CPE Termination:
             -  Each                                            AEVSQ       N      $   70.00
          -  Schedule 1, 2, and 3
             - Types 1002 and 1005:
               -  Half Duplex, Each                             1L6B+  $  36.75        N
               -  Full Duplex, Each                             1L6D+  $  36.75        N
          -  CPE Termination:
             -  Each                                            AEVSQ       N      $   70.00
        - Schedule 3A
          - Types 1006 and 1009C:
            -  Half Duplex, Each                                1L6B+  $  35.50        N
            -  Full Duplex, Each                                1L6D+  $  35.50        N
          - CPE Termination:
            -  Each                                             AEVSQ       N      $   70.00
     -  Channel between first terminations on
        different premises on noncontinuous
        property:
        -  Local Loop for each first
           termination on a premise.
           -  Schedule O
              -  Type 1001:
                 -  Half Duplex, Each                           1L6BP  $  24.00        N
                 -  Full Duplex, Each                           1L6DP  $  46.75        N
           -  CPE Termination
              -  Each                                           27BSQ       N      $  140.00
           -  Schedule 1, 2, and 3
              - Types 1002 and 1005:
                -  Half Duplex, Each                            1L68P  $  36.75        N
                -  Full Duplex, Each                            1L6DP  $  36.75        N
           - CPE Termination
             -  Each                                            27BSQ       N      $  140.00
           - Schedule 3A
             - Types 1006 and 1009C:

-----------------------------------------------------------------------------------------------------------------------------------

NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Non-
NEVADA BELL Service Name                        Recurring    Recurring     Notes and References Relate to Retail Services Only
-----------------------------------------------------------------------------------------------------------------------------------
         - Full Duplex                          13.51%
       - Each Additional Mile
          - Half Duplex                         13.51%
          - Full Duplex                         13.51%
       - Each Channel or service also                                     NOTE 5: See "Channel between first terminations on
         requires a Local Loop for each                                   different premises on noncontinuous property", above,
         station location on noncontinuous                                for rates.
         property./6/ In addition, Channel                                NOTE 6: See "Channel between first 2 terminations on
         between first termination on                                      different premises on the same continuous property",
         different premises on the same                                    above, for rates.
         continuous property/6/, and                                       NOTE 7: See "Additional termination of the same Channel
         additional termination on                                         on different premises on the same continuous property as
         different premises on the same                                    the first termination", above, for rates.
         continuous property, also apply if
         applicable./7/
    - Station Arrangement - 150 Baud Service
      - The charge applies:
        - once to a Channel entirely on
          the same premises
        - to each first termination on
          different premises
          - Station Arrangement, Each
 - Channels for Data Transmission
  - Charges and Rates
    - Local or interexchange Private Line
      Channels
      - Channel between first 2
        terminations on different premises
        on the same continuous property:
        - Schedule O                                                       See PL B3.2.1.C.3 for descriptions of Private Line
                                                                           Channel types.
          -  Type 1001:
             -  Half Duplex, Each
             -  Full Duplex, Each
          -  CPE Termination:
             -  Each
          -  Schedule 1, 2, and 3
             - Types 1002 and 1005:
               -  Half Duplex, Each
               -  Full Duplex, Each
          -  CPE Termination:
             -  Each
        - Schedule 3A
          - Types 1006 and 1009C:
            -  Half Duplex, Each
            -  Full Duplex, Each
          - CPE Termination:
            -  Each
     -  Channel between first terminations on
        different premises on noncontinuous
        property:
        -  Local Loop for each first
           termination on a premise.
           -  Schedule O
              -  Type 1001:
                 -  Half Duplex, Each
                 -  Full Duplex, Each
           -  CPE Termination
              -  Each
           -  Schedule 1, 2, and 3
              - Types 1002 and 1005:
                -  Half Duplex, Each
                -  Full Duplex, Each
           - CPE Termination
             -  Each
           - Schedule 3A
             - Types 1006 and 1009C:

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell. For rates that are cross-referenced, see the referenced section for rates and discounts.

APPENDIX RESALE                                              LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                     Version Date 04-09-98
                                                                                                     NEVADA/PAC-WEST TELECOMM, INC.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Nevada Bell Retail Rates
NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Nevada Bell
                                                                Tariff Site                                  Service
                                                                (Name, Sect,                  Monthly       Charge/Non-
NEVADA BELL Service Name                                        Para)               USOC      Recurring      Recurring
-----------------------------------------------------------------------------------------------------------------------------------
          -  Half Duplex, Each                                                      1L6BP     $  35.50          N
          -  Full Duplex, Each                                                      1L6DP     $  35.50          N
        - CPE Termination
          -  Each                                                                   27BSQ        N          $   140.00
     -  Additional termination of the same Channel on
        different premises on the same continuous
        property as the first termination:
        - Schedule O
          - Type 1001:
            - Half Duplex, Each                                                     1L6B3     $  12.25          N
            - Full Duplex, Each                                                     1L6D3     $  23.50          N
          - CPE Termination:
          - Each                                                                    27BSQ        N          $   140.00
        - Schedule 1, 2, 3, and 3A
          - Types 1002, 1005, 1006 and 1009C:
            - Half Duplex, Each                                                     1L6B3     $  17.75          N
            - Full Duplex, Each                                                     1L6D3     $  17.75          N
          - CPE Termination:
          - Each                                                                    27BSQ        N          $   140.00
   - Channels between Exchanges (Interexchange                  PL B3.2.1.C.4.b
     Channels):
     - Each Channel Terminal for terminating a 2-point
       Channel or 2-point section of a Multipoint Channel
       in a Central Office
       - Half or Full Duplex:
         - Channel Terminal, Each                                                   P3N       $  17.00          N
     - Interexchange Channel mileage for each 2-point
       Channel or 2-point section of a Multipoint Channel,
       per airline mile, per month
       - Schedule O:
         - 0-40 Miles
           - Half Duplex                                                            1L6A4     $   4.65          N
           - Full Duplex                                                            1L6C4     $   4.65          N
         - Next 210 Miles
           - Half Duplex                                                            1L6A4     $   2.55          N
           - Full Duplex                                                            1L6C4     $   2.55          N
         - Each Additional Mile
           - Half Duplex                                                            1L6A4     $   1.80          N
           - Full Duplex                                                            1L6C4     $   1.80          N
       - Schedule 1, 2, 3, and 3A:
         - 0-40 Miles
           - Half Duplex                                                            1L6A4     $   3.75          N
           - Full Duplex                                                            1L6C4     $   3.75          N
         - Next 210 Miles
           - Half Duplex                                                            1L6A4     $   1.50          N
           - Full Duplex                                                            1L6C4     $   1.50          N
         - Each Additional Mile
           - Half Duplex                                                            1L6A4     $   1.00          N
           - Full Duplex                                                            1L6C4     $   1.00          N
       - Each channel also requires a local loop for each
         station location on noncontinuous property./8/
         In addition, Channel between first terminations
         on different premises on the same continuous
         Property, /9/ and additional termination on
         different premises on the same continuous
         property, also apply, if applicable. /10/
Series 2000 Channels                                            PL B3.2.2
 -  Private Line Telephone Service and Channels                 PL B3.2.2.A
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Nevada Bell
                                                                                                         Wholesale Offered
NEVADA BELL                                                         Nevada Bell Retail Rate                  Discount %
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Per Use  Minute   Message   Mileage                   Non-
NEVADA BELL Service Name                                        Charge   Charge   Charge    Charge    Recurring    Recurring
-----------------------------------------------------------------------------------------------------------------------------------
          -  Half Duplex, Each                                                                         13.51%
          -  Full Duplex, Each                                                                         13.51%
        - CPE Termination
          -  Each                                                                                                   13.51%
     -  Additional termination of the same Channel on
        different premises on the same continuous
        property as the first termination:
        - Schedule O
          - Type 1001:
            - Half Duplex, Each                                                                        13.51%
            - Full Duplex, Each                                                                        13.51%
          - CPE Termination:
          - Each                                                                                                    13.51%
        - Schedule 1, 2, 3, and 3A
          - Types 1002, 1005, 1006 and 1009C:
            - Half Duplex, Each                                                                        13.51%
            - Full Duplex, Each                                                                        13.51%
          - CPE Termination:
          - Each                                                                                                    13.51%
   - Channels between Exchanges (Interexchange
     Channels):
     - Each Channel Terminal for terminating a 2-point
       Channel or 2-point section of a Multipoint Channel
       in a Central Office
       - Half or Full Duplex:
         - Channel Terminal, Each                                                                      13.51%
     - Interexchange Channel mileage for each 2-point
       Channel or 2-point section of a Multipoint Channel,
       per airline mile, per month
       - Schedule O:
         - 0-40 Miles
           - Half Duplex                                                                               13.51%
           - Full Duplex                                                                               13.51%
         - Next 210 Miles
           - Half Duplex                                                                               13.51%
           - Full Duplex                                                                               13.51%
         - Each Additional Mile
           - Half Duplex                                                                               13.51%
           - Full Duplex                                                                               13.51%
       - Schedule 1, 2, 3, and 3A:
         - 0-40 Miles
           - Half Duplex                                                                               13.51%
           - Full Duplex                                                                               13.51%
         - Next 210 Miles
           - Half Duplex                                                                               13.51%
           - Full Duplex                                                                               13.51%
         - Each Additional Mile
           - Half Duplex                                                                               13.51%
           - Full Duplex                                                                               13.51%
       - Each channel also requires a local loop for each
         station location on noncontinuous property./8/
         In addition, Channel between first terminations
         on different premises on the same continuous
         Property, /9/ and additional termination on
         different premises on the same continuous
         property, also apply, if applicable. /10/
Series 2000 Channels
 -  Private Line Telephone Service and Channels
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NEVADA BELL
----------------------------------------------------------------------------------------------------------------------------------
NEVADA BELL Service Name                                           Notes and References Relate to Retail Services Only
----------------------------------------------------------------------------------------------------------------------------------
          -  Half Duplex, Each
          -  Full Duplex, Each
        - CPE Termination
          -  Each
     -  Additional termination of the same Channel on
        different premises on the same continuous
        property as the first termination:
        - Schedule O
          - Type 1001:
            - Half Duplex, Each
            - Full Duplex, Each
          - CPE Termination:
          - Each
        - Schedule 1, 2, 3, and 3A
          - Types 1002, 1005, 1006 and 1009C:
            - Half Duplex, Each
            - Full Duplex, Each
          - CPE Termination:
          - Each
   - Channels between Exchanges (Interexchange
     Channels):
     - Each Channel Terminal for terminating a 2-point
       Channel or 2-point section of a Multipoint Channel
       in a Central Office
       - Half or Full Duplex:
         - Channel Terminal, Each
     - Interexchange Channel mileage for each 2-point
       Channel or 2-point section of a Multipoint Channel,
       per airline mile, per month
       - Schedule O:
         - 0-40 Miles
           - Half Duplex
           - Full Duplex
         - Next 210 Miles
           - Half Duplex
           - Full Duplex
         - Each Additional Mile
           - Half Duplex
           - Full Duplex
       - Schedule 1, 2, 3, and 3A:
         - 0-40 Miles
           - Half Duplex
           - Full Duplex
         - Next 210 Miles
           - Half Duplex
           - Full Duplex
         - Each Additional Mile
           - Half Duplex
           - Full Duplex
       - Each channel also requires a local loop for each  NOTE 8: See "Channel between first terminations on different premises
         station location on noncontinuous property./8/    on noncontinuous property", above for rates.
         In addition, Channel between first terminations   NOTE 9: See "Channel between first 2 terminations on different premises
         on different premises on the same continuous      on the same continuous property", above for rates.
         Property, /9/ and additional termination on       Note 10: See "Additional termination of the same Channel on different
         different premises on the same continuous         premises on the same continuous property as the first termination", above
         property, also apply, if applicable. /10/         for rates.
Series 2000 Channels
 -  Private Line Telephone Service and Channels
----------------------------------------------------------------------------------------------------------------------------------

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell. For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        21 of 30

APPENDIX RESALE
EXHIBIT A                                                     LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
                                                                                                               Version Date 04-09-98
                                                                                                      NEVADA/PAC-WEST TELECOMM, INC.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Nevada Bell Retail Rates
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------
                                                              Nevada Bell
                                                              Tariff Site                               Service
                                                              (Name, Sect,                 Monthly     Charge/Non-     Per Use
NEVADA BELL Service Name                                       Para)            USOC      Recurring     Recurring      Charge
-----------------------------------------------------------------------------------------------------------------------------------
   - Charges and Rates                                         PL B3.2.2.A.2
     - Local or Interexchange Private Line Telephone
       Service and Channels                                    PL B3.2.2.A.2.b
       - Channel between the first 2 terminations on
         different premises on the same continuous
         property:
         - Half Duplex:
           - Type 2001, Each                                                    1LPJ+     $   46.75         N
           - Type 2002, Each                                                    1L1B+     $   46.75         N
         - Full Duplex:
           - Type 2001, Each                                                    1LPN+     $   46.75         N
           - Type 2002, Each                                                    1L1F+     $   46.75         N
         - CPE Termination:
           - Each                                                               AEVSQ         N        $     70.00
       - Channel between first terminations on different
         premises on noncontinuous property
         - Half Duplex:
           - Type 2001, Each                                                    1LPJP     $   46.75         N
           - Type 2002, Each                                                    1L1BP     $   46.75         N
         - Full Duplex:
           - Type 2001, Each                                                    1LPNP     $   46.75         N
           - Type 2002, Each                                                    1L1FP     $   46.75         N
         - CPE Termination:
           - Each                                                               27BSQ         N        $    140.00
       - Additional termination of the same Channel on
         different premises on the same continuous
         property as the first termination
         - Half Duplex:
           - Type 2001, Each                                                    1LPJ3     $   23.50         N
           -  Type 2002, Each                                                   1L1B3     $   23.50         N
         - Full Duplex:
           -  Type 2001, Each                                                   1LPN3     $   23.50         N
           -  Type 2002, Each                                                   1L1F3     $   23.50         N
         - CPE Termination:
           -  Each                                                              27BSQ         N        $    140.00
     - Signalling (if required)                                PL B3.2.2.A.2.c
        - Per Local Loop or Channel                                             AS2       $   19.25         N
     - Channels between Exchanges (Interexchange               PL B3.2.2.A.2.d
      Channels):
      - Each Channel Terminal for terminating a 2-point
        Channel or 2-point section of a Multipoint Channel
        In a Central Office
        - Channel Terminal:
          - Each                                                                P3N       $   17.00         N
        - Interexchange Channel mileage for each 2-point
          Channel or 2-point section of a Multipoint Channel,
          per airline mile, per month
          - First 40 Miles:
            - Half Duplex, Each                                                 1LPJ4     $   21.0          N
            - Full Duplex, Each                                                 1LPN4     $   21.0          N
          - Next 210 Miles:
            - Half Duplex, Each                                                 1L1A4     $   1.95          N
            - Full  Duplex, Each                                                1L1E4     $   1.95          N
          - Each Additional Mile:
            - Half Duple, Each                                                  1L1A4     $   0.60          N
            - Full Duplex, Each                                                 1L1E4     $   0.60          N
        - Each Channel or service also requires a Local
          Loop for each station location on noncontinuous
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Nevada Bell Wholesale
NEVADA BELL                                                                                         Offered Discount %
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Minute     Message    Mileage                     Non-
NEVADA BELL Service Name                                       Charge     Charge     Charge     Recurring     Recurring
-----------------------------------------------------------------------------------------------------------------------------------
   - Charges and Rates
     - Local or Interexchange Private Line Telephone
       Service and Channels
       - Channel between the first 2 terminations on
         different premises on the same continuous
         property:
         - Half Duplex:
           - Type 2001, Each                                                                      13.51%
           - Type 2002, Each                                                                      13.51%
         - Full Duplex:
           - Type 2001, Each                                                                      13.51%
           - Type 2002, Each                                                                      13.51%
         - CPE Termination:
           - Each                                                                                               13.51%
       - Channel between first terminations on different
         premises on noncontinuous property
         - Half Duplex:
           - Type 2001, Each                                                                      13.51%
           - Type 2002, Each                                                                      13.51%
         - Full Duplex:
           - Type 2001, Each                                                                      13.51%
           - Type 2002, Each                                                                      13.51%
         - CPE Termination:
           - Each                                                                                               13.51%
       - Additional termination of the same Channel on
         different premises on the same continuous
         property as the first termination
         - Half Duplex:
           - Type 2001, Each                                                                      13.51%
           - Type 2002, Each                                                                      13.51%
         - Full Duplex:
           - Type 2001, Each                                                                      13.51%
           - Type 2002, Each                                                                      13.51%
         - CPE Termination:
           -  Each                                                                                              13.51%
     - Signalling (if required)
        - Per Local Loop or Channel                                                               13.51%
     - Channels between Exchanges (Interexchange
       Channels):
      - Each Channel Terminal for terminating a 2-point
        Channel or 2-point section of a Multipoint Channel
        In a Central Office
        - Channel Terminal:
          - Each                                                                                  13.51%
        - Interexchange Channel mileage for each 2-point
          Channel or 2-point section of a Multipoint Channel,
          per airline mile, per month
          - First 40 Miles:
            - Half Duplex, Each                                                                   13.51%
            - Full Duplex, Each                                                                   13.51%
          - Next 210 Miles:
            - Half Duplex, Each                                                                   13.51%
            - Full  Duplex, Each                                                                  13.51%
          - Each Additional Mile:
            - Half Duplex, Each                                                                   13.51%
            - Full Duplex, Each                                                                   13.51%
        - Each Channel or service also requires a Local
          Loop for each station location on noncontinuous
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------
NEVADA BELL Service Name                                                 Notes and References Relate to Retail Services Only
-----------------------------------------------------------------------------------------------------------------------------------
   - Charges and Rates
     - Local or Interexchange Private Line Telephone
       Service and Channels
       - Channel between the first 2 terminations on
         different premises on the same continuous
         property:
         - Half Duplex:
           - Type 2001, Each
           - Type 2002, Each
         - Full Duplex:
           - Type 2001, Each
           - Type 2002, Each
         - CPE Termination:
           - Each
       - Channel between first terminations on different
         premises on noncontinuous property
         - Half Duplex:
           - Type 2001, Each
           - Type 2002, Each
         - Full Duplex:
           - Type 2001, Each
           - Type 2002, Each
         - CPE Termination:
           - Each
       - Additional termination of the same Channel on
         different premises on the same continuous
         property as the first termination
         - Half Duplex:
           - Type 2001, Each
           - Type 2002, Each
         - Full Duplex:
           - Type 2001, Each
           - Type 2002, Each
         - CPE Termination:
           -  Each
     - Signalling (if required)
        - Per Local Loop or Channel
     - Channels between Exchanges (Interexchange
      Channels):
      - Each Channel Terminal for terminating a 2-point
        Channel or 2-point section of a Multipoint Channel
        In a Central Office
        - Channel Terminal:
          - Each
        - Interexchange Channel mileage for each 2-point
          Channel or 2-point section of a Multipoint Channel,
          per airline mile, per month
          - First 40 Miles:
            - Half Duplex, Each
            - Full Duplex, Each
          - Next 210 Miles:
            - Half Duplex, Each
            - Full  Duplex, Each
          - Each Additional Mile:
            - Half Duplex, Each
            - Full Duplex, Each
        - Each Channel or service also requires a Local
          Loop for each station location on noncontinuous    NOTE 1: See "Channel between first terminations on different premises
-----------------------------------------------------------------------------------------------------------------------------------

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell. For rates that are cross-referenced,
see the referenced section for rates and discounts.                     22 of 30


APPENDIX RESALE                                               LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                      Version Date 04-09-98
                                                                                                      NEVADA/PAC-WEST TELECOMM, INC.

------------------------------------------------------------------------------------------------------------------------------------

NEVADA BELL                                                                      Nevada Bell Retail Rates

------------------------------------------------------------------------------------------------------------------------------------
                                                   Nevada Bell
                                                   Tariff Site                                  Service
                                                   (Name, Sect,                    Monthly    Charge/ Non-  Per Use  Minute  Message
NEVADA BELL Service Name                           Para)               USOC       Recurring    Recurring    Charge   Charge  Charge
-----------------------------------------------------------------------------------------------------------------------------------
        property. /1/ In addition, a Channel
        between first terminations on
        different premises on the same
        continuous property, /2/ and additional
        termination of the same Channel on
        different premises on the same
        continuous property also apply. /3/ If
        applicable.

      - Where a switching arrangement is
        provided, each station or termination
        on an interexchange Service or
        Channel at the switching point
        requires a Local Loop and Channel
        terminal for each of the Inter-
        exchange Private Lines to which it is
        connected and which can be operated
        as a separate private line.
      - Switching Arrangements (See                PL B3.2.2.A.2.e
        Regulation 1.(1))
        - A charge applies at the switching
          point for each Local or
          interexchange Private Line arranged
          for Switching.
        - Switching Arrangement:
          - Local Service or Channel:
            - Each                                                     29A        $   10.00       N
          - Interexchange Service or Channel:
            - Each                                                     XPL        $   10.00       N
  - Private Line Services and Channels for         PL B3.2.2.B
    Data Transmission
    - Charges and Rates                            PL B3.2.2.B.4
      - Local or interexchange Private             PL B3.2.2.B.4.a
        Line Channels
        - Channel between first 2 terminations
          on different premises on the same
          continuous property
          - Types 2001, 2002, and 2006:
            - Half Duplex, Each                                        1L6B+      $   35.50       N
            - Full Duplex, Each                                        1L6D+      $   35.50       N
            - CPE Termination:
              - Each                                                   AEVSQ            N     $   70.00
          - Channel between first terminations
            on different premises on
            noncontinuous property
            - Local Loop for each first
              termination on a premise
              - Types 2001, 2002, and 2006:
                - Half Duplex, Each                                    1L6BP      $   35.50       N
                - Full Duplex, Each                                    1L6DP      $   35.50       N
              - CPE Termination:
                - Each                                                 27BSQ            N     $  140.00
          - Additional termination of the same
            Channel on different premises on
            the same continuous property as the
            first termination
            - Types 2001, 2002, and 2006:
              - Half Duplex, Each                                      1L6B3      $   17.75       N
              - Full Duplex, Each                                      1L6D3      $   17.75       N
            - CPE Termination:
              - Each                                                   27BSQ            N     $  140.00
    - Channels between Exchanges (Interexchange
      Channels)                                      PL B3.2.2.B.4.b
    - Each channel terminal for terminating a 2-
      point Channel or 2-point section of a
      Multipoint Channel,
      In a Central Office
      - Half or Full Duplex
        - Channel Terminal, Each                                       P3N        $   17.00       N
      - Interexchange Channel mileage for each
        2-point

------------------------------------------------------------------------------------------------------------------------------------
                                                            Nevada Bell Wholesale
NEVADA BELL                                                  Offered Discount %
------------------------------------------------------------------------------------------------------------------------------------
                                                  Mileage                Non-
NEVADA BELL Service Name                          Charge   Recurring   Recurring    Notes and References Relate to Retail Services
                                                                                    Only
------------------------------------------------------------------------------------------------------------------------------------
        property. /1/ In addition, a Channel                                        on noncontinuous property", above, for rates.
        between first terminations on                                               NOTE 2: See "Channel between first 2
        different premises on the same                                              terminations on different premises on the
        continuous property, /2/ and additional                                     same continuous property", above, for rates.
        termination of the same Channel on                                          NOTE 3: See "Additional termination of the
        different premises on the same                                              same Channel on different premises on the
        continuous property also apply. /3/ If                                      same continuous property as the first
        applicable.                                                                 termination", above, for rates.

      - Where a switching arrangement is
        provided, each station or termination
        on an interexchange Service or
        Channel at the switching point
        requires a Local Loop and Channel
        terminal for each of the Inter-
        exchange Private Lines to which it is
        connected and which can be operated
        as a separate private line.
      - Switching Arrangements (See
        Regulation 1.(1))
        - A charge applies at the switching
          point for each Local or
          Interexchange Private Line arranged
          for Switching.
        - Switching Arrangement:
          - Local Service or Channel:
            - Each                                         13.51%
          - Interexchange Service or Channel:
            - Each                                         13.51%
  - Private Line Services and Channels for
    Data Transmission
    - Charges and Rates
      - Local or interexchange Private
        Line Channels
        - Channel between first 2 terminations
          on different premises on the same
          continuous property
          - Types 2001, 2002, and 2006:
            - Half Duplex, Each                            13.51%
            - Full Duplex, Each                            13.51%
            - CPE Termination:
              - Each                                                   13.51%
          - Channel between first terminations
            on different premises on
            noncontinuous property
            - Local Loop for each first
              termination on a premise
              - Types 2001, 2002, and 2006:
                - Half Duplex, Each                        13.51%
                - Full Duplex, Each                        13.51%
              - CPE Termination:
                - Each                                                 13.51%
          - Additional termination of the same
            Channel on different premises on
            the same continuous property as the
            first termination
            - Types 2001, 2002, and 2006:
              - Half Duplex, Each                          13.51%
              - Full Duplex, Each                          13.51%
            - CPE Termination:
              - Each                                                   13.51%
    - Channels between Exchanges (Interexchange
      Channels)
    - Each channel terminal for terminating a 2-
      point Channel or 2-point section of a
      Multipoint Channel,
      In a Central Office
      - Half or Full Duplex
        - Channel Terminal, Each                           13.51%
      - Interexchange Channel mileage for each
        2-point


Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell. For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        23 of 30


APPENDIX RESALE                                                                             LIST OF NEVADA BELL'S TELECOMMUNICATIONS
EXHIBIT A                                                                                              SERVICES AVAILABLE FOR RESALE
                                                                                                               Version Date 04-09-98
                                                                                                      NEVADA/PAC-WEST TELECOMM, INC.
------------------------------------------------------------------------------------------------------------------------------------

                                                                             Nevada Bell Retail Rates
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------
                                         Nevada Bell
                                         Tariff Site                                   Service
                                         (Name, Sect,                     Monthly    Charge/Non-  Per Use  Minute   Message  Mileage
NEVADA BELL Service Name                 Para)                   USOC     Recurring  Recurring    Charge   Charge   Charge   Charge
------------------------------------------------------------------------------------------------------------------------------------
     Channel or 2-point section of a
      Multipoint Channel,
     per airline mile, per month
      - Schedule 3A:
        - 0-40 Miles
          - Half Duplex                                           1L6A4     $  3.75       N
          - Full Duplex                                           1L6C4     $  3.75       N
        - Next 210 Miles
          - Half Duplex                                           1L6A4     $  1.50       N
          - Full Duplex                                           1L6C4     $  1.50       N
        - Each Additional Mile
          - Half Duplex                                           1L6A4     $  1.00       N
          - Full Duplex                                           1L6C4     $  1.00       N
        - Each channel also requires a
          local loop for each station
          location on noncontinuous
          property/4/
          In addition, Channel between
          first terminations on
          different premises on the same
          continuous property,/5/ and
          additional termination of the
          same Channel on different premises
          on the same continuous property,
          /6/ also apply, if applicable
Series 3000 Channels                             PL B3.2.3
 - Channels for Remote Metering, Supervisory
   Control and
   Miscellaneous Signaling Purposes              PL B3.2.3.A.
   - Charges and Rates                           PL B3.2.3.A.5
     - Local or Interexchange Private Line
        Channels-                                PL B3.2.3.A.5.a
       Type 3001
       - Channel between first 2 terminations
         on different premises on the same
         continuous property
           - Type 3001:
             - Half Duplex, Each                                  1L3A+     $  40.00      N
             - Full Duplex, Each                                  1L3C+     $  60.50      N
           - CPE Termination:
             - Each                                               AEVSQ         N       $     70.00
           - Channel between first terminations
             on different premises on
             noncontinuous property
           - Local Loop for Each First Termination
             - Type 3001:
               - Half Duplex, Each                                1L3AP     $  40.00      N
               - Full Duplex, Each                                1L3CP     $  60.50      N
             - CPE Termination:
               - Each                                             27BSQ         N       $    140.00
           - Additional termination of the same
             Channel on different premises on
             the same continuous property as the
             first termination
               - Type 3001:
                 - Half Duplex, Each                              1L3A3     $  20.25      N
                 - Full Duplex, Each                              1L3C3     $  30.25      N
               - CPE Termination:
                 - Each                                           27BSQ         N       $    140.00
           - Channels between Exchanges
             (Interexchange Channels)            PL B3.2.3.A.5.b
             - Each channel terminal for
               terminating a 2-point or
               2-point section of a Multipoint
               Channel in a Central Office
               - Half Duplex:
                 - Channel Terminal, Each                         P3N       $  17.00      N
             - Interexchange Channel mileage for
               each 2-point Channel or 2-point
               section of a Multipoint Channel,
               per airline mile, per month

                                              Nevada Bell Wholesale
                                                Offered Discount %
NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Recurring      Non-Recurring        Notes and References Relate to Retail
                                                                                       Services Only
-----------------------------------------------------------------------------------------------------------------------------------
     Channel or 2-point section of a
      Multipoint Channel,
     per airline mile, per month
      - Schedule 3A:
        - 0-40 Miles
          - Half Duplex                              13.51%
          - Full Duplex                              13.51%
        - Next 210 Miles
          - Half Duplex                              13.51%
          - Full Duplex                              13.51%
        - Each Additional Mile
          - Half Duplex                              13.51%
          - Full Duplex                              13.51%
        - Each channel also requires a
          local loop for each station                                                  NOTE 4: See "Channel between first
          location on noncontinuous                                                    terminations on different premises on
          property/4/                                                                  noncontinuous property", above, for rates.
          In addition, Channel between                                                 NOTE 5: See "Channel between first 2
          first terminations on                                                        terminations on different premises on the
          different premises on the same                                               same continuous property", above, for rates.
          continuous property,/5/ and                                                  NOTE 6: See "Additional termination of the
          additional termination of the                                                same Channel on different premises on the
          same Channel on different premises                                           same continuous property as the first
          on the same continuous property,                                             termination", above, for rates.
          /6/ also apply, if applicable
Series 3000 Channels
 - Channels for Remote Metering, Supervisory
   Control and
   Miscellaneous Signaling Purposes
   - Charges and Rates
     - Local or Interexchange Private Line
        Channels-
       Type 3001
       - Channel between first 2 terminations
         on different premises on the same
         continuous property
           - Type 3001:
             - Half Duplex, Each                     13.51%
             - Full Duplex, Each                     13.51%
           - CPE Termination:
             - Each                                             13.51%
           - Channel between first terminations
             on different premises on
             noncontinuous property
           - Local Loop for Each First Termination
             - Type 3001:
               - Half Duplex, Each                   13.51%
               - Full Duplex, Each                   13.51%
             - CPE Termination:
               - Each                                           13.51%
           - Additional termination of the same
             Channel on different premises on
             the same continuous property as the
             first termination
               - Type 3001:
                 - Half Duplex, Each                 13.51%
                 - Full Duplex, Each                 13.51%
               - CPE Termination:
                 - Each                                         13.51%
           - Channels between Exchanges
             (Interexchange Channels)
             - Each channel terminal for
               terminating a 2-point or
               2-point section of a Multipoint
               Channel in a Central Office
               - Half Duplex:
                 - Channel Terminal, Each            13.51%
             - Interexchange Channel mileage for
               each 2-point Channel or 2-point
               section of a Multipoint Channel,
               per airline mile, per month

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell.
For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        24 of 30

APPENDIX RESALE                                               LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                      Version Date 04-09-98
                                                                                                      NEVADA/PAC-WEST TELECOMM, INC.

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                  Nevada Bell Retail Rates
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------
                                                              Nevada Bell
                                                              Tariff Site                             Service
                                                              (Name, Sect,               Monthly    Charge/ Non-   Per Use  Minute
NEVADA BELL Service Name                                      Para)           USOC      Recurring     Recurring     Charge  Charge
------------------------------------------------------------------------------------------------------------------------------------
       - First 40 miles
         - Half Duplex, Each                                                  1L3A4     $    2.10             N
         - Full Duplex, Each                                                  1L3C4     $    2.10             N
       - Next 210 Miles
         - Half Duplex, Each                                                  1L3A4     $    1.95             N
         - Full Duplex, Each                                                  1L3C4     $    1.95             N
       - Each Additional Mile
         - Half Duplex, Each                                                  1L3A4     $    0.60             N
         - Full Duplex, Each                                                  1L3C4     $    0.60             N
     - Each Interexchange Channel also requires a
       Local Loop for each station location on non-
       continuous property./1/ If applicable, additional
       termination of the same Channel on different
       premises on the same continuous property
       as the first termination,/2/ also applies.

     - Station Arrangement - 150 Bauds
       - This change applies:
         - once to a Channel entirely on same premises
         - to each first termination on different premises
       -  Station Arrangement, Each                                           4GTMS     $   75.00             N
     - Channel conditioning arrangements may be
         provided for Type 3001 Channels with the rates
         and provisions of Tariff PL B3.3.1.
       - Signalling for Type 3001 Channels (if required)
         - Per Local Loop or Channel Arranged/3/                              AS1       $    6.25             N

       - A change in termination from 1 channel to another
         at the customer's request will be treated as a
         new installation.
 - Channels for Data Transmission                             PL B3.2.3.B
   - Charges and Rates                                        PL B3.2.3.B.4
     - Local or Interexchange Private Line Channels-
       Schedules 3A and 4                                     PL B3.2.3.B.4.a
       - Channel between first 2 terminations on different
         premises on the same continuous property
         - Type 3001:
           - Half Duplex, Each                                                1L6B+     $   35.50             N
           - Full Duplex, Each                                                1L6D+     $   35.50             N
         - CPE Termination:
           - Each                                                             AEVSQ             N     $   70.00
         - Type 3002:
           - Half Duplex, Each                                                1L6B+     $   40.00             N
           - Full Duplex, Each                                                1L6D+     $   60.00             N
         - CPE Termination:
           - Each                                                             AEVSQ             N     $   70.00
       - Channel between first terminations on different
         premises on noncontinuous property
         - Local Loop for each first termination on a
           premises
           - Type 3001:
             - Half Duplex, Each                                              1L6BP     $   35.50             N
             - Full Duplex, Each                                              1L6DP     $   35.50             N
           - CPE Termination:
             - Each                                                           27BSQ             N     $  140.00
           - Type 3002:
             - Half Duplex, Each                                              1L6BP     $   40.00             N
             - Full Duplex, Each                                              1L6DP     $   60.50             N
           - CPE Termination:
             - Each                                                           27BSQ             N     $  140.00

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Nevada Bell Wholesale
                                                                                 Offered Discount %
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------


                                                             Message Mileage                 Non-     Notes and References Relate to
NEVADA BELL Service Name                                     Charge  Charge  Recurring    Recurring   Retail Services Only
------------------------------------------------------------------------------------------------------------------------------------
       - First 40 miles
         - Half Duplex, Each                                                 13.51%
         - Full Duplex, Each                                                 13.51%
       - Next 210 Miles
         - Half Duplex, Each                                                 13.51%
         - Full Duplex, Each                                                 13.51%
       - Each Additional Mile
         - Half Duplex, Each                                                 13.51%
         - Full Duplex, Each                                                 13.51%
     - Each Interexchange Channel also requires a
       Local Loop for each station location on non-
       continuous property./1/ If applicable, additional                                             NOTE 1: See "Channel between
       termination of the same Channel on different                                                  first terminations on different
       premises on the same continuous property                                                      premises on noncontinuous
       as the first termination,/2/ also applies.                                                    property", termination of the
                                                                                                     same Channel on different
                                                                                                     above, for rates
                                                                                                     NOTE 2: See "Additional
                                                                                                     premises on the same continuous
                                                                                                     property as the first
                                                                                                     termination", above, for rates.
     - Station Arrangement - 150 Bauds
       - This change applies:
         - once to a Channel entirely on same premises
         - to each first termination on different premises
       -  Station Arrangement, Each                                     13.51%
     - Channel conditioning arrangements may be
         provided for Type 3001 Channels with the rates
         and provisions of Tariff PL B3.3.1.                                                         NOTE 3: For Local Loop Rate see
                                                                                                     "Channel between first
                                                                                                     terminations on different
       - Signalling for Type 3001 Channels (if required)                                             premises on noncontinuous
                                                                                                     property", above. Or see
                                                                                                     Channel Rate in "Channel
         - Per Local Loop or Channel Arranged/3/                             13.51%                  between first 2 terminations on
                                                                                                     different premises on the
       - A change in termination from 1 channel to another                                           same continuous property",
         at the customer's request will be treated as a                                              above.
         new installation.
 - Channels for Data Transmission
   - Charges and Rates
     - Local or Interexchange Private Line Channels-
       Schedules 3A and 4
       - Channel between first 2 terminations on different
         premises on the same continuous property
         - Type 3001:
           - Half Duplex, Each                                               13.51%
           - Full Duplex, Each                                               13.51%
         - CPE Termination:
           - Each                                                                          13.51%
         - Type 3002:
           - Half Duplex, Each                                               13.51%
           - Full Duplex, Each                                               13.51%
         - CPE Termination:
           - Each                                                                          13.51%
       - Channel between first terminations on different
         premises on noncontinuous property
         - Local Loop for each first termination on a
           premises
           - Type 3001:
             - Half Duplex, Each                                             13.51%
             - Full Duplex, Each                                             13.51%
           - CPE Termination:
             - Each                                                                        13.51%
           - Type 3002:
             - Half Duplex, Each                                             13.51%
             - Full Duplex, Each                                             13.51%
           - CPE Termination:
             - Each                                                                        13.51%

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell.

For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        25 of 30

APPENDIX RESALE                         LIST OF NEVADA BELL'S TELECOMMUNICATIONS
EXHIBIT A                                          SERVICES AVAILABLE FOR RESALE
                                                           Version Date 04-09-98
                                                  NEVADA/PAC-WEST TELECOMM, INC.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Nevada Bell Retail Rates
------------------------------------------------------------------------------------------------------------------------------------
NEVADA BELL
                                                        Nevada Bell
                                                        Tariff Site                                Service
                                                        (Name, Sect,                 Monthly      Charge/Non-     Per Use   Minute
NEVADA BELL Service Name                                Para)             USOC      Recurring      Recurring       Charge   Charge
------------------------------------------------------------------------------------------------------------------------------------
       - Additional termination of the
         same Channel on different premises
         on the same continuous property
         as the first termination
         - Type 3001:
           - Half Duplex, Each                                            1L6B3        $ 17.75           N
           - Full Duplex, Each                                            1L6D3        $ 17.75           N
         - CPE Termination:
           - Each                                                         27BSQ            N         $ 140.00
         - Type 3002:
           - Half Duplex, Each                                            1L6B3        $ 20.25           N
           - Full Duplex, Each                                            1L6D3        $ 30.25           N
         - CPE Termination:
           - Each                                                         27BSQ            N         $ 140.00
       - Bulk Pricing (for large volumes
         of Type 3002) (See NOTE 4 for
         nonrecurring change information)
         - Channel between first terminations
           on different premises on
           noncontinuous property
           - Local Loop for each first
             termination on a premises
             - Half Duplex, Each                                           1L9B+       $ 25.06           Y
             - Full Duplex, Each                                           1L9D+       $ 47.40           Y
           - Channel Terminal, Bulk Pricing:
             - Half Duplex, Each                                           P3N9+       $ 12.00           N
             - Full Duplex, Each                                           P3N9+       $ 12.00           N
           - Interoffice Channel Mileage Bulk
             Pricing for each two-point channel
             or two-point section of a multi-
             point channel, -per airline mile,
              per month/5/                                                 1L9A+       $  1.11           N
           - Change to meet Bulk Pricing
             "minimum" channel service
             change requirement
             - per channel                                                 MNMM+       $ 90.04           N
      - Channels between Exchanges (Interexchange
        Channels)                                       PL B3.2.3.B.4.b
        - Each Channel terminal for terminating a
          2-point Channel or 2-point section
          of a Multipoint Channel in a
          Central Office
          - Channel Terminal, Each                                          P3N        $ 17.00           N
        - Interexchange channel mileage for each
          2-point Channel or 2-point section
          of a Multipoint Channel per airline
          mile, per month
          - Schedule 3A:
            - 0-40 Miles
              - Half Duplex                                               1L6A4        $  3.75           N
              - Full Duplex                                               1L6C4        $  3.75           N
          - Next 210 Miles
              - Half Duplex                                               1L6A4        $  1.50           N
              - Full Duplex                                               1L6C4        $  1.50           N
          - Each Additional Mile
              - Half Duplex                                               1L6A4        $  1.00           N
              - Full Duplex                                               1L6C4        $  1.00           N
          - Schedule 4:
            - 0-40 Miles
              - Half Duplex                                               1L6A4        $  2.10           N
              - Full Duplex                                               1L6C4        $  2.10           N
          - Next 210 Miles
              - Half Duplex                                               1L6A4        $  1.95           N
              - Full Duplex                                               1L6C4        $  1.95           N
            - Each Additional Mile


------------------------------------------------------------------------------------------------------------------------------------
NEVADA BELL
                                                              Nevada Bell
                                                           Wholesale Offered
                                                              Discount %
------------------------------------------------------------------------------------------------------------------------------------
                                                 Mileage                 Non-      Notes and References Relate to Retail Services
NEVADA BELL Service Name                          Charge   Recurring   Recurring   Only
------------------------------------------------------------------------------------------------------------------------------------
       - Additional termination of the
         same Channel on different premises
         on the same continuous property
         as the first termination
         - Type 3001:
           - Half Duplex, Each                               13.51%
           - Full Duplex, Each                               13.51%
         - CPE Termination:
           - Each                                                       13.51%
         - Type 3002:
           - Half Duplex, Each                               13.51%
           - Full Duplex, Each                               13.51%
         - CPE Termination:
           - Each                                                       13.51%
       - Bulk Pricing (for large volumes                                           See this section for additional regulations and
         of Type 3002) (See NOTE 4 for                                             conditions on Bulk Pricing
         nonrecurring change information)                                          NOTE 4: The customer is subject to all
                                                                                   appropriate nonrecurring changes as
         - Channel between first terminations                                      outlined in these tariffs for installations,
           on different premises on                                                additions, moves or changes associated with rate
           noncontinuous property                                                  elements covered by Bulk Pricing.
           - Local Loop for each first
             termination on a premises
             - Half Duplex, Each                             13.51%                SEE NOTE 4.
             - Full Duplex, Each                             13.51%                See NOTE 4.
           - Channel Terminal, Bulk Pricing:
             - Half Duplex, Each                             13.51%
             - Full Duplex, Each                             13.51%
           - Interoffice Channel Mileage Bulk
             Pricing for each two-point channel
             or two-point section of a multi-
             point channel, -per airline mile,                                     NOTE 5: Mileage measurement between wire centers
              per month/5/                                   13.51%                is calculated as detailed in Tariff PL. B3.4.
           - Change to meet Bulk Pricing
             "minimum" channel service
             change requirement
             - per channel                                   13.51%
      - Channels between Exchanges (Interexchange
        Channels)
        - Each Channel terminal for terminating a
          2-point Channel or 2-point section
          of a Multipoint Channel in a
          Central Office
          - Channel Terminal, Each                           13.51%
        - Interexchange channel mileage for each
          2-point Channel or 2-point section
          of a Multipoint Channel
          per airline mile, per month
          - Schedule 3A;
            - 0-40 Miles
              - Half Duplex                                  13.51%
              - Full Duplex                                  13.51%
          - Next 210 Miles
              - Half Duplex                                  13.51%
              - Full Duplex                                  13.51%
          - Each Additional Mile
              - Half Duplex                                  13.51%
              - Full Duplex                                  13.51%
          - Schedule 4:
            - 0-40 Miles
              - Half Duplex                                  13.51%
              - Full Duplex                                  13.51%
          - Next 210 Miles
              - Half Duplex                                  13.51%
              - Full Duplex                                  13.51%
            - Each Additional Mile


Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell.
For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        26 of 30

APPENDIX RESALE                                               LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                      Version Date 04-09-98
                                                                                                       NEVADA/PAC-WEST TELECOMM, INC

----------------------------------------------------------------------------------------------------------------------------------

                                                                           Nevada Bell Retail Rates

NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Nevada Bell
                                                  Tariff Site                         Service
                                                  (Name, Sect,            Monthly    Charge/Non   Per Use   Minute  Message Mileage
NEVADA BELL Service Name                          Para)          USOC    Recurring    Recurring    Charge   Charge  Charge  Charge
-----------------------------------------------------------------------------------------------------------------------------------
              -  Half Duplex                                     1L6A4   $    0.60      N
              -  Full Duplex                                     1L6C4   $    0.60      N
         - Each channel also requires a
           local loop for each station
           location on noncontinuous
           property/6/
           In addition, channel between
           first terminations on
           different premises on the
           same continuous property,/7/
           and additional termination
           on different premises on the
           same continuous property/8/
           also apply, if applicable.
         - Signaling for Schedule 4
           Channels (if required)
           - Local Loop or Channel:
             - Arranged for Signaling                            AS1     $    6.25      N
         - Station Arrangements - Schedule
           3A
           - The rate applies:
             - once to a Channel entirely on
               same premises
             - to each first termination on
               different premises
           - Station Arrangement, Each                           4GTMS  $    75.00      N
         - Switching Arrangements for
           Schedule 4 Channels are furnished
           with the rates and provisions of
           Tariff PL B3.2.2.
         -  Channel Conditioning for Schedule
            4 Channels is furnished with
            the rates and provisions of Tariff PL B3.3.1.
    - Local Area Data Channels (LADC)             PL B3.2.3.C
      - Charges and Rates                         PL B3.2.3.C.3
        - Channel between first two
          terminations on different premises
          on the same continuous property/9/
          - Type:
            - 2-wire, Each                                       1L6G+  $    60.50      N
            - 4-wire, Each                                       1L8G+  $    60.50      N
          - Termination
            - Each                                               AVESQ       N        $  70.00
        - Channel between two
          terminations:
          - Local Loop for each
            termination
            - Type:
              - 2-wire, Each                                     1L6GP  $    60.50      N
              -  4-wire, Each                                    1L8GP  $    60.50      N
            - Termination:
              - Each                                             27BSQ        N       $ 140.00
Other Channels                                     PL B3.2.12
 -  Bell and Lights System Attack Warning
    Service
    This service is not offered at this            PL B3.2.12.A
    time.
    - Farmer Lines                                 PL B3.2.12.B
    - Rates and Charges                            PL B3.2.12.B.4
    - Connection Charge
    - Each connection made with
      customer-owned facilities./1/                                                     Y
    - Channel Rate - Each Channel
      -In Cable
       - Each one-quarter mile or fraction
         thereof, airline measurement, per                       1LXH9  $     8.00      N
         year/2/
      - Open Wire
        - First one-quarter mile or fraction
          thereof, airline measurement, per
          month./2/                                              1LXHR  $     2.70      N
        - Each additional one-quarter mile
          or fraction thereof, airline
          measurement, per month/2/                                 N   $     1.30      N
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                Nevada Bell Wholesale
                                                  Offered Discount %
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Non-            Notes and References Relate to Retail Services Only
                                             Recurring      Recurring
----------------------------------------------------------------------------------------------------------------------------------
              -  Half Duplex                   13.51%
              -  Full Duplex                   13.51%
         - Each channel also requires a
           local loop for each station                                   NOTE 6: See "Channel between first terminations on
           location on noncontinuous                                     different premises on noncontinuous property", above, for
           property/6/                                                   rates.
           In addition, channel between                                  NOTE 7: See "Channel between first 2 terminations on
           first terminations on                                         different premises on the same continuous property", above,
           different premises on the                                     for rates.
           same continuous property,/7/                                  NOTE 8: See "Additional termination of the same channel on
           and additional termination                                    different premises on the same continuous property as the
           on different premises on the                                  first termination", above, for rates.
           same continuous property/8/
           also apply, if applicable.
         - Signaling for Schedule 4
           Channels (if required)
           - Local Loop or Channel:
             - Arranged for Signaling          13.51%
         - Station Arrangements - Schedule
           3A
           - The rate applies:
             - once to a Channel entirely on
               same premises
             - to each first termination on
               different premises
           - Station Arrangement, Each         13.51%
         - Switching Arrangements for
           Schedule 4 Channels are furnished
           with the rates and provisions of
           Tariff PL B3.2.2.
         -  Channel Conditioning for Schedule
            4 Channels is furnished with
            the rates and provisions of
            Tariff PL B3.3.1.
    - Local Area Data Channels (LADC)
      - Charges and Rates
        - Channel between first two
          terminations on different premises
          on the same continuous property/9/                             NOTE 9: See Regulations - Special Conditions
          - Type:                                                        (PL B3.2.3.C.2 g)
            - 2-wire, Each                     13.51%
            - 4-wire, Each                     13.51%
          - Termination
            - Each                                           13.51%
        - Channel between two
          terminations:
          - Local Loop for each
            termination
            - Type:
              - 2-wire, Each                   13.51%
              - 4-wire, Each                   13.51%
            - Termination:
              - Each                                         13.51%
Other Channels
 -  Bell and Lights System Attack Warning
    Service
    This service is not offered at this
    time.
    - Farmer Lines
    - Rates and Charges
    - Connection Charge
    - Each connection made with
      customer-owned facilities./1/                                      NOTE 1: Multi-Element Service Charges apply as specified in
    - Channel Rate - Each Channel                                        Tariff NE A3.1.1.
      -In Cable
       - Each one-quarter mile or fraction
         thereof, airline measurement, per
         year/2/                               13.51%                    This is a per year charge.
      - Open Wire                                                        NOTE 2: For Mileage Measurements, see Regulations, PL
        - First one-quarter mile or fraction                             B3.2.12.B.3.C
          thereof, airline measurement, per
          month./2/                            13.51%
        - Each additional one-quarter mile
          or fraction thereof, airline
          measurement, per month/2/            13.51%

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell.

For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        27 of 30

  APPENDIX RESALE              LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES
  EXHIBIT A                                                 AVAILABLE FOR RESALE
                                                           Version Date 04-09-98
                                                  NEVADA/PAC-WEST TELECOMM, INC.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Nevada Bell Retail Rates
NEVADA BELL
------------------------------------------------------------------------------------------------------------------------------------
                                                             Nevada Bell
                                                             Tariff Site                            Service
                                                             (Name, Sect,              Monthly     Charge/Non-     Per Use  Minute
NEVADA BELL Service Name                                      Para)          USOC     Recurring    Recurring       Charge   Charge
------------------------------------------------------------------------------------------------------------------------------------
OTHER FEATURES AND ARRANGEMENTS                               PL B3.3

Classification and Rates - Channel Conditioning               PL B3.3.1
  - Charges and Rates                                         PL B3.3.1.B
    - Type C1, C2, and C4 Channel Conditioning
      -  For the First Station in an Exchange:
         - On a 2-point Channel not arranged for
             Switching:
         -  Type C1                                                          P2W      $12.50       $ 35.00
         -  Type C2                                                          P3H      $47.00       $ 65.00
         -  Type C4                                                          P4G      $57.00       $ 90.00
         - On a 2-point Channel arranged for:
             -  Switching Type C1                                            P2X      $25.00       $ 55.00
             -  Multi Point Type C1                                          P3G      $25.00       $ 55.00
          -  On a Multi Point Channel:
           -  Type C2                                                        P3W      $60.00       $ 85.00
        -  For Each Additional Station on the Same Channel
           and in the Same Exchange as the First Station:
           -  Type C1                                                        P3E      $ 7.50       $ 25.00
           -  Type C2                                                        P3B      $25.50       $ 39.00
           -  Type C4                                                        P4H      $26.00       $ 42.00
     -  Type D1, High Performance Data Conditioning applies
        to Schedule 4 Channels for data transmission.
        -  When High Performance Data Conditioning is
           ordered subsequent to the installation of the Data
           Channel, a charge equal to the installation Charge
           for the Local Channel will apply for each Local
           Channel in addition to the charge for the High
           Performance Data Conditioning.
           - On a 2-point Channel not arranged for switching:
             -  Type D1, per Channel                                         QHA       N           $850.00
Classification and Rates - Signaling Options                  PL B3.3.2
    - Charges and Rates                                       PL B3.3.2.B
         -  Dial Conditioning Arrangement used
              with Channels
            Between Non-contiguous Exchanges
            - The dial conditioning
               arrangement charge would
               not apply when furnished at a
               service point equipped with an
               interexchange switching arrangement.
             - Dial Signaling Arrangement:
                -  Per Point Service                                         13F      $  5.75       N
             - Dial Termination Arrangement:
                -  Per Point Service                                         27E      $  5.75       N
Classification and Rates - Multipoint Service and
Multistation Arrangements                                     PL B3.3.8
     -  Charges and Rates                                     PL B3.3.8.C
        - Intraexchange
          -  Multipoint Charge:
             -  Per Central Office Terminati on                              BQ7      $  2.75      $ 20.00
        - Interexchange
          -  Multipoint Charge:
             -  Per Central Office Termination                               BGA      $  3.50      $ 20.00
V & H                                                         PL B3.4
     -  See this tariff for a list of rate
        centers and central offices in the
        State of Nevada, together with V & H
        (vertical and horizontal) coordinates
        for use in
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                           Nevada Bell Wholesale
NEVADA BELL                                                                 Offered Discount %
------------------------------------------------------------------------------------------------------------------------------------


                                                Message      Mileage                       Non-     Notes and References Relate
NEVADA BELL Service Name                         Charge       Charge       Recurring    Recurring     to Retail Services Only
------------------------------------------------------------------------------------------------------------------------------------
OTHER FEATURES AND ARRANGEMENTS

Classification and Rates - Channel Conditioning
    - Charges and Rates
      - Type C1, C2, and C4 Channel Conditioning                                                    See PL B3 3 1 A for regulations
        -  For the First Station in an Exchange:                                                        and descriptions of types.
            - On a 2-point Channel not arranged for
                Switching:
               -  Type C1                                                       13.51%    13.51%
               -  Type C2                                                       13.51%    13.51%
               -  Type C4                                                       13.51%    13.51%
        - On a 2-point Channel arranged for:
            -  Switching Type C1                                                13.51%    13.51%
            -  Multi Point Type C1                                              13.51%    13.51%
        -  On a Multi Point Channel:
            -  Type C2                                                          13.51%    13.51%
         -  For Each Additional Station on the Same Channel
            and in the Same Exchange as the First Station:
            -  Type C1                                                          13.51%    13.51%
            -  Type C2                                                          13.51%    13.51%
            -  Type C4                                                          13.51%    13.51%
       -  Type D1, High Performance Data Conditioning applies
          to Schedule 4 Channels for data transmission.
       -  When High Performance Data Conditioning is
          ordered subsequent to the installation of the Data
          Channel, a charge equal to the installation Charge
          for the Local Channel will apply for each Local
          Channel in addition to the charge for the High
          Performance Data Conditioning.
              - On a 2-point Channel not arranged for
                Switching:
                -  Type D1, per Channel                                                   13.51%
Classification and Rates - Signalling Options
    -   Charges and Rates
         -  Dial Conditioning Arrangement used
            with Channels
            Between Non-contiguous Exchanges
            -   The dial conditioning
                arrangement charge would
                not apply when furnished at a
                service point equipped with an
                interexchange switching
                arrangement.
                 -  Dial Signalling Arrangement:
                     -  Per Point Service                                       13.51%
                -  Dial Termination Arrangement:
                 -  Per Point Service                                           13.51%
Classification and Rates - Multipoint Service and
Multistation Arrangements
     -  Charges and Rates
        -  Intraexchange
          -  Multipoint Change:
               -  Per Central Office Termination                                13.51%    13.51%
          -  Interexchange
             -  Multipoint Charge:
                -  Per Central Office Termination                               13.51%    13.51%
V & H
     -  See this tariff for a list of rate
        centers and central offices in the
        State of Nevada, together with V & H
        (vertical and horizontal) coordinates
        for use in
------------------------------------------------------------------------------------------------------------------------------------


Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell.
For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        28 of 30

APPENDIX RESALE                                             LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                    Version Date 04-09-98
                                                                                                     NEVADA/PAC-WEST TELECOMM, INC.

----------------------------------------------------------------------------------------------------------------------------------

                                                                                    Nevada Bell Retail Rates
NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------
                                                Nevada Bell                         Service
                                                Tariff Site                        Charge/Non-
                                                (Name, Sect,             Monthly   Recurring    Per Use  Minute   Message  Mileage
NEVADA BELL Service Name                        Para)           USOC    Recurring    Charge     Charge   Charge   Charge
----------------------------------------------------------------------------------------------------------------------------------
  determining air-line mileages for private
   line services.

DIGITAL ACCESS SERVICE                          PL B5

DIGITAL DATA SERVICE                            PL B5.1

Rates and Charges                               PL B5.1.D

 - Channels Between Digital Cities
   - The rates below apply for each two-point
     channel section furnished between Digital
     City Rate Centers.
     - Airline Mileage
       - Each mile at 2.4 Kbps                                  1L7E4   $  1.50        N
       - Each mile at 4.8 Kbps                                  1L7F4   $  1.50        N
       - Each mile at 9.6 Kbps                                  1L7G4   $  1.50        N
       - Each mile at 56 Kbps                                   1L7H4   $  1.50        N
     - Channels
       - Each channel at 2.4 Kbps                               1L7E4   $ 70.00        N
       - Each channel at 4.8 Kbps                               1L7F4   $ 89.00        N
       - Each channel at 9.6 Kbps                               1L7G4   $152.00        N
       - Each channel at 56 Kbps                                1L7H4   $250.00        N
 - Local Distribution Channel
   - The rates below apply for each two-point
     Local Distribution Channel terminated at
     a station in a Digital City Serving Area,
     thereby providing a path for digital
     transmission between the Serving Wire
     Center Central Office and the customer's
     premises.
     - Transmission speed
       - 2.4 Kbps                                               LCDD2   $ 77.00      $ 490.00
       - 4.8 Kbps                                               LCDD4   $ 89.00      $ 490.00
       - 9.6 Kbps                                               LCDD9   $100.00      $ 490.00
       - 56 Kbps                                                LCDD5   $300.00      $ 490.00
 - Interoffice Digital Channel
   - The rates below apply for each two point
     channel section furnished between the
     Principal Central Office and the Serving
     Central Office.
     - Transmission speed per channel
       - 2.4 Kbps                                               1LD2X   $ 42.00        N
       - 4.8 Kbps                                               1LD4X   $ 48.00        N
       - 9.6 Kbps                                               1LD9X   $ 55.00        N
       - 56 Kbps                                                1LD5X   $165.00        N
     - Transmission speed per airline mile
       - 2.4 Kbps                                               1LD2X   $  1.15        N
       - 4.8 Kbps                                               1LD4X   $  1.35        N
       - 9.6 Kbps                                               1LD9X   $  1.50        N
       - 56 Kbps                                                1LD5X   $  4.50        N
 - Multi-Station Arrangement
   - A monthly charge per station applies
     when a Digital Data Service is arranged
     for multi-station operation
     - Each station                                             DDZ     $ 25.00        N
 - Move Charges
   - When Local Distribution Channels are
     moved to a new location on the same
     premises, one-half the installation
     charge applies.
   - When Local Distribution Channels are
     moved to a new location on a different
     premises, the installation charge applies.

-----------------------------------------------------------------------------------------------------------------------------------

                                                   Nevada Bell Wholesale
                                                    Offered Discount %
NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------

                                                                 Non-
NEVADA BELL Service Name                           Recurring   Recurring   Notes and References Relate to Retail Services Only
-----------------------------------------------------------------------------------------------------------------------------------
  determining air-line mileages for private
   line services.

DIGITAL ACCESS SERVICE

DIGITAL DATA SERVICE

Rates and Charges

 - Channels Between Digital Cities                                          See Regulations and Descriptions in this section for
   - The rates below apply for each two-point                               more detail on serving areas, etc.
     channel section furnished between Digital
     City Rate Centers.
     - Airline Mileage
       - Each mile at 2.4 Kbps                       13.51%
       - Each mile at 4.8 Kbps                       13.51%
       - Each mile at 9.6 Kbps                       13.51%
       - Each mile at 56 Kbps                        13.51%
     - Channels
       - Each channel at 2.4 Kbps                    13.51%
       - Each channel at 4.8 Kbps                    13.51%
       - Each channel at 9.6 Kbps                    13.51%
       - Each channel at 56 Kbps                     13.51%
 - Local Distribution Channel
   - The rates below apply for each two-point
     Local Distribution Channel terminated at
     a station in a Digital City Serving Area,
     thereby providing a path for digital
     transmission between the Serving Wire
     Center Central Office and the customer's
     premises.
     - Transmission speed
       - 2.4 Kbps                                    13.51%        13.51%
       - 4.8 Kbps                                    13.51%        13.51%
       - 9.6 Kbps                                    13.51%        13.51%
       - 56 Kbps                                     13.51%        13.51%
 - Interoffice Digital Channel
   - The rates below apply for each two point
     channel section furnished between the
     Principal Central Office and the Serving
     Central Office.
     - Transmission speed per channel
       - 2.4 Kbps                                    13.51%
       - 4.8 Kbps                                    13.51%
       - 9.6 Kbps                                    13.51%
       - 56 Kbps                                     13.51%
     - Transmission speed per airline mile
       - 2.4 Kbps                                    13.51%
       - 4.8 Kbps                                    13.51%
       - 9.6 Kbps                                    13.51%
       - 56 Kbps                                     13.51%
 - Multi-Station Arrangement
   - A monthly charge per station applies
     when a Digital Data Service is arranged
     for multi-station operation
     - Each station                                  13.51%
 - Move Charges
   - When Local Distribution Channels are
     moved to a new location on the same
     premises, one-half the installation
     charge applies.
   - When Local Distribution Channels are
     moved to a new location on a different
     premises, the installation charge applies.


Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell. For rates that are cross-referenced. See the referenced section for rates and discounts.

                                                                        29 of 30

APPENDIX RESALE                                               LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                      Version Date 04-09-98
                                                                                                      NEVADA/PAC-WEST TELECOMM, INC.

----------------------------------------------------------------------------------------------------------------------------------

                                                                                  Nevada Bell Retail Rates
NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------

                                          Nevada Bell                            Service
                                          Tariff Site                Monthly    Charge/Non-   Per Use   Minute   Message   Mileage
NEVADA BELL Service Name                (Name, Sect, Para)  USOC    Recurring   Recurring     Charge    Charge   Charge     Charge
-----------------------------------------------------------------------------------------------------------------------------------
HIGH CAPACITY (HICAP) DIGITAL DATA SERVICE    PL B5.2

Rates and Charges                             PL B5.2.E
    - 1.544 Mbps. HICAP Service
       - Channel Termination
         - Initial circuit
         - each channel termination                         TMECS   $  95.45    $  300.00
             - recurring 3-year term                                $  85.91
             - recurring 5-year term                                $  76.37
      - Each additional circuit (same two
        locations)
        - each channel termination                          TMECS   $  95.45    $  150.00
          - recurring 3-year term                                   $  85.91
          - recurring 5-year term                                   $  76.37
      - Channel mileage
         - Channel Mileage Facility
            - per mile                                      CMF     $   6.77        N
             - recurring 3-year term                                $   6.77
             - recurring 5-year term                                $   6.77
      - Channel Mileage Termination
        - per termination                                   CMT     $  55.66        N
           - recurring 3-year term                                  $  50.09
           - recurring 5-year term                                  $  44.52
     - Optional Features and Functions
       - Central Office Multiplexing
          - DS-1 to Voice/Digital                           MQ1     $ 200.00        N
              - recurring 3-year term                               $ 180.00
              - recurring 5-year term                               $ 160.00


CONNECTIONS OF PREMISES EQUIPMENT TO          PL B8
INTRASTATE PRIVATE LINE SERVICES


CONNECTING ARRANGEMENTS APPLICABLE TO
PRIVATE LINE SERVICE AND CHANNELS             PL B8.1.18

Entrance Channels                             PL B8.1.18.F
     - Individual Case Basis (ICB)
       Arrangements are available for
       resale at applicable wholsesale
       rates.
Special Services and Channels for Misc.
       Purposes                               PL B8.1.18.G
     - Individual Case Basis (ICB)
       Arrangements are available
       for resale at applicable
       wholsesale rates.



THE FOLLOWING NEVADA BELL SERVICES,
ALTHOUGH EXEMPT FROM STATE TARIFF
REQUIREMENTS, ARE AVAILABLE FOR RESALE AT
APPLICABLE WHOLESALE RATES:

     - Centrax Services (Including Centrax
          ISDN)
     - ESS Optional Features (Custom Calling
          Features)


APPENDIX RESALE                                               LIST OF NEVADA BELL'S TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE
EXHIBIT A                                                                                                      Version Date 04-09-98
                                                                                                      NEVADA/PAC-WEST TELECOMM, INC.

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Nevada Bell Wholesale
                                                         Offered Discount %

NEVADA BELL
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Non-           Notes and References Relate to Retail
NEVADA BELL Service Name                             Recurring      Recurring        Services Only
-----------------------------------------------------------------------------------------------------------------------------------
HIGH CAPACITY (HICAP) DIGITAL DATA SERVICE

Rates and Charges
    - 1.544 Mbps. HICAP Service
       - Channel Termination
         - Initial circuit
         - each channel termination                    13.51%        13.51%
             - recurring 3-year term                   13.51%                      This is a 3-year recurring rate.
             - recurring 5-year term                   13.51%                      This is a 5-year recurring rate.
      - Each additional circuit (same two
        locations)
        - each channel termination                     13.51%        13.51%
          - recurring 3-year term                      13.51%                      This is a 3-year recurring rate.
          - recurring 5-year term                      13.51%                      This is a 5-year recurring rate.
      - Channel mileage
         - Channel Mileage Facility
            - per mile                                 13.51%
             - recurring 3-year term                   13.51%                      This is a 3-year recurring rate.
             - recurring 5-year term                   13.51%                      This is a 5-year recurring rate.
      - Channel Mileage Termination
        - per termination                              13.51%
           - recurring 3-year term                     13.51%                      This is a 3-year recurring rate.
           - recurring 5-year term                     13.51%                      This is a 5-year recurring rate.
     - Optional Features and Functions
       - Central Office Multiplexing
          - DS-1 to Voice/Digital                      13.51%
              - recurring 3-year term                  13.51%                      This is a 3-year recurring rate.
              - recurring 5-year term                  13.51%                      This is a 5-year recurring rate.


CONNECTIONS OF PREMISES EQUIPMENT TO
INTRASTATE PRIVATE LINE SERVICES


CONNECTING ARRANGEMENTS APPLICABLE TO
PRIVATE LINE SERVICE AND CHANNELS

Entrance Channels
     - Individual Case Basis (ICB)
       Arrangements are
       available for resale at applicable
       wholsesale rates.
Special Services and Channels for Misc.
       Purposes
     - Individual Case Basis (ICB)
       Arrangements are available
       for resale at applicable
       wholsesale rates.



THE FOLLOWING NEVADA BELL SERVICES,
ALTHOUGH EXEMPT FROM STATE TARIFF
REQUIREMENTS, ARE AVAILABLE FOR RESALE AT
APPLICABLE WHOLESALE RATES:

     - Centrax Services (Including Centrax
        ISDN)
     - ESS Optional Features (Custom Calling
        Features)

Where the tariff and this matrix conflict, refer to the tariff. For tariff-exempt services call Nevada Bell. For rates that are cross-referenced, see the referenced section for rates and discounts.

                                                                        30 of 30

APPENDIX SS7

TABLE OF CONTENTS

 1.  SERVICE DESCRIPTION
     -------------------
     1.1 SS7-Transport

  1.2 Signaling Links .......................................................2
      -----------------------------------------------------------------------

  1.3 Transit Signalin ......................................................4
              ---------------------------------------------------------------

 2.  DEFINITIONS ............................................................4
     ------------------------------------------------------------------------

 3.  MANNER OF PROVISIONING .................................................6
     ------------------------------------------------------------------------

     3.1 SS7 Transport ......................................................6
             ----------------------------------------------------------------

  3.2 Signaling Links .......................................................6
      -----------------------------------------------------------------------

 4.  DESCRIPTION OF RATE ELEMENTS ...........................................8
     ------------------------------------------------------------------------

     4.1  SS7 Transport .....................................................8
              ---------------------------------------------------------------

 4.2  Dedicated Signaling Links .............................................8
                ----------

  4.2.1 SS7 Link Cross Connect ..............................................8
        ---------------------------------------------------------------------
  4.2.2 STP Port ............................................................8

  4.2.3 SS7 Link ............................................................9

 4.3  Transit Signaling .....................................................9
              ---------------------------------------------------------------

 4.4  Service Rearrangement .................................................9
              ---------------------------------------------------------------

 5.  RATES AND CHARGES .......................................................9
     -------------------------------------------------------------------------

 6.  ORDERING THE SERVICE ....................................................9
     -------------------------------------------------------------------------

     6.1   SS7  Service ......................................................9

                            APPENDIX SS7
                                 Page ii of ii
NEVADA/PAC-WEST TELECOMM, INC.

  6.2 Dedicated Signaling Links ..............................................9
      ------------------------------------------------------------------------

  6.3 Call Set-Up Translations ...............................................9
           -------------------------------------------------------------------

  6.4 Transit Signalin ......................................................10
              ---------------------------------------------------------------

  6.5 Service Rearrangement .................................................10
              ---------------------------------------------------------------

 7.  RESPONSIBILITIES OF NEVADA .............................................10
     ------------------------------------------------------------------------

 8.  RESPONSIBILITIES OF CLEC ...............................................11
     --------------------------------------------------------------------------

 9. RESPONSIBILITIES OF THE PARTIES (CLEC AND NEVADA) .......................12
    -------------------------------------------------------------------------

                                 APPENDIX SS7

                          APPENDIX FOR THE PROVISION OF
                                   SS7 SERVICE

This Appendix sets forth the terms and conditions under which NEVADA shall provide to CLEC certain Common Channel Signaling/Signaling System 7 ("CCS/SS7") services, herein referred to as "SS7 Service".

This Appendix provides for the use of NEVADA's Common Channel Signaling network, which uses the Signaling System 7 ("SS7") protocol, and for a Dedicated Signaling Link, which provides network interconnection to NEVADA's Signal Transfer Points ("STPs"), including facilities. SS7 Service provides CCS/SS7 functionality and translations to support SS7 based services and applications as they become available and as facilities permit.

SS7 Service includes the screening of messages based on origination signaling point code and the muting of messages by NEVADA's mated pair of STPs. Services such as STP ports and Signaling Link interconnection, and 800 Data Base Access will be provided pursuant to this Appendix SS7, Appendix 800, and Appendix PRICING. Arrangements for services should be made through NEVADA's Service Center.

1.       SERVICE DESCRIPTION

1.1      SS7 - Transport

 1.1.1 SS7 transport provides for the routing and screening of SS7 messages from NEVADA's pair of STPs (i.e. a mated pair) to a regional pair of STPs. The screening of messages provides for CLEC designation of signaling points associated with CLEC and controls which messages may be allowed or not allowed by NEVADA's ST? pairs. The routing of messages provides for the transfer of a complete message between signaling links, and for a Global Title Translation of the message address, if needed.

 1.1.2 SS7 transport provides routing of messages for all parts of the SS7 protocol including, for example, Message Transfer Part ("MTP") messages, Integrated Services Digital Network User Part ("ISDNUP" or "ISUP") messages, Signaling Connection and Control Part ("SCCP") messages, and Transaction Capability Application Part ("TCAP") messages. SS7 transport provides for screening and routing of signaling messages based on the SS7 protocol. These messages may support other applications and services, such as, Toll Free Database services. SS7 transport will route messages to the global title address or to the signaling point code address of the message based on the translation information of NEVADA's STP. These services are restricted to NEVADA's existing database services.

         1. 1.3 SS7 transport provides screening and routing of messages that are generated by the action of CLEC's signaling point, or messages that are generated by a signaling point connected via CLEC's signaling point.

1.2      Signaling Links

 1.2.1 Dedicated Signaling Links provide physical access to NEVADA's signaling network. The links are fully dedicated to the use of CLEC and provide the screening and routing usage for NEVADA's STP to which the link is connected. Signaling Links are provided as a set of links connecting to NEVADA's mated pair of STPs. Signaling Links are dedicated two-way digital data circuits that interconnect NEVADA's STP locations and CLEC's signaling points at Signaling Point of Interface ("SPOI") locations. Signaling links are available to CLECs for their use in furnishing SS7-based services or applications to their End Users or other users of SS7 signaling information.

1.2.2    Signaling links must include the following elements:

          1.2.2.1 Cross Connect

                    The Cross Connect provides a DS-0 connection and access point for testing in NEVADA's ST? building. The cross connect connects the STP Port Termination to CLEC's unbundled dedicated transport, to a collocation cage or to a STP Access Link. It must be purchased separately from Appendix UNE.

          1.2.2.2 STP Port

                    The STP Port is the physical termination of the signaling link (i.e. 56 kbps circuit) at NEVADA's STP. An STP Port is used for each 56 kbps Cross Connect terminated at NEVADA's STP.

1.2.2.3 SS7 Link

           The SS7 Link provides a 56 kilobit per second digital facility when CLEC requires an interoffice facility to connect from CLEC's Dedicated Transport or Entrance Facility to the STP building location.

 1.2.3 The STP Port shall provide for the use of NEVADA's STP to which the port is connected.

 1.2.4 CLEC shall provide the portion of the signaling link from CLEC's premises within the LATA to NEVADA's STP location using unbundled dedicated transport, or the optional bundled SS7 link and STP port. CLEC shall notify NEVADA that the facility contains a signaling link service. Multiple facilities provided by NEVADA will be identified so that NEVADA may maintain facility diversity between links and linksets that require diversity. CLEC shall identify the DS-1 and the channel of a DS-1 that will be used for the signaling link.

 1.2.5 CLEC shall identify to NEVADA the facility and channel to which the SS7 Link Cross Connect shall connect. If the facility does not terminate in the STP location NEVADA shall provide a STP Link. The STP Access Link will connect to the DS-0 Cross Connect at the STP location.

 1.2.6 When CLEC uses an alternative DS-1 facility or arrangements, or agrees to allow a physical degree of diversity or performance that is not in accordance with the specifications of Bellcore, GR-905-CORE, NEVADA acknowledges that the performance and reliability of the SS7 protocol may be affected and the performance and reliability standards described in GR-905-CORE may be disqualified.

 1.2.7 Signaling links are subject to NEVADA interoperability testing and certification requirements per the Network Operations Forum Reference Document, per Bellcore, GR-905-CORE and per (PUB L-780023-PB/NB). First interconnections to NEVADA's signaling network per CLEC and per signaling point type of equipment will require CLECs completion of NEVADA's CCS/SS7 interconnection questionnaire and pre-ordering meetings to exchange information and schedule inter-operability testing and pre-ordering meetings.

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          1.3     Transit Signalin

                  Transit signaling will provide the ability for an Interconnecting Network ("ICY) to pass signaling information through NEVADA's signaling network to a third party without requiring a trunking connection by the third party with NEVADA. The ICN will not be required to purchase signaling links to the third party. Instead, the ICN will provide NEVADA with information necessary to complete local calls.

2.       DEFINITIONS

2.1      Common Channel Signaling ("CCS")
         A high-speed specialized packet switched communications network that is separate (out-of-band) from the public packet switched and message networks. CCS carries addressed signaling messages for individual trunk circuits and/or database related services between Signaling Points (SS7 nodes) in the CCS network.


2.2      Interoperability Testin
         Testing performed by representatives from NEVADA and CLEC to determine proper interconnection of CCS network facilities for accurate transmission of system signals and messages. This is often referred to as TR-905 Compatibility Testing.

2.3      Octet
         8-bits of binary information.

2.4      Service Control Point ("SCP")
         A node in the CCS network that provides a database functionality.

2.5      Service Switching Point ("SSP")
         A signaling point that can launch queries to databases and receive/interpret responses used to provide specific End User services.

2.6      Signal Transfer Point ("STP")
         A packet switch in the CCS network that is used to route SS7 protocol signaling messages between signaling nodes. A STP provides screening and routing of SS7 messages. STPs transfer signaling messages to other networks. NEVADA's signaling network includes mated pairs of local and regional STPs.

2.7      Signaling Link
         An end-to-end high-capacity digital, data quality, link operating at 56 kilobits per second that transmits signaling information in the form of

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signaling messages from one network SS7 node to another node in a CCS network.
The Link Type identifies the functionality of the signaling link sets. Signaling links provide physical interconnection between signaling points of another party and NEVADA's STPs.

2.8      Signaling Point ("SP")

         A node in the CCS network that originates and/or receives signaling messages, or transfers signaling messages from one signaling link to another, or both.

2.9      Signaling Point Code ("SPC")

         An identifier code that identifies a signaling point in the CCS network. The signaling point code provides an address within the CCS network which enables messages to be routed to signaling points. Signaling Point Codes are 24-bit binary numbers comprised of three segments:

(a)      the Network Identification;


(b)      the Network Cluster; and

(c)      the Member number within the cluster.

Signaling Point Codes are represented digitally as AAA-AAA-AAA, where "AAA" represents a decimal number from 000 to 255.

2.10     Signaling Point of Interface ("SPOI")

         A mutually agreed point at which NEVADA hands off signaling information to CLEC.

2.11     Signaling System 7 ("SS7")

         See SS7 Protocol.

2.12     Signaling System 7 ("SS7") Protocol

         The signaling protocol, Version 7, used by the nodes of the CCS network. The SS7 protocol used by NEVADA is the American National Standards Institute ("ANSI") standard protocol defined by Bellcore Generic Requirement, GR-246-CORE, defined by Bellcore requirements (GR-317-CORE, GR-394-CORE, GR-444-Core, GR-606-CORE, GR-82-CORE, GR-905-CORE and various other documents) and defined by NEVADA's Technical Publication L-780023 PB/LB.

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3.       MANNER OF PROVISIONING

         3.1      SS7 Transport

                  3.1.1 CLEC shall use SS7 transport subject to the screening and routing information of NEVADA's STPs. NEVADA shall provide information to CLEC on the routes and signaling point codes served by NEVADA's STPs.

                  3.1.2 SS7 transport shall route ISUP messages for the purpose of establishing trunk voice paths between switching machines.

               3.1.3 CLEC shall route TCAP to NEVADA's "regional" ST? pair that directly serves the database of TCAP messages.

                  3.1.4 When CLEC requires modification of NEVADA's SS7 Service components not otherwise provided in this Appendix, the modifications may be furnished pursuant to the Network Element Bona Fide Request ("BFR") process as outlined in Appendix UNE.

                  3.1.5 SS7 transport provides a signaling route for messages only to signaling points to which NEVADA has a route. SS7 Transport does not include the provision of a signaling route to every possible signaling point. When NEVADA does establish a route to a signaling point in a mated pair of STPs, the route may not be available to other NEVADA pairs of STPs, until ordered. When NEVADA or CLEC, pursuant to a service order, arranges to establish a route to a signaling point, such route to the other signaling point or other signaling network will be used by all signaling points within and connected to NEVADA's signaling network per the standard requirements of the SS7 protocol.

                  3.1.6 Disputes concerning the association of a signaling point among specific link sets associated with NEVADA's mated STP will be resolved by consultation with the signaling point owner, as defined in the Local Exchange Routing Guide ("LERG"), Section 1, Assignment of Signaling Point Codes.

         3.2      Signaling Links

               3.2.1 CLEC shall provide the signaling points and signaling point codes associated with CLEC. CLEC shall provide information to NEVADA to allow NEVADA to translate NEVADA STPs. The

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information shall define the screening and routing information for the signaling point codes of CLEC. This information may include global title address, translation type and subsystem designations as needed.

 3.2.2 NEVADA mated pairs of STPs shall connect to CLEC premises (including collocation locations) within the same LATA. A set of links can be either:

(a)      "A" Link Sets from CLEC's Signaling Point ("SP")/Service

         Switching Point ("SSP"). A minimum of two links will be required, one from the SP/SSP to each STP; or,

(b)      "B/D" Link Sets from STPs that are connected to

         NEVADA's mated pair of STPs. A minimum of four links will be required (i.e., a "quad") between the two pairs of STPs. When CLEC provides its own channelized facility, an ST? Port and Cross Connect is required for each 56 kbps access link utilized for the Service. STP locations are set forth in the National Exchange Carrier Association, Inc. ("NECA") Tariff FCC No. 4.

3.3 A pre-order meeting will define NEVADA's facility availability and the degree of diversity in both NEVADA's physical network and CLEC's physical network from signaling point to signaling point for the link.

3.4 When CLEC requires an SS7 Link, CLEC and NEVADA shall jointly negotiate the degree of diversity provided among and between multiple dedicated signaling links. The degree of diversity in both NEVADA's network and CLEC's network shall be exchanged. The negotiation shall consider the requirements of the SS7 standard protocol, the degree of diversity available in each network and the possible alternatives. If CLEC requires a degree of diversity greater than is available in NEVADA's network, CLEC shall submit a BFR.

3.5 All applicable signaling point codes for each signaling link must be installed at each of NEVADA's interconnecting STPs.

3.6 Call set-up times may be adversely affected when CLEC, using SS7 signaling, employs intermediate Access Tandems in its network. NEVADA makes no warranties with respect to call set-up times when multiple STP pairs are involved or when the signaling traffic is exchanged between two non-NEVADA signaling points.

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3.7      Provisioning of the SS7 Service is in accordance with NEVADA's CCS/SS7
         Network Interface Specifications (PUB L780023-PB/NB) and Bellcore Common Channel Network Interface Specification (GR-905- CORE),
as amended.

3.8 When CLEC uses the SS7 Links of another party (the Signaling Service Provider), CLEC shall submit a Shared Service Agreement to NEVADA. The Signaling Service Provider shall also submit an order for NEVADA to change the routing or screening information associated with its signaling links.

4.       DESCRIPTION OF RATE ELEMENTS

Where applicable the following rate elements apply to SS7 Service:
4.1 SS7 Transport
    -------------


4. 1.1   SS7 Transport shall be measured per octet of information screened and routed.

         4.1.2 CLEC shall pay the SS7 Transport Per Octet rate element, at such time as NEVADA is able to measure, for the screening and routing of messages by each additional NEVADA STP pair. A usage rate will apply per octet generated by action of CLEC.

4.2      Dedicated Signaling, Links

4.2.1    SS7 Link Cross Connect

         When CLEC cross connects signaling links to a collocation cage, CLEC shall purchase the cross connect as specified in Appendix PRICING.

4.2.2     STP Port

4.2.2.1 CLEC shall pay the STP Port rate element for each termination of the SS7 Link Cross Connect at NEVADA's STP. One STP Port must be installed at NEVADA's interconnecting STP for each SS7 Link.

4.2.2.2 A fixed recurring monthly rate and nonrecurring rate applies per port.

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

                  4.2.3 SS7 Link

                           CLEC shall pay the SS7 Link rate element for each SS7 Link when the STP Access Link is provided. The charge includes a fixed rate per month plus a rate per mile per month in addition to the appropriate nonrecurring rates.

         4.3      Transit Signaling

                  CLEC shall pay the nonrecurring charge for Transit Signaling for translations work performed for each STP.

         4.4      Service Rearrangement

          CLEC shall pay charges for rearrangement of the SS7 Service which are not specifically addressed pursuant to the "BFR!' process.

5.       RATES AND CHARGES

5.1 Appendix PRICING, which is attached hereto and made a part hereof, contains the Rates and Charges for the elements described above.

          5.2 Mileage is calculated based on the airline distance between the locations involved, using the V & H coordinates method, as set forth in the National Exchange Carrier Association, Inc. Tariffs FCC No. 4 and 5.

6.       ORDERING THE SERVICE

CLEC shall abide by the following ordering guidelines:

6.1      SS7 Service

         CLEC shall submit an LSR, identifying the set of links CLEC will use and identifying the service(s) associated with each SPC. CLEC shall identify Signaling Point Code and Global Title Translation information that must be translated into NEVADA's STPs.

6.2      Dedicated Signaling Links

         CLEC shall submit an LSR identifying NEVADA's STPs, CLEC's premises, the circuit interconnection arrangement at CLEC's Dedicated Transport location and CLEC's signaling point. CLEC shall identify Signaling Point Code and the services associated with each SPC.

6.3      Call Set-Up Translations

         CLEC shall submit an LSR identifying NEVADA's STPs and CLEC's signaling point code information that must be added or changed in

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NEVADA's STP translations. CLEC shall identify the SPC(s) and the services associated with each SPC.

6.4 - Transit Signalin

         CLEC shall submit an ISR containing the following in addition to the normally supplied information of the ordering Party's ACNA and Third Party Circuit ID ("TSC"):

(a)      Origination Point Code ("OPC");

(b)      Destination Point Code ("DCP");

(c)      Third Party ACNA

         (d)      Third Party Circuit ID ("TSC")

6.5      Service Rearrangement

         CLEC shall order a SS7 Signaling Service Rearrangement per a BFR. The Parties shall meet to develop guidelines for SS7 service rearrangements on a case-by-case basis.

7.       RESPONSIBILITIES OF NEVADA

7.1      NEVADA shall manage the network and, at its sole discretion, apply protective controls. Protective controls include actions taken to control or minimize the effect of network failures or occurrences, which include, but are not limited to, failure or overload of NEVADA or CLEC facilities, natural disasters, mass calling or national security demands.

7.2 NEVADA shall determine the GTT and Translation Type ("TT") route for messages routed to GTT which are associated with NEVADA signaling points.

7.3 Regional functions and local functions of NEVADA's STPs are decided in the technical publication (PUB L-780023-PB/NB). NEVADA will route ISUP messages within NEVADA's signaling network subject to technical feasibility. Capacity limitations shall define a temporary technical infeasibility until the capacity limit can be resolved.

7.4 In the event that NEVADA provides under this contract special service arrangements associated with diversity or other arrangements that do not strictly adhere to GR-905-CORE and PUB L-780023-PB/NB and are of non-compliance to the technical publications or not certified by

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NEVADA, CLEC acknowledges that the service performance standards need not be met in the provision of the total service.

               7.5 NEVADA shall route messages generated by the action of CLEC throughout NEVADA's signaling network. The content of the messages is for the use of signaling points of origination and destination. NEVADA will not use any information within messages for any purpose not required by or related to the use of NEVADA's signaling network. NEVADA will not divulge any message or any part of messages generated by CLEC to any other party, except as required to manage NEVADA's signaling network or as may be required by law. 7.6 NEVADA shall determine the monthly charges and issue an invoice to the billing address of CLEC for the respective service(s) requested by CLEC and provided by NEVADA. The invoice will identify nonrecurring charges, recurring charges, and other charges and credits, as they apply.

7.7 NEVADA shall work cooperatively and provide knowledgeable personnel to meet with CLEC in order to provision, test, and install the SS7 Service in a timely fashion.

8.       RESPONSIBILITIES OF CLEC

8.1 CLEC shall provision the signaling links at CLEC's premises and from CLEC's premises to NEVADA's ST? location in a diverse, reliable, and technically acceptable manner in accordance with the standard SS7 protocol, as described in Bellcore GR-905-CORE, and NEVADA's network.

8.2 If CLEC requires a greater degree of diversity than NEVADA provides in the existing network, a special facility, or a special routing of services, CLEC agrees to initiate a Wholesale Construction request and pay additional charges as NEVADA may reasonably determine.

          8.3 CLEC shall identify to NEVADA the SPC(s) associated with CLECs set of links.

               8.4 1 When CLEC orders the use of NEVADA's STP, CLEC shall -specify the set of signaling links to be used. If the links are provided to another party, CLEC shall warrant to NEVADA that the other party is aware of the charges associated with the use of the STP and that the other party will pay the monthly charges for the use of NEVADA's STP.

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               8.5  CLEC shall identify to NEVADA the Global Title and
                    Translation Type information for messages that route to CLEC.

8.6 When routing messages addressed to NEVADA's Subsystem Number ("SSN"), CLEC shall use NEVADA's defined SSN designation of NEVADA's mated STP pair to which the message is routed.
8.7 CLEC shall transfer Calling Party Number Parameter information unchanged, including the "privacy indicator" information, when ISUP Initial Address Messages are interchanged with NEVADA's signaling network.
8.8 CLEC shall verify the accuracy of information concerning the services ordered by CLEC.
8.9 CLEC shall designate the level of diversity associated with CLEC's premises. NEVADA shall provide the same degree of diversity as CLEC provides.
8.10 CLEC shall work cooperatively and provide knowledgeable personnel to meet with NEVADA in order to provision, test, and install the SS7 Service in a timely fashion.
8.11 CLEC shall furnish to NEVADA, at the time the SS7 Service is ordered and annually thereafter, an updated three-year forecast of usage of the SS7 Signaling network. The forecast shall include total annual volume and busy hour/busy month volumes. NEVADA shall utilize the forecast in its own efforts to project further facility requirements.

RESPONSIBILITIES OF THE PARTIES (CLEC AND NEVADA)

The Parties will exchange TCAP messages to facilitate fall interoperability of CCS-based features and functions, to the extent each Party offers such features and functions to its own End Users. All CCS signaling parameters will be provided including CPN. All privacy indicators will be honored.

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APPENDIX UNE

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                           APPENDIX UNE
                                  Page i of ii
NEVADA/PAC-WEST TELECOMM, INC.
                                  020898

TABLE OF CONTENTS

 1. INTRODUCTION ........................................................I
    ---------------------------------------------------------------------

 2. GENERAL TERMS AND CONDITIONS ........................................1
    ---------------------------------------------------------------------
 2.9 Access -to Unbundled Network Elements ..............................2
     --------------------------------------------------------------------
 2. 10 Additional Network Elements ......................................7
       ------------------------------------------------------------------

 2.11 Provisioning/Maintenance Of Network Elements ......................7
      -------------------------------------------------------------------
 2.12 Performance of Network Elements ...................................8
      -------------------------------------------------------------------
 2.13 Bona Fide Request .................................................9
      -------------------------------------------------------------------

 3.
 NETWORK INTERFACE DEVICE ..............................................10
 -----------------------------------------------------------------------

 4.
 LOCAL LOOP/LINK .......................................................12
 -----------------------------------------------------------------------
   4.2.1 2-Wire Analog Loop ............................................12
         ---------------------------------------------------------------
   4.2.2 4-Wire Analog Loop ............................................12
         ---------------------------------------------------------------
   4.2.3 2-Wire Digital Loop ...........................................12
         ---------------------------------------------------------------
   4.2.4 4-Wire Digital Loop ...........................................13
         ---------------------------------------------------------------
   4.5 Project Service Coordination ....................................13
       -----------------------------------------------------------------
   4.6 Forecasts .......................................................14

 5. LOCAL SWITCHING ....................................................14
    --------------------------------------------------------------------
 5.10. SwitchPorts .....................................................16
       -----------------------------------------------------------------

    5.10.1 Analog Line Port ............................................16
           -------------------------------------------------------------
    5.10.2 ISDN Basic Rate Interface ( "BRI") Port .....................16
                --------------------------------------------------------

 5.11   Basic  Switching    Functions
 .....................................................................
 17

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 5.11.1   Interoffice - Originating ........................................17
                      ------------------------------------------------------
 5.11.2   Interoffice - Terminatin .........................................17
                      ------------------------------------------------------

    5.11.3   Intraoffice ...................................................17
             ---------------------------------------------------------------

 5.12 Forecasts ............................................................17

 6. TANDEM SWITCHING .......................................................17
    ------------------------------------------------------------------------
 6.2 Forecasts .............................................................18

 7. OPERATOR SERVICES AND DIRECTORY ASSISTANCE .............................18
    ------------------------------------------------------------------------
 8. INTEROFFICE TRANSPORT ..................................................18
    ------------------------------------------------------------------------
 8.1 Common Transport ......................................................19
     -----------------------------------------------------------------------
 8.2 Shared Transport ......................................................19
     -----------------------------------------------------------------------
 8.3 Dedicated Transpo .....................................................19
     -----------------------------------------------------------------------
 8.4 Forecasts .............................................................20

 9. SIGNALING NETWORKS AND CALL-RELATED DATABASES ..........................20
    ------------------------------------------------------------------------

 10. OPERATIONS SUPPORT SYSTEMS FUNCTIONS ..................................20
     -----------------------------------------------------------------------

 11. CROSS-CONNECTS ........................................................20
     -----------------------------------------------------------------------

 12. PRICING ...............................................................21
 12.3 Recurring Charges ....................................................21
      ----------------------------------------------------------------------
 12.4 Nonrecurring Charges .................................................22
      ----------------------------------------------------------------------
 12.5 Maintenance of Elements ..............................................22
      ----------------------------------------------------------------------
 12.6 Other Pricing Terms and Conditions for Unbundled Local
      ------------------------------------------------------
       Switching ("ULS") ...................................................24
----------------------------------------------------------------------------

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APPENDIX: UNBUNDLED NETWORK ELEMENTS

1.       INTRODUCTION

         This Appendix UNE (Unbundled Network Elements) to the Agreement sets forth the terms and conditions pursuant to which NEVADA agrees to furnish CLEC with access to UNEs. CLECs seeking to provide service to End Users through use of NEVADA's UNEs are responsible for combining those UNEs, whether together, or with CLEC's own facilities, into finished services. The specific terms and conditions that apply to NEVADA's provision to CLEC of access to UNEs are described below. The prices for Network Elements are set forth in Appendix PRICING.

2.       GENERAL TERMS AND CONDITIONS

               2.1 NEVADA and CLEC may agree to connect CLEC's facilities with NEVADA's network at any technically feasible point for access to Unbundled Network Elements for the provision by CLEC of a Telecommunications Service. ((Act, Section 251
                    (c)(2)(B); 47 CFR Section 51.305(a)(2)(vi))

               2.2 NEVADA will provide CLEC nondiscriminatory access to Unbundled Network Elements: (Act, Section 25 1 (c)(3), Act,
                    Section 27 1 (c)(2)(B)(ii); 47 CFR Section 51.3 07(a))

               (a) at any technically feasible point (Act, Section 25 1 (c)(3); 47 CFR Section 51.307(a));

               (b) at the rates, terms, and conditions herein and in Appendix PRICING which are just, reasonable, and nondiscriminatory (Act, section 251(c)(3); 47 CFR Section 51.307(a));

               (c) in a manner that allows CLEC to provide any telecommunications service that may be offered by means of that element (Act, Section 251(c)(3); 47 CFR Section 51.307(c));

               (d) in a manner that allows access to the facility or functionality of a network element to be provided separately from access to other elements, and for a separate charge (47 CFR Section 51.307(d));

(e)      with technical information regarding NEVADA's facilities to enable

         CLEC to achieve access to elements (47 CFR Section 51.307(e));

               (f) without limitations, restrictions, or requirements on requests that would impair CLEC's ability to provide a telecommunications service in a manner it intends (47 CFR
                    Section 51.309(a));

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(g)      in a manner that allows CLEC to purchase access to an Unbundled

         Network Element to use such network element to provide exchange access service to itself, in order to provide interexchange services to subscribers (47 CFR section 51.309(b)); and

               (h) where applicable, on terms and conditions of access to elements shall be no less favorable than terms and conditions under which NEVADA provides such elements to itself (47 CFR Section 51.313(b)).

2.3 CLEC is entitled to exclusive use of an unbundled network facility for a period of time, and to use of an unbundled feature, function, or capability for a period of time (47 CFR Section 51.309(c)).

2.4 NEVADA shall retain the duty to maintain, repair, or replace Unbundled Network Elements (47 CFR Section 51.309(c)) as provided for in Section 12.5, below.
2.5 Where technically feasible, quality of the element and access to the element shall be at least equal to what NEVADA provides itself or any subsidiary, affiliate, or other party (47 CFR Section 51.3 11 (a),(b)).

2.6 NEVADA shall offer terms and conditions of access to elements equally to all
         CLECs through Section 30.16 of General Terms and Conditions to this Agreement. (47 CFR Section 51.313(a))

2.7 Each Party is solely responsible for the services it provides to its End
         Users and to
         other Telecommunications Carriers.

2.8 Network elements provided to CLEC under the provisions of this Appendix will remain the property of NEVADA.

2.9      Access to Unbundled Network Elements
         This Section 2.9 describes the methods under which NEVADA agrees to provide CLECs with access to NEVADA's UNEs and the conditions under which NEVADA makes these methods available. The methods listed below provide CLEC with access to UNEs without compromising the security, integrity, and reliability of the Public Switch Network, as well as to minimize the potential service disruptions.

2.9.1 Subject to availability of space and equipment, CLEC may use the methods listed below to access and combine identified Unbundled Network Elements within NEVADA central offices or tandem offices. The

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methods listed below provide access on an unbundled basis to loop, switch ports, and dedicated transport.

2.9. 1.1 (Method 1)

           If a CLEC is physically collocated, NEVADA will extend UNEs that require cross connection to CLEC's physical collocation Point of Termination (POT) frame.

2.9.1.2 (Method 2)

           If CLEC is physically collocated, NEVADA will extend UNEs that require cross connection to the UNE Frame located in a collocation common area.

2.9.1.3 (Method 3)

           NEVADA will extend UNEs that require cross connection to the UNE Frame located in a common room space, other than collocation common area, within the central office building.

2.9.1.4 (Method 4)

           NEVADA will extend UNEs to an external Point of Presence, such as a cabinet located outside the central office building provided by NEVADA on NEVADA property. CLEC will be afforded access to this arrangement through the UNE order process.

2.9.1.5 (Method 5)

           NEVADA shall allow extension of UNEs to a building not controlled by NEVADA via cabling provided by CLEC. The CLEC shall provide the excess cable necessary to reach a NEVADA frame in the NEVADA central office where CLEC requests connection.

          2.9.2 The following terms and conditions apply when NEVADA provides access pursuant Sections 2.9. 1. 1 through 2.9.1.5:

2.9.2.1 The terms and conditions for CLECs choosing to access NEVADA's

            UNEs through physical collocation arrangements are set forth in Appendix PHYSICAL COLLOCATION.

               2.9.2.2 Within ten (10) business days of receipt of a written request for access to

            UNEs involving three (3) or fewer central offices, NEVADA will provide a written reply notifying the requesting CLEC of the method(s) of access available in the requested central offices. For requests

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impacting four (4) or more central offices the Parties will agree to an implementation schedule for access to UNEs.

               2-9-2.3 Access to UNEs via Method 1 and Method 2 are only
                    available to physically collocated CLECs.

 2.9-2.4 Method 3, Method 4, and Method 5 are available to both collocated and non-collocated CLECs. Methods 2, 3, and 4 are subject to the availability of space and equipment.

 2.9.2.5 For requests concerning three (3) or fewer central offices, if the agreedupon method of access is not available, NEVADA will within ninety (90) business days (or the interval established under a request for physical collocation, if applicable) prepare the wire center for access to UNEs. For requests impacting four (4) or more central offices, the Parties will agree to an implementation schedule.

 2.9.2.6 The CLEC may cancel the request at any time, but will pay NEVADA's reasonable and demonstrable costs for modifying or making additions to its network up to the date of cancellation.

 2.9.2.7 A CLEC electing to exercise Method 5 shall perform all construction, cabling, and connection work required to reach the NEVADA manhole nearest the subject NEVADA Central Office, including the excess cable as outlined in 2.9.1.5. CLEC shall obtain all necessary rights of way, easements, and other third party permissions.

 2.9.2.8 CLEC shall be responsible for initial testing and sectionalization of facilities containing CLEC installed cross connects.

 2.9.2.9    CLEC shall refer trouble sectionalized in the NEVADA UNE to NEVADA.

 2.9.2. 10 Prior to NEVADA providing access to UNEs under this Appendix, CLEC and NEVADA shall provide each other with a point of contact for overall coordination.

 2.9.2.11 CLEC shall provide all tools and materials required to place and remove the cross connects necessary to combine and disconnect UNEs.

 2.9.2-12 All tools, procedures, and equipment used by CLEC to connect to NEVADA's network shall comply with technical standards set out in NEVADA"s Technical Publication- Access to UNEs for CLECs, to reduce the risk of damage to the network and customer disruption.

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 2.9.2.13   CLEC shall be responsible for CLEC's p ersonnel observing NEVADA's site rules and regulations, including but not limited to safety regulations and security requirements, and for working in harmony with others while present at the site. If NEVADA for any reasonable and lawful reason requests CLEC to discontinue furnishing any person provided by CLEC for performing work on NEVADA's premises, CLEC shall immediately comply with such request. Such person shall leave NEVADA's premises promptly, and CLEC shall not furnish such person again to perform work on NEVADA's premises without NEVADA's consent.

               2.9.2.14 CLEC shall provide positive written acknowledgment that the requirements stated in Section 2.9.2.13 have been satisfied for each employee requiring access to NEVADA premises and/or facilities. NEVADA identification cards will be issued for any CLEC employees who are designated by CLEC as meeting the necessary requirements for access. Entry to NEVADA premises will be granted only to CLEC employees with such identification.

 2.9.2.15 CLEC shall designate each network element being ordered from NEVADA. CLEC shall provide an interface to receive assignment information from NEVADA regarding location of the extended UNEs. This interface may be manual or mechanized.

 2.9.2.16 NEVADA will provide CLEC with contact numbers as necessary to resolve assignment conflicts encountered. All contact with NEVADA shall be referred to such contact numbers.

2.9.2.17 The CLEC shall provide its own administrative telecommunication service at each facility and all materials needed by CLEC at the work site. The use of Cellular Telephones is not permitted in NEVADA equipment areas.

 2.9.2.18 Certain construction and preparation activities may be required to modify a building or prepare the premises for access to Unbundled Network Elements.

 2.9.2.18.1 Where applicable, a one time preparation charge for modifying a building or preparing the premises will be made on an individual case basis (ICB). Within 30 days of a request by a CLEC, NEVADA will provide an initial estimate of time for preparing the ICB.

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 2.9.2.18.2   NEVADA will contract for and perform the construction and
              preparation activities using same or consistent practices that are used by NEVADA for other construction and preparation work performed in the building.

 2.9.2.18.3 The first entity to which NEVADA provides access to Unbundled Network Elements the building shall be responsible for all costs incurred by NEVADA associated with the preparation of the building to provide access to Unbundled Network Elements in the initial space where access to Unbundled Network Elements is to be located ("Initial Common Charge"). Thereafter the Initial Common Charge will be prorated and the prorated share refunded to the previous CLEC(s) as additional entities use access to Unbundled Network Elements in the building within twelve (12) months of the first billing date of the initial monthly charge for the first CLEC in the building, using the following schedule:

     CLEC               Initial Common Charge              Refund

       1st                           100%                     NA
       2 nd                           50%                     50%
       3rd                          33 1/3%                 16 2/3%
       4 th                           25%                    81.3%
50 and beyond                         0%                      0%

No interest will be paid on refunds. Refunds shall be based on the Initial Common Charge actually paid by the first CLEC. Notwithstanding the above, NEVADA shall have no obligation to remit any amount that would result in NEVADA being unable to retain the full amount of the Initial Common Charge or to remit any amount based upon charges not actually collected.

2.9.2.18.4 In the event that any charge is not paid when due, the unpaid amounts shall bear interest in accordance with the terms and conditions set forth in NEVADA" intrastate tariff late payment provision(s) applicable to access services in Nevada, or the highest rate permitted by law, whichever is lower, from the due date until paid.

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2.10     Additional Network Elements

 2-10.1 Various subsections below list the Unbundled Network Elements that CLEC and NEVADA have identified as of the Effective Date of this Agreement. Upon request, NEVADA will provide access to additional Unbundled Network Elements or modifications to previously identified Unbundled Network Elements for the provision by CLEC of a Telecommunications Service. Such requests shall be processed in accordance with the Bona Fide Request process as described in Section 2.13 below.

               2.10.2 NEVADA will provide access to network elements on an unbundled basis where technically feasible. Where facilities and equipment are not available, NEVADA shall not be required to provide UNEs. Provided however, CLEC may request and NEVADA may agree, at its sale discretion, to provide Unbundled Network Elements, even where facilities do not exist, through the Bona Fide Request process.

2.11     Provisioning/Maintenance Of Network Elements

 2.11.1 Access to Unbundled Network Elements are provided under this agreement over such routes, technologies, and facilities as NEVADA may elect at its own discretion. If CLEC requests special facilities, equipment or routing of Unbundled Network Elements, such requests will be handled under the Bona Fide Request process.

 2.11.2 Subject to the terms herein, NEVADA is responsible only for the installation, operation and maintenance of the Network Elements it provides. NEVADA is not otherwise responsible for the Telecommunications Services provided by CLEC through the use of those elements.

 2.11.3 Where unbundled elements provided to CLEC are dedicated to a single End User, if such elements are for any reason disconnected they will be made available to NEVADA for future provisioning needs, unless such element is disconnected in error. CLEC agrees to relinquish control of any such unbundled element concurrent with the disconnection of CLEC's End User service.

2.11.4 CLEC shall make available at mutually agreeable times the elements provided pursuant to this Appendix in order to permit NEVADA to make tests and adjustments appropriate for maintaining the elements in

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          satisfactory operating condition. No credit will be allowed for any interruptions involved during such testing and adjustments.

2.1 1.5 CLEC's use of any NEVADA network element, or of its own equipment or facilities in conjunction with any NEVADA network element, will not materially interfere with or impair service over any facilities of NEVADA, its affiliated companies or its connecting and concurring carriers involved in its services, cause damage to their plant, impair the privacy of any communications carried over their facilities or create hazards to the employees of any of them or the public. Upon reasonable written notice and opportunity to cure, NEVADA may discontinue or refuse service if CLEC violates this provision, provided that such termination of service will be limited to CLEC's use of the element(s) causing the violation.

2.11.6 When a NEVADA provided tariffed or resold service is replaced by CLEC's facility based service using any NEVADA provided Unbundled Network Elements (including service provided exclusively via NEVADA provided UNE(s)), CLEC shall issue appropriate service requests in accordance with OBF guidelines, to both disconnect the existing service and new connect service to CLEC's End User. These disconnect/new connect requests will be processed by NEVADA, and CLEC will be charged the applicable UNE service order charge(s). Similarly, when an End User is served by one CLEC using NEVADA provided UNEs, the requesting CLEC shall issue appropriate service requests in accordance with OBF guidelines to both disconnect the existing service and new connect service to the requesting CLEC's End User. These disconnect/new connect requests will be processed by NEVADA and CLEC will be charged the applicable service order charge(s).

2.11.7 Unbundled Network Elements may not be connected to or combined with NEVADA access services or other NEVADA tariffed service offerings with the exception of tariffed collocation services.

2.12     Performance of Network Elements

         Nothing in this Agreement will limit either Party's ability to modify its network through the incorporation of new equipment, new software or otherwise. Each Party will provide the other Party written notice of any such upgrades in its network which will materially impact the other Party's service consistent with the timelines established by the FCC in the Second Report and Order, CC Docket 96-98. CLEC will be solely responsible, at its own expense, for the overall design of its telecommunications services and for any redesigning or rearrangement of its telecommunications; services which may be required because of changes in

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facilities, operations or procedure of NEVADA, minimum network protection criteria, or operating or maintenance characteristics of the facilities.

2.13 Bona Fide Request

         Various sections below identify specific Unbundled Network Elements and provide the terms and conditions on which NEVADA will offer them to CLEC. Any request by CLEC for an additional Unbundled Network Element, or modifications to previously identified Network Elements, may be considered under this Bona Fide Request ("BFR") process, also known as the Interconnection and Network Element Request ("MR") process. Where facilities and equipment are not available, CLEC may request and NEVADA may, at its sole discretion, agree to provide Network Elements through the BFR process.

2.13.1 Each Party will promptly consider and analyze access to new Unbundled Network Element(s) with the submission of a Network Element Bona Fide Request hereunder. The Network Element Bona Fide Request process set forth herein does not apply to those services requested pursuant to Report & Order and Notice of Proposed Rulemaking 91-141 (reel. Oct. 19, 1992) paragraph 259 and n. 603 and subsequent rulings.

 2.13.2 A Network Element Bona Fide Request will be submitted in writing and will include an adequate technical description of each requested Network Element to determine technical feasibility and development requirements, the date when interconnection is requested and the projected quantity of interconnection points ordered with a demand forecast.

 2.13.3 The requesting Party may cancel a Network Element Bona Fide Request at any time, but will pay the other Party's reasonable and demonstrable costs of processing and/or implementing the Network Element Bona Fide Request up to the date of cancellation.

 2.13.4 Within ten (10) business days of its receipt, the receiving Party will acknowledge receipt of the Network Element Bona Fide Request.

 2.13.5 Except under extraordinary circumstances, within forty-five (45) days of its receipt of a Network Element Bona Fide Request, the receiving Party will provide to the requesting Party a preliminary analysis of such Network Element Bona Fide Request. The preliminary analysis will confirm that the receiving Party will offer access to the Network Element or will provide a detailed explanation that access to the Network Element is not technically feasible and/or that the request does

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not qualify as a Network Element that is required to be provided under the Act.

2.13.6 If the receiving Party determines that the Network Element Bona Fide Request is technically feasible and otherwise qualifies under the Act, it will promptly proceed with developing the Network Element Bona Fide Request upon receipt of written authorization from the requesting Party. When it receives such authorization, the receiving Party shall promptly develop the requested services, determine their availability, calculate the applicable prices and establish installation intervals.

 2.13.7 Unless the Parties otherwise agree, the Network Element Bona Fide Request must be priced in accordance with Section 252(d)(1) of the Act.

 2.13.8 As soon as feasible, but not more than ninety (90) days after its receipt of authorization to proceed with developing the Network Element Bona Fide Request, the receiving Party shall provide to the requesting Party a Network Element Bona Fide Request quote which will include, at a minimum, a description of each Network Element, the availability, the applicable rates and the installation intervals.

2.13.9 Within thirty (30) days of its receipt of the Network Element Bona Fide Request quote, the requesting Party must either confirm its order for the Network Element Bona Fide Request pursuant to the Network Element Bona Fide Request quote, or cancel the Network Element Bona Fide Request and pay the costs of the receiving Party pursuant to Section 2.13.3 above, or seek arbitration by the Commission pursuant to Section 252 of the Act.

                  2.13.10 If a Party to a Network Element Bona Fide Request believes that the other Party is not requesting, negotiating or processing the Network Element Bona Fide Request in good faith, or disputes a determination, or price or cost quote, such Party may seek mediation or arbitration by the Commission pursuant to Section 252 of the Act.

3.       NETWORK INTERFACE DEVICE

CLEC may connect its local loops to customer's inside wiring through NEVADA's NID and an adjoining NID deployed by requesting carrier (47 CFR Section 51.319(b)(2)).

 3.1 The Network Interface Device ("NID") is a cross-connect used to connect loop facilities to inside wiring. The fundamental function of the NID is to establish the official network demarcation point between a carrier and its end-user customer. The NID contains the appropriate and accessible connection points or posts to

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          which the service provider and the end-user customer each make its connections. (Note: If CLEC purchases a NEVADA Loop, a separate NID will not be required.)

3. 1.1 Under this Agreement, NEVADA shall offer two general types of NIDs:

3.1.1.1 Simple NID

           A Simple NID is a standard network interface ("SNI") the use of which permits the End User's inside wiring to be isolated from NEVADA's network.

3.1.1.2 Complex NID

           A Complex NID is a building terminal where an End User's inside wiring terminates on NEVADA's network.

3.2 CLEC will provide its own NID and will interface to the customer's premises wiring through connections in the customer chamber of the NEVADA NID.

3.3 Unless requested by CLEC, no coordination is provided. If CLEC requests coordination, Additional Labor Billing charges will be applied if NEVADA incurs these costs as a result of CLEC request, as specified in NEVADA's tariff P.S.C.N. C, Section 13. In addition, unless otherwise agreed by CLEC and NEVADA, neither Party shall access the network side of the other Party's ND:) unless the owning Party's service technician is present, or unless the owning Party has already made the necessary modifications to isolate its network.

3.3.1 Upon request, NEVADA will dispatch a technician to tag the End User's inside wire facilities on the End User's side of the NID. In such cases, a Premise Visit charge shall apply as specified in Appendix PRICING, as a Dispatch without Installation of NID.

3.4 The NEVADA NIDs that CLEC uses under this Appendix will be existing NIDs installed by NEVADA to serve its customers.

3.5 CLEC shall not attach to or disconnect NEVADA's ground. CLEC shall not cut or disconnect NEVADA's loop from its protector. CLEC shall not cut any other leads in the NID. CLEC shall protect all disconnected leads with plastic sleeves and will store them within the NID enclosure. CLEC shall tighten all screws or lugs loosened by CLEC in the NID's enclosure and replace all protective covers.

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4.       LOCAL LOOP/LINK

4.1 A "loop" (a.k.a. Link) is a dedicated transmission facility between a distribution frame (or its equivalent) in a NEVADA central office and an End User customer premises. (47 CFR Section 51.319(a)) (Note: If CLEC purchases a NEVADA Loop, a separate NID will not be required).

4.2 NEVADA will provide at the rates, terms, and conditions set out in Appendix PRICING the following types of Loops:

4.2.1    2-Wire Analog Loop
         A 2-Wire Analog Loop supports analog voice frequency, voice band services with loop start signaling with the frequency spectrum of approximately 300 Hz and 3000 Hz.

4.2.1.1 NEVADA will offer 5dB conditioning on a 2-Wire Analog Loop as the standard conditioning option available for ground start signaling and Reverse Battery.

4.2.2    4-Wire Analog Loop
         A 4-Wire Analog Loop provides a non-signaling voice band frequency spectrum of approximately 300 Hz to 3000 Hz. The 4-Wire Analog Loop provides separate transmit and receive paths.

4.2.3    2-Wire Digital Loop
         A 2-Wire Digital Loop supports Basic Rate ISDN ("BRI") digital services. The 2-Wire Digital Loop supports usable bandwidth up to 160 Kbps.

4.2.3.1 A Facility(ies) Request Form must be processed by NEVADA for each new 2-Wire Digital Loop ordered to assure the facilities meet the parameters specified for such loop type. The Facility Request Form rate will be billed to CLEC as displayed in Appendix PRICING for each loop analyzed.
4.2.3.2 If the results of the Facility(ies) Request analysis indicates that special conditioning (i.e., add mid-span repeater) is required to meet the parameters for this type of Loop, CLEC will be notified before commencement of the work. If CLEC authorizes the installation of the loop conditioning, CLEC will be billed the ISDN loop conditioning charge(s) as displayed in Appendix

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PRICING i addition to normal monthly and nonrecurring charges for the loop.

         4.2.4 4-Wire Digital Loop

          A 4-Wire Digital Loop supports DS-1 digital services including Primary Rate ISDN ("PRI"). The 4-Wire Digital Loop supports usable bandwidth up to 1.544 Mbps.

4.3 CLEC may request additional loop types and conditioning pursuant to the Bona Fide Request process.

4.4 If CLEC requests one or more unbundled Loops serviced by Integrated Digital Loop Carrier ("IDLC") NEVADA will, where available, move the requested unbundled Loop(s) to a spare, existing physical or a universal digital loop carrier unbundled Loop at no additional charge to CLEC. If, however, no spare unbundled Loop is available, NEVADA will within two (2) business days, excluding weekends and holidays, of CLEC's request, notify CLEC of the lack of available facilities. CLEC may request alternative arrangements through the Bona Fide Request process.

4.5      Project Service Coordination

         The following coordination procedures apply only to Loops ordered as a project (seven (7) or more lines to a single End User's Minimum Point of Entry ("MPOE") at locations where cutover coordination is related:

4.5.1 On each Loop order in a Wire Center, CLEC will contact NEVADA and the Parties will agree on a cutover time at least two (2) business days before that cutover time. The cutover time will be defined as a half (1/2) hour window (normally provisioned from 8 am. to 5 p.m. Monday through Friday), within which both CLEC and NEVADA personnel will make telephone contact to begin the cutover activity. Coordination for Loops meeting the definition of a project will be provided by the Parties at no charge unless NEVADA incurs additional costs to accommodate CLEC's request. Cutover activity which is requested to take place outside of normal business hours (8 a.m. to 5 p.m. Monday through Friday) will be billed as described in NEVADA's Tariff P.S.C.N. C, Section 13.

4.5.2 Within the appointed half (1/2) hour cutover time, CLEC will call NEVADA's Local Operations Center ("LOC"), and when the LOC is reached in that interval, such work will begin. If CLEC fails to call or is not ready within the appointed interval, and if CLEC had not called to reschedule the work at least two (2) hours prior to the start of the interval,

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                  CLEC and NEVADA will reschedule the work. order on a mutually negotiated basis and CLEC will pay the Service Date Change charge as set forth in NEVADA's Tariff P.S.C.N. C, Section 5 to reschedule the appointment.

         4.5.3 If NEVADA's LOC is not available or ready when CLEC calls during the half (1/2) hour interval, NEVADA will not bill the Service Date Change charge for the Loop or Loops scheduled for that interval and will reschedule the installation on a mutually negotiated basis.

4.6      Forecasts

         For the first six (6) months after CLEC's first order for a Loop, CLEC shall provide to NEVADA forecasts of the number of loops at the LATA level. Thereafter, CLEC shall make a good-faith effort to provide such forecasts to NEVADA at a Wire Center level. This includes associated additional line ("ADL") requirements when NEVADA's primary residential POTS service is not to be disconnected in the establishment of loop service. CLEC shall provide such forecasts to NEVADA on a semi-annual basis.

5.       LOCAL SWITCHING

5.1 The local switching element encompasses line-side and trunk-side facilities plus the features, functions and capabilities of the switch. The line side facilities include the connection between a loop termination at, for example, a main distribution frame ("MDF"), and a switch line card. Trunk-side facilities include the connection between, for example, hunk termination at a trunk-side cross connect panel and a trunk card. The local switching element includes all features, functions, and capabilities of the local switch, including but not limited to the basic switching function of connecting lines to lines, lines to trunks, trunks to lines and trunks to trunks. It also includes the same basic capabilities that are available to NEVADA customers, such as a telephone number and dial tone. In addition, the local switching element includes access to features that NEVADA uses or is authorized to use in that switch, including Custom Calling, CLASS features, and Centrex-like capabilities.

 5.2 Until such time that a CLEC purchases unbundled Local Switching and elects to provide customized routing for local calls to its customers, NEVADA will route local calls as defined by the exchange dialing plan. Where CLEC elects to provide customized routing for local calls, NEVADA will provide the functionality and features required to route all multiple switch local calls from CLEC End Users to CLEC designated, dedicated trunks. Intraswitch local calls will continue to be routed via NEVADA intraoffice facilities. CLEC custom routed local calls will be routed based on the class of call. All CLEC Local Interconnection Trunk Group(s) are dedicated and will not overflow to the

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NEVADA network for call completion. A single customized routing configuration will be provided for all of CLEC's customers in an individual switch. Implementation of CLEC customized local interconnection routing arrangements will be on a project-specific basis as mutually agreed by the Parties.

 5.2.1 An End Office Dedicated DS-1 Trunk Port provides CLEC with dedicated hunk access on NEVADA's trunk side of an End Office Switch at a DS-1 level.

 5.2.2 A Tandem Dedicated DS-1 Trunk Port provides CLEC with dedicated trunk access on NEVADA's trunk side of a Tandem Switch at a DS-1 level.

5.3 When CLEC uses unbundled Local Switching, NEVADA will route interLATA, interstate and international calls via CLEC End User's presubscription or casually dialed interLATA carrier. Until such time that intraLATA presubscription is deployed in conjunction with interLATA relief, NEVADA will route intraLATA toll calls as defined by the exchange dialing plan when CLEC uses Local Switching elements. When intraLATA presubscription is deployed, NEVADA will route intraLATA toll calls to CLEC End User's presubscribed or casually dialed intraLATA carrier.

 5.4 When CLEC purchases unbundled Local Switching, NEVADA's Local Switching element will route:

(a) local calls on NEVADA's shared network to the appropriate trunk or lines for call origination or termination; and

(b) toll calls on NEVADA's common network to the appropriate trunk or lines for call origination or termination.

5.5 Where CLEC purchases unbundled Local Switching ("ULS") and elects to provide Directory Assistance and/or Operator Services to its customers through its own or third party Directory Assistance and/or Operator Services platforms, NEVADA will provide the functionality and features required to route calls from CLEC customers for local Directory Assistance (i.e., DA calls dialed within the customer's NPA) and/or Operator Services to CLEC designated, dedicated trunks for the provision of CLEC Directory Assistance and/or Operator Services as agreed to by the Parties.

 5.5.1 Trunk signaling will be appropriate to the technology used to provide access to CLEC Directory Assistance and/or Operator Services Platform. All CLEC Directory Assistance and Operator Services trunk group(s) will be dedicated final and will not overflow to NEVADA's network for call

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completion. A single customized routing configuration will be provided for all of CLEC's customers in an individual switch. Implementation of CLEC customized Directory Assistance and/or Operator Services routing arrangements will be on a project-specific basis as mutually agreed by the Parties.

         5.5.2 Charges are dependent upon switch type and include Switching Establishment in addition to the Customized Routing charges to be determined on a project specific basis outlined in Section
                  5.2 above.

5.6 NEVADA will provide the Local Switching element only with standard central office treatments (e.g., busy tones, vacant codes, fast busy, etc.), supervision and announcements.

5.7 NEVADA will control congestion points such as those caused by radio station call-ins, and network routing abnormalities, using capabilities such as Automatic Call Gapping, Automatic Code Gapping, Automatic Congestion Control, and Network Routing Overflow. CLEC agrees to respond to NEVADA's notifications regarding network congestion.

5.8 NEVADA will provide switch interfaces to adjuncts in the same manner it provides them to itself CLEC requests for use of NEVADA's adjuncts will be handled through the Bona Fide Request process.

5.9 In ordering BILLS, CLEC will designate the features and functions that are to be activated on a particular unbundled switch port. NEVADA will provide features to the extent such features and functions are available or as may be requested by the Bona Fide Request process.

5.10.    Switch Ports

          5.10.1 Analog Line Port

                   An Analog Line Port is a line side switch connection available in either a loop or ground start signaling configuration used primarily for Switched voice communications.

5. 10.2 ISDN- Basic Rate Interface ("BRI") Port

         An ISDN BRI Port is a line side switch connection which provides ISDN Basic Rate Interface ("BR") based capabilities.

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5.11     Basic Switching Functions

         5.11.1 Interoffice - Originating

                  When any call originates from an ULS Port and is routed to NEVADA's public network via a connection to unbundled transport, CLEC will pay the Interoffice -Originating rates. Interoffice - Originating rate elements include a charge for Setup per Attempt and a charge per Minute of Use ("MOU"). Charges for unbundled transport as outlined in Section 8 below will also apply.

5.11.2   Interoffice - Terminating

         When a call that has been routed through NEVADA's public network terminates to an ULS Port, CLEC will pay Interoffice - Terminating.

         Interoffice - Terminating rate elements include a charge for Setup per Call and a charge per MOU.

5.11.3   Intraoffice

         CLEC will pay Intraoffice Setup per Call and per MOU for a call originating from a CLEC ULS line or trunk port that terminates to a NEVADA end user service line or any other unbundled line or trunk port which is connected to the same end office switch.

         5.12 Forecasts

                  At the time that CLEC first orders unbundled Switch Ports, CLEC shall provide to NEVADA forecasts of the number of such unbundled Switch Port arrangements (quantities of lines and trunks) at an End Office level. Thereafter, CLEC shall provide such forecasts to NEVADA on a semi-annual basis.

6.       TANDEM SWITCHING

6.1      Tandem Switching is defined as:

(a)      trunk-connect facilities, including but not limited to the connection between trunk termination at a cross-connect panel and a switch trunk card;

(b)      the basic switching function of connecting trunks to trunks; and

(c) all technically feasible functions, that NEVADA uses or is authorized to use, that are centralized in tandem switches (as distinguished from

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                           separate end-office switches), including but not
                           limited to call routing, call recording, and signaling conversion features.

                           6.1.1 Tandem Switching will provide trunk-to-trunk connections for local calls between two end offices.

                           6.1.2 To the extent all signaling is SS7, Tandem Switching will preserve CLASS/LASS features and Caller ID as traffic is processed. Additional signaling information and requirements are provided in Section 9 of this Appendix..

                  Tandem Switching rate elements include a charge for Setup Per Call and a charge Per MOU.

         6.2      Forecasts

                  At the time that CLEC first orders Tandem Switching, CLEC shall provide to NEVADA forecasts of the number of such Tandem Switching arrangement's (quantities of trunks) at a central office level. Thereafter, CLEC shall provide such forecasts to NEVADA on a semi-annual basis.

7.       OPERATOR SERVICES AND DIRECTORY ASSISTANCE

         NEVADA will provide access to operator service and directory assistance facilities where technically feasible. (47 CFR Section 51.319(g)). In addition, Operator Services and Directory Assistance ("OS/DA~) are available as described in Appendix DA, and Appendix OS.

8.       INTEROFFICE TRANSPORT

         The Interoffice Transport network element is defined as NEVADA's interoffice transmission facilities dedicated to a particular customer or carrier, or shared by more than one customer or carrier, that provides telecommunications between wire centers owned by NEVADA or CLEC or third parties acting on behalf of CLEC, or between switches owned by NEVADA or CLEC or third parties acting on behalf of CLEC. Interoffice Transport includes Common Transport, Shared Transport, and unbundled Dedicated Transport, which is comprised of interoffice transport, Entrance Facilities, DCS, and Multiplexing.

         NEVADA will be responsible for the engineering, provisioning, and maintenance of the underlying equipment and facilities that are used to provide Interoffice Transport.

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

8.1      Common Transport

         Common Transport is an interoffice transmission path between a NEVADA tandem and a NEVADA end office. Common Transport will allow CLEC access to a transmission facility to transport the toll call dialed by the unbundled Local Switching element to its destination through the use of NEVADA's common transport network. Common Transport is charged on a Minute-of-Use basis (both fixed and per mile), as outlined in Appendix PRICING.

8.2      Shared T
                -

                    Transport

         Shared Transport is an interoffice transmission path between NEVADA End Offices. Shared Transport will allow CLEC access to a transmission facility to transport the local call dialed by the unbundled Local Switching element to its destination through the use of NEVADA's shared transport network. Shared Transport is charged on a Minute-of-Use basis (both fixed and per mile), as outlined in Appendix PRICING.

8.3      Dedicated Transport

8.3.1 Dedicated Transport is an interoffice transmission path dedicated to a particular customer or carrier that provides telecommunications between wire centers owned by NEVADA or CLEC, or between switches owned by NEVADA or CLEC. Dedicated Transport includes the following rate elements:

(a)      Interoffice Transport Fixed - Billed per termination at each

         NEVADA end office.

(b)      Interoffice Transport Variable - Billed per mile for the transmission path which extends between each NEVADA end office.

(c)      Entrance Facility - Applies from NEVADA's wire center (serving wire center) to the CLEC's location.

(d)      Multiplexing - Applies when CLEC orders multiplexing.

(e) Digital Cross Connect System ("DCS") - NEVADA will offer access to Digital Cross-Connect System(s) ("DCS") in conjunction with the unbundled dedicated transport element with the same functionality that is offered to interexchange carriers.

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

8.3. 1.1 NEVADA will offer Dedicated Transport as a circuit (e.g., DS-1, DS-3) dedicated to CLEC.

 8.3.1.2    NEVADA will provide Dedicated Transport at the following speeds:
            DS-1 (1,544 Mbps), and DS-3 (45 Mbps). Availability of unbundled transport services at transmission rates other than those provided in Appendix PRICING are subject to CLEC's request according to
            Section 2.13 of this Appendix.

8.3.2 See Appendix PRICING for rate elements for Interoffice Transport.

          8.4     Forecasts

                  For the fast six (6) months after CLEC's first order for unbundled Dedicated Transport, unbundled Entrance Facilities, or Digital Cross-Connect System, CLEC shall provide to NEVADA forecasts of the number of such unbundled Transport/interoffice/Entrance Facilities/DCS arrangements/multiplexing at a LATA level. Thereafter, CLEC shall make a good faith effort to provide such forecasts to NEVADA at a wire center level. CLEC shall provide such forecasts to NEVADA on a semi-annual basis.

9.       SIGNALING NETWORKS AND CALL-RELATED DATABASES

         Signaling Networks and Call-Related Databases are Network Elements that include Signaling Link Transport, Signaling Transfer Points, Service Control Points, and CallRelated Databases. Access to NEVADA's signaling network and call related databases will be provided as described in the following Appendices: SS7, 800, and AIN.

10.      OPERATIONS SUPPORT SYSTEMS FUNCTIONS

         Operations Support Systems Functions consist of pre-ordering, ordering, provisioning, maintenance and repair, and billing functions supported by NEVADA's databases and information. NEVADA will provide CLEC access to its Operations Support Systems Functions as outlined in Appendix OSS.

11.      CROSS-CONNECTS

The cross connect is the media between the NEVADA distribution frame and a CLEC designated point of access as described in Section 2.5 above.

11.1     The applicable loop cross connects are as follows:

(a)      2-wire analog loop to point of access;

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

(b)      4-wire analog loop to point of access;
(c)      2-wire digital loop to point of access; and

         (d)      4-wire digital loop to point of access.

11.2 The applicable unbundled Dedicated Transport cross connects are as follows:

(a)      DS- I to point of access; and

(b)      DS-3 to point of access.

11.3     The applicable Switch Port cross connects are as follows:

(a)      Analog Line Port to point of access;

                  (b)      ISDN BRI Port to point of access.

12.      PRICING

 12.1 Attached hereto as Appendix PRICING is a schedule which reflects the prices at which NEVADA agrees to provide CLEC with access to Unbundled Network Elements. CLEC agrees to compensate NEVADA for Unbundled Network Elements at the terms and conditions contained in this Appendix. Unbundled Network Elements are available from NEVADA on a per Unbundled Network Element basis at prices as contained in Appendix PRICING.

          12.1.1 For any rate element and/or charge contained in or referenced to in this Appendix that are not listed in the attached Appendix PRICING, including Bona Fide Requests, NEVADA and CLEC will negotiate prices.

12.2 Unless otherwise stated, NEVADA will render a monthly bill for Network Elements provided hereunder. Remittance in full will be due within thirty (30) days of receipt of invoice. Interest will apply on overdue amounts.

12.3     Recurring Charges

12.3.1 Unless otherwise listed below, where Rates are shown as monthly, a month will be defined as a calendar month. The minimum term for each monthly rated element will be one (1) month. After the initial month, billing will be on the basis of whole or fractional months used. The minimum service period for elements provided under the Bona Fide Request process may be longer.

 12.3.2 Where rates are based on minutes of use, usage will be accumulated at the end office or other measurement point without any per call rounding and total minutes by end office are rounded to the next higher minute. CLEC shall pay for all usage on such calls including those that are not completed due to busy or don't answer conditions.

12.3.3 Where rates are based on miles, the mileage will be calculated on the airline distance involved between the locations. To determine the rate to be billed, NEVADA will first compute the mileage using the V&H coordinates method, as set forth in the National Exchange Carrier Association, Inc. Tariff FCC No 4. When the calculation results in a fraction of a mile, NEVADA will round up to the next whole mile before determining the mileage and applying rates.


12.4     Nonrecurring Charges

 12.4.1 Consistent with CFR 51.307(d), there are nonrecurring charges for each Unbundled Network Element on the first connection on a CLEC order as well as separate nonrecurring charges for each additional connection associated with the same CLEC order at the same CLEC specified premises.

12.4.2 The appropriate nonrecurring charges shall apply for each service request processed by NEVADA, including but not limited to the following:

(a)      installation (Service Order and Connect);

(b)      disconnection (Disconnect);

(c)      rearrangement/modification (Change); or

(d)      cancellation (per NEVADA's tariff P.S.C.N. C, Section 5).

12.5     Maintenance of Elements

12.5.1 The network elements provided by NEVADA pursuant to this Appendix will be maintained by NEVADA.

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

12.5.2 If trouble occurs with Unbundled Network Elements provided by NEVADA, CLEC will first determine whether the trouble is in CLEC's own equipment and/or facilities or those of the End User. If CLEC determines the trouble is in NEVADA's equipment and/or facilities, CLEC will issue a trouble report to NEVADA.

12.5.3 CLEC will pay Additional Labor charges when CLEC reports a suspected failure of a network element and NEVADA dispatches personnel to the End User's premises or a NEVADA central office and trouble was not caused by NEVADA's facilities or equipment. Additional Labor charges will include all technicians dispatched, including technicians dispatched to other locations for purposes of testing. Rates for Additional Labor will be billed pursuant to NEVADA's tariff P.S.C.N. C, Section 13.

12-5.4 CLEC shall pay Additional Labor charges when NEVADA dispatches personnel and the trouble is in equipment or communications systems provided by an entity other than NEVADA or in detariffed CPE provided by NEVADA.

12.5.5 If CLEC issues a trouble report allowing NEVADA access to the End User's premises and NEVADA personnel are dispatched but denied access to the premises, then Additional Labor charges will apply for the period of time that NEVADA personnel are dispatched.

12.5.6 Additional Labor charges apply on a first and additional basis for each half hour or fraction thereof. If more than one technician is dispatched in conjunction with the same trouble report, the total time for all technicians dispatched will be aggregated prior to the distribution of time between the "First Half Hour or Fraction Thereof' and "Each Additional Half Hour or Fraction Thereof' rate categories. Basic Time is work related efforts of NEVADA performed during normally scheduled working hours on a normally scheduled work day. Overtime is work related efforts of NEVADA performed on a normally scheduled work day, but outside of normally scheduled working hours. Premium Time is work related efforts of NEVADA performed other than on a normally scheduled work day.

12-5.7 If CLEC requests or approves a NEVADA technician to perform services in excess of or not otherwise contemplated by the nonrecurring charges herein, CLEC will pay for any additional work to perform such services, including requests for installation or conversion outside of normally scheduled working hours.

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

          12.6 Other Pricing Terms and Conditions for Unbundled Local Switching ("ULS")

 1-2.6.1 When CLEC purchases unbundled Local Switching, CLEC may also order available NEVADA vertical features that the switch is equipped to provide. CLEC will pay the monthly and nonrecurring charges for such features as listed in Appendix PRICING.

 12-6.2 Use of NEVADA's SS7 signaling network will be provided for unbundled local switching. CLEC does not separately order SS7 under this method.

 12.6.3 With unbundled Local Switching, NEVADA will make available features that require resources outside the switch, but CLEC will pay additional charges (e.g., TCAP messages, SS7 Signaling, database queries, etc.) for such features.

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


  Analog Line Port            $31.60      $15.80    $64.85           $57.25     $24.50      $11.80        $89.35       $69.05
  BRI Port                    $31.60      $15.80    $64.85           $57.25     $24.50      $11.80        $89.35       $69.05
  PRI Port                    $31.60      $15.80    $104.15          $70.60     $53.40      $29.45       $167.60      $100.05
  Analog DID Port             $31.60      $15.80    $155.35         $148.80     $65.30      $52.60       $220.65      $201.40

                                                                                             ..........
                                                                                             ...

 Unbundled Dedicated                                                                 .....

  Voice Grade 2 Wire          $31.60      $15.80     $130.50       $122.95      $65.30      $52.60      $195.90      $175.55
  Voice Grade 4 Wire          $31.60      $15.80     $155.35       $148.80      $65.30      $52.60      $220.65      $201.40
  DS1                         $31.60      $15.80     $184.00       $143.70      $64.70      $47.40      $248.65      $191.10
  DS3                         ICB         ICB          Ice         ICB          ICB         ICB         Ice          ICB
  OC3                         IGB         Ice         Ice          Ice          Ice         ICB         Ice          ICB
  OC12                        ice         Ice          Ice         ICB          Ice         ICB         ICB          ICB
  OC48                        Ice         ICB          Ice         Ice          ICB         ICB         Ice          Ice


APPENDIX WP

APPENDIX WP Page i of I NEVADA/PAC-WEST TELECOMM, INC.

                                     020898

TABLE OF CONTENTS

 1. SERVICE PROVIDED ...............................................1
    ----------------------------------------------------------------
 2. USE OF SUBSCRIBER LISTING INFORMATION ..........................2
        ------------------------------------------------------------
 3. PRICING ........................................................2
 4. ASSIGNMENT .....................................................3
    ----------------------------------------------------------------
 5. LIABILITY ......................................................3
    ----------------------------------------------------------------

 6.  BREACH OF CONTRACT ............................................4
     ---------------------------------------------------------------

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

                            APPENDIX WP
                                 Pagel of 4
NEVADA/PAC-WEST TELECOMM, INC.
                                 020898

APPENDIX WP

WHITE PAGES DIRECTORY APPENDIX

NEVADA and CLEC agree to the following terms and conditions for the printing and distribution of White Pages directories:

(a) NEVADA publishes White Pages directories for geographic areas in which CLEC also provides local exchange telephone service, and CLEC wishes to include listings information for its End Users in the appropriate NEVADA White Pages directories.

(b) CLEC also desires distribution to its End Users of the White Pages directories that include listings of CLEC's End Users.

NOW THEREFORE, in consideration of these premises, NEVADA and CLEC agree as follows:

1.       SERVICE PROVIDED

1.1 Subject to NEVADA's practices, as well as the rules and regulations applicable to the provision of White Pages directories, NEVADA will include in appropriate White Pages directories the primary alphabetical listings of all CLEC End Users located within the local directory scope. The rules, regulations and NEVADA practices are subject to change from time to time.

1.2 CLEC shall furnish to NEVADA, in a form acceptable to both Parties, subscriber listing information pertaining to CLEC End Users located within the local directory scope, along with such additional information as NEVADA may require to prepare and print the alphabetical listings of said directory.

1.3      CLEC may provide CLEC's subscriber listing information to NEVADA for inclusion in the White Pages directory via an electronic feed of the listing information to NEVADA's listing database. Upon receipt of a request from a third party directory publisher, including Pacific Bell Directory, for subscriber listing information, NEVADA will provide to that third party directory publisher CLEC subscriber's listing information on an alphabetically Interfiled (interspersed) basis and indistinguishable from NEVADA's subscriber listing information. CLEC is responsible in using all available information to validate CLEC's End User listings for the directory(ies) prior to the directory(ies) deadline.

1.4 CLEC must provide a Main Listing (whether the End User's number is to be published or non-published) for each end-user that requires delivery. NEVADA

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

will arrange for the delivery of local directories to CLEC end-users in accordance with current practices.

1.5      Each CLEC subscriber will receive one copy of NEVADA's White Pages directory, and a Yellow Pages directory when cobound with the White Pages, in the same manner and at the same time that they are provided to NEVADA's subscribers.

 1.6 If CLEC's End User already has a current NEVADA directory, NEVADA shall not be required to deliver a directory to that End User until new directories are published for that End User's location.

         1.7 At CLEC's request, NEVADA will include CLEC specific information (i.e., business office, residence office, repair bureau, etc.) in the White Pages directory on an "index-type" informational page. This page will also include specific information pertaining to other CLECs. At its option, CLEC shall provide NEVADA with its logo and information in the form of a camera ready copy, sized at 1/8h of a page.

2.       USE OF SUBSCRIBER LISTING INFORMATION

CLEC authorizes NEVADA or its affiliated directory publisher to use the subscriber listing information provided to NEVADA pursuant to this Appendix, for inclusion in the appropriate printed directories and directory assistance databases where such service is provided by NEVADA.

Note: NEVADA uses CLEC and NEVADA listings to update/publish the Directory
     Assistance Data Base and the WP directory(ies).

3.       PRICING

3.1 Additional Listing Services (e.g., foreign listings) can be purchased by CLEC for its End Users on a per listing basis. CLEC shall pay NEVADA for all such listings provided to CLEC's End Users. The rates for additional listing services described herein are identified in NEVADA's tariff rates as defined in P.S.C.N. A5.

 3.2 Where CLEC's End User requires additional listings to appear in the White Pages directory, NEVADA will assess CLEC a monthly charge for such listings at existing NEVADA tariff rates as defined in P.S.C.N. A5.

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

4.       ASSIGNMENT

         The subscriber listing information shall remain the property of CLEC. Except as stated in Section -a herein, NEVADA shall not sublicense, assign, sell or transfer the subscriber listing information provided hereunder, nor shall NEVADA authorize any other company, outside the Southwestern Bell Company family of companies, or any person to use the subscriber listing information for any other purpose. NEVADA shall take appropriate measures to guard against any unauthorized use of the listings provided to it hereunder (at least the same measures NEVADA takes to protect its own listings from unauthorized use), whether by NEVADA, its agents, employees or others.

5.       LIABILITY

5.1  CLEC hereby releases NEVADA from any and all liability for damages due to errors or omissions in CLEC's subscriber listing information as provided to NEVADA under this appendix, and/or CLEC's subscriber listing information as it appears in the White Pages directory, including, but not limited to, special, indirect, consequential, punitive or incidental damages.

 5.2 CLEC shall indemnify, protect, save harmless and defend NEVADA (or NEVADA's officers, employees, agents, assigns and representatives) from and against any and all losses, liability, damages and expense arising out of any demand, claim, suit or judgment by a third party in any way related to any error or omission in CLEC's subscriber listing information as it appears in the White Pages directory, including any error or omission related to non-published or nonlisted subscriber listing information. CLEC shall so indemnify regardless of whether the demand, claim or suit by the third party is brought jointly against CLEC and NEVADA, and/or against NEVADA alone. However, if such demand, claim or suit specifically alleges that an error or omission appears in CLEC's subscribers listing information in the White Pages directory, NEVADA may, at its option, assume and undertake its own defense, or assist in the defense of CLEC, in which event CLEC shall reimburse NEVADA for reasonable attorney's fees and other expenses incurred by NEVADA in handling and defending such demand, claim and/or suit.

 5.3 This Appendix shall not establish, be interpreted as establishing, or be used by either party to establish or to represent their relationship as any form of agency, partnership or joint venture. Neither party shall have any authority to bind the other or to act as an agent for the other unless written authority, separate from this Appendix, is provided. Nothing in the Appendix shall be construed as providing for the sharing of profits or losses arising out of the efforts of either or both of the Parties. Nothing herein shall be construed as making either Party responsible or liable for the obligations and undertakings of the other Party.

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

6.       BREACH-OF CONTRACT

If either Party is found to have materially breached this Appendix, the non-breaching Party may terminate the Appendix by providing written notice to the breaching party, whereupon this Appendix shall be null and void with respect to any issue of NEVADA'S White Pages directory published sixty (60) or more days after the date of the receipt of such written notice.

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

APPENDIX 800

TABLE OF CONTENTS

 1. DESCRIPTION ........................................................1
    --------------------------------------------------------------------

 2. TERMS AND CONDITIONS ...............................................2
    --------------------------------------------------------------------

 3. RATE REGULATIONS ...................................................5
    --------------------------------------------------------------------

 3.2 Rate Elements .....................................................5
     -------------------------------------------------------------------

 4. MONTHLY BILLING ....................................................5
    --------------------------------------------------------------------

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                      ACCESS TO THE TOLL FREE CALLING DATABASE

This Appendix sets forth the terms and conditions under which NEVADA provides Access to the Toll Free Calling Database.

1.       DESCRIPTION

         1.1 NEVADA's 800 database, an ANSI SS7 call-related database system, receives updates processed from the national System Management System/800 ("SMS/800") database. Customer records in the SMS/800 are created or modified by entities known as Responsible Organizations ("RespOrd") who obtain access to the SMS/800 via the System Management System/800 database, Tariff FCC No. 1. 800 Service Providers must either become their own RespOrg or use the services of an established RespOrg. The services of a RespOrg include creating and updating 800 records in the SMS/800 to download to the 800 database(s). NEVADA does not, either through a tariff or contract, provide RespOrg service.

          1.2 After the 800 customer record is created in the SMS/800, the SMS/800 downloads the records to the appropriate databases, depending on the area of service chosen by the 800 subscriber. An 800 customer record is created in the SMS/800 for each 800 number to be activated. The SMS/800 initiates all routing changes to update information on a nationwide basis.

          1.3 Access to the Toll Free Calling Database allows CLEC to access NEVADA's 800 database for the purpose of switch query and database response. Access to the Toll Free Calling Database supports the processing of toll free calls (e.g., 800 and 888) where identification of the appropriate carrier (800 Service Provider) to transport the call is dependent upon the full ten digits of the toll free number (e.g., 1+800+NXX+X)CXX). Access to the Toll Free Calling Database includes all 800-type dialing plans (i.e., 800, 888, and other codes as may be designated in the future).

         1.4 Access to the Toll Free Calling Database provides the carrier identification function required to determine the appropriate routing of an 800 number based on the geographic origination of the call, from a specific or any combination of NPA/NXX, NPA or LATA call origination detail.

          1.5     There are three optional features available with 800 service:

                  (a)     POTS Translation;

                  (b)     Multiple Destination;. and

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

(c)     Six-Digit Master Number List Turnaround.

1.5.1 The POTS Translation feature converts the 800 number into a designated 10-digit number. If the 800 Service Provider provides the designated 10digit number associated with the 800 number and requests delivery of the designated 10-digit number in place of the 800 number, NEVADA will deliver the designated I 0-digit number.

1.5.2 The Multiple Destination feature allows the customer to create routing schemes utilizing:

(a)      Time of Day;

(b)      Day of Week

(c)      Day of Year

(d)      Allocation of Traffic by Percentage

(e)      NPA-NXX-XXXX

                   1.5.3 The Six-Digit Master Number List Turnaround feature applies when customer identification is performed for Canadian and Caribbean toll free numbers. This feature is billed in lieu of the Basic Toll Free Access Query charge.

2.       TERMS AND CONDITIONS

2.1 Access to the Toll Free Calling Database provided under these terms and conditions is only available for use in the provision of telephone exchange and exchange access telecommunications services as specified in the Telecommunications Act of 1996 and any effective rules and regulations of the Federal Communications Commission and Public Utility Commission of Nevada.

2.2 Access to the Toll Free Calling Database is offered separate and apart from other unbundled network elements necessary for operation of the network routing function addressed in these terms and conditions, e.g., end office 800 SSP functionality and CCS/SS7 signaling. This Appendix is separate from the prices, terms, conditions and billing for such related elements, and in no way shall this Appendix be construed to circumvent the prices, terms, conditions or billing as specified for such related elements.

2.3 CLEC shall address its queries to NEVADA's database to the alias point code of the ST? pair identified by NEVADA. CLECs queries shall use subsystem

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

number 0 in the calling party address field and a translations type of 254 with a routing indicator set to route on global title. CLEC acknowledges that such subsystem number and translation type values are necessary for NEVADA to properly process queries to its 800 database.

2.4 Each Party warrants to the other that it shall send queries and SS7 messages conforming to the ANSI approved standards for SS7 protocol and pursuant to the Specifications and Standards documents attached and incorporated herein in Exhibit I. Both Parties acknowledge that transmission in said protocol is necessary for each Party to provision Access to the Toll Free Calling Database (or the equivalent thereof). Each Party reserves the right to modify its network pursuant to other specifications and standards, which may include Bellcore Specifications defining specific service applications, message types, and formats, that may become necessary to meet the prevailing demands within the U.S. telecommunications industry. All such changes shall be announced in accordance with the then prevailing industry standard procedures. Each Party shall work cooperatively to coordinate any necessary changes.
2.5 CLEC acknowledges and agrees that CCS/SS7 network overload due to extraordinary volumes of queries and/or other SS7 network messages can and will have a detrimental effect on the performance of NEVADA's CCS/SS7 network and its 800 database. CLEC further agrees that NEVADA, at its sole discretion, may employ certain automatic and/or manual overload controls within NEVADA's CCS/SS7 network to guard against these detrimental effects. NEVADA shall report to CLEC any instances where overload controls are invoked due to CLECs CCS/SS7 network. CLEC shall take immediate corrective actions as are necessary to cure the conditions causing the overload situation.

2.6 During periods of 800 database system congestion, NEVADA shall utilize an automatic code gapping procedure to control congestion that may affect the service of all customers of NEVADA's 800 database. The automatic code gapping procedure used by NEVADA shall notify the CLEC's switch of the gap length (how long CLECs switch should wait before sending another query) and the gap duration (how long the switch should continue to perform gapping). For example, during an overload condition, the automatic code gapping procedures shall tell NEVADA 's 800 database when to begin to drop one out of three queries received. This code gapping procedure shall be applied uniformly to all users of NEVADA's 800 database. NEVADA reserves the right to manually invoke the automatic code gapping procedure to control congestion.

2.7 Prior to NEVADA initiating service under this Appendix, CLEC shall provide an initial forecast of busy hour query volumes. CLEC shall update its busy hour forecast for each upcoming calendar year (January
         - December) by October I of the preceding year and also whenever CLEC anticipates a change to existing

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

forecasts. CLEC shall provide such updates each year for the first three (3) years of this Appendix. If, prior to the establishment of a mutually agreeable service effective date, in writing, NEVADA, at its discretion, determines that it lacks adequate processing capability to provide Access to the Toll Free Calling Database to CLEC, NEVADA shall notify CLEC of NEVADA's intent not to provide the services under this Appendix and this Appendix will be void and have no further effect.

2.8 CLEC shall from time to time at NEVADA's request, provide additional forecasted information as deemed necessary by NEVADA for network planning in connection with this offering.

2.9 NEVADA shall test the Access to the Toll Free Calling Database in conjunction with CCS/SS7 Interconnection Service (e.g., SS7 Appendix) as outlined in Bellcore Technical References TR-NWT-000533, GR-954-CORE, GR-905 CORE, and PUB L-780023-PB/NB.

2.10 CLEC shall only use Access to the Toll Free Calling Database to determine the routing requirements for originating 800 calls. Neither CLEC nor carrier customers of CLEC, if CLEC is acting on behalf of other carriers, shall use the database information to copy, store, maintain or create any table or database of any kind or for any purpose. If CLEC acts on behalf of other carriers to access NEVADA's Toll Free Calling Database, CLEC shall prohibit such carriers from copying, storing, maintaining, or creating any table or database of any kind from any response provided by NEVADA after a query to NEVADA's Toll Free Calling Database. CLEC shall only use this network element in connection with the provision of telephone exchange and exchange access services.

2.11 CLEC shall ensure that it has sufficient link capacity and related facilities to handle its signaling and toll free traffic without adversely affecting other network subscribers.

2.12 NEVADA shall provide Access to the Toll Free Calling Database as set forth in this Appendix only as such elements are used for CLEC's activities on behalf of its Nevada local service customers where NEVADA is the incumbent local exchange carrier. CLEC agrees that any other use of NEVADA's Toll Free Calling Database for the provision of 800 database service by CLEC will be pursuant to the terms, conditions, rates, and charges of NEVADA's effective tariffs, as revised, for 800 database services.

2.13 This Appendix shall become effective on date) and shall continue for one (1) year from the effective date of implementation of Access to the Toll Free Calling Database. Thereafter, this Appendix shall remain in effect unless terminated by either Party upon written notice given sixty (60) days in advance of the termination date.

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

         2.14 Ordering and billing inquiries for the elements described herein shall be directed to the Local Service Center ("LSC"). Ordering' shall be done through the LSC using the standard CLEC order form and NEVADA's CCS/SS7 Interconnect Questionnaire, if applicable.

3.       RATE REGULATIONS

3.1 CLEC shall pay the rates for Access to the Toll Free Calling Database, as described in Appendix PRICING. These rates and charges will apply for one (1) year from the service effective date for each exchange. After one (1) year, NEVADA may change the rates upon sixty (60) days' notice. NEVADA may first give such notice sixty days before the end of the first year.
3.2      Rate Elements

         There are four rate elements associated with Access to the Toll Free Calling Database:

(a)      Basic Toll Free Access Query Rate Element;

(b)      POTS Translations Rate Element;

(c)      Multiple Destination Routing Rate Element; and

(d)      Six-Digit Master Number List Turnaround Rate Element.

         3.3 CLEC shall pay the Basic Toll Free Access query rate for each query received and processed by NEVADA's database. When applicable, the charge for the additional features (POTS Translations, Multiple Destination Routing, and Six Digit Master Number List Turnaround) are per query and in addition to the Basic Toll Free Access query charge, and shall also be paid by CLEC.

4.       MONTHLY BILLING

NEVADA shall render monthly billing statements to CLEC, and remittance in full will be due within thirty (30) days of receipt.

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

                                  APPENDIX 800
                                    EXHIBIT I

SPECIFICATIONS AND STANDARDS

Description of Subject Area
and Issuing Organization                                     Document Number

Bellcore, SS7 Specifications                                 GR-246-CORE

TR-NWT-000271

TR-NWT-000533


Bellcore, CCS Network Interface Specifications               GR-905-CORE

PUB L-780023-PB/NB

GR-954-CORE

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

CERTIFICATE OF SERVICE Docket No.

I hereby certify that I have this day served the foregoing document upon all parties of record in this proceeding by delivering a copy thereof in person to or by mailing a copy thereof, properly addressed, with postage prepaid to:

Via Hand Delivery:

Public Utilities Commission of Nevada    Public Utilities Commission of Nevada
Secretary (Orig +10)                     Staff Counsel (1)
1150 E. William Street                   1150 E. William Street, Suite 200
Carson City, NV 89701                    Carson City, NV 89701

Office of the Attorney General
Bureau of Consumer Protection
Fred Schmidt, Esq. (1)
1000 E. William Street, Suite 200
Carson City, NV 89701

Via U.S. Mail, Postage Pre-paid:

Sprint/Central-Nevada                     Sprint Communications
Ann Poncracz, Esq.                        Richard A. Purkey
330 S. Valley View Blvd.                  1850 Gateway Drive, 7th Flr
Las Vegas, NV 89512                       San Mateo, CA 94404-2467

Crowell, Susich, Owen, & Tackes, Ltd      MCI Telecommunications
Steven E. Tackes, Esq.                    Anthony DiTirro
P. 0. Box 1000                            201 Spear Street, 9th FIr
Carson City, NV 89702                     San Francisco, CA 94105

AT&T Communications                       Humboldt County Commission
William A. Ettinger                       50 West Fifth Street, Rm 205
795 Folsom Street                         Winnemucca, NV 89445
San Francisco, 94107

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

Nye County Commission                       City Manager - Carson City
P. 0. Box 153                               201 N. Carson Street
Tonopah, NV 89049                           Carson City, NV 89701-4264

White Pine County Commission                Storey County Commission
953 Campton Street                          Drawer D
Ely, NV 89301                               Virginia City, NV 89440

Pershing County Commission                  Lyon County Commission
P. 0. Box 820                               31 South Main Street
Lovelock, NV 89419                          Yerington, NV 89447

Lincoln County Commission                   Churchill County Commission
P. 0. Box 27-8                              10 West Williams
Pioche, NV 89043                            Fallon, NV 89406

Mineral County Clerk                        Washoe County Commission
P. 0. Box 1450                              P. 0. Box 11130
Hawthorne, NV 89415                         Reno, NV 89502

Esmeralda County Commission                 Lander County Commission
Fish Lake Valley                            315 South Humboldt
Dyer, NV 89010                              Battle Mountain, NV 89823

Eureka County Clerk                         Douglas County Commission
P. 0. Box 677                               P. 0. Box 218
Eureka, NV 89316                            Minden, NV 89423

Clark County Commission                     Elko County Commission
500 South Grand Central Parkway             569 Court Street
Las Vegas, NV 89106                         Elko, NV 89801

GTE                                         Citizens Communications
Kurt Rasmussen                              Aloa Stevens
One GTE Place, CA500GCF                     9670 South 700 East, Suite 10 1
Thousand Oaks, CA 91362                     Sandy, UT 84070-3455

CenturyTel                                  Rural Telephone Company
Gary Pearleberg, Vice President             James Martell
290 N. Main                                 P. 0. Box 9619
Calispell, MT 59901                         Glenns Ferry, ID 9' )623

Dennis R. Haney & Associates               McDonald, Carano, Wilson, & McCune
Philip J. Dabney, Esq.                     John Frankovich, Esq.
301 E. Clark Avenue, Suite 700             241 Ridge Street, 4th Flr
Las Vegas, NV 89 101                       Reno, NV 89505
Allison, MacKenzie, Hartman                Churchill County Telephone
Karen Peterson                             Don Mello
P. 0. Box 646                              P. 0. Box 1390
Carson City, NV 89702                      Fallon, NV 89406

Filer Mutual                               Lincoln County Telephone Company
John Gunn                                  John W. Christian, III
P. 0. Box 89                               P. 0. Box 150
Filer, ID 82238                            Pioche, NV 89043

Beehive Telephone Company                 State of Nevada
Art Brothers                              Department of Information Services
5160 Wiley Post Vay, Suite 220            505 E. King Street
Salt Lake City, U1 84116-2871             Carson City, NV 89701

AT&T Communications of Nevada             Kilpatrick, Johnston, & Adler
Jim Endres, Assistnt Vice President       Robert G. Johnston, Esq.
5250 South Virigina Street, Suite 370     412 North Division Street
Reno, NV 89502                            Carson City, NV 89703

NextLink Nevada                           GTE Service Corporation
Rex Knowles                               Susan K. Miller. Ph.D.
I I I E. Broadway, Suite 1250             One GTE Place, CA500GCD
Salt Lake City, U1841 I I                 Thousand Oaks, CA 91362-2811

Goodin, Mac Bride 3queri,   et. al.      Pac-West Telecom, Inc.
John Clark, Esq.                         John Sumpter, VP Regulatory
505 Sansome Street Floor                 4210 Coronado Avenue
San Francisco, CA)4111                   Stockton, CA 95204

                                        Sprint Communi( Natalie Wales,
A 1850 Gateway D San Mateo, CA

Dated at Reno, Neia this 30th day of August, 1999.

Beth Freemont

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